Exhibit 10

Execution Version

This AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 8, 2012, and effective as of the Restatement Effective Date (as defined below) (this “Amendment and Restatement Agreement”), to the Credit Agreement dated as of June 30, 2010, by and among Willbros United States Holdings, Inc., as Borrower, Willbros Group, Inc. and certain Subsidiaries thereof, as Guarantors, the Lenders from time to time party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent, and Issuing Bank, UBS Securities, LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents, as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2011, and Amendment No. 2 to Credit Agreement, dated as of March 19, 2012 (as so amended, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Amended and Restated Credit Agreement (as defined below) or, in the case of capitalized terms that are expressly used by reference to the Existing Credit Agreement, the Existing Credit Agreement.

INTRODUCTION

A. The Borrower has requested each Revolving Lender under the Existing Credit Agreement to extend the final maturity date that would otherwise apply to such Revolving Lender’s Revolving Commitment and extensions of credit thereunder, and each Revolving Lender under the Existing Credit Agreement whose name is set forth on Schedule 2.01 to the Amended and Restated Credit Agreement under the heading “Extending Revolving Lenders” (such Revolving Lenders under the Existing Credit Agreement being collectively referred to as the “Extending Revolving Lenders”) has agreed, subject to the terms and conditions set forth herein, so to extend such final maturity date in respect of the principal amount of such Revolving Lender’s Revolving Commitment set forth on such Schedule 2.01 opposite the name of such Revolving Lender as its Extended Revolving Commitment (such Revolving Commitments being collectively referred to as the “Extended Revolving Commitments”);

B. The Borrower has requested the making of Incremental Term Loans in an aggregate principal amount equal to $60,000,000, and each Person that is indicated on Schedule 2.01 to the Amended and Restated Credit Agreement as having an Incremental Term Commitment (such Persons being collectively referred to as the “Incremental Term Lenders”) has agreed, subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, to make an Incremental Term Loan to the Borrower on the Restatement Effective Date in an amount not to exceed the amount set forth on such Schedule 2.01 opposite the name of such Incremental Term Lender as its Incremental Term Commitment; and

C. The Borrower desires and has requested, and the other parties hereto have agreed, to amend and restate the Existing Credit Agreement in its entirety to be in the form of Annex A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Amended and Restated Credit Agreement”) and further to modify certain Schedules and Exhibits to the Existing Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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SECTION 1. Extension of Revolving Commitments. (a) The Borrower and each Extending Revolving Lender agree that, on the Restatement Effective Date, such Extending Revolving Lender’s Revolving Commitment under the Existing Credit Agreement shall be converted into an Extended Revolving Commitment under the Amended and Restated Credit Agreement, in each case in the principal amount set forth under the heading “Extended Revolving Commitments” on Schedule 2.01 to the Amended and Restated Credit Agreement opposite the name of such Extending Revolving Lender. The terms and conditions of the Extended Revolving Commitments shall be as set forth in the Amended and Restated Credit Agreement. For all purposes of the Amended and Restated Credit Agreement and the other Loan Documents, (i) each Extending Revolving Lender shall have, as of the Restatement Effective Date, an Extended Revolving Commitment (as defined in the Amended and Restated Credit Agreement) in the amount set forth on Schedule 2.01 to the Amended and Restated Credit Agreement opposite the name of such Extending Revolving Lender and (ii) each Extending Revolving Lender shall, as of the Restatement Effective Date, be an Extending Revolving Lender (as defined in the Amended and Restated Credit Agreement) and shall have all the rights and obligations of an Extending Revolving Lender under the Amended and Restated Credit Agreement and the other Loan Documents.

(b) The Revolving Commitments (or any portion thereof) under the Existing Credit Agreement of any Revolving Lender that are not converted into Extended Revolving Commitments pursuant to Section 1(a) above (such Revolving Commitments being collectively referred to as the “Non-Extended Revolving Commitments”, and such Revolving Lenders under the Existing Credit Agreement being collectively referred to as the “Non-Extending Revolving Lenders”) shall constitute “Non-Extended Revolving Commitments” under the Amended and Restated Credit Agreement. The terms and conditions of the Non-Extended Revolving Commitments shall be as set forth in the Amended and Restated Credit Agreement. For all purposes of the Amended and Restated Credit Agreement and the other Loan Documents, (i) each Non-Extending Revolving Lender shall have, as of the Restatement Effective Date, a Non-Extended Revolving Commitment (as defined in the Amended and Restated Credit Agreement) in the amount set forth on Schedule 2.01 to the Amended and Restated Credit Agreement opposite the name of such Non-Extending Revolving Lender and (ii) each Non-Extending Revolving Lender shall, as of the Restatement Effective Date, be a Non-Extending Revolving Lender (as defined in the Amended and Restated Credit Agreement) and shall have all the rights and obligations of a Non-Extending Revolving Lender under the Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 2 Incremental Term Loans. Each Incremental Term Lender agrees that, for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents, (a) such Incremental Term Lender shall have, as of the Restatement Effective Date, an Incremental Term Commitment (as defined in the Amended and Restated Credit Agreement) in the amount set forth on Schedule 2.01 to the Amended and Restated Credit Agreement opposite the name of such Incremental Term Lender and (b) each Incremental Term Lender shall, as of the Restatement Effective Date, be an Incremental Term Lender (as defined in the Amended and Restated Credit Agreement) and shall have all the rights and obligations of an Incremental Term Lender under the Amended and Restated Credit Agreement and the other Loan Documents.

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SECTION 3 Amendment and Restatement of the Existing Credit Agreement. Effective as of the Restatement Effective Date:

(a) the Existing Credit Agreement shall be amended and restated in its entirety to be in the form attached as Annex A hereto;

(b) Exhibit B to the Existing Credit Agreement shall be amended and restated to be in the form attached hereto as Exhibit B hereto, Exhibits C, H and I to the Existing Credit Agreement shall be deemed to be deleted in their entirety from the Amended and Restated Credit Agreement and each of the other Exhibits to the Amended and Restated Credit Agreement shall be deemed to be in the form attached as the corresponding Exhibit to the Existing Credit Agreement; and

(c) Schedules 1.01(a), 2.01, 4.08, 4.11, 4.13, 4.14, 6.01, 6.02, 6.05, 6.08 and 10.02 to the Existing Credit Agreement shall be amended and restated to be in the form attached as such Schedules to the Amended and Restated Credit Agreement, and each of the other Schedules to the Amended and Restated Credit Agreement shall be deemed to be in the form attached as the corresponding Schedule to the Existing Credit Agreement.

SECTION 4. Representations and Warranties. Each Loan Party jointly and severally represents and warrants, as of the Restatement Effective Date, that:

(a) after giving effect to this Amendment and Restatement Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(b) (i) the execution, delivery and performance by each Loan Party of this Amendment and Restatement Agreement have been duly authorized by all necessary corporate action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order for this Amendment and Restatement Agreement to be effective and enforceable against such Loan Party and (ii) this Amendment and Restatement Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, concepts of reasonableness and general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c) after giving effect to this Amendment and Restatement Agreement and the transactions contemplated hereby, the representations and warranties of the Loan Parties set forth in Article IV of the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Restatement Effective Date as though made on and as of each such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.

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SECTION 5. Effectiveness of this Amendment and Restatement Agreement and the Amended and Restated Credit Agreement. The effectiveness of this Amendment and Restatement Agreement, including the amendment and restatement of the Existing Credit Agreement to be in the form of the Amended and Restated Credit Agreement, shall be subject to the satisfaction (or waiver in accordance with Section 10.01 of the Existing Credit Agreement) of the following conditions precedent (the date on which all of such conditions shall first be satisfied being referred to as the “Restatement Effective Date”):

(a) Documentation. The Administrative Agent shall have executed a counterpart of this Amendment and Restatement Agreement and shall have received the following:

(i) executed counterparts of this Amendment and Restatement Agreement from (A) the Parent, the Borrower and each other Loan Party, (B) Lenders representing at least the Majority Lenders under the Existing Credit Agreement, (C) Lenders representing at least the Majority Revolving Lenders under the Existing Credit Agreement, (D) Lenders representing at least the Majority Term Lenders under the Existing Credit Agreement, (E) each Extending Revolving Lender, (F) each Incremental Term Lender and (G) each Issuing Bank;

(ii) a certificate dated the Restatement Effective Date from a Responsible Officer of the Parent stating that all representations and warranties of the Loan Parties set forth in Section 4 of this Amendment and Restatement Agreement are true and correct as of the Restatement Effective Date;

(iii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party, including all amendments thereto, as in effect on the Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, certified by the Secretary of State (or equivalent Governmental Authority) of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or Persons performing similar functions) of such Loan Party authorizing the Transactions to be entered into by such Loan Party and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or Notices of Borrowing;

(iv) a certificate of another officer of each Loan Party dated the Restatement Effective Date and certifying as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iii) above;

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(v) certificates from the appropriate Governmental Authority certifying as to the good standing, existence and authority of each Loan Party in the jurisdiction of its incorporation or formation;

(vi) a certificate from a Financial Officer of the Parent dated the Restatement Effective Date and addressed to the Administrative Agent and each of the Lenders party hereto, which shall be in form and in substance reasonably satisfactory to the Administrative Agent, certifying that each of the Parent, the Borrower, and the Parent and its Subsidiaries, taken as a whole, in each case after giving effect to the Incremental Term Loans contemplated to be made under the Amended and Restated Credit Agreement on the Restatement Effective Date and the other transactions contemplated hereby and thereby, is or are Solvent;

(vii) an opinion reasonably acceptable to the Administrative Agent, dated the Restatement Effective Date, of Cravath, Swaine & Moore LLP, special counsel to the Loan Parties;

(viii) opinions reasonably acceptable to the Administrative Agent, in each case dated the Restatement Effective Date, from local counsel located in each of Delaware, Texas, Oklahoma and Pennsylvania;

(ix) the Perfection Certificate, dated as of the Restatement Effective Date and executed by a Responsible Officer of the Parent;

(x) a certification from the American Flood Research, Inc., or any successor agency thereto, regarding each Mortgaged Property and, if any such Mortgaged Property is located in a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), flood insurance in such total amount as required by Regulation H of the Federal Reserve Board; provided that to the extent such certifications are not provided as of the Restatement Effective Date, the Borrower shall provide evidence of flood insurance for each Mortgaged Property as if such property were determined to be in a flood zone; and

(xi) a certificate of the Secretary or Assistant Secretary of the Parent dated as of the date hereof certifying that attached thereto is a true and complete copy of the Fourth Supplemental Indenture and Fifth Supplemental Indenture to the 6.5% Indenture and that such agreements have not been modified, rescinded, revoked or amended and are in full force and effect.

(b) Financial Statements. The Administrative Agent shall have received true and correct copies of (i) the Audited Financial Statements, (ii) the Interim Financial Statements and (iii) the Projections.

(c) Patriot Act Disclosures. No later than five (5) Business Days prior to the Restatement Effective Date, the Administrative Agent, on behalf of itself and the Lenders party hereto, shall have received all documentation and other information that the Administrative

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Agent or any such Lender shall have requested in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case to the extent such documentation and other information shall have been requested ten (10) Business Days in advance of such date.

(d) Payment of Fees and Expenses. The Borrower shall have paid in immediately available funds (i) to Crédit Agricole CIB, all fees and expenses required to be paid to it for its own account pursuant to the Engagement Letter dated September 27, 2012, by and among the Parent, the Borrower and Crédit Agricole CIB, (ii) to the Administrative Agent, for the account of each Lender under the Existing Credit Agreement that executes and delivers a counterpart of this Amendment and Restatement Agreement to the Administrative Agent prior to 12:00 p.m., New York City time, on November 8, 2012, a cash consent fee equal to 0.25% of the aggregate principal amount of the Term Loans and the Revolving Commitment (whether used or unused) of such Lender, in each case, outstanding or in effect under the Existing Credit Agreement as of the Restatement Effective Date (but prior to giving effect to the transactions contemplated hereby), (iii) to the Administrative Agent, for the account of each Extending Revolving Lender that executes and delivers a counterpart of this Amendment and Restatement Agreement to the Administrative Agent prior to 12:00 p.m., New York City time, on November 8, 2012, a cash extension fee equal to 2.00% of the Extended Revolving Commitment of such Extending Revolving Lender as of the Restatement Effective Date and (iv) to the Administrative Agent, for its own account, all expenses of the Administrative Agent required to be reimbursed pursuant to Section 10.04 of the Amended and Restated Credit Agreement for which invoices have been presented to the Borrower prior to such date.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein or in the Amended and Restated Credit Agreement, this Amendment and Restatement Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being agreed and understood that, for the avoidance of doubt, as of the Restatement Effective Date all the obligations of the Loan Parties under the Existing Credit Agreement shall be superseded in their entirety by their obligations under the Amended and Restated Credit Agreement and no term or condition of the Existing Credit Agreement shall affect any term or condition of, or give rise to any Default or Event of Default under, the Amended and Restated Credit Agreement). The amendment and restatement of the Existing Credit Agreement shall not constitute a novation of any of the Loan Documents.

(b) Each Loan Party acknowledges that on and as of the Restatement Effective Date all monetary obligations under the Loan Documents in effect on such date are payable without defense, offset, counterclaim or recoupment. Each Loan Party reaffirms its monetary obligations under the Existing Credit Agreement, as amended and restated hereby, and acknowledges and agrees that such obligations are not impaired in any respect by this Amendment and Restatement Agreement. Each Loan Party hereby agrees that all liens and security interests securing payment of the Obligations under the Existing Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations under the Amended and Restated Credit Agreement.

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(c) On and after the Restatement Effective Date, each reference to the “Credit Agreement” or words of like import in any Loan Document shall be deemed a reference to the Amended and Restated Credit Agreement. This Amendment and Restatement Agreement shall constitute a “Loan Document” for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 7. Governing Law; Counterparts; Successors and Assigns.

(a) THIS AMENDMENT AND RESTATEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND RESTATEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) This Amendment and Restatement Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment and Restatement Agreement may be executed by facsimile signature and all such signatures shall be effective as originals. Headings in this Amendment and Restatement Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment and Restatement Agreement for any other purpose or be given any substantive effect.

(c) This Amendment and Restatement Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Amended and Restated Credit Agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment and Restatement Agreement as of the date first written above.

PARENT:

WILLBROS GROUP, INC.

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Vice President and Treasurer

BORROWER:

WILLBROS UNITED STATES HOLDINGS, INC.

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

GUARANTORS:

CONSTRUCTION & TURNAROUND SERVICES, L.L.C.,
CONSTRUCTION & TURNAROUND SERVICES OF CALIFORNIA, INC.,
WILLBROS DOWNSTREAM, LLC,
WILLBROS DOWNSTREAM OF OKLAHOMA, INC.,
WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC.,
WILLBROS CONSTRUCTION (U.S.), LLC,
WILLBROS ENERGY SERVICES COMPANY,
WILLBROS ENGINEERS (U.S.), LLC,
WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.,
WILLBROS GOVERNMENT SERVICES (U.S.), LLC,
WILLBROS MIDSTREAM SERVICES (U.S.), LLC,
WILLBROS PROJECT SERVICES (U.S.), LLC,
WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC,
WILLBROS T&D SERVICES, LLC,
WILLBROS ENGINEERS, LLC,
WILLBROS UTILITY T&D HOLDINGS, LLC,
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.,
CHAPMAN HOLDING CO., INC.,
CHAPMAN CONSTRUCTION CO., L.P.,
WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC,
BEMIS, LLC,
HALPIN LINE CONSTRUCTION LLC,
HAWKEYE, LLC,
PREMIER UTILITY SERVICES, LLC,
LINEAL INDUSTRIES, INC.,
SKIBECK PIPELINE COMPANY, INC.,
TRAFFORD CORPORATION,
UTILX CORPORATION,
UTILX OVERSEAS HOLDINGS, INC.,

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer; Authorized Representative

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as the Administrative Agent, the Collateral Agent, an Issuing Bank and a Lender,

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

NATIXIS

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

CREDIT SUISSE AG, Cayman Islands Branch, as a lender

By:	/s/ James Morn
Name:	James Morn
Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Associate

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

For any Lender requiring a second signature block:

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Capital One, N.A.

By:	/s/ Bobby Hamilton
Name:	Bobby Hamilton
Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

LANDMARK VI CDO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

LANDMARK V CDO LIMITED

By: Aladdin Capital Management LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

LANDMARK VII CDO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

GREYROCK CDO LTD.

By: Aladdin Capital Management LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Valcour Floating Rate Fund

By:	/s/ Todd Murray
Name:	Todd Murray
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

ABCLO 2007-1, Ltd.

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AllianceBernstein High Income Fund

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AllianceBernstein Institutional Investments – High Yield Loan Portfolio

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO III, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO VI, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO V, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO IX, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AMMC CLO X, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

CONTINENTAL CASUALTY COMPANY

By:	/s/ Lynne Gugenheim
Name:	Lynne Gugenheim
Title:	Senior Vice President and Deputy General Counsel

Attest:
By:	/s/ David B. Lehman
Assistant Secretary

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

The Hartford Floating Rate Fund, as Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

The Hartford Floating Rate High Income Fund, as Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

AVALON IV CAPITAL LTD
By: Invesco Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Confluent 3 Limited.
By: Invesco Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. As Investment Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

HUDSON CANYON FUNDING II, LTD By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Invesco Van Kampen Dynamic Credit Opportunities Fund
By: Invesco Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Invesco Van Kampen Senior Income Trust
By: Invesco Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

LIMEROCK CLO I By: INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Morgan Stanley Investment Management Croton, Ltd. By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

MSIM Peconic Bay, Ltd. By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

QUALCOMM Global Trading Pte. Ltd. By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Invesco Zodiac Funds – Invesco US Senior Loan Fund By: Invesco Management S.A. As Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Marea CLO, Ltd. By: Invesco Senior Secured Management Inc.

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Redwood Master Fund, Ltd., by Its Investment Manager, Redwood Capital Management, LLC

By:	/s/ Jonathan Kolatch
Name:	Jonathan Kolatch
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Redwood Opportunity Master Fund, Ltd., by Its Investment Manager, Redwood Capital Management, LLC

By:	/s/ Jonathan Kolatch
Name:	Jonathan Kolatch
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

By:	/s/ Russell F. Bryant
Name:	Russell F. Bryant
Title:	Chief Financial Officer
Quadrant Capital Advisors, Inc.
Investment Advisor to Pontus Trust

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

BELL ATLANTIC MASTER TRUST By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

FARAKER INVESTMENT PTE LTD.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

FIRST 2004-II CLO, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

MAC CAPITAL, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

MOMENTUM CAPITAL FUND, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

PALMETTO INVESTORS MASTER FUND, LLC. By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

RGA REINSURANCE COMPANY By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Trust Company of the West As trustee of TCW Capital Trust

By:	/s/ John A. Fekete
Name:	John A. Fekete
Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Crescent Senior Secured Floating Rate Loan Fund, LLC By: Crescent Capital Group LP, its advisor

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

TCW SENIOR SECURED LOAN FUND, LP By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

VITESSE CLO LTD. By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

WEST BEND MUTUAL INSURANCE COMPANY By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Crescent Capital High Income Fund L.P. Business Name: Crescent Capital LP High Income Fund By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

ATLAS SENIOR LOAN FUND, LTD. By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Corporate Credit Partners L.P.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Debt Investors II (2006) (Ireland) L.P.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2005-1, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2005-2, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2006-1, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2007-A, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2007-1, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Oregon Public Employees Retirement Fund

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Ace Tempest Reinsurance Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Maryland State Retirement and Pension System

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

KKR Financial CLO 2011-1, Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Consumer Program Administrators, Inc. By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

IDEO

By:	/s/ Arlene Arellano
Name:	Arlene Arellano
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

OCP Investment Trust By: Onex Credit Partners, LLC, its manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Onex Debt Opportunity Fund, Ltd. By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Onex Senior Credit II, LP By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Onex Senior Credit Fund, L.P. By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

For any Lender requiring a second signature block:

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Green Island CBNA Loan Funding LLC
By: Citibank N.A.

By:	/s/ Lynette Thompson
Name:	Lynette Thompson
Title:	Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name:	Richard Vratanina
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

Edison 1 Loan Funding LLC By: Citibank N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

FS ENERGY AND POWER FUND By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

WALNUT STREET FUNDING LLC By: FS Investment Corporation, as Sole Member By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Name of the Lender (with each Lender that is an Issuing Bank executing and delivering a counterpart hereof both in its capacity as a Lender and an Issuing Bank):

LAKE PLACID FUNDING

By:	/s/ Arlene Arellano
Name:	Arlene Arellano
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment and Restatement Agreement of Willbros United States Holdings, Inc.

Annex A

FORM OF AMENDED AND RESTATED CREDIT AGREEMENT

Execution Version

CREDIT AGREEMENT

Dated as of June 30, 2010,

As amended and restated as of November 8, 2012,

among

WILLBROS UNITED STATES HOLDINGS, INC.

as Borrower,

WILLBROS GROUP, INC.

and

CERTAIN SUBSIDIARIES THEREOF,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent, Collateral Agent, and Issuing Bank,

UBS SECURITIES LLC,

as Syndication Agent,

and

NATIXIS, THE BANK OF NOVA SCOTIA and CAPITAL ONE, N.A.,

as Co-Documentation Agents

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

Revolving Credit Facility Sole Lead Arranger and Sole Bookrunner

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

Term Loan Facility Sole Lead Arranger and Sole Bookrunner

i

(continued)

(continued)

(continued)

EXHIBITS:

Exhibit A	—	Form of Assignment and Acceptance Agreement
Exhibit B	—	Form of Compliance Certificate
Exhibit C	—	Reserved
Exhibit D	—	Form of Letter of Credit Request
Exhibit E-1	—	Form of Revolving Note
Exhibit E-2	—	Form of Term Note
Exhibit F	—	Form of Notice of Borrowing
Exhibit G	—	Form of Notice of Conversion or Continuation
Exhibit H	—	Reserved
Exhibit I	—	Reserved
Exhibit J	—	Form of Supplemental Perfection Certificate

SCHEDULES:

Schedule 1.01 (a)	—	Existing Letters of Credit
Schedule 2.01	—	Commitments
Schedule 4.08	—	Litigation
Schedule 4.11	—	Subsidiaries
Schedule 4.13	—	Environmental Matters
Schedule 4.14	—	Insurance
Schedule 6.01	—	Existing Liens
Schedule 6.02	—	Existing Debt
Schedule 6.05	—	Existing Investments
Schedule 6.08	—	Affiliate Transactions
Schedule 10.02	—	Addresses for Notices

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of June 30, 2010, as amended and restated as of November 8, 2012, is among Willbros United States Holdings, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent, and Issuing Bank, UBS Securities, LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders, the Issuing Banks, the Agents, the Syndication Agent and the Co-Documentation Agents hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Certain Defined Terms. As used in this Agreement (including in the introduction), the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“17th Street Facility” means the owned real property of the Borrower located at 5104 – 17th Street NW, Edmonton, Alberta, Canada and the fixtures and other interests relating thereto.

“6.5% Convertible Senior Notes” means the $84,500,000 in original principal amount of 6.5% convertible senior notes due 2012 issued by the Parent pursuant to the 6.5% Indenture.

“6.5% Indenture” means the Indenture dated as of December 23, 2005, by and among the Parent, the Borrower, as guarantor, and Bank of Texas, N.A., as successor in interest to The Bank of New York, as trustee, as supplemented.

“Acceleration Date” means the first date after the Restatement Effective Date on which there shall occur an acceleration of the Loans and termination of the Commitments pursuant to Section 7.02 or 7.03.

“Acceptable Security Interest” in any property means a Lien which (a) exists in favor of the Collateral Agent for the benefit of the Secured Parties, (b) secures the Obligations, and (c) is perfected and enforceable against the Loan Party that created such Lien in preference, subject to Section 5.09(e), to any rights of any Person therein, other than Permitted Liens.

“Account Control Agreement” shall mean, with respect to any deposit or securities account of any Loan Party held with a financial institution or financial intermediary that is not the Collateral Agent, an agreement in form and substance reasonably acceptable to the Collateral Agent among the Collateral Agent, such financial institution or financial intermediary and the applicable Loan Party establishing control over such deposit account or securities account of such Loan Party.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Closing Date, by which the Parent or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any corporation, partnership, limited liability company, or other entity, or a division thereof, whether through purchase of assets, merger or otherwise, or (b) acquires at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership, limited liability company or other entity.

“Adjusted Base Rate” means, for any day, a fluctuating rate of interest per annum equal to the highest of (a) the Prime Rate in effect for such day, (b) the sum of the Federal Funds Effective Rate in effect for such day plus  1/2 of 1.0% per annum, (c) the sum of the Eurocurrency Rate in effect for such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1.0% per annum and (d) with respect to Term Loans, any Revolving Advances made by an Extending Revolving Lender on or after July 1, 2013 and for all Revolving Outstanding Amounts owing to any Extending Revolving Lender on and after July 1, 2013, 3.0% per annum. Any change in the Adjusted Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate.

“Administrative Agent” means Crédit Agricole CIB, in its capacity as administrative agent for the Lenders under the Loan Documents, and any successor administrative agent appointed pursuant to Section 9.06.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affiliate” of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; provided, however, that with respect to any Loan Party, the term “Affiliate” also means any Person that possesses directly or indirectly, the power to vote or direct the voting of 10% or more of the outstanding shares of Voting Stock of such Loan Party. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Agent” means either the Administrative Agent or the Collateral Agent.

“Agent Parties” has the meaning set forth in Section 10.02(d).

“Agreement” means this Credit Agreement, dated as of June 30, 2010, as amended and restated as of November 8, 2012, among the Borrower, the Guarantors, the Lenders, the Issuing Banks, the Agents, the Syndication Agent and the Co-Documentation Agents.

“Allocable Amount” has the meaning set forth in Section 8.17(b).

“Alternative Currency” means Canadian Dollars, Australian Dollars, Euro and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of November 8, 2012, among the parties thereto, providing for the amendment and restatement of the Original Credit Agreement to be in the form hereof.

“Applicable Commitment Fee Rate” means, for any day, the applicable rate per annum set forth below, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.06(c) and subject to Section 2.09(f):

Fee Rate Level	Total Leverage Ratio	Applicable Commitment Fee Rate
4	≥2.50:1	0.75%
3	<2.50:1 but ≥2.00:1	0.625%
2	<2.00:1 but ≥1.50:1	0.50%
1	<1.50:1	0.50%

Any increase or decrease in the Applicable Commitment Fee Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.06(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Fee Rate Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such Compliance Certificate is delivered. The Applicable Commitment Fee Rate in effect as of the Restatement Effective Date shall be Fee Rate Level 4 until the first Business Day immediately following the first delivery after the Restatement Effective date of a Compliance Certificate pursuant to Section 5.06(c).

“Applicable Lender”, when used with respect to the Term Loan Facility or the Revolving Credit Facility, means a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Advance, respectively.

“Applicable Lending Office” means (a) with respect to any Lender, the office, branch, Subsidiary, Affiliate or correspondent bank of such Lender specified in its Administrative Questionnaire or such other office, branch, Subsidiary, Affiliate or correspondent bank as such Lender may from time to time specify in a notice to the Borrower and the Administrative Agent and (b) with respect to the Administrative Agent, the address specified for the Administrative Agent on Schedule 10.02 or such other address, facsimile number, electronic mail address or telephone number as shall be designated by the Administrative Agent in a notice to the other parties hereto.

“Applicable Margin” means: (a) with respect to Term Loans that are Base Rate Loans, 6.50% per annum, (b) with respect to Term Loans that are Eurocurrency Rate Loans, 7.50% per annum and (c) with respect to Revolving Advances of any Type or letter of credit fees in respect of Performance Letters of Credit, the applicable rate per annum set forth below, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.06(c) and subject to Section 2.09(f):

Pricing Level	Total Leverage Ratio	Revolving Borrowing Eurocurrency Rate until the Revolving Maturity Date	Revolving Borrowing Base Rate until the Revolving Maturity Date	Performance Letters of Credit	Revolving Borrowing Eurocurrency Rate for Extended Revolving Borrowings beginning July 1, 2013 until the Extended Revolving Maturity Date	Revolving Borrowing Base Rate for Extended Revolving Borrowings beginning July 1, 2013 until the Extended Revolving Maturity Date
4	≥2.50:1	3.75%	2.75%	3.25%	7.50%	6.50%
3	<2.50:1 but ≥2.00:1	3.50%	2.50%	3.00%	7.50%	6.50%
2	<2.00:1 but ≥1.50:1	3.25%	2.25%	2.75%	7.50%	6.50%
1	<1.50:1	3.00%	2.00%	2.50%	7.50%	6.50%

Any increase or decrease in the Applicable Margin resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.06(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such Compliance Certificate is delivered. The Applicable Margin in effect as of the Restatement Effective Date shall be Pricing Level 4 until the first Business Day immediately following the first delivery after the Restatement Effective date of a Compliance Certificate pursuant to Section 5.06(c).

“Applicable Percentage” means, at any time, (a) with respect to any Revolving Lender, subject to any adjustment as provided in Section 2.17(a)(iv), the percentage (carried out to the ninth decimal place) of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time, provided that if all the Revolving Commitments have terminated, the Applicable Percentages of the Revolving Lenders shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments, and (b) with respect to any Term Lender, (i) prior to the termination of the Incremental Term Commitments, the percentage (carried out to the ninth decimal place) of the aggregate Incremental Term Commitments represented by such Lender’s Incremental Term Commitment at such time and (ii) following the termination of the Incremental Term Commitments, the percentage (carried out to the ninth decimal place) of the aggregate principal amount of the Term Loans represented by such Lender’s Term Loans at such time.

“Applicable Period” has the meaning set forth in Section 2.09(f).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means the Revolving Credit Facility Arranger and the Term Loan Facility Arranger.

“Asset Disposition” means any disposition, whether by sale, lease, license, transfer or otherwise, of any or all of the property of the Parent or any of its Subsidiaries, other than (a) any sale or issuance of Equity Interests of any Subsidiary to the Parent or any other Subsidiary, (b) dispositions of cash and Cash Equivalents in the ordinary course of business or for any purposes permitted under this Agreement, (c) sales of inventory in the ordinary course of business, (d) dispositions of assets which have become obsolete or, in the Parent’s reasonable judgment, no longer used or useful in the business of the Parent and its Subsidiaries, (e) dispositions of any Governmental Fueling Facility, (f) leases and subleases of equipment in the ordinary course of business, and (g) any loss, destruction or damage of such property, or any actual condemnation, seizure or taking, by exercise of eminent domain or otherwise, of such property, or any confiscation or requisition of the use of such property; provided that, for purposes of Section 2.08(c)(v) and the related definitions, the term “Asset Disposition” shall mean Asset Dispositions by the Parent or any of its Subsidiaries made in reliance on Section 6.04(c), 6.04(g), and 6.04(i) of property the Net Proceeds of which is $1,000,000 or more with respect to any such Asset Disposition and $2,000,000 or more with respect to all such Asset Dispositions consummated during any one fiscal year.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Acceptance” shall mean an Assignment and Acceptance entered into by a Lender and an Eligible Assignee and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent in its sole discretion.

“Attributable Indebtedness” means, on any date, in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries as of December 31, 2011, together with the related consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows for the fiscal year ended December 31, 2011 of the Parent and its Subsidiaries, including the notes thereto.

“Australian Dollars” or “AU$” means the lawful money of Australia.

“Base Rate Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Base Rate.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

“Bookrunner” means Crédit Agricole CIB in its capacity as the Revolving Credit Facility bookrunner and Crédit Agricole CIB in its capacity as Term Loan Facility bookrunner, as the context may require.

“Borrower” has the meaning set forth in the introductory paragraph hereto.

“Borrower Materials” has the meaning set forth in Section 5.06.

“Borrowing” means a Revolving Borrowing or a Term Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to remain closed under the laws of, or in fact remain closed in, New York and, if such day relates to any Eurocurrency Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market; provided that, if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars, or any other dealings in any currency other than Dollars to be carried out pursuant to this Agreement, such day is also a day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollars” and “C$” means the lawful money of Canada.

“Capital Expenditures” means all expenditures of the Parent and its Subsidiaries in respect of the purchase or other acquisition, construction or improvement of any fixed or capital assets that are required to be capitalized under GAAP on a consolidated balance sheet of the Parent and its Subsidiaries as property, plant, equipment or other fixed assets; provided, however, that Capital Expenditures shall in any event exclude (a) normal replacements and maintenance which are properly charged to current operations, (b) expenditures made on account of any loss, destruction or damage of any fixed or capital assets, or any actual condemnation, seizure or taking, by exercise of eminent domain or otherwise, of any fixed or capital assets, or any confiscation or requisition of the use of any fixed or capital assets, to the extent such expenditures do not exceed the amount of the insurance proceeds, condemnation awards or damage recovery proceeds relating thereto, (c) any Qualified Investment made pursuant to any Reinvestment Notice, (d) any such expenditures in the form of a substantially contemporaneous exchange of similar fixed or capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent and its Subsidiaries, (e) any Investment or Acquisition, and (f) expenditures in connection with the construction, development and/or operation and maintenance of any Governmental Fueling Facility.

“Capital Lease” of a Person means any lease of any property by such Person as lessee that would, in accordance with GAAP (but subject to Section 1.03(a)), be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

“Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Secured Parties, as collateral for the Letter of Credit Exposure, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the applicable Issuing Bank (which documentation is hereby consented to by the Lenders). Derivatives of such term have corresponding meanings.

“Cash Equivalents” means:

(a) investments in direct obligations of the United States of America or any agency thereof,

(b) investments in certificates of deposit of maturities less than one year or less than two years (provided that such investment lasting longer than one year but less than two years may be converted into cash within three (3) Business Days without unreasonable premium or penalty) issued by, or time deposits with, Amegy Bank, N.A., Bank of Texas, N.A., or commercial banks in the United States having capital and surplus in excess of $500,000,000,

(c) investments in commercial paper of maturities less than one year rated A1 or P1 (or higher) by S&P or Moody’s, respectively, or any equivalent rating from any other rating agency reasonably satisfactory to the Administrative Agent,

(d) investments in securities purchased under repurchase obligations pursuant to which arrangements are made with selling financial institutions (being a financial institution with a rating of A1 or P1 (or higher) by S&P or Moody’s, respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase, and other similar short-term investments made in connection with cash management practices of the Parent and its Subsidiaries,

(e) investments in institutional money market mutual funds that meet the criteria set forth by rule 2a-7 of the Investment Company Act of 1940, and

(f) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes.

“CFC” means (a) each Person that is a “controlled foreign person” for purposes of the Code and (b) each Subsidiary of any such controlled foreign person.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means the occurrence of any of the following events:

(a) the consummation of any transaction (including any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of the Parent or any of its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) or related persons constituting a “group” (as such term is used in Rule 13d-5 under the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of more than 40% of the Voting Stock of the Parent, measured by voting power rather than number of shares; or

(b) the first day on which a majority of the members of the Board of Directors of the Parent are not Continuing Directors.

“Class” has the meaning set forth in Section 1.04.

“Closing Date” means June 30, 2010.

“Code” means the United States Internal Revenue Code of 1986 and any successor statute and all rules and regulations promulgated thereunder.

“Co-Documentation Agents” means Natixis, The Bank of Nova Scotia and Capital One, N.A., in their capacities as co-documentation agents for the Facilities.

“Collateral” means (a) all the “Collateral”, “Property”, and “Premises” and other similar terms as defined in, or used in, any Security Document and (b) all other property of any Loan Party subject to, or intended to be subject to, any Security Document as collateral covered thereby.

“Collateral Agent” means Crédit Agricole CIB, in its capacity as collateral agent under the Loan Documents, and any successor collateral agent appointed pursuant to Section 9.06.

“Collateral Agent Account” means an interest-bearing deposit account maintained with the Collateral Agent for the benefit of the Secured Parties and subject to an Acceptable Security Interest.

“Commitments” means the Revolving Commitments and/or the Incremental Term Commitments, as the context may require.

“Compliance Certificate” means a Compliance Certificate signed by a Financial Officer of the Parent in substantially the form of the attached Exhibit B.

“Consolidated Debt” means, as of any date of determination, all Debt of the Parent and its Subsidiaries as of such date, calculated on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, for any period, without duplication, the sum of the following, in each case calculated for such period:

(a) Consolidated Net Income, excluding the results of discontinued operations for such period (as determined in accordance with GAAP); plus

(b) to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) charges against income for foreign, federal, state, and local Taxes, (iii) depreciation and amortization expense, (iv) other non-cash charges or losses (other than non-cash charges related to the SEC/DOJ Investigation), (v) extraordinary or non-recurring expenses or losses, and (vi) amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt; minus

(c) to the extent included in determining such Consolidated Net Income, extraordinary or non-recurring gains; minus (in the case of a gain) or plus (in the case of a loss);

(d) to the extent included (or deducted) in determining such Consolidated Net Income, any gains or losses on sales of assets of the Parent or any of its Subsidiaries (other than in the ordinary course of business); minus

(e) to the extent included in determining such Consolidated Net Income, the income of any Person (other than any Wholly Owned Subsidiary of the Parent) in which the Parent or any Wholly-Owned Subsidiary owns any Equity Interests, except to the extent (i) such income is received by the Parent or such Wholly-Owned Subsidiary in a cash distribution during such period or (ii) the payment of cash dividends or similar cash distributions by such Person to the Parent or such Wholly-Owned Subsidiary on account of such ownership is not prohibited by any Governmental Authority or by the operation of the terms of the Organizational Documents of such Person or any agreement or other instrument binding on such Person; minus (in the case of a gain) or plus (in the case of a loss);

(f) to the extent included (or deducted) in determining such Consolidated Net Income, non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives; minus

(g) cash payments made during such period in respect of non-cash charges added back in determining Consolidated EBITDA pursuant to clause (b)(iv) above for any previous period; plus (in the case of a loss) or minus (in the case of a gain)

(h) to the extent deducted in determining such Consolidated Net Income, fees and expenses in an aggregate amount not to exceed $20,000,000 relating to the InfrastruX Merger, the Refinancing Transactions and the transactions contemplated hereby; plus (in the case of a loss) or minus (in the case of a gain)

(i) to the extent included (or deducted) in determining such Consolidated Net Income, gain or loss arising from early extinguishment of Debt or obligations under any Hedging Arrangement; plus

(j) to the extent deducted in determining such Consolidated Net Income, fees and expenses paid or payable in connection with any waiver or amendment of any Debt (including in connection with the Transactions); plus

(k) to the extent deducted in determining such Consolidated Net Income, any premiums or similar fees paid or payable in connection with a prepayment of any Debt; plus

(l) to the extent deducted in determining such Consolidated Net Income, costs, expenses and charges relating to the independent compliance monitor retained as a result of the SEC/DOJ Investigation incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (l) and (m) of this definition in any period of four consecutive fiscal quarters shall not exceed $5,000,000; plus

(m) to the extent deducted in determining such Consolidated Net Income, costs, expenses and charges relating to the TransCanada Pipeline Arbitration incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (l) and (m) of this definition in any period of four consecutive fiscal quarters shall not exceed $5,000,000.

For purposes of calculating Consolidated EBITDA for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received in which by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.03(c).

“Consolidated Interest Expense” means, for any period, the interest expense of the Parent and its Subsidiaries (excluding, to the extent otherwise included therein, (a) amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt (including fees, expenses and charges payable in connection with the consummation of the Transactions or any other waivers or amendment of any Debt) and (b) non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives) calculated on a consolidated basis in accordance with GAAP for such period.

“Consolidated Net Income” means, for any period, the net income of the Parent and its Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP.

“Continue”, “Continuation”, and “Continued” each refers to a continuation of Eurocurrency Rate Loans for an additional Interest Period upon the expiration of the Interest Period then in effect for such Loans.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Parent who (a) was a member of such Board of Directors on the Restatement Effective Date or (b) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

“Convert”, “Conversion”, and “Converted” each refers to a conversion of Loans of one Type into Loans of another Type.

“Crédit Agricole CIB” means Crédit Agricole Corporate and Investment Bank.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an LC Credit Extension.

“Debt” means, for any Person, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(b) obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and not past due for more than ninety (90) days unless being contested by such Person in good faith by appropriate proceedings diligently conducted, (ii) deferred compensation payable to directors, officers or employees of the Parent or any of its Subsidiaries and (iii) any purchase price adjustment or earnout, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is determinable and is not paid when due (giving effect to any applicable grace period));

(c) Capital Leases;

(d) all noncontingent reimbursement obligations of such Person in respect of Financial Letters of Credit, bankers’ acceptances, bank guarantees, surety bonds or similar instruments which are issued upon the application of such Person or upon which such Person is an account party;

(e) indebtedness secured by a Lien on property now or hereafter owned or acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements, but excluding (i) trade accounts payable in the ordinary course of business and not past due for more than ninety (90) days unless being contested by such Person in good faith by appropriate proceedings diligently conducted and (ii) customary reservations and restrictions of title under agreements with suppliers entered into in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that if such Person has not assumed or otherwise become liable in respect of such Debt, such Debt shall be deemed to be in an amount equal to the lesser of the amount of such Debt and the fair market value of the property encumbered by such Lien); and

(f) all Guarantees of such Person in respect of Debt of any other Person.

For all purposes hereof, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer to the extent such Person is liable therefor as a result thereof, unless such Debt is expressly made non-recourse to such Person. The amount of any Capital Lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Notwithstanding the foregoing, any obligations owed by the Parent or any Subsidiary to any payment processor solely on account of such processor having satisfied obligations of the Parent or any Subsidiary in respect of trade accounts payable in the ordinary course of business shall not constitute “Debt”.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as determined by the Administrative Agent or the applicable Issuing Bank:

(a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, within three (3) Business Days of the date required to be funded by it hereunder;

(b) has notified the Borrower, the Administrative Agent, such Issuing Bank or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its respective funding obligations hereunder or under other agreements in which it commits to extend credit;

(c) has failed, within three (3) Business Days after request by the Administrative Agent or such Issuing Bank, to confirm in a manner satisfactory to the Administrative Agent or such Issuing Bank, as applicable, that it will comply with its funding obligations; or

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Documentary Letter of Credit” means a letter of credit qualifying as a “commercial letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(3) or any successor U.S. Comptroller of the Currency regulation.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or, with respect to any such determinations expressly provided to be made by it, the applicable Issuing Bank at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date or, in the case of the determination of any Dollar Equivalent for purposes of Section 2.03(c)(i), the applicable Honor Date) for the purchase of Dollars with such Alternative Currency.

“Dollars” and “$” means the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized or incorporated under the laws of the United States, any State thereof or the District of Columbia.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person).

“Environmental Claim” means any allegation, notice of violation, action, lawsuit, claim, demand, judgment, order or proceeding by any Governmental Authority or any Person for liability or damage, including, without limitation, personal injury, property damage, contribution, indemnity, direct or consequential damages, damage to the environment, nuisance, pollution, or contamination, or for fines, penalties, fees, costs, expenses or restrictions arising under or otherwise related to an obligation under Environmental Law.

“Environmental Law” means all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements in each case, relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, license, order, approval or other authorization under any Environmental Law.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire, such equity interests or such convertible or exchangeable obligations; provided that Equity Interests shall not include any Debt (including the 6.5% Convertible Senior Notes) that is convertible or exchangeable into Equity Interests of any Person.

“Equity Issuance” means any issuance of Equity Interests by the Parent after the Closing Date, other than Equity Interests issued (a) pursuant to stock option plans or other benefit plans or agreements for directors, officers or employees of the Parent and its Subsidiaries, (b) as consideration for any Investment or other Acquisition permitted under Section 6.05 (including any such issuance the proceeds of which are used to finance any earnout payment arising under such Investment or Acquisition) or (c) in connection with any redemption, purchase, retirement or defeasance of the 6.5% Convertible Senior Notes or other Debt that is permitted under the terms of this Agreement.

“Equity Issuance Proceeds” means, with respect to any Equity Issuance, all cash proceeds received by the Parent from such Equity Issuance, net of underwriting discounts and commissions and out-of-pocket costs, expenses and disbursements paid or incurred in connection therewith in favor of any Person that is not an Affiliate of the Parent or any other Loan Party.

“ERISA” means the Employee Retirement Income Security Act of 1974 and any successor statute and all rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Euro” or “€” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D.

“Eurocurrency Rate” means, with respect to a Eurocurrency Rate Loan for the relevant Interest Period, the applicable British Bankers’ Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) appearing on the Reuters “LIBOR01” screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided that if such rate is not available to the Administrative Agent for any reason, then the applicable Eurocurrency Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Crédit Agricole CIB or one of its Affiliate banks offers to place deposits in Dollars for delivery on the first day of such Interest Period with first class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the amount of $5,000,000 and having a maturity equal to such Interest Period. For all Term Loans, any Revolving Advances made by an Extending Revolving Lender on or after July 1, 2013 and for all Revolving Outstanding Amounts owing to any Extending Revolving Lender on and after July 1, 2013, the Eurocurrency Rate shall be the higher of (a) the rate determined as set forth above and (b) 2.0% per annum.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate determined by reference to the Eurocurrency Rate.

“Eurocurrency Rate Reserve Percentage” of any Lender for the Interest Period for any Eurocurrency Rate Loan means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time-to-time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period. The Eurocurrency Rate Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Event of Default” has the meaning set forth in Section 7.01.

“Event of Loss” means (a) any loss, destruction or damage or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation of, or requisition of the use of, any assets of the Parent or any of its Subsidiaries; provided that, with respect to any such Event of Loss, the book value of the assets subject thereto shall be $2,500,000 or more.

“Excepted Liens” means:

(a) Liens for Taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in accordance with and to the extent required by GAAP shall have been set aside on its books;

(b) Liens imposed by law, or arising by operation of law, including, without limitation, carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves shall have been set aside on the books of the applicable Person;

(c) Liens incurred and pledges or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other social security or retirement benefits, or similar legislation, other than any Lien imposed by ERISA;

(d) Liens incurred and pledges or deposits made in connection with the performance of bids and leases (other than Debt), statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, rights-of-way, restrictions and other similar encumbrances, and other minor defects or irregularities in title evidenced by a survey, affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(f) Liens arising out of, or appeal bonds in respect of, judgments or awards that do not constitute an Event of Default under Section 7.01(f);

(g) banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral for any Debt and are not subject to restrictions on access by the Parent or any of its Subsidiaries in excess of those required by applicable banking regulations;

(h) Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding (i) operating leases entered into by the Parent or any of its Subsidiaries in the ordinary course of business or (ii) perfection of the acquiror’s or transferee’s interest in any sale, transfer or other disposition of assets permitted under Section 6.04;

(i) any interest of title of a lessor or sublessor under, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases and subleases not prohibited under this Agreement;

(j) licenses, sublicenses, leases or subleases entered into in the ordinary course of business that do not interfere in any material respect with the business of the Parent and its Subsidiaries; and

(k) Liens in favor of customs and revenue Governmental Authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business.

“Excess Cash Flow” means, for any fiscal year of the Parent:

(a) Consolidated EBITDA for such fiscal year (determined on the basis of Consolidated Net Income not adjusted to exclude the results of discontinued operations), minus

(b) the sum (without duplication) of:

(i) Consolidated Interest Expense for such fiscal year actually paid in cash by the Parent and its Subsidiaries,

(ii) the net amount, if any, by which the “Contract costs and recognized income not yet billed” (or a similar line item referred to in the consolidated financial statements of the Parent) increased during such fiscal year,

(iii) the aggregate principal amount of Loans, Long-Term Debt and Capital Leases repaid or prepaid by the Parent and its Subsidiaries during such fiscal year, excluding (without duplication):

(A) repayment or prepayment of the Revolving Advances and other revolving extensions of credit (except to the extent that any repayment or prepayment of such Debt is accompanied by a permanent reduction in related commitments or, in the case of Revolving Advances, the aggregate amount of such prepayments exceeds the amount of the Revolving Advances that may be reborrowed under Section 2.01(a)),

(B) repayment or prepayment of the Term Loans, other than scheduled principal payments pursuant to Section 2.07(b), and

(C) repayments or prepayments of Long-Term Debt funded with the proceeds of other Long-Term Debt,

(iv) all income Taxes actually paid in cash by the Parent and its Subsidiaries during such fiscal year,

(v) the sum of:

(A) the Capital Expenditures actually made in cash by the Parent and its Subsidiaries during such fiscal year (except to the extent financed with the proceeds of Debt, Equity Issuances, casualty proceeds, or other proceeds that were not included in determining Consolidated EBITDA for such fiscal year) and

(B) the aggregate amount of cash consideration paid by the Parent and its Subsidiaries during such fiscal year to make Investments and other Acquisitions permitted under Section 6.05,

(vi) to the extent not reducing Consolidated EBITDA for such fiscal year (but without duplication of any other deductions to Excess Cash Flow for such fiscal year), the aggregate amount actually paid in cash by the Parent and its Subsidiaries during such fiscal year in respect of litigation and similar proceedings, earn-out obligations and other obligations and liabilities (other than Debt), including any such amounts paid in respect of items referred to in clauses (j), (k), (l) and (m) of the Consolidated EBITDA definition, and

(vii) to the extent otherwise included in Excess Cash Flow for any fiscal year, any Net Proceeds for which the Parent has delivered a Reinvestment Notice or applied to the repayment of Loans in accordance with Section 2.08(c)(v), plus

(c) to the extent not otherwise included in Excess Cash Flow for such fiscal year, net cash proceeds received by the Parent or its Subsidiaries during such fiscal year from the TransCanada Pipeline Project, either through the collection of receivables or pursuant to the settlement of the TransCanada Pipeline Arbitration (it being understood and agreed that any amounts added back pursuant to this clause (c) with respect to any fiscal year shall, to the extent otherwise included in Excess Cash Flow for any subsequent fiscal year, be deducted in determining Excess Cash Flow for such subsequent fiscal year).

“Exchange Act” means the United States Securities and Exchange Act of 1934.

“Excluded Property” means:

(a) any Governmental Fueling Facility,

(b) (i) any lease, license or other agreement to which a Loan Party is a party or any of its rights or interests thereunder to the extent and for so long as the grant of a Lien thereon by such Loan Party shall constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement, and (ii) any other property or interests or rights therein to the extent and for so long as the terms of such property, or any agreement to which any Loan Party is a party to or is otherwise subject to, prohibit or make void or unenforceable the grant of a Lien thereon by such Loan Party, in each case except to the extent any of the foregoing is rendered ineffective, or is otherwise unenforceable, pursuant to Section 9-406, 9-407, 9-408, or 9-409 of the UCC or any other applicable Legal Requirement;

(c) any property to the extent and for so long as the grant of a Lien thereon by any Loan Party is prohibited or made void or unenforceable by any applicable Legal Requirement;

(d) any leasehold interests or any other rights or interests to any leased real property;

(e) any rights or interests in any owned real property, except any parcel of real property owned in fee by a Loan Party, and the improvements thereto, that (together with such improvements) has a book value or fair value of $1,000,000 or more;

(f) any Equity Interests of any Person that is not a Subsidiary of the Parent to the extent prohibited by such Person’s Organizational Documents;

(g) any Voting Stock of any Subsidiary of the Parent that is not a Domestic Subsidiary, except to the extent such Voting Stock does not exceed 66% of all Voting Stock outstanding of such Subsidiary;

(h) (i) any deposit account that is a payroll account or the funds in which are otherwise used, in the ordinary course of business, solely for the payment of salaries and wages, workers’ compensation and similar expenses and (ii) any deposit or securities account maintained at a financial institution or financial intermediary in which the aggregate balance of all deposit accounts maintained at such financial institution or financial intermediary does not exceed $1,000,000, provided that the balance in all the deposit and securities accounts that constitute Excluded Property under this clause (ii) does not exceed $5,000,000 in the aggregate;

(i) any motor vehicles or other assets (other than aircraft) subject to certificates of title, except (A) the assets set forth in the Perfection Certificate and (B) any such motor vehicles or other assets in respect of which an Acceptable Security Interest is required to be granted pursuant to Section 5.09(c);

(j) any other asset with respect to which the Administrative Agent and the Borrower agree that the cost of obtaining an Acceptable Security Interest therein is excessive in relation to the benefit afforded to the Secured Parties thereby;

(k) any property located outside the United States, to the extent the creation of an Acceptable Security Interest therein may not be accomplished by filing of a financing statement in appropriate form in the applicable filing office under the applicable UCC; and

(l) any commercial tort claim with a value of less than $1,000,000;

provided that, in any event, the proceeds received by any Loan Party from the sale, transfer or other disposition of any Excluded Property shall only constitute Excluded Property if such proceeds meet any of the requirements set forth in clauses (a) through (l) above.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Banks, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which any Loan Party is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16), any withholding Tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 2.13(e) or 2.13(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Tax pursuant to Section 2.13(a) and (d) any U.S. Federal withholding Taxes imposed by FATCA.

“Existing Credit Facility” means that certain Credit Agreement, dated as of November 20, 2007, by and among the Borrower, the Guarantors, the lenders party thereto and the Agents, as amended, supplemented or otherwise modified by that certain Supplement No. 1, dated as of November 20, 2007, the First Amendment, dated as of March 5, 2008, Supplement No. 2, dated as of March 31, 2008, Supplement No. 3, dated as of March 3, 2009, the Release dated as of March 3, 2009 and Supplement No. 4, dated as of July 17, 2009.

“Existing Letters of Credit” means the letters of credit issued under the Existing Credit Facility and set forth on Schedule 1.01(a).

“Existing Term Loan” has the meaning set forth in Section 2.01(b).

“Extended Revolving Availability Period” means the period from and including the Closing Date to the earliest of (a) the Extended Revolving Maturity Date, (b) the Acceleration Date and (c) the date of termination of the Revolving Commitments in whole pursuant to Section 2.05.

“Extended Revolving Commitment” means (a) a “Revolving Commitment” under the Original Credit Agreement that shall have, as of the Restatement Effective Date, been deemed an “Extended Revolving Commitment” under the Amendment and Restatement Agreement, and (b) after the Restatement Effective Date, any Non-Extended Revolving Commitment that shall have been converted to an Extended Revolving Commitment pursuant to Section 2.18. Schedule 2.01 sets forth the Extended Revolving Commitments as of the Restatement Effective Date under the heading “Extended Revolving Commitments.”

“Extended Revolving Maturity Date” means June 30, 2014.

“Extending Revolving Lender” means any Revolving Lender that has an Extended Revolving Commitment or holds a Revolving Advance or participation in any Letter of Credit in respect of its Extended Revolving Commitment. Schedule 2.01 sets forth the Extending Revolving Lenders as of the Restatement Effective Date under the heading “Extending Revolving Lenders.”

“FATCA” means Sections 1471 through 1474 of the Code and any regulations or official interpretations thereof (including any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b) of the Code).

“Facility” means the Term Loan Facility or the Revolving Credit Facility, as the context may require.

“FCPA” means the United States Federal Corrupt Practices Act of 1977.

“Federal Funds Effective Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors.

“Fee Letters” means (a) the administrative agent fee letter agreement dated March 11, 2010, among the Borrower, the Parent and Crédit Agricole CIB, and (b) the engagement letter dated September 27, 2012, among the Borrower, the Parent and Crédit Agricole CIB.

“Financial Letter of Credit” means a letter of credit qualifying as a “financial standby letter of credit” under 12 CFR Part 3, Appendix A, Section 4(a)(8)(i) or any successor U.S. Comptroller of the Currency regulation.

“Financial Officer” for any Person means the Chief Financial Officer, Treasurer or other senior financial officer of such Person.

“Foreign Government Scheme or Arrangement” has the meaning set forth in Section 4.16(d).

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Plan” has the meaning set forth in Section 4.16(d).

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to each Issuing Bank, (a) such Defaulting Lender’s Applicable Percentage (determined, for the avoidance of doubt, without giving effect to any adjustment provided for in Section 2.17(a)(iv)) of the outstanding Letter of Credit Exposure attributable to Letters of Credit issued by such Issuing Bank less (b) any portion of the amount calculated under clause (a) above the risk participation with respect to which has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Fueling Facility” means any fuel storage and dispensing facility constructed, developed, owned or operated by the Parent or any of its Subsidiaries that is located on the real property owned by any Governmental Authority (including all equipment and related services, and all accessories, accessions, enhancements and augmentations thereto), together with any agreement between the Parent or any of its Subsidiaries and any Governmental Authority relating thereto, including any real property lease agreement, any service agreement and any operations and maintenance agreement, and all rights and interests of the Parent or any of its Subsidiaries under any of the foregoing and all proceeds thereof; provided that such agreements provide for the reimbursement, directly or indirectly, by the applicable Governmental Authority of expenditures in connection with the construction, development and/or operation and maintenance of such facility.

“Granting Lender” has the meaning set forth in Section 10.06(g).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the owner of such Debt or other obligation of the payment or performance thereof or to protect such owner against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor Claims” has the meaning set forth in Section 8.09.

“Guarantor Payment” has the meaning set forth in Section 8.17.

“Guarantors” means (a) the Parent and each of the Subsidiaries indicated as such on Schedule 4.11 and (b) any other Person that becomes a guarantor of all or a portion of the Obligations pursuant to Section 5.10.

“Hazardous Material” means (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Arrangement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Hedging Counterparty” means any Lender or any Affiliate thereof that is party to a Hedging Arrangement with the Parent or any of its Subsidiaries.

“Honor Date” has the meaning set forth in Section 2.03(c).

“Incremental Term Commitment” means, as to each Lender, its obligation to make a single Incremental Term Loan to the Borrower pursuant to Section 2.01(c) on the Restatement Effective Date, in an aggregate principal amount not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 as its “Incremental Term Commitment.” The aggregate amount of the Incremental Term Commitments as of the Restatement Effective Date is $60,000,000.

“Incremental Term Lender” means (a) on the Restatement Effective Date, any Lender that has an Incremental Term Commitment at such time, and (b) at any time after the Restatement Effective Date, any Lender that holds an Incremental Term Loan at such time

“Incremental Term Loan” has the meaning set forth in Section 2.01(c).

“Indemnified Liabilities” has the meaning set forth in Section 10.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 10.05.

“Information” has the meaning set forth in Section 10.07.

“InfrastruX” means InfrastruX Group, LLC, a Delaware limited liability company.

“InfrastruX Merger” means the acquisition by the Borrower of all outstanding Equity Interests of InfrastruX, including the mergers contemplated by the InfrastruX Merger Agreement in connection therewith.

“InfrastruX Merger Agreement” means that certain Amended and Restated Agreement and Plan of Merger, dated as of June 30, 2010, among the Parent, Co Merger Sub I, Inc., a Washington corporation and Wholly-Owned Subsidiary of the Parent, Ho Merger Sub II, LLC, a Delaware limited liability company and Wholly-Owned Subsidiary of the Parent, and InfrastruX, as such agreement is in effect on the Closing Date.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of June 30, 2010, among one or more of the Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

“Interest Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense, in each case for the four fiscal quarter period then ended.

“Interest Period” means, for each Eurocurrency Rate Loan comprising part of a Borrowing, initially the period commencing on the date of such Eurocurrency Rate Loan or the date of the Conversion of any existing Base Rate Loan into such Eurocurrency Rate Loan and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02(b) and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02(b). The duration of each such Interest Period shall be one, two, three, six, nine or twelve months, as the Borrower may select; provided, however, that:

(a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

(b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

(c) the Borrower may not select any Interest Period for (i) any Revolving Advance made by a Non-Extending Revolving Lender which ends after the Revolving Maturity Date, (ii) any Revolving Advance made by an Extending Revolving Lender which ends after the Extended Revolving Maturity Date or (iii) any Term Loan which ends after the Term Maturity Date.

“Interim Financial Statements” means the unaudited condensed consolidated balance sheets of the Parent and its Subsidiaries as of (a) March 31, 2012 and (b) June 30, 2012, in each case, together with the related condensed consolidated statements of operations and comprehensive income (loss) and cash flows of the Parent and its Subsidiaries, including the notes thereto.

“Interim Period” means the period from the Closing Date to and including the earlier of (a) September 30, 2010; provided that the Total Leverage Ratio as of such date shall be equal to or less than 3.00 to 1.00 and the Parent shall have delivered to the Administrative Agent the financial statements with respect to the fiscal quarter then ended pursuant to Section 5.06(b) and the related Compliance Certificate pursuant to Section 5.06(c), or (b) December 30, 2010. The parties hereto acknowledge that the Interim Period has expired prior to the Restatement Effective Date.

“Investment” of any Person means any investment of such Person so classified under GAAP, and whether or not so classified, any loan, advance (other than intercompany transactions, prepayments or deposits in each case made in the ordinary course of business) or extension of credit that constitutes Debt of the Person to whom it is extended or contribution of capital by such Person; and any stocks, bonds, mutual funds, partnership interests, notes (including structured notes), debentures or other securities owned by such Person; provided, that, to the extent otherwise included therein, the term “Investment” shall not include any purchase of inventory, supplies or equipment made by such Person on behalf of any customer of such Person in the ordinary course of business. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the values of such Investment.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means, as the context may require, Crédit Agricole CIB, Capital One, N.A., and any Revolving Lender appointed as an “Issuing Bank” pursuant to Section 2.03(l).

“LC Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any LC Disbursement.

“LC Availability Termination Date” means the earliest of (a) the 60th day prior to the Extended Revolving Maturity Date, (b) the Acceleration Date, and (c) the date of termination of the Extended Revolving Commitments in whole pursuant to Section 2.05.

“LC Cash Collateral Account” means special interest bearing cash collateral accounts pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties containing cash deposited pursuant to Section 2.03(g), 2.05, or 7.07 or any other provision hereof, to be maintained by the Collateral Agent in accordance herewith and bear interest or be invested in the Collateral Agent’s reasonable discretion.

“LC Credit Extension” means the issuance of any Letter of Credit, or extension of the expiry date thereof, or the increase of the amount thereof.

“LC Disbursement” means a disbursement made by an Issuing Bank pursuant to a Letter of Credit.

“Legal Requirements” means, collectively, all international, foreign, Federal, state and local laws, statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” means the Persons (other than the Borrower, the Guarantors, any Agent (solely in its capacity as such) and any Issuing Bank (solely in its capacity as such)) party to the Amendment and Restatement Agreement, any other Person that is a “Lender” under the Original Credit Agreement as of the Restatement Effective Date pursuant to the Register in effect on such date and any other Person that has become a party hereto pursuant to an Assignment and Acceptance (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance or pursuant to Section 2.17).

“Letter of Credit” means any Performance Letter of Credit, Financial Letter of Credit or Documentary Letter of Credit issued hereunder. Each Existing Letter of Credit, as of the Closing Date, shall be a Letter of Credit deemed to have been issued pursuant to this Agreement and shall constitute a portion of the Letter of Credit Exposure. Letters of Credit may be denominated in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance, amendment or extension of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Documents” means, with respect to any Letter of Credit, such Letter of Credit, the related Letter of Credit Request and Letter of Credit Application and any agreements, documents, and instruments entered into in connection with or relating to such Letter of Credit.

“Letter of Credit Exposure” means, at any time, the sum of (a) the Dollar Equivalent of the aggregate undrawn maximum face amount of each Letter of Credit outstanding at such time and (b) the Dollar Equivalent of the aggregate unpaid amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower or refinanced with a Revolving Borrowing. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Obligations” means any obligations of the Borrower under this Agreement in connection with the Letters of Credit, including the Reimbursement Obligations.

“Letter of Credit Request” means a request to issue, increase the stated amount of or extend the expiration of any Letter of Credit, substantially in the form of Exhibit D.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or other), pledge, assignment, preference, deposit arrangement, encumbrance, charge, security interest, priority or other security or preferential arrangement of any kind or nature whatsoever, whether voluntary or involuntary in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidity” means, as of any date of determination, (a) the amount that the Borrower is entitled to borrow as Revolving Advances hereunder (after giving effect to the Revolving Outstanding Amount) plus (b) the amount of unrestricted cash and Cash Equivalents of the Parent and its Subsidiaries.

“Loan” means, as the context may require, a Revolving Advance or a Term Loan.

“Loan Documents” means this Agreement, any Notes, if any, issued pursuant to Section 2.04, the Letter of Credit Documents, the Security Documents, the Fee Letters, the Perfection Certificate, the Supplemental Perfection Certificates, the Amendment and Restatement Agreement and each other certificate, agreement, instrument or other document executed and delivered, in each case by or on behalf of any Loan Party pursuant to the foregoing; provided, however, that for purposes of Section 10.01, “Loan Documents” means this Agreement, the Security Documents and the Amendment and Restatement Agreement.

“Loan Party” means the Borrower or any Guarantor.

“Long-Term Debt” means any Debt that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Majority Lenders” means, as of the date of determination, Lenders holding more than 50% of the sum of (a) the aggregate principal amount of the Loans and participations in the Letter of Credits at such time plus (b) the unused Commitments at such time; provided that, subject to Section 10.01, the Commitments, Loans and participations in the Letters of Credit of each Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.

“Majority Revolving Lenders” means, as of any date of determination, Revolving Lenders holding more than 50% of the sum of (a) the Revolving Outstanding Amount at such time and (b) the aggregate unused Revolving Commitments at such time; provided that the unused Revolving Commitment of, and the portion of the Revolving Outstanding Amount held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Revolving Lenders.

“Majority Term Lenders” means, as of any date of determination, Term Lenders holding more than 50% of the Term Loan Facility on such date.

“Material Adverse Effect” means a material adverse effect on (a) the business, results of operations, properties or condition (financial or otherwise) of the Parent and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or (c) the validity or enforceability against any Loan Party of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders under the Loan Documents.

“Material Contracts” means (a) the 6.5% Indenture and (b) the Oncor MSA.

“Material Subsidiary” means any Subsidiary of the Parent that is a Domestic Subsidiary (a) the net book value of the assets of which is at least $5,000,000 or (b) the revenues (excluding any intercompany revenues) of which equal to $10,000,000 for the most recent period of four consecutive fiscal quarters of the Parent for which financial statements have been delivered pursuant to Section 5.06(a) or 5.06(b) (or, prior to the first delivery of any such financial statements, four consecutive fiscal quarters of the Parent most recently ended prior to the Closing Date); provided that if (i) the combined book value of the assets of the Domestic Subsidiaries that would not constitute Material Subsidiaries pursuant to the foregoing provisions of this definition exceeds $25,000,000 or (ii) the combined revenues (excluding any intercompany revenues) of the Domestic Subsidiaries that would not constitute Material Subsidiaries pursuant to the foregoing provisions of this definition exceed $40,000,000 for any such most recent period of four consecutive fiscal quarters, then one or more of such excluded Subsidiaries shall be deemed to be Material Subsidiaries for purposes of Section 5.10 in descending order based on the book value of their assets until such excess shall have been eliminated.

“Maximum Rate” means the maximum non-usurious interest rate under applicable Legal Requirements (determined under such laws after giving effect to any items which are required by such laws to be construed as interest in making such determination, including without limitation if required by such laws, certain fees and other costs).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a national credit rating organization.

“Mortgaged Property” means each parcel of real property owned in fee by a Loan Party that is not an Excluded Property and with respect to which such Loan Party shall have executed and delivered to the Collateral Agent a Mortgage. The Mortgaged Properties as of the Restatement Effective Date are set forth in the Perfection Certificate.

“Mortgages” means a mortgage, deed of trust or other security document granting a Lien on any Mortgaged Property in favor of the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Collateral Agent.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Parent or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Debt Proceeds” means cash proceeds received from the issuance of any Debt not permitted under Section 6.02, net of underwriting discounts and commissions and out-of-pocket costs and expenses and disbursements paid or incurred by the Parent or any of its Subsidiaries in connection therewith in favor of any Person not an Affiliate of the Parent or any other Loan Party.

“Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making an Asset Disposition and insurance proceeds or condemnation awards (and payments in lieu thereof) received on account of an Event of Loss, net of: (a) in the event of an Asset Disposition (i) the direct costs relating to such Asset Disposition, excluding amounts payable to any Loan Party or any Affiliate of a Loan Party, (ii) sale, use or other transaction Taxes incurred as a result thereof, and (iii) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Debt (other than the Loans) secured by a Lien on the property which is the subject of such Asset Disposition, (iv) any amounts required to be deposited into escrow in connection with the closing of such Asset Disposition (until any such amounts are released therefrom to the Parent or any of its Subsidiaries), (v) the amount of any reserve for adjustment in respect of the sale price of such asset or assets as determined in accordance with GAAP, (vi) appropriate amounts to be provided by the Parent or any of its Subsidiaries as a reserve against any liabilities associated with such Asset Disposition, as determined in accordance with GAAP, and (vii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition, so long as any such distribution or other payment is made on a pro rata basis to the interest of such minority interest holder in such Subsidiary or joint venture and (b) in the event of an Event of Loss, (i) all money actually applied or to be applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses incurred in connection with the collection of such proceeds, awards or other payments, and (iii) any amounts retained by or paid to Persons having superior rights to such proceeds, awards or other payments. To the extent any such proceeds received by any Foreign Subsidiary may not be distributed as a cash dividend or a similar cash distribution to a Loan Party without the Parent and its Subsidiaries incurring adverse tax consequences, as reasonably determined by the Parent, such proceeds shall be deemed (unless otherwise agreed by the Parent), so long as no Event of Default shall have occurred and be continuing at the time of the receipt thereof, not to constitute “Net Proceeds” for purposes of this Agreement; provided that in the event an Event of Default shall have occurred and be continuing at any time after the receipt thereof, such proceeds, to the extent not theretofore expended by such Foreign Subsidiary in the conduct of its business or operations or for any other purpose permitted by this Agreement, shall be deemed to have been received by such Foreign Subsidiary at the time of the occurrence of such Event of Default.

“New Revolving Borrowing Availability Amount” means, at any time:

(a) until the New Revolving Borrowing Availability Trigger Date, an amount at such time equal to the lesser of (x) $50,000,000 and (y) the sum of:

(A) the lesser of (i) $25,000,000 and (ii) the sum of (x) the aggregate amount of the prepayments of the Revolving Borrowings made after the Restatement Effective Date pursuant to Section 2.08(b)(i) plus (y) 50% of the aggregate amount of the prepayments of the Revolving Borrowings made after the Restatement Effective Date pursuant to Section 2.08(c)(v) or (c)(vii); plus

(B) 50% of the aggregate amount of the prepayments of the Revolving Borrowings made after the Restatement Effective Date pursuant to Section 2.08(c)(v) or (c)(vii); and

(b) on and after the New Revolving Borrowing Availability Trigger Date, an amount equal to (i) until the first delivery of the consolidated financial statements of the Parent evidencing a Total Leverage Ratio as of the end of the most recent fiscal quarter covered by such consolidated financial statements of 2.25 to 1.00 or lower, $50,000,000 and (ii) thereafter, $75,000,000.

“New Revolving Borrowing Availability Trigger Date” means the later to occur of (a) March 31, 2013 and (b) the first date after the Restatement Effective Date as of which the sum of (i) the Net Proceeds with respect to Asset Dispositions and (ii) the Equity Issuance Proceeds with respect to Equity Issuances, in each case, received by the Parent or any of its Subsidiaries after the Restatement Effective Date, shall be at least $90,000,000.

“Non-Extended Revolving Commitment” means, subject to Section 2.18, a “Revolving Commitment” under the Original Credit Agreement that has not, as of the Restatement Effective Date, been deemed to be an “Extended Revolving Commitment” under the Amendment and Restatement Agreement. Schedule 2.01 sets forth the Non-Extended Revolving Commitments as of the Restatement Effective Date under the heading “Non-Extended Revolving Commitments.”

“Non-Extending Revolving Lender” means any Revolving Lender that has a Non-Extended Revolving Commitment or holds a Revolving Advance or participation in any Letter of Credit in respect of its Non-Extended Revolving Commitment. Schedule 2.01 sets forth the Non-Extending Revolving Lenders as of the Restatement Effective Date under the heading “Non-Extending Revolving Lenders.”

“Note” means a promissory note made by the Borrower in favor of a Lender (a) in the case of the Revolving Credit Facility, substantially in the form of Exhibit E-1 and (b) in the case of the Term Loan Facility, substantially in the form of Exhibit E-2.

“Notice of Borrowing” means a notice of borrowing, substantially in the form of the attached Exhibit F signed by a Responsible Officer of the Borrower.

“Notice of Conversion or Continuation” means a notice of conversion or continuation, substantially in the form of the attached Exhibit G, signed by a Responsible Officer of the Borrower.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit or any Hedging Arrangement to which a Lender or its Affiliate is a party, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Oncor MSA” means the Master Services Agreement dated as of June 12, 2008, between InfrastruX and Oncor Electric Delivery Company LLC, a Delaware limited liability company.

“Original Credit Agreement” means the Credit Agreement, dated as of June 30, 2010, by and among the Borrower, the Guarantors, the lenders party thereto and the Agents, as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2011, and Amendment No. 2 to Credit Agreement, dated as of March 19, 2012.

“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16).

“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate and (b) an overnight rate determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Parent” means Willbros Group, Inc., a Delaware corporation.

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning assigned to such term in Section 10.06(d).

“Patriot Act” has the meaning set forth in Section 10.18.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Parent or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Perfection Certificate” means the Perfection Certificate dated as of the Restatement Effective Date and delivered in connection with the Amendment and Restatement Agreement.

“Performance Letter of Credit” means a letter of credit qualifying as a “performance-based standby letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation.

“Permitted Consideration Payments” means, in connection with any Investment or Acquisition, payments on account of (a) cash in lieu of fractional shares of Equity Interests of the Parent, (b) working capital adjustments, (c) repayments of short-term working capital indebtedness and (d) consideration that represents turn-over or pass-through of payments received from customers of any Person that is the subject to such Investment or Acquisition as a result of construction, development, operation or maintenance projects (provided that such projects were not entered into in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired).

“Permitted Liens” has the meaning set forth in Section 6.01.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Plan” means any Pension Plan or Multiemployer Plan.

“Platform” has the meaning specified in Section 5.06.

“Pledge Agreement” means the Pledge Agreement dated as of June 30, 2010, among the Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

“Potential Defaulting Lender” means, at any time, a Lender that has, or whose parent company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination that a Lender is a Potential Defaulting Lender will be made by the Administrative Agent in its sole discretion acting in good faith.

“Prime Rate” means a fluctuating rate of interest per annum as shall be in effect from time-to-time equal to the prime rate of interest publicly announced by the Administrative Agent from time to time as its prime rate in effect at its principal office in New York City, whether or not the Borrower has notice thereof, when and as said prime rate changes.

“Projections” means the Parent’s forecasted consolidated (a) balance sheets, (b) profit and loss statements, (c) cash flow statements; and (d) capitalization statements as of the end of or for fiscal years 2013 and 2014, and for each of the remaining fiscal quarters of 2012, together with appropriate supporting details and a statement of underlying assumptions.

“Project Specific Co-Development Arrangement” means any arrangement pursuant to which the Parent or any of its Subsidiaries enters into an alliance, co-development, co-operation, joint venture or any similar agreement with any other Person pursuant to which the parties thereto agree to co-operate or otherwise work jointly on providing engineering, procurement, construction, development and/or maintenance services with respect to a specific project for a specific customer.

“Public Lender” has the meaning specified in Section 5.06.

“Qualified Investment” means expenditures incurred to acquire or repair assets owned (or to be owned) by the Parent or any Subsidiary of the same type as those subject to such Reinvestment Event or equipment, real property, or other fixed or capital assets owned (or to be owned) by and useful in the business of the Parent and its Subsidiaries.

“Register” has the meaning specified in Section 10.06(c).

“Regulations T, U, X and D” means Regulations T, U, X, and D of the Federal Reserve Board, as the same is from time-to-time in effect, and all official rulings and interpretations thereunder or thereof.

“Reimbursement Obligations” means all of the obligations of the Borrower to reimburse an Issuing Bank for amounts paid by such Issuing Bank under Letters of Credit as established by the Letter of Credit Applications and Section 2.03, including the obligation to reimburse LC Disbursements.

“Reinvestment Deferred Amount” means (a) with respect to an Event of Loss, the aggregate Net Proceeds received by the Parent or any of its Subsidiaries in connection with such Event of Loss that are duly specified in a Reinvestment Notice as not being required to be initially applied as set forth in Section 2.08(c)(v) as a result of the delivery of such Reinvestment Notice, and (b) with respect to an Asset Disposition, the aggregate Net Proceeds received by the Parent or any of its Subsidiaries in connection with such Asset Disposition that are duly specified in a Reinvestment Notice as not being required to be initially applied as set forth in Section 2.08(c)(v) as a result of the delivery of such Reinvestment Notice.

“Reinvestment Event” means any Asset Disposition or Event of Loss in respect of which the Parent has delivered a Reinvestment Notice.

“Reinvestment Notice” means a written notice executed by the Parent stating that no Default or Event of Default has occurred and is continuing and stating that the Parent and its Subsidiaries intend and expect to use all or a specified portion of the Net Proceeds of a Reinvestment Event specified in such notice to make a Qualified Investment.

“Reinvestment Prepayment Amount” means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less the portion, if any, thereof expended prior to the relevant Reinvestment Prepayment Date to make a Qualified Investment.

“Reinvestment Prepayment Date” means, with respect to any Reinvestment Event, the earlier of (a) the date occurring 180 days after such Reinvestment Event and (b) the date on which the Parent shall have determined not to make a Qualified Investment in respect of such Reinvestment Event.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA.

“Response” has the meaning set forth in Section 4.13(b).

“Responsible Officer” means (a) with respect to any Person that is a corporation, such Person’s Chief Executive Officer, President, Chief Financial Officer, Treasurer or Vice President, (b) with respect to any Person that is a limited liability company, if such Person has officers, then such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, and if such Person is managed by members, then a Responsible Officer of such Person’s managing member, and if such Person is managed by managers, then a manager (if such manager is an individual) or a Responsible Officer of such manager (if such manager is an entity), and (c) with respect to any Person that is a general partnership, limited partnership or a limited liability partnership, a Responsible Officer of such Person’s general partner or partners.

“Restatement Effective Date” has the meaning set forth in the Amendment and Restatement Agreement.

“Restricted Payment” means: (a) the declaration or making by the Parent or any Subsidiary of any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of such Person; and (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Parent or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Parent or any Subsidiary.

“Revaluation Date” means each of the following: (a) the Closing Effective Date and (b) so long as any Letter of Credit is denominated in an Alternative Currency, (i) the last Business Day of each calendar month, (ii) the date of any LC Credit Extension, (iii) the date of any reduction of the Revolving Commitments, (iv) each date of any payment by any Issuing Bank under any Letter of Credit denominated in an Alternative Currency, and (v) such additional dates as the Administrative Agent or the Issuing Banks shall determine or the Majority Revolving Lenders shall require.

“Revolving Advance” has the meaning specified in Section 2.01(a).

“Revolving Availability Period” means the period from and including the Closing Date to the earliest of (a) the Revolving Maturity Date, (b) the Acceleration Date and (c) the date of termination of the Revolving Commitments in whole pursuant to Section 2.05.

“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Advances of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by the Revolving Lenders pursuant to Section 2.01(a).

“Revolving Commitment” means, as to each Lender, its obligation to (a) make Revolving Advances to the Borrower pursuant to Section 2.01(a) and (b) purchase participations in Letters of Credit pursuant to Section 2.03, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 as its Non-Extended Revolving Commitment or its Extended Revolving Commitment, as the case may be, or in the Assignment and Acceptance, pursuant to which such Lender acquires its Non-Extended Revolving Commitment or its Extended Revolving Commitment, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.18). The initial aggregate amount of the Extended Revolving Commitments and the Non-Extended Revolving Commitments as of the Restatement Effective Date is $175,000,000.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time.

“Revolving Credit Facility Arranger” means Crédit Agricole CIB.

“Revolving Lender” means any Lender that has a Revolving Commitment or holds a Revolving Advance or participation in any Letter of Credit.

“Revolving Maturity Date” means June 30, 2013.

“Revolving Outstanding Amount” means, as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Revolving Advances plus (b) the Letter of Credit Exposure.

“Revolving Sublimit” means (a) during the Interim Period, an aggregate amount not to exceed $31,500,000; provided that, notwithstanding anything to the contrary set forth herein, the proceeds of any Revolving Advances made during the Interim Period may only be used by the Parent and its Subsidiaries to satisfy their obligations under the 6.5% Convertible Senior Notes arising as a result of any holder thereof exercising its right to require the Parent to purchase such Notes, and (b) thereafter, in an aggregate amount not to exceed $150,000,000; provided that, notwithstanding anything to the contrary set forth herein, if the Interim Period terminates prior to December 30, 2010, $31,500,000 of the Revolving Sublimit shall be reserved, at any time following the date of such termination and on or prior to December 30, 2010, solely for the Revolving Advances the proceeds of which will be used by the Parent and its Subsidiaries to satisfy their obligations under the 6.5% Convertible Senior Notes arising as a result of any holder thereof exercising its right to require the Parent to purchase such Notes.

“S&P” means Standard & Poor’s Rating Agency Group, a division of McGraw Hill Companies, Inc., or any successor thereto that is a national credit rating organization.

“Sale and Leaseback Transaction” means a transaction or series of transactions pursuant to which the Parent or any Subsidiary shall sell or transfer to any Person (other than the Parent or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Parent or such Subsidiary shall rent or lease as lessee, or similarly acquire the right to possession or use of, such property.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, and any successor entity.

“SEC/DOJ Investigation” means the investigation and related charges brought by the SEC and the U.S. Department of Justice against the Parent and its Subsidiaries in connection with the alleged violations of the Foreign Corrupt Practices Act, the Securities Act and the Exchange Act, resulting primarily from operations in Bolivia, Ecuador and Nigeria.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Banks, the Hedging Counterparties and the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document.

“Securities Act” means the United States Securities Act of 1933.

“Security Agreement” means the Security Agreement dated as of June 30, 2010, among the Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

“Security Documents” means the Security Agreement, the Pledge Agreement, the Mortgages, the Account Control Agreements, and each other security, pledge or other collateral agreement executed by any Loan Party in favor of the Collateral Agent.

“Solvent” means, as to any Person, on the date of any determinations, that on such date (a) the fair value of the property of such Person is greater than the total amount of debts and other liabilities (including contingent liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities (including contingent liabilities) as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities (including contingent liabilities) as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities (including contingent liabilities) beyond such Person ‘s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in, and is not about to engage in, business or a transaction for which such Person’s property would constitute unreasonably small capital.

“SPC” has the meaning set forth in Section 10.06(g).

“Specified Currency” has the meaning set forth in Section 10.16.

“Specified Revolving Borrowing” means any Revolving Borrowings the proceeds of which are used by the Borrower for payment of principal, premium (if any), fees and other amounts due or outstanding in respect of the 6.5% Convertible Senior Notes.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the applicable Issuing Bank, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. (New York time) on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable Issuing Bank may obtain such spot rate from another financial institution designated by the Administrative Agent or such Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Stockholders’ Equity” means, as of any date of determination, consolidated stockholders’ equity of the Parent and its Subsidiaries as of that date determined in accordance with GAAP.

“Subsidiary” of a Person means (a) any Person the accounts of which would be consolidated with those of the Parent in the Parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any corporation, association, partnership or other business entity of which more than 50% of the outstanding Equity Interests having by the terms thereof ordinary voting power under ordinary circumstances to elect a majority of the board of directors or Persons performing similar functions (or, if there are no such directors or Persons, having general voting power) of such entity (irrespective of whether at the time Equity Interests of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Parent.

“Supplemental Perfection Certificate” means a Supplemental Perfection Certificate substantially in the form of Exhibit J signed by a Responsible Officer of the Parent.

“Syndication Agent” means UBS Securities LLC in its capacity as syndication agent for the Facilities.

“Synthetic Lease” means, as to any Person, any lease of property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee is deemed to own the property so leased for U.S. Federal income tax purposes, other than any such lease under which such Person is the lessor.

“Tangible Net Worth” means, as of any date of determination, for the Parent and its Subsidiaries on a consolidated basis, (a) the Stockholders’ Equity as of such date minus (b) the goodwill of the Parent and its Subsidiaries as of such date; provided that to the extent the Stockholders’ Equity shall have been affected (i) on and after December 31, 2010, by any amounts attributable to the net Tax liabilities for repatriation by any CFC to the Parent, the Borrower or any of its Domestic Subsidiaries of any cash earned from outside the United States of America or (ii) by any amounts attributable to the WAPCo Settlement, such amounts, in each case, shall be added back to the Stockholders’ Equity for purposes of determining the Tangible Net Worth.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” means a borrowing consisting of Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, outstanding pursuant to Section 2.01(b) or made pursuant to 2.01(c).

“Term Lender” means, at any time, any Lender that holds a Term Loan at such time.

“Term Loan” has the meaning specified in Section 2.01(c).

“Term Loan Facility” means (a) at any time on or prior to the Restatement Effective Date, the aggregate amount of the Incremental Term Commitments at such time plus the aggregate principal amount of the Existing Term Loans outstanding at such time and (b) at any time after the Restatement Effective Date, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.

“Term Loan Facility Arranger” means Crédit Agricole CIB.

“Term Maturity Date” means June 30, 2014.

“Term Outstanding Amount” means, as of the date of determination, the aggregate outstanding principal amount of all Term Loans.

“Total Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Debt as of such date plus (ii) to the extent not included in clause (i) above, all reimbursement obligations (contingent or otherwise) as of such date in respect of Financial Letters of Credit issued upon the application of the Parent or any of its Subsidiaries or upon which the Parent or any of its Subsidiaries is an account party, but only to the extent the aggregate amount of such reimbursement obligations is in excess of $15,000,000, to (b) Consolidated EBITDA for the four fiscal quarter period most recently ended on or prior to such date.

“Transactions” means, collectively, (a) the entering by the Loan Parties into Loan Documents to which they are to be a party, and (b) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“TransCanada Pipeline Arbitration” means matter no. 17247/VRO pending in the International Court of Arbitration of the International Chamber of Commerce; WILLBROS CONSTRUCTION (US), LLC, Claimant/Counterclaim Respondent, and TRANSCANADA KEYSTONE PIPELINE, L.P., Respondent/Counterclaimant.

“TransCanada Pipeline Project” means project undertaken and performed by Willbros Construction (US), LLC, a Wholly-Owned Subsidiary of the Borrower, under Agreement No. 5948 between TransCanada Keystone Pipeline, LP and Willbros Construction (US), LLC for Construction of US Groups 3 & 4 Pump Stations for the Keystone Oil Pipeline Project, dated as of September 18, 2008, and any change orders or amendments thereto.

“Type” has the meaning set forth in Section 1.04.

“UCC” means the Uniform Commercial Code as in effect on the Closing Date in the State of New York and any successor statute. To the extent perfection of the Collateral Agent’s security interest in any Collateral is governed by the laws of another jurisdiction, “UCC” means (as the context requires) the Uniform Commercial Code as in effect in the applicable jurisdiction.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unreimbursed Amount” has the meaning set forth in Section 2.03(c).

“Voting Stock” means, with respect to any Person, Equity Interests of such Person of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of members of the Board of Directors (or Persons performing similar functions) of such Person.

“WAPCo Settlement” means the Settlement Agreement, dated as of March 29, 2012, between West African Gas Pipeline Company Limited, a private company incorporated under the laws of Bermuda, Willbros Global Holdings, Inc., a company incorporated under the laws of Delaware and a Subsidiary, and Parent.

“Wholly-Owned Subsidiary” of any Person shall mean a Subsidiary of such Person of which Equity Interests representing 100% of the Equity Interests (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable Legal Requirements) are, at the time any determination is being made, owned, controlled or held by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

“Withholding Agent” means any Loan Party or the Administrative Agent.

Section 1.02 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

Section 1.03 Accounting Terms; Pro Forma Calculations.

(a) For purposes of this Agreement, all accounting terms not otherwise defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time; provided that, notwithstanding any other provision contained herein, all accounting terms and all financial data shall be construed and construed without giving effect to any change in GAAP occurring after the Closing Date as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a Capital Lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on the Closing Date.

(b) If at any time any Accounting Change (as defined below) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Parent or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Parent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such Accounting Change and (ii) the Parent shall provide to the Administrative Agent and the Lenders a reconciliation between calculations of such ratio or requirement made before and after giving effect to such Accounting Change. “Accounting Changes” means (A) changes in accounting principles required by GAAP and implemented by the Parent and (B) changes in accounting principles recommended by the Parent’s accountants and implemented by the Parent.

(c) All pro forma computations permitted to be made hereunder giving effect to any Acquisition, Asset Disposition or other transaction (i) shall be calculated after giving pro forma effect thereto (and, in the case of any pro forma computations made hereunder to determine whether such Acquisition, Asset Disposition or other transaction is permitted to be consummated hereunder, to any other such transaction consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation) as if such transaction had occurred on the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.06(a) or 5.06(b) and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Debt, all in accordance with Article 11 of Regulation S-X under the Securities Act and (ii) in the case of any Acquisition may reflect pro forma adjustments for cost savings and synergies (net of continuing associated expenses) to the extent such cost savings and synergies are factually supportable and have been realized or are reasonably expected to be realized within 365 days following such Acquisition; provided that (A) in the case of any such pro forma computation made pursuant to the final paragraph of the definition of the term “Consolidated EBITDA”, the Parent shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Parent setting forth, in reasonable detail, the pro forma computations made and, in the case of any such computation reflecting any such cost savings and synergies, certifying that such cost savings and synergies meet the requirements set forth in clause (ii) above, together with reasonably detailed evidence in support thereof, and (B) if any cost savings and synergies included in any pro forma calculations based on the expectation that such cost savings or synergies will be realized within 365 days following such Acquisition shall at any time cease to be reasonably expected to be so realized within such period, then on and after such time pro forma calculations required to be made hereunder shall not reflect such cost savings or synergies.

Section 1.04 Classes and Types of Loans. Loans are distinguished by “Class” and “Type”. The “Class” of a Loan refers to the determination of whether such Loan is a Term Loan or a Revolving Advance, each of which constitutes a Class (it being understood and agreed that the Existing Term Loans and the Incremental Term Loans shall constitute Loans of the same Class). The “Type” of a Loan refers to the determination whether such Loan is a Eurocurrency Rate Loan or a Base Rate Loan, each of which constitutes a Type.

Section 1.05 Exchange Rates; Currency Equivalents.

(a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Letter of Credit Exposure and amount of the Revolving Outstanding Amount. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. The Administrative Agent shall notify the Borrower, the Issuing Banks and the Revolving Lenders of each calculation of the Dollar Equivalent amounts of the Letter of Credit Exposure made by it on a Revaluation Date.

(b) For purposes of any determination under Section 6.01 or 6.02, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be converted into Dollars at currency exchange rates in effect on the date of such determination; provided that no Default or Event of Default shall arise as a result of any limitation set forth in Dollars in Section 6.01 or 6.02 being exceeded solely as a result of changes in currency exchange rates from those rates applicable at the time or times Debt or Liens were initially incurred in reliance on the exceptions under such Sections. For purposes of any determination under Section 6.04 or 6.05, the amount of each payment, disposition or other applicable transaction denominated in a currency other than Dollars shall be converted into Dollars at the currency exchange rate in effect on the date of the consummation thereof. Such currency exchange rates shall be the applicable rate set forth at approximately 11:00 a.m. (New York time) on such day on the applicable page of the Bloomberg Service (or any other comparable service) reporting the exchange rates for such currency, as determined in good faith by the Parent. For purposes of Sections 6.15, 6.16, and 6.17 and the related definitions, amounts in currencies other than Dollars shall be converted into Dollars at the currency exchange rates then most recently used in preparing the Parent’s consolidated financial statements.

Section 1.06 Additional Alternative Currencies. The Borrower may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars; provided further that such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Bank. Any such request shall be made to the Administrative Agent not later than 11:00 a.m. (New York time), twenty (20) Business Days prior to the date of the desired LC Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the applicable Issuing Bank in their sole discretion). The Administrative Agent shall promptly notify such Issuing Bank thereof. Each Issuing Bank shall notify the Administrative Agent, not later than 11:00 a.m. (New York time), ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency. Any failure by an Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Issuing Bank to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and such Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of Letters of Credit issued by such Issuing Bank. If the Administrative Agent shall fail to obtain consent to any request for an Additional Currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower.

Section 1.07 Miscellaneous. Any terms used in this Agreement that are defined in Article 9 of the UCC shall have the meanings assigned to those terms by the UCC as of the date of this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement (including this Agreement or any other Loan Document), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References herein to the “date of this Agreement” or words of similar import shall be construed as references to June 30, 2010.

ARTICLE II

LOANS AND LETTERS OF CREDIT

Section 2.01 Commitments.

(a) Revolving Advances. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make advances (each such advance, a “Revolving Advance”) to the Borrower in Dollars from time to time, on any Business Day, in the case of each Non-Extending Revolving Lender, during the Revolving Availability Period, and in the case of each Extending Revolving Lender, during the Extended Revolving Availability Period, in each case, in an aggregate principal amount not to exceed, at any time, the lesser of (i) such Revolving Lender’s Revolving Commitment and (ii) such Revolving Lender’s Applicable Percentage of the Revolving Sublimit; provided, however, that after giving effect to any Revolving Borrowing and the application of proceeds thereof, (A) the Revolving Outstanding Amount shall not exceed the aggregate Revolving Commitments, (B) the aggregate outstanding amount of the Revolving Advances of any Revolving Lender plus such Revolving Lender’s Applicable Percentage of the Letter of Credit Exposure shall not exceed such Lender’s Revolving Commitment, (C) the aggregate outstanding amount of the Revolving Advances shall not exceed the Revolving Sublimit and (D) in the case of any Revolving Borrowing made after the Restatement Effective Date (other than any Specified Revolving Borrowing made before the New Revolving Availability Trigger Date), the aggregate principal amount of such Revolving Borrowing, when taken together with the aggregate then outstanding principal amount of all other Revolving Borrowings made after the Restatement Effective Date (other than any Specified Revolving Borrowing made before the New Revolving Availability Trigger Date) shall not (unless consented to in writing by the Majority Revolving Lenders) exceed the New Revolving Borrowing Availability Amount in effect at such time. Within the limits of each Revolving Lender’s Revolving Commitment and the Revolving Sublimit, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(a), prepay under Section 2.08, and reborrow under this Section 2.01(a). Revolving Advances may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) Term Loans. All Term Borrowings outstanding under the Original Credit Agreement immediately prior to the Restatement Effective Date (the “Existing Term Loans”) shall remain outstanding pursuant to the terms and conditions set forth herein. Subject to the terms and conditions hereof, the Borrower may prepay the Existing Term Loans but no amount paid or repaid with respect to the Existing Term Loans may be reborrowed. Existing Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(c) Incremental Term Loans. Subject to the terms and conditions set forth herein, each Incremental Term Lender severally agrees to make a loan (each such loan, an “Incremental Term Loan” and, together with the Existing Term Loans, the “Term Loans”) to the Borrower in Dollars on the Restatement Effective Date, in an aggregate principal amount not to exceed such Term Lender’s Incremental Term Commitment. Subject to the terms and conditions hereof, the Borrower may prepay the Incremental Term Loans but no amount paid or repaid with respect to the Incremental Term Loans may be reborrowed. Incremental Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

Section 2.02 Borrowings, Conversions and Continuations of Loans.

(a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing and given (i) by the Borrower to the Administrative Agent not later than 11:00 a.m. (New York time) on the third (3rd) Business Day before the date of the proposed Borrowing (which shall be a Business Day) in the case of Eurocurrency Rate Loans, and (ii) by the Borrower to the Administrative Agent not later than 11:00 a.m. (New York time) on the date of the proposed Borrowing (which shall be a Business Day) in the case of Base Rate Loans; provided that any Notice of Borrowing of Incremental Term Loans may be given at any time not later than 11:00 a.m. (New York time) on the Restatement Effective Date. The Administrative Agent shall give each Applicable Lender prompt notice on the day of receipt of timely Notice of Borrowing of such proposed Borrowing by facsimile. Each Notice of Borrowing shall be by facsimile or telephone confirmed promptly in writing or by electronic communication (e-mail) receipt of which is confirmed by the Administrative Agent by facsimile or telephone, in any event, specifying the (A) requested date of such Borrowing (which shall be a Business Day), (B) requested Type and Class of Loans comprising such Borrowing, (C) aggregate principal amount of such Borrowing, and (D) if such Borrowing is to be comprised of Eurocurrency Rate Loans, the Interest Period for such Loans. In the case of a proposed Borrowing comprised of Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Applicable Lender of the applicable interest rate under Section 2.09, as applicable. Each Applicable Lender shall, before 2:00 p.m. (New York time) on the date of the proposed Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 10.02 or such other location as the Administrative Agent may specify by notice to the Applicable Lenders, in Same Day Funds, such Lender’s Applicable Percentage of such Borrowing. Upon satisfaction of the applicable conditions set forth in Section 3.02 (and, if such Borrowing is the initial Credit Extension, Section 3.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

(b) Conversions and Continuations. Each Revolving Advance and Term Loan initially shall be of the Type and, in the case of Eurocurrency Rate Loans, shall have an initial Interest Period as specified in the applicable Notice of Borrowing; provided that, notwithstanding anything herein to the contrary, each Incremental Term Loan shall be allocated to, and shall constitute a part of, each then outstanding Term Borrowing on a pro rata basis, even though as a result thereof such Incremental Term Loan, to the extent allocated to any Term Borrowing comprised of Eurocurrency Rate Loans, may effectively have a shorter Interest Period than the Existing Term Loans comprising such Term Borrowing (and notwithstanding any other provision of this Agreement that would prohibit such an allocation (or any resulting Term Borrowing) or such an initial Interest Period). Thereafter, the Borrower may elect to Convert or Continue Revolving Advances and Term Loans, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Loan. In order to elect to Convert or Continue Loans under this Section, the Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Administrative Agent at its Applicable Lending Office no later than (i) 11:00 a.m. (New York time) on the date (which shall be a Business Day) of the requested Conversion in the case of a Conversion of a Eurocurrency Rate Loan to a Base Rate Loan or (ii) 11:00 a.m. (New York time) at least three (3) Business Days in advance of the date (which shall be a Business Day) of the requested Conversion or Continuation in the case of a Conversion into, or a Continuation of, a Eurocurrency Rate Loan. Each such Notice of Conversion or Continuation shall be by facsimile or telephone confirmed promptly in writing or by electronic communication (e-mail) receipt of which is confirmed by the Administrative Agent by facsimile or telephone, in any event, specifying (A) the requested Conversion or Continuation date (which shall be a Business Day), (B) the principal amount, Class, and Type of the Loan to be Converted or Continued, (C) whether a Conversion or Continuation is requested, and if a Conversion, into what Type of Loan, and (D) in the case of a Conversion to, or a Continuation of, a Eurocurrency Rate Loan, the requested Interest Period. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Administrative Agent shall provide each Applicable Lender with a copy thereof and, in the case of a Conversion to or a Continuation of a Eurocurrency Rate Loan, notify each Applicable Lender of the interest rate under Section 2.09. Any election to Convert or Continue any portion of any Loan that comprises part of any Borrowing shall be deemed to constitute an election so to Convert or Continue a corresponding portion of each other Loan that comprises part of such Borrowing and, for purposes other than the conditions set forth in Section 3.02, the portion of Loans comprising part of the same Borrowing that are so Converted or Continued shall constitute a new Borrowing.

(c) Certain Limitations. Notwithstanding anything in paragraphs (a) and (b) above:

(i) At the commencement of each Interest Period for any Borrowing comprised of Eurocurrency Rate Loans, such Borrowing shall be in an aggregate principal amount not less than $2,000,000 and in integral multiples of $500,000 in excess thereof; provided that a Borrowing comprised of Eurocurrency Rate Loans that results from a Continuation of an outstanding Borrowing comprised of Eurocurrency Rate Loans may be in an aggregate principal amount that is equal to the aggregate principal amount of such outstanding Borrowing. At the time that each Borrowing comprised of Base Rate Loans is made, such Borrowing shall be in an aggregate principal amount not less than $1,000,000 and in integral multiples of $500,000 in excess thereof; provided that any such Borrowing comprised of Revolving Advances may be in an aggregate amount that is equal to the entire unused amount of the aggregate Revolving Commitments.

(ii) At no time shall there be more than ten (10) Interest Periods applicable to outstanding Eurocurrency Rate Loans hereunder.

(iii) If an Event of Default under Section 7.01(e) has occurred and is continuing, or if any other Default or Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority Lenders, has notified the Borrower of the election to give effect to this sentence on account of such other Default or Event of Default, then, in each such case, so long as such Event of Default or such Default or Event of Default is continuing, no outstanding Loans may be Converted to or Continued as Eurocurrency Rate Loans.

(iv) If any Lender shall, at least one (1) Business Day prior to the requested date of any Borrowing comprised of Eurocurrency Rate Loans, notify the Administrative Agent and the Borrower that any Change in Law makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations under this Agreement to make Eurocurrency Rate Loans or to fund or maintain Eurocurrency Rate Loans, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or take deposits of, Dollars in the London interbank market, then (1) such Lender’s Applicable Percentage of the amount of such Borrowing shall be made as a Base Rate Loan of such Lender, (2) such Base Rate Loan shall be considered part of the same Borrowing and interest on such Base Rate Loan shall be due and payable at the same time that interest on the Eurocurrency Rate Loans comprising the remainder of such Borrowing shall be due and payable, and (3) any obligation of such Lender to make, Continue, or Convert to, Eurocurrency Rate Loans, including in connection with such requested Borrowing, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Each Lender agrees to use commercially reasonable efforts (consistent with its internal policies and subject to legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the effect of this paragraph, would not subject such Lender to any unreimbursed cost or expense and would not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to such Lender.

(v) If the Administrative Agent is unable to determine the Eurocurrency Rate for Eurocurrency Rate Loans comprising any requested Borrowing, the right of the Borrower to select Eurocurrency Rate Loans for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Applicable Lenders that the circumstances causing such suspension no longer exist, and each Loan comprising such Borrowing shall be made as a Base Rate Loan.

(vi) If the Majority Lenders shall, by 11:00 a.m. (New York time) at least one (1) Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Eurocurrency Rate for Eurocurrency Rate Loans comprising such

Borrowing will not adequately reflect the cost to such Lenders of making or funding their respective Eurocurrency Rate Loans, as the case may be, for such Borrowing, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders and the right of the Borrower to select Eurocurrency Rate Loans for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Loan comprising such Borrowing shall be made as a Base Rate Loan.

(vii) If the Borrower shall fail to select the duration or Continuation of any Interest Period for any Eurocurrency Rate Loan in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and paragraph (a) or (b) above, the Administrative Agent will forthwith so notify the Borrower and the Applicable Lenders and such affected Loans will be made available to the Borrower on the date of such Borrowing as Base Rate Loans or, if such affected Loans are existing Loans, will be Converted into Base Rate Loans at the end of Interest Period then in effect.

(viii) Revolving Advances may only be Converted or Continued as Revolving Advances, and Term Loans may only be Converted or Continued as Term Loans.

(d) Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion or Continuation shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Loans, the Borrower shall indemnify each Lender against any loss, out-of-pocket cost or expense (other than any anticipated lost profits) actually incurred by such Lender as a result of any failure to fulfill on or before the requested date of such Borrowing specified in such Notice of Borrowing the applicable conditions set forth in Article III, including, without limitation, any such loss, cost or expense actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing when such Loan, as a result of such failure, is not made on such date.

(e) Lender Obligations Several. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, to make its Loan on the date of such Borrowing. No Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(f) Funding by Lenders; Administrative Agents’ Reliance. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date (or in the case of Base Rate Loans, the proposed time) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage available in accordance with and at the time required in Section 2.02(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Applicable Percentage of such Borrowing available to the Administrative Agent, then such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the

Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to the requested Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its Applicable Percentage of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (f) shall be conclusive, absent manifest error.

Section 2.03 Letters of Credit.

(a) Commitment. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, from time to time on any Business Day during the period from the Closing Date until the LC Availability Termination Date, to issue, increase, or extend the expiration date of Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or the Parent or any other Subsidiary (in which case the Borrower and the Parent or such other Subsidiary shall be co-applicants with respect to such Letter of Credit), in accordance with subsection (b) below, and (ii) the Revolving Lenders severally agree to participate in Letters of Credit and any LC Disbursements thereunder; provided that, after giving effect to any LC Credit Extension with respect to any Letter of Credit, (A) the Revolving Outstanding Amount shall not exceed the aggregate Revolving Commitments, and (B) the aggregate outstanding principal amount of the Revolving Advances of any Revolving Lender plus such Revolving Lender’s Applicable Percentage of the Letter of Credit Exposure shall not exceed such Revolving Lender’s Revolving Commitment. Each request by the Borrower for an LC Credit Extension shall be deemed to be a representation by the Borrower that the LC Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Immediately upon the issuance or increase of each Letter of Credit (including the deemed issuance of the Existing Letters of Credit), each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit (or such increase); provided that on the Revolving Maturity Date, the participations granted to and acquired by the Non-Extending Revolving Lenders shall be reallocated among the Extending Revolving Lenders ratably in accordance with such Extending Revolving Lenders’ respective Applicable Percentages determined after giving effect to the termination of the Non-Extended Revolving Commitments on the Revolving Maturity Date; provided further that any reallocation that would be required pursuant to the foregoing proviso shall not be effected for so long as (x) such reallocation would result in the aggregate outstanding principal amount of the Revolving Advances of any Extending Revolving Lender

plus such Extending Revolving Lender’s Applicable Percentage (as so determined) of the Letter of Credit Exposure exceeding such Extending Revolving Lender’s Extended Revolving Commitment or (y) an Event of Default shall have occurred and be continuing. No Letter of Credit will be issued, increased or extended unless:

(i) such Letter of Credit has an expiration date not later than the earlier of (A) five (5) Business Days prior to the Extended Revolving Maturity Date and (B) one (1) year from the issuance thereof (or, in the case of an extension, one (1) year from the extension thereof); provided that any such Letter of Credit with a one-year tenor may expressly provide that it is renewable at the option of the applicable Issuing Bank for additional one-year periods (which shall in no event extend beyond the Extended Revolving Maturity Date), so long as such Letter of Credit is subject to a right of the applicable Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary of such Letter of Credit at least thirty (30) days in advance of such renewal; provided further that no Letter of Credit will be issued, increased or extended if the expiration date of any such requested Letter of Credit would occur after the Revolving Maturity Date and, at the time of such issuance, increase or extension, the amount of such requested Letter of Credit, together with the amounts of all other outstanding Letters of Credit with expiration dates occurring after the Revolving Maturity Date, would exceed the aggregate Extended Revolving Commitments;

(ii) such Letter of Credit is in form and substance acceptable to the applicable Issuing Bank in its reasonable discretion; and

(iii) the Borrower, and if such Letter of Credit is for the account of the Parent or any other Subsidiary, the Parent or such other Subsidiary, has delivered to the applicable Issuing Bank a completed and executed Letter of Credit Application and a completed Letter of Credit Request.

(b) Certain Limits on Issuing Banks’ Obligation. Notwithstanding anything to the contrary contained herein or in any Letter of Credit Application, no Issuing Bank shall be under any obligation to issue any Letter of Credit if:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Legal Requirement applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such Issuing Bank in good faith deems material to it;

(ii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally;

(iii) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;

(iv) in the case of any requested Letter of Credit denominated in an Alternative Currency, such Issuing Bank does not, as of the requested issuance date of such Letter of Credit, issue letters of credit denominated in such currency;

(v) any Revolving Lender is at such time a Defaulting Lender or Potential Defaulting Lender, unless such Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such Issuing Bank (in its sole discretion) with the Borrower or such Revolving Lender to eliminate such Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to such Defaulting Lender or Potential Defaulting Lender; or

(vi) the requested beneficiary of such Letter of Credit does not accept such Letter of Credit.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof. In the case of an LC Disbursement under any Letter of Credit denominated in an Alternative Currency, the applicable Issuing Bank shall promptly determine the Dollar Equivalent thereof and notify the Borrower thereof, and the Borrower shall reimburse the applicable Issuing Bank for such LC Disbursement in Dollars. If any Issuing Bank shall make an LC Disbursement (the date of any such disbursement, an “Honor Date”), the Borrower shall reimburse such Issuing Bank by paying to the Administrative Agent in Dollars the Dollar Equivalent of the amount of such LC Disbursement not later than (A) if the Borrower shall have received notice of such disbursement prior to 10:00 a.m. (New York time) on any Business Day, 3:00 p.m. (New York time) on such Business Day or (B) otherwise, 3:00 p.m. (New York time) on the Business Day immediately following the day that the Borrower receives such notice; provided that the Borrower may, without regard to the minimum and multiples specified in Section 2.02(c), but subject to the proviso set forth in Section 2.01(a) and the conditions set forth in Section 3.02, request that such payment be financed with a Revolving Borrowing and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Advances. If the Borrower fails to so reimburse such Issuing Bank by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed LC Disbursement (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Percentage thereof. Any notice given by the Issuing

Banks or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make available to the Administrative Agent for the account of the applicable Issuing Bank, in Dollars, at the Administrative Agent’s Applicable Lending Office, an amount in Same Day Funds equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. (New York time) on the Business Day specified in such notice by the Administrative Agent, whereupon such Lender shall be deemed to have made an LC Advance in satisfaction of its participation obligation under this Section 2.03. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank in Dollars.

(iii) Interest accrued pursuant to Section 2.09(c) with respect to any LC Disbursement shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender of its LC Advance with respect to such LC Disbursement shall be for the account of such Revolving Lender to the extent of such LC Advance.

(iv) Each Revolving Lender’s obligation to make LC Advances to reimburse the Issuing Banks for LC Disbursements, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Issuing Bank, the Parent, the Borrower, any other Subsidiary or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an LC Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Banks for any LC Disbursement, together with interest as provided herein.

(v) If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Issuing Bank at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such Issuing Bank in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s LC Advance in respect of the relevant LC Disbursement. A certificate of any Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (v) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after any Issuing Bank has made an LC Disbursement and has received from any Revolving Lender such Revolving Lender’s LC Advance in respect of such disbursement in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof in Dollars and in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of any Issuing Bank pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.11 (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such Issuing Bank its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the Issuing Banks for each LC Disbursement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit Document or any other Loan Document;

(iii) the existence of any claim, counterclaim, setoff, defense or other right that the Parent, the Borrower, any other Subsidiary or any other Person may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank or any other Person, whether in connection with this Agreement, the Transactions or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iv) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(v) any payment by the applicable Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Parent, the Borrower, any other Subsidiary or any other Person, or in the relevant currency markets generally; or

(vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent, the Borrower, any other Subsidiary or any other Person.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid. Without limiting the generality of the foregoing but subject to the proviso in subsection (f) below, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse each LC Disbursement made by the applicable Issuing Bank pursuant to a Letter of Credit will not be excused by the gross negligence or willful misconduct of the applicable Issuing Bank.

(f) Role of Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. None of the Issuing Banks, the Administrative Agent, any of their respective Related Parties or any correspondent, participant or assignee of the Issuing Banks shall be liable or responsible for:

(i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;

(ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;

(iii) payment by such Issuing Bank against presentation of documents which do not comply with the terms of a Letter of Credit; or

(iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit (including such Issuing Bank’s own negligence);

provided, however, that the Borrower shall have a claim against the applicable Issuing Bank, and such Issuing Bank shall be liable to, and shall promptly pay to, the Borrower, to the extent of any direct, as opposed to consequential (claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable Legal Requirements), damages suffered by the Borrower which the Borrower prove were caused by (A) the applicable Issuing Bank’s willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit strictly comply with the terms of such Letter of Credit, (B) in the event the applicable Issuing Bank did not follow its own standard operating procedures in all material respects or (C) the applicable Issuing Bank has honored a Letter of Credit in violation of, to its knowledge, applicable Legal Requirements or court order. It is understood that the Issuing Banks may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, (x) such Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (y) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of such Issuing Bank. Each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

(g) Cash Collateral.

(i) Upon the request of the Administrative Agent, (A) if any Issuing Bank has made any LC Disbursement and such disbursement has not been reimbursed by or on behalf of the Borrower as required under Section 2.03(c)(i) or refinanced with a Revolving Borrowing or (B) if, as of the Extended Revolving Maturity Date, any Letter of Credit Exposure for any reason remains outstanding, the Borrower shall, in each case, promptly Cash Collateralize the Letter of Credit Exposure in an amount equal to 105% of the Dollar Equivalent of the aggregate outstanding amount of the Letter of Credit Exposure. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. Sections 2.08, 7.02 and 7.03 set forth certain additional requirements to deliver Cash Collateral hereunder.

(ii) If at any time that there shall exist a Defaulting Lender, promptly upon the request of the Administrative Agent or the applicable Issuing Bank, the Borrower shall deliver to the Collateral Agent Cash Collateral in an amount equal to the Fronting Exposure of such Issuing Bank at the time (determined for the avoidance of doubt, after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by any Defaulting Lender).

(iii) If the Borrower is required to Cash Collateralize the Letter of Credit Exposure or Fronting Exposure pursuant to the terms hereof, then the Borrower and the Collateral Agent shall establish the LC Cash Collateral Account and the Borrower shall execute any documents and agreements, including the Collateral Agent’s standard form assignment of deposit accounts and control agreements, that the Collateral Agent reasonably requests in connection therewith to establish the LC Cash Collateral Account and grant the Collateral Agent an Acceptable Security Interest in such account and the funds therein. The Borrower hereby pledges to the Collateral Agent and grants the Collateral Agent a security interest in the LC Cash Collateral Account, whenever established, all funds held in such LC Cash Collateral Account from time to time, and all proceeds thereof as security for the payment of the Obligations.

(iv) Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by any Defaulting Lender ceasing to be a Defaulting Lender or ceasing to be a Revolving Lender) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default and may be otherwise applied in accordance with Section 7.06.

(h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Financial Letter of Credit and each Performance Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Documentary Letter of Credit.

(i) Conflict with Letter of Credit Documents. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Document, the terms hereof shall control.

(j) Letters of Credit Issued for Person other than the Borrower. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, the Parent or any Subsidiary, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all LC Disbursements under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of the Parent or any Subsidiary other than the Borrower inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of the Parent and such of its Subsidiaries.

(k) Existing Letters of Credit. Crédit Agricole CIB, in its capacity as Issuing Bank, the Revolving Lenders and the Borrower agree that effective as of the Closing Date, the Existing Letters of Credit shall be deemed to have been issued and maintained under, and to be governed by the terms and conditions of, this Agreement.

(l) Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the Borrower, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be construed to refer to, or to include, such Revolving Lender in its capacity as the issuer of the relevant Letter of Credit or as an issuer of Letters of Credit hereunder, as the context requires.

Section 2.04 Evidence of Indebtedness; Notes. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Administrative Agent shall also maintain accounts in which it will record (A) the amount of each Loan made hereunder, the Class and Type thereof and, in the case of Eurocurrency Rate Loans, the Interest Period with respect thereto, (B) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (C) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. The entries maintained in the accounts maintained pursuant to sentences above shall be conclusive evidence of the existence and amounts of the Obligations therein recorded absent manifest error; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms. Any Lender may request that the Loans owing to such Lender be evidenced by a Note. In such event, the Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender and its registered assigns. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 10.06) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 10.06, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced solely in the accounts of such Lender and the Administrative Agent.

Section 2.05 Reductions of the Revolving Commitments. The Borrower shall have the right, upon at least five (5) Business Days’ irrevocable notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Revolving Commitments; provided that each partial reduction of Revolving Commitments shall be in the minimum aggregate amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof (or such lesser amount as may then be outstanding); provided further that any such notice of termination or reduction of the Revolving Commitments may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent at least one (1) day prior to the specified effective date) if such condition is not satisfied. To the extent that a Revolving Commitment reduction would result in the Revolving Outstanding Amount exceeding the aggregate Revolving Commitments, the Borrower shall reduce the Revolving Outstanding Amount such that after giving effect to such reduction such excess has been eliminated. Such reductions shall be made to the extent necessary by first prepaying the Revolving Advances outstanding at such time, and second depositing in the LC Cash Collateral Account an amount of cash equal to 105% of the remaining excess to be held by the Collateral Agent as Collateral and applied to satisfy drawings under Letters of Credit as they occur. Any reduction or termination of the Revolving Commitments pursuant to this Section 2.05 shall be permanent, with no obligation of the Revolving Lenders to reinstate such Revolving Commitments, and the commitment fees provided for in Section 2.06(b) shall thereafter be computed on the basis of the Revolving Commitments as so reduced. The Administrative Agent shall give each Revolving Lender prompt notice of any commitment reduction or termination. If after giving effect to any reduction of Revolving Commitments under this Section 2.05, either of the Revolving Sublimit or the New Revolving Borrowing Availability Amount exceeds the aggregate Revolving Commitments as so reduced, each of the Revolving Sublimit and the New Revolving Borrowing Availability Amount shall be automatically reduced by the amount of such excess.

Section 2.06 Fees.

(a) Agency Fees. The Borrower agrees to pay to the Administrative Agent the fees as separately agreed upon by the Borrower in the Fee Letters.

(b) Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Percentage, a commitment fee in Dollars equal to the Applicable Commitment Fee Rate times the actual daily amount by which the aggregate Revolving Commitments exceed the Revolving Outstanding Amount. The commitment fee shall accrue at all times during the Revolving Availability Period (in the case of the commitment fees accruing for the account of the Non-Extending Revolving Lenders) and the Extended Revolving Availability Period (in the case of the commitment fees accruing for the account of the Extending Revolving Lenders), including at any time during which one or more of the conditions in Article III is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Revolving Availability Period (in the case of commitment fees accrued for the account of the Non-Extending Revolving Lenders) or the Extended Revolving Availability Period (in the case of the commitment fees accrued for the account of the Extending Revolving Lenders).

(c) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Percentage, in Dollars, (i) a per annum letter of credit fee for each Documentary Letter of Credit or Financial Letter of Credit equal to the Applicable Margin for Revolving Advances that are Eurocurrency Rate Loans and (ii) a per annum letter of credit fee for each Performance Letter of Credit equal to the Applicable Margin for Performance Letters of Credit, in each case times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, that any letter of credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit shall be payable, to the maximum extent permitted by applicable law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Applicable Percentage allocable to such Letter of Credit pursuant to Section 2.17(a)(iv), with the balance of such fee, if any, being retained by the Borrower for its own account or, to the extent any Fronting Exposure shall then be outstanding, being payable to the applicable Issuing Bank for its own account to the extent such fee relates to the amount of such Fronting Exposure. Each letter of credit fee shall be payable quarterly in arrears on or before the later of (A) the last Business Day of each March, June, September and December and (B) five (5) Business Days after receipt by the Borrower of an invoice therefor, in each case commencing with the first such date to occur after the Closing Date, until the earlier of the expiration date of such Letter of Credit or the last day of the Revolving Availability Period (in the case of letter of credit fees accrued for the account of the Non-Extending Revolving Lenders) or the Extended Revolving Availability Period (in the case of the letter of credit fees accrued for the account of the Extending Revolving Lenders).

(d) Fronting Fee and Documentary and Processing Charges Payable to Issuing Bank. The Borrower shall pay directly to each Issuing Bank for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by it, equal to 0.25% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. Each such fee shall be payable quarterly in arrears on or before the later of (i) the last Business Day of each March, June, September and December and (ii) five (5) Business Days after receipt by the Borrower of an invoice therefor, commencing with the first such date to occur after the Closing Date, until the earlier of the expiration date of such Letter of Credit or the Extended Revolving Maturity Date. In addition to the foregoing fees, the Borrower agrees to pay to the applicable Issuing Bank all customary transaction costs and fees charged by such Issuing Bank in connection with the issuance, amendment, renewal, extension, advising, confirmation or transfer of a Letter of Credit for the Borrower’s account, such costs and fees to be due and payable on the date specified by such Issuing Bank in the invoice for such costs and fees.

(e) Incremental Term Loan Original Issue Discount. Notwithstanding anything to the contrary contained herein (and without affecting any other provisions hereof), the funded portion of each Incremental Term Loan to be made on the Restatement Effective Date (i.e., the amount advanced to the Borrower on the Restatement Effective Date) shall be equal to 97.0% of the principal amount of such Incremental Term Loan (it being agreed, in each case, that the full principal amount of each such Incremental Term Loan shall be the “initial” principal amount of such Incremental Term Loan and deemed outstanding on the Restatement Effective Date and the Borrower shall be obligated to repay 100% of the principal amount of each such Incremental Term Loan as provided hereunder).

(f) Generally. All such fees shall be paid on the dates due, in immediately available Dollars to the Administrative Agent for distribution, if and as appropriate, among the Revolving Lenders, except that the fees payable pursuant to Section 2.06(d) shall be paid directly to the applicable Issuing Bank. Once paid, absent manifest error, none of these fees shall be refundable under any circumstances.

(g) Extension Fee. The Borrower agrees to pay to each Extending Revolving Lender a cash extension fee equal to 2.00% of the initial Extended Revolving Commitment of such Extending Revolving Lender and the other fees payable to Lenders as set forth in the Amendment and Restatement Agreement (it being understood that any fees payable under this clause (g) shall be without duplication of the fees payable under the Amendment and Restatement Agreement).

Section 2.07 Repayment.

(a) Revolving Advances and LC Advances. The Borrower hereby unconditionally promises to repay (i) the outstanding principal amount of the Revolving Advances and LC Advances made by the Non-Extending Revolving Lenders under their Non-Extended Revolving Commitments on the Revolving Maturity Date, and (ii) the outstanding principal amount of the Revolving Advances and LC Advances made by the Extending Revolving Lenders under their Extended Revolving Commitments on the Extended Revolving Maturity Date (it being understood that any payment by the Borrower of an LC Advance shall reduce by the same amount reimbursement obligations of the Borrower under Section 2.03(c)).

(b) Term Loans.

(i) The Borrower hereby promises to repay Term Borrowings on (A) December 31, 2010, an aggregate principal amount (as such amount may be adjusted pursuant to Section 2.07(b)(ii)) equal to 0.25% of the aggregate principal amount of the Term Borrowings made on the Closing Date and (B) the last day of each March, June, September and December, beginning with March 31, 2011 and ending with the last such day to occur prior to the Term Maturity Date, in an aggregate principal amount for each such date (as such amount may be adjusted pursuant to Section 2.07(b)(ii)) equal to (x) 1.25% of the aggregate principal amount of the Term Borrowings made on the Closing Date plus (y) in the case of any such date occurring after the Restatement Effective Date, 1.25% of the aggregate principal amount of the Incremental Term Loans made on the Restatement Effective Date.

(ii) Any prepayment of a Term Borrowing made pursuant to Section 2.08(b) shall be applied to reduce, first, the subsequent scheduled repayments of the Term Borrowings to be made pursuant to Section 2.07(b)(i) in the direct chronological order of such scheduled repayments, until the payment due on the next four (4) such scheduled repayments to be made pursuant to such Section after such prepayment shall have been discharged, and then to the remaining scheduled repayments of the Term Borrowings under Section 2.07(b)(i) ratably based on the amount of such scheduled repayments. Any prepayment of a Term Borrowing made pursuant to Section 2.08(c) shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings to be made pursuant to Section 2.07(b)(i) in the inverse chronological order of such scheduled repayments.

(iii) To the extent not previously repaid or prepaid, the Borrower hereby promises to repay the aggregate principal amount of all Term Loans on the Term Maturity Date.

Section 2.08 Prepayments.

(a) Right to Prepay. Subject to the terms and conditions provided in this Agreement, including in this Section 2.08, the Borrower may prepay any principal amount of any Loan.

(b) Optional.

(i) The Borrower may elect to prepay, in whole or in part, any of the Revolving Borrowings owing by it to the Revolving Lenders, after giving prior written notice of such election by (i) 11:00 a.m. (New York time) at least three (3) Business Days before such prepayment date in the case of Revolving Borrowings which are comprised of Eurocurrency Rate Loans, and (ii) 11:00 a.m. (New York time) on the date of such prepayment (which shall be a Business Day), in the case of Revolving Borrowings which are comprised of Base Rate Loans, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Administrative Agent shall give prompt notice thereof to each Applicable Lender, and the Borrower shall prepay the Loans comprising part of such Revolving Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice; provided, however, that each partial prepayment of any Revolving Borrowing shall be in an aggregate principal amount not less than $2,500,000 and in integral multiples of $500,000 in excess thereof. Notwithstanding the foregoing, any notice given under this Section 2.08(b)(i) may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent at least one (1) day prior to the specified date of prepayment) if such condition is not satisfied and, if so revoked, no prepayment on account of such notice shall be required to be made by the Borrower hereunder.

(ii) The Borrower may elect to prepay, in whole or in part, any of the Term Borrowings owing by it to the Term Lenders, after giving prior written notice of such election by (i) 11:00 a.m. (New York time) at least three (3) Business Days before such prepayment date in the case of Term Borrowings which are comprised of Eurocurrency Rate Loans, and (ii) 11:00 a.m. (New York time) on the date of such prepayment (which shall be a Business Day), in the case of Term Borrowings which are comprised of Base Rate Loans, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Administrative Agent shall give prompt notice thereof to each Applicable Lender, and the Borrower shall prepay the Loans comprising part of such Term Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice; provided, however, that each partial prepayment of any Term Borrowing shall be in an aggregate principal amount not less than $2,500,000 and in integral multiples of $500,000 in excess thereof. Notwithstanding the foregoing, any notice given under this Section 2.08(b)(ii) may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent at least one (1) day prior to the specified date of prepayment) if such condition is not satisfied and, if so revoked, no prepayment on account of such notice shall be required to be made by the Borrower hereunder. In the event of any prepayment under this Section 2.08(b)(ii), if such prepayment is made solely with Net Debt Proceeds of an incurrence of Debt or with Equity Issuance Proceeds, such prepayment shall be accompanied by a prepayment premium equal to 1.00% of the principal amount of the Term Loans then being prepaid if such prepayment is made prior to December 31, 2012. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(b)(ii) occurring on or after December 31, 2012.

(c) Mandatory Prepayments of Loans.

(i) Deficiency Based on Revolving Sublimit. On any date on which the sum of the aggregate Revolving Advances is greater than the Revolving Sublimit, the Borrower shall make a mandatory prepayment of the Revolving Advances in an amount equal to such excess.

(ii) Reduction of Commitments. On the date of each reduction of the aggregate Revolving Commitments pursuant to Section 2.05, the Borrower shall make a prepayment in respect of the outstanding amount of the Revolving Advances, or if the Revolving Advances have been repaid in full, make deposits into the LC Cash Collateral Account to provide Cash Collateral for the Letter of Credit Exposure to the extent, if any, that the Revolving Outstanding Amount exceeds the aggregate Revolving Commitments as so reduced.

(iii) Deficiency Based on New Revolving Borrowing Availability Amount. On or after the New Revolving Borrowing Availability Trigger Date, the Borrower shall make a prepayment of Revolving Advances to the extent the aggregate outstanding amount of Revolving Advances (including Specified Revolving Borrowings) exceeds the New Revolving Borrowing Amount then in effect.

(iv) Currency Risks. On each Revaluation Date, the Administrative Agent shall determine the Dollar Equivalent of the Revolving Outstanding Amount. If, on any Revaluation Date, the Dollar Equivalent of the Revolving Outstanding Amount exceeds the aggregate Revolving Commitments then in effect, then the Administrative Agent shall give notice thereof to the Borrower and the Revolving Lenders. Within two (2) Business Days after the Borrower has received notice thereof, the Borrower shall make a prepayment in respect of the outstanding amount of the Revolving Advances, or if the Revolving Advances have been repaid in full, make deposits into the LC Cash Collateral Account to provide Cash Collateral for the Letter of Credit Exposure, such that after giving effect to such prepayment or provision, the Revolving Outstanding Amount does not exceed the aggregate Revolving Commitments then in effect.

(v) Asset Dispositions; Event of Loss. If the Parent or any of its Subsidiaries shall at any time or from time to time make an Asset Disposition or suffer an Event of Loss, then (A) the Borrower shall promptly notify the Administrative Agent of such Asset Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by the Parent and/or any of its Subsidiaries in respect thereof) and (B) promptly upon receipt by the Parent and/or any of its Subsidiaries of the Net Proceeds of such Asset Disposition or such Event of Loss (unless the Parent has delivered a

Reinvestment Notice to the Administrative Agent), the Borrower shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Proceeds; provided, however, that if, on the Reinvestment Prepayment Date in respect of any Reinvestment Event, the Reinvestment Prepayment Amount in respect of such Reinvestment Event shall exceed zero, the Borrower shall prepay the Loans in an aggregate principal amount equal to such Reinvestment Prepayment Amount. Any Net Proceeds with respect to which a Reinvestment Notice shall have been delivered as described above shall be required, prior to the earlier of (i) the application thereof to make any Qualified Investment and (ii) the application thereof to make a prepayment under this paragraph, to be deposited into a Collateral Agent Account or another deposit account that is subject to an Account Control Agreement.

(vi) Debt Issuance. Promptly upon the receipt by the Parent or any of its Subsidiaries of any Net Debt Proceeds, the Borrower shall prepay Loans in an aggregate principal amount equal to 100% of such Net Debt Proceeds. Each such prepayment of the Term Loans pursuant to this Section 2.08(c)(vi) shall be accompanied by a prepayment premium equal to 1.00% of the principal amount of the Term Loans then being prepaid if such prepayment is made prior to December 31, 2012. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(c)(vi) occurring on or after December 31, 2012.

(vii) Equity Issuance. Promptly upon receipt by the Parent of any Equity Issuance Proceeds, the Borrower shall prepay Loans in an aggregate principal amount equal to 50% of such Equity Issuance Proceeds; provided, however, that no prepayment shall be required to be made in respect of a receipt of any Equity Issuance Proceeds if the Total Leverage Ratio as of the end of the fiscal quarter most recently ended prior to such receipt is less than 2.75 to 1.00. Each such prepayment of the Term Loans pursuant to this Section 2.08(c)(vii) (if applied to the Term Loans at the election of the Borrower pursuant to Section 2.08(e)) shall be accompanied by a prepayment premium equal to 1.00% of the principal amount of the Term Loans then being prepaid if such prepayment is made prior to December 31, 2012. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(c)(vii) occurring on or after December 31, 2012.

(viii) Excess Cash Flow. Within five (5) Business Days after financial statements have been delivered pursuant to Section 5.06(a), the Borrower shall prepay the Term Loans in an aggregate principal amount equal to (x) 75% of Excess Cash Flow for the most recent fiscal year covered by such financial statements less (y) the aggregate principal amount of any voluntary prepayment of Term Borrowings made by the Borrower pursuant to Section 2.08(b) during such fiscal year, excluding any such voluntary prepayments to the extent financed with the incurrence of Long-Term Debt.

(d) Accrued Interest; Ratable Payments; Effect of Notice. Each prepayment pursuant to this Section 2.08 shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date. Each payment of any Loan pursuant to this Section 2.08 or any other provision of this Agreement shall be made in a manner such that all

Loans comprising part of the same Borrowing are paid in whole or ratably in part. Except as provided in Section 2.08(b), all notices given pursuant to this Section 2.08 shall be irrevocable and binding upon the Borrower.

(e) Application of Payments. All prepayments of Loans made pursuant to Section 2.08(c), other than prepayments made pursuant to Sections 2.08(c)(i) – (iv), (vi) and (viii), shall be applied at the election of the Borrower to the prepayment of the Term Loans or Revolving Advances, or any combination thereof, until all such Loans are repaid in full; provided, however, that a Term Lender may, pursuant to procedures to be established by the Administrative Agent, decline to have any such prepayment be applied to its Term Loans, in which case the amounts so declined shall be applied to the prepayment of the Revolving Advances or, if the Revolving Advances have been repaid in full, shall be deposited as Cash Collateral for the Letter of Credit Exposure in accordance with the relevant provisions of Section 2.08(c).

All prepayments of Loans required under Section 2.08(c)(i) – (iv) and (viii) shall be applied as set forth in such Sections. All prepayments of Loans required under Section 2.08(c)(vi) shall be applied first to Term Loans until such Loans are repaid in full, and second to Revolving Advances until such Loans are repaid in full. For purposes of Section 2.01(a), any repayment under Section 2.07 or any prepayment under this Section 2.08 of any Revolving Advance (irrespective of when such Revolving Advance shall have actually been made) shall be deemed (but only to the extent such repayment or prepayment does not increase the New Revolving Borrowing Availability Amount on account thereof) to be a repayment or prepayment of a Revolving Advance made after the Restatement Effective Date, and a corresponding reduction in the aggregate outstanding principal amount of the Revolving Borrowings made after the Restatement Effective Date, but in each case only to the extent of the aggregate outstanding amount of any Revolving Advances (other than Specified Revolving Borrowings made before the New Revolving Borrowing Availability Trigger Date) made on and after the Restatement Effective Date.

Section 2.09 Interest.

(a) Loans. The Borrower shall pay interest on the unpaid principal amount of each Loan made by each Lender to it from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Loans. If such Loan is a Base Rate Loan, a rate per annum equal to the Adjusted Base Rate plus the Applicable Margin for Base Rate Loans of the applicable Class, payable quarterly in arrears on the last Business Day of each calendar quarter and on the date such Base Rate Loan shall be paid in full.

(ii) Eurocurrency Rate Loans. If such Loan is a Eurocurrency Rate Loan, a rate per annum equal to the Eurocurrency Rate for the Interest Period applicable thereto plus the Applicable Margin for Eurocurrency Rate Loans of the applicable Class, payable in arrears on the last day of such Interest Period, and, in the case of Interest Periods of greater than three months, on each Business Day which occurs at three month intervals from the first day of such Interest Period.

(b) Additional Interest on Eurocurrency Rate Loans. The Borrower shall pay to each Lender, so long as any such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of any Eurocurrency Rate Loan of such Lender at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurocurrency Rate for the Interest Period for such Loan from (ii) the rate obtained by dividing such Eurocurrency Rate by a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage of such Lender for such Eurocurrency Rate Loans for such Interest Period, payable, subject to the receipt of notice referred to below, on each date on which interest is payable on such Loan. Such additional interest payable to any Lender shall be determined by such Lender and notified to the Borrower through the Administrative Agent (such notice to include the calculation of such additional interest, which calculation shall be conclusive absent manifest error, and be accompanied by any evidence indicating the need for such additional interest as the Borrower may reasonably request).

(c) LC Disbursements. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unreimbursed amount thereof shall bear interest, for each day from the date such LC Disbursement is made to the date that such LC Disbursement is reimbursed in full by or on behalf of the Borrower or refinanced with a Revolving Borrowing, at the rate per annum then applicable to Revolving Advances that are Base Rate Loans; provided that if the Borrower shall have failed to reimburse such LC Disbursement by the time it is required to do so pursuant to Section 2.03(c)(i), interest on such unreimbursed amount shall be subject to Section 2.09(e).

(d) Usury Recapture. In the event the rate of interest chargeable under this Agreement at any time (calculated after giving effect to all items charged which constitute “interest” under applicable Legal Requirements, including fees and margin amounts, if applicable) is greater than the Maximum Rate, the unpaid principal amount of the Loans shall bear interest at the Maximum Rate until the total amount of interest paid or accrued on the Loans equals the amount of interest which would have been paid or accrued on the Loans if the stated rates of interest set forth in this Agreement had at all times been in effect. In the event, upon payment in full of the Loans, the total amount of interest paid or accrued under the terms of this Agreement and the Loans is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable Legal Requirements, pay the Administrative Agent for the account of the Lenders an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on its Loans if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on its Loans if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid under this Agreement on its Loans. In the event the Lenders ever receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall, to the extent permitted by law, be applied to the reduction of the principal balance of the Loans, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower. In determining whether the interest contracted for, charged, or received by a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Legal Requirements, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

(e) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee, reimbursement of an LC Disbursement or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan or any LC Disbursement, 2% per annum plus the rate otherwise applicable to such Loan or LC Disbursement as provided in the preceding paragraphs of this Section 2.09 or (ii) in the case of any other amount, 2% per annum plus the rate applicable to Revolving Advances that are Base Rate Loans as provided in Section 2.09(a)(i).

(f) Retroactive Adjustments of Applicable Margin and Applicable Commitment Fee Rate. In the event that any financial statement or Compliance Certificate delivered pursuant to Section 5.06 is shown to be inaccurate (regardless of whether this Agreement or any of the Commitments or Loans are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin or Applicable Commitment Fee Rate for any period (an “Applicable Period”) than the Applicable Margin or Applicable Commitment Fee Rate, as the case may be, applied for such Applicable Period, then (i) the Borrower shall promptly deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin and the Applicable Commitment Fee Rate shall be determined as if the higher Applicable Margin or Applicable Commitment Fee Rate, as the case may be, that would have applied were applicable for such Applicable Period and (iii) the Borrower shall immediately, without further action by the Administrative Agent, any Lender or the Issuing Banks, pay to the Administrative Agent for the account of the Applicable Lenders or the applicable Issuing Bank, as the case may be, an amount equal to the excess of the interest and fees that should have been paid for such Applicable Period over the amount of interest and fees actually paid for such Applicable Period. This Section 2.09(f) shall not limit the rights of the Administrative Agent, any Lender or the Issuing Banks with respect to Section 2.09(e) and Article VII. The Borrower’s obligations under this Section 2.09(f) shall survive the termination of the Commitments and the repayment of all Obligations hereunder.

Section 2.10 Breakage Costs.

(a) Funding Losses. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Loans, the Borrower hereby indemnifies, and agrees to indemnify, each Lender against any loss, out-of-pocket cost, or expense (other than any lost profit) incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any such loss, cost, or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund the Eurocurrency Rate Loan to be made by such Lender as part of such Borrowing when such Eurocurrency Rate Loan, as a result of such failure, is not made on such date.

(b) Prepayment Losses. If (i) any payment of principal of any Eurocurrency Rate Loan is made other than on the last day of the Interest Period for such Loan as a result of any prepayment, payment pursuant to Section 2.08, the acceleration of the maturity of the Obligations, or for any other reason or (ii) the Borrower fails to make a principal or interest payment with respect to any Eurocurrency Rate Loan on the date such payment is due and payable, the Borrower shall, within three (3) Business Days of any written demand sent by the Administrative Agent on behalf of a Lender to the Borrower, pay to the Administrative Agent for the benefit of such Lender any amounts determined by such Lender to be required to compensate such Lender for any additional losses, out-of-pocket costs, or expenses (other than any anticipated lost profits) which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any such loss, cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loans.

(c) Assignment Losses. If any assignment of a Eurocurrency Rate Loan is made other than on the last day of the Interest Period for such Loan as a result of a request by the Borrower pursuant to clause (e) of Section 2.16, the Borrower shall, within three (3) Business Days of any written demand sent by the Administrative Agent on behalf of the Lender that is the assignee thereof to the Borrower, pay to the Administrative Agent for the benefit of such Lender any amounts determined by such Lender to be required to compensate such Lender for any additional losses, out-of-pocket costs, or expenses (other than any anticipated lost profits) which it may reasonably incur as a result of such assignment, including, without limitation, any such loss, cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan.

(d) Certificate. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.10 shall be delivered to the Borrower and the Administrative Agent and shall be conclusive absent manifest error.

Section 2.11 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate Reserve Percentage), or any Issuing Bank; or

(ii) impose on any Lender, any Issuing Bank, or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender, such Issuing Bank, or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank (whether of principal, interest or any other amount) then, upon request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or such Issuing Bank or any lending office of such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 2.11 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Designation of Alternative Applicable Lending Office. Each Lender and each Issuing Bank agrees to use commercially reasonable efforts (consistent with its respective internal policies and subject to legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the effect of this Section 2.11, would not subject such Lender to any unreimbursed cost or expense and would not, in the reasonable judgment of such Lender or Issuing Bank, as applicable, be otherwise materially disadvantageous to such Lender or Issuing Bank.

Section 2.12 Payments and Computations.

(a) Payment Procedures. The Borrower shall make each payment under this Agreement prior to the time expressly required hereunder (or, if no such time is expressly required, not later than 12:00 noon (New York time)) on the day when due to the Administrative Agent at the Administrative Agent’s Applicable Lending Office in immediately available funds; provided that payments specified to be made directly to an Issuing Bank or any other Person, including payments pursuant to Sections 2.10, 2.11, 2.13 and 10.04, shall be made directly to the Persons entitled thereto. Each Loan shall be repaid and each payment of interest thereon shall be paid in Dollars. All payments shall be made without setoff, deduction, or counterclaim. The Administrative Agent will, promptly after receipt by it of any payment for the account of any other Person, and in any event prior to the close of business on the day any timely payment is made, cause to be distributed like funds to the appropriate recipient.

(b) Computations. All computations of interest based on the Prime Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Federal Funds Effective Rate or the Eurocurrency Rate and of fees shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate shall be conclusive and binding for all purposes, absent manifest error.

(c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

(d) Agent Reliance. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this clause (d) shall be conclusive, absent manifest error

Section 2.13 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Loan Party shall be required by any Legal Requirement to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, each Lender or the applicable Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Legal Requirements.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Legal Requirements.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, on or with respect to any payment by or on account of any obligation of any Loan Party hereunder, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the applicable Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the applicable Issuing Bank, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Legal Requirements or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Legal Requirements or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender or any Issuing Bank if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Legal Requirements or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender or such Issuing Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f) below, with the exception of Section 2.13(f)(v)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(f) Without limiting the generality of the foregoing, each Lender agrees to deliver to the Borrower and the Administrative Agent applicable forms, certificates or documents, including IRS Form W-9 (in the case of a Lender that is not a Foreign Lender), as may be required under the Code or other Legal Requirements as a condition to exemption from, or reduction of, United States withholding or backup withholding Tax. Each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) two duly completed copies of IRS Form W-8BEN or Internal Revenue Service Form W-8IMY (with applicable attachments) claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(ii) two duly completed copies of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (D) conducting a trade or business in the United States of America with which the relevant payments are effectively connected and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8IMY (with applicable attachments),

(iv) in the case of a Foreign Lender that is not the beneficial owner of payments made hereunder or under any other Loan Document (including a partnership of a participating Lender) (x) an IRS Form W-8IMY on behalf of itself and (y) the relevant form prescribed in this Section 2.13(f) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; or

(v) any other form prescribed by Legal Requirements as a basis for claiming exemption from or a reduction in United States Federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by Legal Requirements to permit the Withholding Agent to determine the withholding or deduction required to be made.

If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by Legal Requirements and at such time or times reasonably requested by such Withholding Agent, (A) a certification signed by an authorized officer thereof and (B) other documentation prescribed by Legal Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent sufficient for the Withholding Agent to comply with its obligations under FATCA and to determine whether such Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this Section 2.13(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If the Administrative Agent, a Lender or any Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.13, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Bank in the event the Administrative Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(h) Defined Terms. For purposes of this Section 2.13, the term “Lender” includes any Issuing Bank and the term “Legal Requirements” includes FATCA.

Section 2.14 Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations than the proportion received by any other Lenders, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.14 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Legal Requirements, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

Section 2.15 Applicable Lending Offices. Each Lender may book its Loans at any Applicable Lending Office selected by such Lender and may change its Applicable Lending Office from time to time. All terms of this Agreement shall apply to any such Applicable Lending Office and the Loans shall be deemed held by each Lender for the benefit of such Applicable Lending Office. Each Lender may, by written notice to the Administrative Agent and the Borrower designate replacement or additional Applicable Lending Offices through which Loans will be made by it and for whose account repayments are to be made.

Section 2.16 Replacement of Lenders. If (a) any Lender provides a notice under Section 2.02(c)(iv), (b) any Lender requests compensation under Section 2.11, (c) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, (d) any Lender becomes a Defaulting Lender or a Potential Defaulting Lender, (e) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 10.01 requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Majority Lenders (or, in circumstances where Section 10.01 does not require the consent of the Majority Lenders, a majority in interest of the Lenders of the affected Class) shall have granted their consent or (f) any Lender is a Non-Extending Lender, then the Borrower may, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.06), all its interests, rights and obligations under this Agreement and the other Loan Documents (or, in the case of any such assignment and delegation resulting from such Lender becoming a Defaulting Lender or a Potential Defaulting Lender or from a failure to provide a consent, all its interests, rights and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (except in the case of any such assignment and delegation resulting from a Lender being a Non-Extending Lender) and, if a Revolving Commitment is being assigned, each Issuing Bank, in each case which consent shall not unreasonably be withheld, delayed or conditioned, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and LC Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder as a Lender (or as a Lender of a particular Class, as applicable), from the assignee or the Borrower,

(iii) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments, (iv) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected, (v) in the case of any such assignment and delegation resulting from a Lender being a Non-Extending Lender, the Non-Extended Revolving Commitments so assigned shall be converted into Extended Revolving Commitments pursuant to, and in accordance with, Section 2.18(b) and (vi) that no more than 25% of the aggregate Commitments can be assigned to such other Lenders or Eligible Assignees pursuant to this Section 2.16 at any one time. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation have ceased to apply.

Section 2.17 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement or any other Loan Document shall be restricted as set forth in Section 10.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.07 or 2.08, or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 7.05), shall be applied at such time or times as may be determined by the Administrative Agent as follows:

(A) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder;

(B) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the applicable Issuing Bank hereunder;

(C) third, if so determined by the Administrative Agent or requested by the applicable Issuing Bank, to be held as Cash Collateral for future funding obligations of such Defaulting Lender of any participation in any Letter of Credit;

(D) fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent;

(E) fifth, if so determined by the Administrative Agent and the

Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement;

(F) sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement;

(G) seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and

(H) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Advances in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) in the case of such Loans, such Loans were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Loans and LC Advances of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans or LC Advances of such Defaulting Lender.

Any payments, prepayments or other amounts paid or payable to any Defaulting Lender that are applied (or held) to pay amounts owed by such Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents to the foregoing.

(iii) Certain Fees. Such Defaulting Lender shall not be entitled to receive any commitment fee pursuant to Section 2.06(b) or any letter of credit fee pursuant to Section 2.06(c) for any period during which such Lender is a Defaulting Lender (and, except as otherwise provided in Section 2.06(c), the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).

(iv) Reallocation of Ratable Portions to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, solely for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of such Defaulting Lender; provided, that (A) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (B) the aggregate obligation of any non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Revolving Commitment of such non- Defaulting Lender minus (2) the aggregate Revolving Advances of such non-Defaulting Lender.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuing Banks agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Revolving Advances of the other Revolving Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Advances and participations in Letters of Credit to be held on a pro rata basis by the Revolving Lenders in accordance with their Applicable Percentages (without giving effect to clause (a)(iv) above), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) Replacement of Defaulting Lenders. If any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to be replaced in accordance with Section 2.16.

(d) Termination of Defaulting Lender Revolving Commitment. The Borrower may terminate the unused amount of the Revolving Commitment of a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agent (which will promptly notify the Revolving Lenders thereof), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Issuing Bank or any Lender may have against such Defaulting Lender.

Section 2.18 Revolving Commitment Extensions.

(a) Conversion. At any time after the Restatement Effective Date, any Non-Extending Revolving Lender may, subject to the prior written consent of the Borrower and each Issuing Bank (such consent from each Issuing Bank not to be unreasonably withheld or delayed), elect to convert all or any portion of its Non-Extended Revolving Commitment into an Extended Revolving Commitment (it being understood that, in the case of any Non-Extending Revolving Lender acquiring its Non-Extended Revolving Commitment after the Restatement Effective Date pursuant to an Assignment and Acceptance, such conversion may be made substantially concurrently with the effectiveness of the assignment and delegation contemplated by such Assignment and Acceptance). Any such conversion shall be effective upon delivery to the Administrative Agent of a writing signed by such Non-Extending Revolving Lender, the Borrower and each Issuing Bank specifying the amount of such Non-Extending Revolving Lender’s Non-Extended Revolving Commitment to be so converted and the effective date thereof.

(b) Status; Amendments. Any Non-Extended Revolving Commitment converted pursuant to this Section 2.18 shall for all purposes hereof and of the other Loan Documents be deemed an Extended Revolving Commitment and the converting Non-Extending Revolving Lender shall, to the extent of the amount of its Non-Extended Revolving Commitment so converted, be deemed an Extending Revolving Lender and shall have all the rights and obligations of an Extending Revolving Lender hereunder and under the other Loan Documents, in each case as of the effectiveness of such conversion. The Administrative Agent shall use commercially reasonable efforts to give notice to the Revolving Lenders of the effectiveness of any conversion pursuant to this Section 2.18. The Administrative Agent may, with the consent of the Borrower, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section 2.18 (and each such amendment is hereby deemed consented to (and not requiring any further consent or agreement of) the Majority Lenders, the Majority Revolving Lenders and each other Person that is a party to the Amendment and Restatement Agreement).

ARTICLE III

CONDITIONS OF LENDING

Section 3.01 Conditions Precedent to the Amendment and Restatement. The amendment and restatement of the Original Credit Agreement, as in effect immediately prior to the Restatement Effective Date, to be in the form hereof is subject to the conditions precedent set forth in the Amendment and Restatement Agreement.

Section 3.02 Conditions Precedent to each Subsequent Loan and Letter of Credit. The obligation of any Issuing Bank to make any LC Credit Extension after the Closing Date and the obligation of the Lenders to make Revolving Advances to the Borrower after the Closing Date or to make Incremental Term Loans on the Restatement Effective Date shall be subject to the conditions precedent (and each Letter of Credit Request or Notice of Borrowing, as applicable, shall constitute a representation and warranty by the Borrower that such statements are true):

(a) the representations and warranties of the Loan Parties contained in Article IV and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date of such LC Credit Extension or the making of such Revolving Advances or Incremental Term Loans, both before and after giving effect to such LC Credit Extension or the making of such Revolving Advances or Incremental Term Loans, except to the extent any such representation and warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing or would result from such LC Credit Extension or the making of such Revolving Advances or Incremental Term Loans.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each Loan Party jointly and severally represents and warrants as follows:

Section 4.01 Existence. Each of the Parent and its Subsidiaries is duly organized, validly existing, and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be in good standing and so qualified could reasonably be expected to have a Material Adverse Effect.

Section 4.02 Power and Authority. Each of the Loan Parties has the requisite organizational power and authority to (a) own its assets and carry on its business and (b) execute, deliver and perform the Loan Documents to which it is a party and to consummate the Transactions. Each of the Loan Parties has all requisite material governmental licenses, authorizations, consents and approvals to own its assets and carry on its business.

Section 4.03 No Contravention. The execution, delivery, and performance by each Loan Party of this Agreement and the other Loan Documents to which it is a party and the consummation of the Transactions (a) have been duly authorized by all necessary organizational action on the part of such Loan Party, (b) do not and will not (i) contravene the terms of such Loan Party’s Organizational Documents, (ii) violate any Legal Requirement, or (iii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien created under the Loan Documents) under, (A) the provisions of any indenture, instrument, agreement or Material Contract to which such Loan Party is a party or by which it or its property is bound (including the 6.5% Convertible Senior Notes) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, except, in the case of clauses (b)(ii) and (b)(iii) above (other than with respect to the 6.5% Convertible Senior Notes), to the extent any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.04 Authorizations and Approvals. No authorization, approval, consent, exemption, or other action by, or notice to or filing with, any Governmental Authority is necessary or required on the part of any Loan Party in connection with the execution, delivery and performance by any Loan Party of this Agreement or the other Loan Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, except (a) such as have been obtained or made and are in full force and effect, (b) filings necessary to perfect (or maintain perfection of) Liens created under the Loan Documents and (c) actions by, and notices to or filings with, Governmental Authorities (including, without limitation, the SEC) that may be required in the ordinary course of business from time to time or that may be required to comply with the express requirements of the Loan Documents (including, without limitation, to release existing Liens on the Collateral or to comply with requirements to perfect, and/or maintain the perfection of, Liens created under the Loan Documents).

Section 4.05 Enforceable Obligations. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar law affecting creditors’ rights generally or general principles of equity.

Section 4.06 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present, in all material respects, the financial condition of the Parent and its Subsidiaries as of the dates of the balance sheets included therein and the results of operations of the Parent and its Subsidiaries for the periods covered thereby in accordance with GAAP, and (iii) to the extent required by GAAP, disclose all material Debt and other liabilities (contingent or otherwise), including liabilities for Taxes, of the Parent and its Subsidiaries as of the date thereof.

(b) The Interim Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present, in all material respects, the financial condition of the Parent and its Subsidiaries as of the dates of the balance sheets included therein and the results of operations of the Parent and its Subsidiaries for the periods covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to year-end audit adjustments.

(c) Since December 31, 2011, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a material adverse effect on the business, results of operations, properties or condition (financial or otherwise) of the Parent and its Subsidiaries, take as a whole, except to the extent any such event or circumstance is disclosed in public filings made by the Parent with the SEC since such date but prior to the Restatement Effective Date (in each case, including any such disclosure in respect of the nature, magnitude or consequences of such change or event, but excluding any disclosures set forth in the risk factor section or any other section of any such filing to the extent they are cautionary, predictive or forward-looking in nature).

Section 4.07 True and Complete Disclosure. Each Loan Party has disclosed to the Administrative Agent and the Lenders all material agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it (other than matters of general economics or industry nature or otherwise not specific to the Parent and its Subsidiaries), that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of (a) any written or formally presented information (other than the Projections and information of general economic or industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or (b) any report, financial statement or other written or formally presented information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender delivered pursuant to the Loan Documents, when taken as a whole and as modified or supplemented by other information so furnished, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that, with respect to projected financial information (including the Projections and any projections delivered pursuant to Section 5.06(d)), the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made (it being understood that actual results may vary materially from the projected financial information).

Section 4.08 Litigation. Except as set forth on Schedule 4.08, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Responsible Officer of a Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Parent or any of its Subsidiaries or against any of its or their properties or revenues that (a) pertain to this Agreement, any other Loan Document or any of the Transactions or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the Restatement Effective Date, there has been no adverse change in the status, or financial effect on the Parent and its Subsidiary, of the matters described in Schedule 4.08 that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.09 Compliance with Laws.

(a) None of the Parent, any of its Subsidiaries or any of their respective material properties is in violation of, nor will the continued operation of their material properties as currently conducted violate, any Legal Requirement (including any Environmental Law) or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, in either case where such violation or default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) None of the Parent or any of its Subsidiaries is in violation of the FCPA, the Currency and Foreign Transactions Reporting Act of 1970 or any related or similar rules or regulations, issued, administered or enforced by any Governmental Authority that are applicable to it, and, to the knowledge of the Loan Parties, no director, officer or employee of the Parent or any of its Subsidiaries is subject to any United States sanctions administered by OFAC, in each case where such violation or sanctions could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.10 No Default. None of the Parent or any of its Subsidiaries has violated or defaulted under any agreement or instrument to which it is a party, where such violation or default has resulted in, or could, either individually or in the aggregate, reasonably be expected to result in, a Material Adverse Effect. No Default has occurred and is continuing.

Section 4.11 Subsidiaries; Corporate Structure. Schedule 4.11 sets forth, as of the Restatement Effective Date, (i) a list of all Subsidiaries of the Parent and, as to each such Subsidiary, the jurisdiction of formation and the outstanding Equity Interests therein and the percentage of each class of such Equity Interests owned by the Parent and its Subsidiaries, and (ii) an indication of such Subsidiaries of the Parent that are Guarantors. The Equity Interests indicated as owned (or to be owned) by the Parent and its Subsidiaries on Schedule 4.11 are fully paid and non-assessable.

Section 4.12 Condition of Properties.

(a) Each of the Parent and its Subsidiaries has good and marketable title in fee simple to, or valid leasehold interests in, all real property material to the conduct of its business, except for such minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and except for Permitted Liens.

(b) Each of the Parent and its Subsidiaries has complied with all obligations under all material leases with respect to real property to which it is a party, all such leases are in full force and effect and the Parent or such Subsidiary enjoys peaceful and undisturbed possession under all such leases, in each case except to the extent any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.13 Environmental Condition. Except as set forth on Schedule 4.13 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) The Parent and its Subsidiaries (i) have obtained all Environmental Permits necessary for the ownership and operation of their respective properties and the conduct of their respective businesses as currently conducted; (ii) have been and are in compliance with all terms and conditions of such Environmental Permits and with all other requirements of applicable Environmental Laws; (iii) have not received written notice alleging that the Parent or any of its Subsidiaries is in violation of any Environmental Law or Environmental Permit; and (iv) are not subject to any actual or, to their knowledge, contingent Environmental Claim.

(b) None of the present or, during the period of ownership and operation by the Parent or its Subsidiaries, previously owned or operated properties of the Parent or any of its present or former Subsidiaries, wherever located, (i) has been placed on or, to their knowledge, proposed to be placed on the National Priorities List, CERCLIS, or their state or local analogs, nor has the Parent or any of its Subsidiaries been otherwise notified in writing of the designation, listing or identification of any property of the Parent or any of its Subsidiaries as a potential site requiring removal, remediation, cleanup, closure, restoration, reclamation, or other response activity (“Response”) under any Environmental Laws (except as such activities may be required by permit conditions); (ii) is subject to a Lien (other than Permitted Liens), arising under or pursuant to any Environmental Laws, that attaches to any revenues of the Parent or its Subsidiaries or to any property currently owned or operated by the Parent or any of its Subsidiaries, wherever located; or (iii) has been the site of any Release (as defined under any Environmental Law) of Hazardous Material from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in a requirement pursuant to applicable Environmental Law for Response by the Parent or any of its Subsidiaries and none of the Parent or any of its Subsidiaries has generated or transported or has caused to be generated or transported Hazardous Material to any third party site which could reasonably be expected to result in a requirement pursuant to applicable Environmental Law for Response by the Parent or any of its Subsidiaries.

Section 4.14 Insurance.

(a) Schedule 4.14 sets forth a true and complete list of all insurance maintained by the Parent and its Subsidiaries as of the Restatement Effective Date. As of the Restatement Effective Date, such insurance is in full force and effect and all premiums have been duly paid.

(b) The properties of the Parent and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Parent or any of its Subsidiaries, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent and its Subsidiaries operate.

Section 4.15 Taxes. In accordance with the tax laws, regulations, official pronouncements and practices of each tax jurisdiction, the Parent and each of its Subsidiaries have filed or are in the process of filing all material Federal, state and other tax returns and reports required to be filed, and have paid or will pay, before the same shall become in default, all Federal, state and other Taxes, except those which are being contested or extended in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Parent or any Subsidiary thereof that could reasonably be expected to have a Material Adverse Effect.

Section 4.16 ERISA Compliance.

(a) The Parent and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and other Legal Requirements published thereunder.

(b) Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or may rely upon an opinion letter for a prototype plan letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Parent, nothing has occurred which would prevent, or cause the loss of, such qualification. The Parent and each ERISA Affiliate have made all required contributions to each Pension Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Parent or any of its ERISA Affiliates; (ii) no Pension Plan had any

Unfunded Pension Liability as of the last annual valuation date applicable thereto; (iii) neither the Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Parent nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

(d) Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, with respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a “Foreign Plan”):

(i) any employer contributions and, to the knowledge of each Loan Party, any employee contributions, in each case required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices;

(ii) the fair market value of the assets of each Foreign Plan required by law to be funded, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the Closing Date, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and

(iii) each Foreign Plan required to be registered has been registered and, to the knowledge of the Loan Parties, has been maintained in good standing with applicable regulatory authorities.

Section 4.17 Security Interests.

(a) The Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the applicable filing offices under the applicable UCC, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such portion of such Collateral in which a security interest may be perfected by the filing of a financing statement under the applicable UCC, in each case prior and superior in right to any other Person, other than Permitted Liens.

(b) The Intellectual Property Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Intellectual Property Security Agreement) and, when financing statements in appropriate form are filed in the applicable filing offices under the applicable UCC and the Intellectual Property Security Agreement is recorded with the United States Patent and Trademark Office or the United States Copyright Office, the Intellectual Property Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such portion of such Collateral in which a security interest may be perfected by the recordation of the Intellectual Property Security Agreement with such Offices, in each case prior and superior in right to any other Person, other than Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Collateral acquired by the Loan Parties after the Effective Date).

(c) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when such Collateral (to the extent such Collateral constitutes an instrument or certificated security under the applicable UCC) is delivered to the Collateral Agent and financing statements in appropriate form are filed in the applicable filing offices under the applicable UCC, the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person, other than the Permitted Liens.

(d) Each Mortgage is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien in the Mortgaged Property subject thereto and, when appropriate filings or registrations are made as specified in such Mortgage, such Mortgage shall constitute a fully perfected Lien on all right, title and interest of the mortgagor thereunder in such Mortgaged Property, prior and superior in right to any other Person, other than Permitted Liens.

Section 4.18 Bank Accounts. The Perfection Certificate sets forth the account numbers and locations of all bank accounts of the Loan Parties as of the Restatement Effective Date (other than any such accounts that are Excluded Property).

Section 4.19 Labor Relations. There (a) is no unfair labor practice complaint pending against the Parent or any of its Subsidiaries or, to the knowledge of any Responsible Officer of the Parent, threatened against any of them, before the National Labor Relations Board, (b) is no grievance or arbitration proceeding arising out of or under any collective bargaining agreement pending against the Parent or any of its Subsidiaries or, to the knowledge of any Responsible Officer of the Parent, threatened against any of them before the National Labor Relations Board, and (c) are no strikes, lockouts, slowdowns or stoppage against the Parent or any of its Subsidiaries pending or, to the knowledge of any Responsible Officer of the Parent, threatened, in each case where any of the foregoing could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The hours worked by and payments made to employees of the Parent and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, provincial, local or foreign law dealing with such matters, except where such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. All payments due from the Parent or any Subsidiary, or for which any claim may be made against the Parent or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Parent or such Subsidiary, except where the failure to do the same, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The consummation of the transactions contemplated hereby will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Parent or any of its Subsidiaries is a party.

Section 4.20 Intellectual Property. The Parent and each of its Subsidiaries own or are licensed or otherwise have full legal right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person with respect thereto, except where the absence of such rights or such conflicts could not reasonably be expected to have a Material Adverse Effect.

Section 4.21 Solvency. Immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, each of the Parent, the Borrower and the Parent and its Subsidiaries, taken as a whole, is or are Solvent.

Section 4.22 Margin Regulations. None of the Loan Parties is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of the provisions of the Regulations of the Federal Reserve Board, including Regulation T, U or X.

Section 4.23 Investment Company Act. Neither the Parent nor any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 4.24 Names and Locations. The Perfection Certificate sets forth, as of the Restatement Effective Date, (a) the exact legal name of each Loan Party as it appears in its articles or certificate of incorporation (or equivalent Organizational Document), the state of its incorporation or formation and the organizational identification number (or a specific designation that one does not exist) issued by its state of incorporation or formation and (b) the location of the chief executive office of each Loan Party.

Section 4.25 Use of Proceeds. The proceeds of the Revolving Advances, Term Loans and Letters of Credit shall be used to provide working capital and for other general corporate purposes of the Parent and its Subsidiaries and/or to pay a portion of the fees, commissions and expenses associated with the Transactions.

Section 4.26 Foreign Assets Control Regulations, etc. No part of the proceeds of the Loans will be used, directly or indirectly, (a) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or (b) for the purpose of directly or indirectly financing the activities of any Person subject to any United States sanctions administered by OFAC.

ARTICLE V

AFFIRMATIVE COVENANTS

From and after the Restatement Effective Date, so long as the Loans or any amount under any Loan Document shall remain unpaid, any Lender shall have any Commitment, or there shall exist any Letter of Credit Exposure, each Loan Party shall, and shall cause each of its Subsidiaries to:

Section 5.01 Preservation of Existence, Etc. Except as permitted by Section 6.03 or 6.04, (a) preserve, renew and maintain in full force and effect its legal existence and (to the extent the concept is applicable in such jurisdiction) good standing under the Legal Requirements of the jurisdiction of its formation, (b) take all reasonable action to obtain, preserve, renew, extend, maintain and keep in full force and effect all rights, privileges, permits, licenses, authorizations and franchises necessary or desirable in the normal conduct of its business, and (c) qualify and remain qualified as a foreign entity in each jurisdiction in which qualification is necessary in view of its business and operations or the ownership of its properties, except, in the case of clauses (b) and (c), where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.02 Compliance with Laws, Etc. Comply with all Legal Requirements (including, without limitation, all Environmental Laws and ERISA) applicable to it or to its business or property, except in such instances in which such Legal Requirement is being contested in good faith by appropriate proceedings diligently conducted and except where failure so to comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.03 Maintenance of Property. Except as permitted by Section 6.03 or 6.04, maintain and preserve all property material to the conduct of the business of the Parent and its Subsidiaries, taken as a whole, and keep such property in all material respects in good repair, working order and condition, ordinary wear and tear excepted.

Section 5.04 Maintenance of Insurance.

(a) Maintain with financially sound and reputable insurance companies not Affiliates of the Parent or any of its Subsidiaries insurance with respect to its properties (including Mortgaged Properties) and business in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses as the Parent and its Subsidiaries operate; provided that the Parent and its Subsidiaries may self-insure up to the same extent as such other companies.

(b) (i) Cause all property insurance policies covering any Collateral maintained by any Loan Party to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement in favor of the Collateral Agent or name the Collateral Agent as loss payee, in each case in form and substance reasonably satisfactory to the Collateral Agent, which endorsement shall provide that if the insurance carrier shall have received written notice from the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to a Loan Party under such policies directly to the Collateral Agent, (ii) cause each such policy to provide that it shall not be canceled, modified or not renewed upon less than thirty (30) days (or, in the case of any of the foregoing resulting from failure to pay premiums, upon less than ten (10) days) (or, in each case, such shorter number of days as may be agreed to by the Collateral Agent) prior written notice thereof by the insurer to the Collateral Agent, (iii) deliver to the Collateral Agent, upon the cancellation, modification or nonrenewal of any such policy of insurance, a certificate of coverage under any renewal or replacement policy, and (iv) cause all liability insurance policies (other than policies with respect to worker’s compensation and other policies where such designation is not customary) maintained by any Loan Party to name the Collateral Agent as an additional insured.

(c) If at any time the area in which any Mortgaged Property is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as required by Regulation H of the Federal Reserve Board, as the same is from time-to-time in effect, and all official rulings and interpretations thereunder or thereof may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

Section 5.05 Payment of Taxes. Pay and discharge as the same shall become due and payable all Taxes imposed upon it or upon its income or profits or in respect of its property, unless (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the applicable Person or (b) the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.06 Reporting Requirements. In the case of the Parent, deliver to the Administrative Agent and, in the case of clause (i) or (l) below, the applicable Lender:

(a) Audited Annual Financials. Within ten (10) days after the date on which the Parent is required to file its Annual Report on Form 10-K for any fiscal year with the SEC (or if no such requirement is in effect for any reason, within ninety (90) days after the end of any fiscal year), copies of the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, together with the related audited consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, and the notes thereto, setting forth in each case in comparative form the audited consolidated figures as of the end of and for the previous fiscal year, all prepared in accordance with GAAP and accompanied by a report and opinion of PricewaterhouseCoopers LLP or another independent registered public accounting firm of recognized national standing or otherwise reasonably acceptable to Administrative Agent, which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the end of such fiscal year and their consolidated results of operations and cash flows for such fiscal year in conformity with GAAP (or words substantially similar to the foregoing) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

(b) Quarterly Financials. Within five (5) days after the date on which the Parent is required to file its Quarterly Report on Form 10-Q for any fiscal quarter with the SEC (or if no such requirement is in effect for any reason, within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year), a condensed consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related condensed consolidated statements of operations and cash flows for such fiscal quarter (in the case of such statement of operations) and for the portion of the Parent’s fiscal year then ended, and setting forth in comparative form the consolidated figures for the corresponding fiscal quarter of the previous fiscal year or the corresponding portion of the previous fiscal year, as applicable, all certified by a Financial Officer of the Parent as fairly presenting, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the end of such fiscal quarter, their consolidated results of operations for such fiscal quarter and their consolidated cash flows for such portion of the Parent’s fiscal year in conformity with GAAP (or words substantially similar to the foregoing), subject only to year-end audit adjustments and the absence of footnotes;

(c) Compliance Certificates. (i) Concurrently with the delivery of the financial statements referred to in Section 5.06(a), a certificate of the independent registered public accounting firm rendering the report thereon stating whether, in connection with their audit examination, any condition or event has come to their attention which would cause them to believe that any Default or Event of Default with respect to accounting matters existed on the date of such financial statements and, if such a condition or event has come to their attention, specifying in reasonable detail the nature and period, if known, of existence thereof (which certificate may be limited to the extent required by accounting rules and guidelines) and (ii) concurrently with the delivery of the financial statements referred to in Sections 5.06(a) and (b), a duly completed Compliance Certificate signed by a Financial Officer of the Parent, which shall, among other things, (A) state whether any change in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently theretofore delivered under Section 5.06(a) or (b) (or, prior to the first such delivery, referred to in Section 4.06) and, if any such change has occurred, setting forth in reasonably detail such change and (B) in the case of any such Certificate delivered concurrently with the delivery of the financial statements referred to in Section 5.06(a), set forth a reasonably detailed calculation of Excess Cash Flow for the applicable fiscal year;

(d) Projections. Within ninety (90) days after the end of each fiscal year of the Parent, commencing with the fiscal year ending December 31, 2010, a certified copy of the Parent’s forecasted consolidated (and, if reasonably requested by the Administrative Agent, consolidating by operating segment) (i) balance sheet, (ii) profit and loss statement, (iii) cash flow statement and (iv) capitalization statement, in each case as of the last day of or for each of the two fiscal years immediately following the end of such fiscal year, together with appropriate supporting details and a statement of underlying assumptions in a format consistent with the Projections and otherwise reasonably acceptable to the Administrative Agent;

(e) Internal Controls. Promptly upon receipt thereof, copies of any audit or other reports delivered to the board of directors of the Parent (or the audit committee of such board) by an independent registered public accounting firm in connection with such firm’s audit of the consolidated financial statements of the Parent if such reports identify material weaknesses in internal controls over financial reporting of the Parent;

(f) Supplemental Perfection Certificate and Other Collateral Matters. Concurrently with the delivery of the financial statements referred to in Section 5.06(a) and (b), a duly completed Supplemental Perfection Certificate signed by a Responsible Office of the Parent;

(g) Securities Law Filings and other Public Information. Promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent, and copies of all annual, periodic and special reports and registration statements which the Parent files with the SEC under Section 13 or 15(d) of the Exchange Act or with any other securities Governmental Authority, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(h) Press Releases. To the extent not otherwise provided for herein, as soon as available, any press release or other public announcement or statement by the Loan Parties;

(i) Patriot Act. Promptly, following a request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;

(j) Material Contracts. Promptly after receipt thereof by any Loan Party, a copy of any notice of any default or material claim, any waiver, or any termination of or under any Material Contract or, in the case of the 6.5% Indenture, any amendment or proposed amendment thereto.

(k) Monthly Cash and Backlog Reports. Within 20 Business Days after the end of each month, (1) the amount of cash and cash equivalents of the Parent and its Subsidiaries as of the end of such month and (2) an internal backlog report consistent with the detail (but omitting any commentary) in the Parent’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K and otherwise in form reasonably acceptable to the Administrative Agent; and

(l) Other Information. Such other information respecting the business, properties or Collateral, or the condition or operations, financial or otherwise, of the Parent and its Subsidiaries as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request (including, but not limited to, receivables and payables aging schedules).

Documents required to be delivered pursuant this Section 5.06 may be delivered electronically and, in the case of Sections 5.06(a), (b), (g), (h) and (j) shall be deemed to have been delivered if such documents, or one or more annual, quarterly or other reports or filings containing such documents (including, in the case of certifications required pursuant to Section 5.06(b), the certifications accompanying any such quarterly report pursuant to Section 302 of the Sarbanes-Oxley Act of 2002), (i) shall have been posted or provided a link to on the Parent’s website on the Internet at the website at http://www.willbros.com, (ii) shall be available on the website of the SEC at http://www.sec.gov or (iii) shall have been posted on the Parent’s behalf on IntraLinks/IntraAgency or another website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). The Administrative Agent shall not have an obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Parent with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Agents will make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on IntraLinks/IntraAgency or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to any Loan Party or its securities) (each, a “Public Lender”). If any Borrower Materials are designated by the Loan Parties as “PRIVATE”, such Borrower Materials will not be made available to that portion of the Platform designated “Public Investor,” which is intended to contain only information that (x) prior to any public offering of securities by any Loan Party, is of a type that would be contained in a customary offering circular for an offering of debt securities made in reliance on Rule 144A under the Securities Act or (y) following any public offering of securities by a Loan Party, is either publicly available or not material information (though it may be sensitive and proprietary) with respect to such Loan Party or its securities for purposes of United States Federal and State securities laws. The Agents shall be entitled to treat any Borrower Materials that are not marked “PRIVATE” or “CONFIDENTIAL” as not containing any material non-public information with respect to the Loan Parties or any securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07).

Section 5.07 Other Notices. In the case of the Parent, deliver to the Administrative Agent:

(a) Defaults. Prompt written notice of the occurrence of any Default or Event of Default;

(b) Litigation. Prompt written notice of the filing or commencement of, or receipt of any written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Parent or any of its Subsidiaries, or any material development in any such action, suit, proceeding, that, in either case, could reasonably be expected to result in a liability of the Parent or any of its Subsidiaries in an aggregate amount exceeding $10,000,000;

(c) ERISA Events. Prompt written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Parent or any of its Subsidiaries in an aggregate amount exceeding $10,000,000;

(d) Environmental Notices. Promptly upon receipt thereof, a copy of any form of written notice, summons, material correspondence or citation received from any Governmental Authority or any other Person, (i) concerning material violations or alleged violations of Environmental Laws, which seeks or threatens to impose liability on the Parent or its Subsidiaries therefor, (ii) alleging liability for any material action or omission on the part of the Borrower or any of its Subsidiaries in connection with any Release of Hazardous Material, (iii) providing any written notice of potential responsibility or liability under any Environmental Law, or (iv) concerning the filing of a Lien other than a Permitted Lien upon, against or in connection with the Parent or any of its Subsidiaries, or any of their leased or owned material property, wherever located, in each of cases (i) through (iv) that, individually or in the aggregate, could reasonably be expected to result in a liability of the Parent or any of its Subsidiaries in an aggregate amount exceeding $10,000,000;

(e) Information Regarding Loan Parties. Written notice of any change since the Effective Date in the legal name, corporate structure, jurisdiction of organization or formation or organizational identification number of any Loan Party within thirty (30) days after the occurrence thereof;

(f) Material Changes. Prompt written notice of any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect;

(g) Mandatory Prepayment Events. Prompt written notice of the occurrence of (i) any Asset Disposition or Event of Loss with respect to which the Borrower is required to make a mandatory prepayment pursuant to Section 2.08(c)(v), (ii) any incurrence or issuance of any Debt with respect to which the Borrower is required to make a mandatory prepayment pursuant to Section 2.08(c)(vi), and (iii) any Equity Issuance by the Parent with respect to which the Borrower is required to make a mandatory prepayment pursuant to Section 2.08(c)(vii); and

(h) SEC Correspondence. Within five (5) Business Days after receipt thereof, copy of any written notice or other written correspondence received by the Parent or any Subsidiary from the SEC informing the Parent or any Subsidiary that the SEC has issued a formal order of an investigation concerning the financial reporting of the Parent or any Subsidiary thereof.

Each notice pursuant to this Section shall be accompanied, where applicable, by a statement of a Responsible Officer of the Parent setting forth details of the occurrence referred to therein and stating what action the Parent has taken or proposes to take with respect thereto. Each notice pursuant to Section 5.07(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. Documents required to be delivered pursuant to this Section 5.07 shall be posted by the Administrative Agent on IntraLinks/IntraAgency or another relevant website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent) and the Administrative Agent shall promptly notify each Lender of such posting.

Section 5.08 Books and Records; Inspection. (a) Keep proper records and books of account in which full, true and correct entries will be made in accordance with GAAP (giving effect to materiality concepts embodied therein) and all material Legal Requirements, reflecting all material financial transactions and matters involving the assets and business of the Parent and its Subsidiaries, (b) maintain such books, records and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Parent and its Subsidiaries, as the case may be, and (c) permit representatives and independent contractors of the Collateral Agent, the Administrative Agent and each Lender to (i) visit and inspect any of its properties, (ii) to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and (iii) to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the applicable Loan Party or Subsidiary; provided that the Loan Parties shall be responsible for such expenses not more than one (1) time per year unless an Event of Default has occurred and is continuing, in which case the Loan Parties shall be responsible for all such expenses.

Section 5.09 Agreement to Grant Acceptable Security Interest.

(a) Cause each Loan Party to grant to the Collateral Agent an Acceptable Security Interest in any property of such Person now owned or hereafter acquired, other than the Excluded Property.

(b) Without limiting the generality of Section 5.09(a), upon the acquisition by any Loan Party after the Effective Date of (i) any fee interest in any real property or (ii) any other material property, in each case other than any Excluded Property and other than any such property in which the Collateral Agent shall already have an Acceptable Security Interest, the Parent shall, all at the expense of the Parent, within thirty (30) days (or such longer period as may be agreed to by the Administrative Agent) after such acquisition:

(i) furnish to the Collateral Agent a reasonably detailed description of the property so acquired and

(ii) cause the applicable Loan Party to execute and deliver to the Collateral Agent one or more Security Documents (including, in the case of any such fee interest in real property, a Mortgage), to file financing statements under the applicable UCC and to take all such further action as may reasonably be requested by the Collateral Agent in order to create an Acceptable Security Interest in such property.

(c) Cause each Loan Party to provide to the Collateral Agent such information with respect to motor vehicles and other assets of the Loan Parties subject to certificates of title as the Collateral Agent may reasonably request from time to time and, in the event that the book value, determined as of the end of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.06(a) or 5.06(b), of any such motor vehicle or other asset is greater than $150,000, then the Loan Parties shall, at the request of the Collateral Agent, within thirty (30) days (or such longer period as may be agreed to by the Administrative Agent) thereof, grant to the Collateral Agent an Acceptable Security Interest in such motor vehicle or other asset;

(d) Notwithstanding anything to the contrary set forth herein or in any other Loan Document, the Collateral Agent may grant extensions of time for the creation of an Acceptable Security Interest in particular property (including extensions beyond the Closing Date and the Restatement Effective Date for the creation of an Acceptable Security Interest in the property of the Loan Parties on such date) where it determines that such creation cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or any other Loan Document.

(e) Notwithstanding anything to the contrary set forth herein or in any other Loan Document, (i) no Loan Party shall be required to obtain any consents or approvals to the assignment to the Collateral Agent of any license, contract or other agreement under which such Loan Party has any rights, (ii) no Loan Party shall be required to obtain any landlord lien waiver or subordination agreement, any bailee waiver or any similar agreement and (iii) no Loan Party shall be required to perfect the Liens created under the Loan Documents by any means other than (A) filings pursuant to the UCC of the applicable jurisdiction, (B) filings with the United States Patent and Trademark Office and United States Copyright Office, provided that, with respect to licenses, such filings shall be limited to exclusive copyright licenses under which such Loan Party is a licensee, (C) in the case of Collateral that constitutes instruments, delivery thereof to the Collateral Agent in accordance with the terms of the Security Documents, (D) in the case of Collateral that constitutes deposit accounts or securities accounts, entry into Account Control Agreements as required hereunder, (E) in the case of fee interest in any real property, entry into Mortgages as required hereunder, (F) in the case of Collateral that constitutes aircraft or motor vehicles that are not Excluded Property, filings with the appropriate Governmental Authorities or placing the interest of the Collateral Agent as lienholder on the certificate of title, and (G) in the case of any other Collateral, such other perfection means as are expressly set forth herein or in any other Loan Document with respect to such Collateral.

Section 5.10 Additional Guarantors.

(a) Within thirty (30) days (or such longer period as may be agreed to by the Administrative Agent) after the Parent forms or acquires any Domestic Subsidiary (other than a CFC) that is a Material Subsidiary, or after any Domestic Subsidiary of the Parent (other than a CFC) becomes a Material Subsidiary, provide written notice to the Administrative Agent thereof and cause such Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of this Agreement or such other document as the Administrative Agent shall reasonably deem appropriate for such purpose, (ii) deliver to the Administrative Agent documents of the types referred to in Sections 3.02(a)(ix), (x) and (xi) of the Original Credit Agreement and a favorable opinion of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a) above), all in form and substance reasonably satisfactory to the Administrative Agent, (iii) execute and deliver to the Collateral Agent a supplement, in the form specified therein, to each of the Security Agreement and the Pledge Agreement and (iv) otherwise comply with its agreements set forth in Section 5.09.

(b) Without limiting its obligations under Section 5.10(a), the Parent may cause any Domestic Subsidiary (whether or not such Subsidiary is a Material Subsidiary) to become a Loan Party for all purposes hereof by causing such Subsidiary to take the actions specified in clauses (i) through (iv) of Section 5.10(a).

Section 5.11 Hedging Arrangements. In the case of the Borrower, within ninety (90) days after the Closing Date enter into, and thereafter for a period of not less than three (3) years maintain in effect, one or more Hedging Arrangements the effect of which shall be to fix or otherwise limit the interest cost to the Borrower with respect to at least 50% of the aggregate outstanding principal amount of the Term Loans made on the Closing Date.

Section 5.12 Further Assurances in General. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing or continuation statements or amendments thereto (or similar documents required by any laws of any applicable jurisdiction)), which may be required under any Legal Requirement or otherwise and the execution or taking of which the Administrative Agent or the Collateral Agent may reasonably request, all at the expense of the Parent. The Parent also agrees to provide to the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents, statements and schedules further identifying, updating and describing the Collateral and other information, reports and evidence concerning the Collateral.

Section 5.13 Post-Closing Obligations. Deliver to the Administrative Agent within 45 days (as such period may be extended from time to time by the Administrative Agent upon request of the Borrower, such extension not to be unreasonably withheld or delayed) of the Restatement Effective Date each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(a) to the extent requested by the Administrative Agent, amendments to each of the Mortgages filed in the State of Texas to reflect the Amendment and Restatement Agreement and the transactions contemplated hereby and to affirm that each such Mortgage secures the Obligations (the “Mortgage Amendments”);

(b) to the extent requested by the Administrative Agent, modification endorsements issued by Fidelity National Title Insurance Company which reflect that each title policy delivered on the Closing Date with respect to each Mortgage filed in the State of Texas continues to insure the Lien created by the Mortgages entered into on the Closing Date as of the original filing of such Mortgages notwithstanding the recording of the Mortgage Amendments;

(c) a legal opinion by Texas and Oklahoma counsel which in all instances opines that the Lien created by each Mortgage recorded in such State remains effective as of the date of the Mortgage being filed in the real property records of the county in which the real property secured by such Mortgage is located and secures the Obligations, notwithstanding the filing of any Mortgage Amendment or the execution and delivery of the Amendment and Restatement Agreement;

(d) Lien searches on each parcel of real property secured by a Mortgage; and

(e) any other document, instrument, endorsement or agreement that the Administrative Agent may reasonably request to ensure the continued effectiveness of the Lien of the Administrative Agent in the Collateral constituting real property or a fixture.

ARTICLE VI

NEGATIVE COVENANTS

From and after the Closing Date, so long as the Loans or any amounts under any Loan Document shall remain unpaid, any Lender shall have any Commitment, or there shall exist any Letter of Credit Exposure, no Loan Party shall, and shall cause each of its Subsidiaries not to:

Section 6.01 Liens. Create, assume, incur or suffer to exist any Lien on or in respect of any of its property, whether now owned or hereafter acquired, other than the following (“Permitted Liens”):

(a) Liens created pursuant to any Loan Document;

(b) Excepted Liens;

(c) Liens described in Schedule 6.01; provided that such Liens shall secure only those obligations which they secure on Closing Date or the Restatement Effective Date, as applicable, and refinancings, extensions, renewals and replacements thereof not prohibited hereunder;

(d) Liens securing Debt permitted under Section 6.02(f) and obligations relating thereto not constituting Debt; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Debt and the proceeds thereof, and (ii) the Debt secured thereby does not exceed the lesser of the cost or fair market value of the property being acquired or financed on the date of acquisition or financing;

(e) Liens securing Debt permitted under Section 6.02(j) and obligations relating thereto not constituting Debt; provided that such Liens do not extend to any assets of the Parent or any of its Subsidiaries other than the Governmental Fueling Facilities;

(f) Liens on fixed or capital assets acquired, constructed or improved by the Parent or any Subsidiary; provided that (i) such Liens secure only Debt permitted by Section 6.02(l) and obligations relating thereto not constituting Debt and (ii) such Liens shall not apply to any other asset of the Parent or any Subsidiary; provided further that in the event purchase money obligations are owed to any Person with respect to financing of more than one purchase of any fixed or capital assets, such Liens may secure all such purchase money obligations and may apply to all such fixed or capital assets financed by such Person;

(g) Liens securing Debt permitted under Section 6.02(k) or other obligations relating to the payment of insurance premiums; provided that such Liens do not extend to any assets of the Parent or any of its Subsidiaries other than assets of the type customarily subject to such Liens (including rights under the applicable insurance policies);

(h) any Lien existing on any asset prior to the acquisition thereof by the Parent or any Subsidiary or existing on any asset of any Person that becomes a Subsidiary after the Closing Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other asset of the Parent or any Subsidiary, and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and any refinancings, extensions, renewals and replacements thereof that are not prohibited hereunder;

(i) in connection with the sale or transfer of all the Equity Interests in any Subsidiary (other than the Borrower) in a transaction permitted under Section 6.03 or 6.04, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(j) in the case of any Subsidiary that is not a Wholly-Owned Subsidiary, any put and call arrangements related to its Equity Interests set forth in its Organizational Documents or any related joint venture or similar agreement;

(k) Liens solely on any cash earnest money deposits made by the Parent or any Subsidiary in connection with any letter of intent or purchase agreement in respect of any transaction permitted under Section 6.05;

(l) Liens securing obligations in respect of any performance bonds, surety bonds or similar instruments incurred in the ordinary course of business of the Parent and its Subsidiaries; provided that such Liens do not extend to assets of the Parent or any of its Subsidiaries other than assets of the type customarily subject to such Liens;

(m) Liens securing Debt permitted by Section 6.02(g) and obligations relating thereto not constituting Debt; provided that such Liens do not extend to any assets of the Parent or any of its Subsidiaries other than the assets that relate to the applicable Sale and Leaseback Transaction; and

(n) Liens not otherwise permitted hereunder; provided that the aggregate principal amount of the obligations secured by such Liens does not exceed $1,000,000 at any time outstanding.

Section 6.02 Debts. Create, assume or suffer to exist, or in any manner become or be liable in respect of, any Debt, except:

(a) Debt under the Loan Documents;

(b) Debt described in, or incurred under commitments described in, Schedule 6.02, and any Debt refinancing, extending, renewing or replacing any such Debt to the extent (i) the principal amount of such refinancing, extending, renewing or replacing Debt does not exceed the principal amount of such Debt being refinanced, extended, renewed or replaced, (ii) neither the final scheduled maturity nor the weighted average life to maturity of such refinancing, extending, renewing or replacing Debt is shorter than the final scheduled maturity or the remaining weighted average life to maturity of such Debt being refinanced, extended, renewed or replaced and (iii) if such Debt being refinanced, extended, renewed or replaced is subordinated to the obligations of a Loan Party hereunder, such refinancing, extending, renewing or replacing Debt is subordinated to the obligations of such Loan Party hereunder on terms no less favorable to the Lenders in any material respect;

(c) unsecured Debt of any Loan Party owing to any other Loan Party;

(d) unsecured Debt of the Parent or any Subsidiary owing to the Parent or any other Subsidiary; provided that (i) any such Debt of any Loan Party owing to any Subsidiary that is not a Loan Party is subordinated to the obligations of such Loan Party hereunder on terms in form and substance reasonably acceptable to the Administrative Agent, (ii) any such Debt of any Subsidiary that is not a Loan Party owing to a Loan Party is permitted under Section 6.05 and (iii) if any such Debt of any Subsidiary that is not a Loan Party owing to a Loan Party is evidenced by a promissory note, such promissory note shall be pledged to the Collateral Agent for the benefit of the Secured Parties;

(e) Guarantees of the Parent or any Subsidiary in respect of Debt of the Parent or any Wholly-Owned Subsidiary permitted hereunder;

(f) Capital Leases incurred to make Capital Expenditures permitted pursuant to Section 6.15;

(g) Capital Leases incurred in connection with any Sale and Leaseback Transaction permitted by Section 6.13(a)(ii);

(h) the 6.5% Convertible Senior Notes and any Debt refinancing, extending, renewing or replacing any 6.5% Convertible Senior Notes to the extent (i) the principal amount of such Debt does not exceed the principal amount of the 6.5% Convertible Senior Notes being refinanced, extended, renewed or replaced, (ii) such Debt is unsecured, and (iii) neither the final scheduled maturity nor the weighted average life to maturity of such Debt is shorter than ninety one (91) days after the Term Maturity Date or the remaining weighted average life to maturity of the Term Loans, respectively (it being understood and agreed that, for purposes of this clause (h), any such Debt shall, if otherwise meeting the requirements set forth above, be permitted to be created and be in existence, notwithstanding that the proceeds of such Debt shall not be applied to make such refinancing, extension, renewal or replacement of any 6.5% Convertible Senior Notes immediately upon the creation thereof, if (A) the proceeds of such Debt are applied to make such refinancing, extension, renewal or replacement no later than 60 days following the date of the creation thereof and (B) at all times pending such application all the proceeds of such Debt are held in an account of the Borrower with the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement);

(i) Debt in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; provided that the aggregate principal amount of any such Debt that is secured may not exceed $1,000,000 at any time outstanding;

(j) Debt incurred in connection with the construction or development of any Governmental Fueling Facility; provided, however, that (i) the aggregate outstanding principal amount of such Debt does not exceed $20,000,000 at any time during the construction phase of such Governmental Fueling Facility and (ii) upon completion of construction of, and commencement of revenues resulting from, a Governmental Fueling Facility, neither the Parent nor any of its Subsidiaries shall have any liability whatsoever, whether direct or indirect, contingent or otherwise, for such Debt, except to the extent such liability is limited to recourse to such Governmental Fueling Facility;

(k) Debt consisting of the financing of insurance premiums; provided that the final scheduled maturity of such Debt shall not exceed one (1) year after the date of incurrence thereof;

(l) Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any fixed or capital assets, including Capital Leases and any Debt assumed in connection with the acquisition of any such assets; provided that (i) the principal amount of such Debt does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (ii) the aggregate principal amount of Debt permitted under this clause (l) shall not exceed $10,000,000 at any time outstanding;

(m) Debt of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Closing Date, or Debt of any Person that is assumed by any Subsidiary in connection with an acquisition of assets by such Subsidiary in a transaction permitted under Section 6.05; provided that (i) such Debt exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired and (ii) the aggregate principal amount of Debt permitted by this clause (m) shall not exceed $10,000,000 at any time outstanding; and

(n) Debt owed in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds; provided that such Debt shall be repaid in full within five (5) Business Days of the incurrence thereof.

Section 6.03 Merger or Consolidation. Merge consolidate with or into another Person, or dissolve or liquidate, except that, so long as no Default or Event of Default exists or would result therefrom:

(a) (i) any Subsidiary (other than the Borrower) may merge with the Parent or the Borrower, provided that the Parent or the Borrower shall be the continuing or surviving Person, (ii) any Person (other than the Parent or the Borrower) may merge or consolidate with any Subsidiary (other than the Borrower), provided that the continuing or surviving Person is a Subsidiary and, if any party to such merger or consolidation is a Guarantor, is a Guarantor and (iii) any Subsidiary (other than the Borrower) may merge into or consolidate with any Person in a transaction permitted by Section 6.04 in which the continuing or surviving Person is not a Subsidiary; and

(b) the Parent may dissolve or liquidate any Subsidiary (other than a Material Subsidiary); provided that any Asset Disposition of the assets of such dissolved or liquidated Subsidiary is permitted by Section 6.04.

Section 6.04 Asset Dispositions. Make any Asset Disposition, except:

(a) Asset Dispositions of equipment or real property to the extent that (i) such Asset Disposition is in the ordinary course of business and (ii) (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Asset Disposition are reasonably promptly applied to the purchase price of other equipment or real property;

(b) Asset Dispositions by the Parent to any Subsidiary or by any Subsidiary to the Parent or to another Subsidiary; provided that, if the transferor in such Asset Disposition is a Loan Party, the transferee must be a Loan Party or such Asset Disposition must comply with Sections 6.05 and 6.08, as applicable;

(c) Asset Dispositions not otherwise permitted under this Section 6.04; provided that (i) at the time of each such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition, (ii) in the case of any such Asset Disposition, the sum of the highest of (A) the net book value, (B) the market value (if available to the Parent without undue burden or expense) and (C) the purchase price (less any retained Debt) of all the property to be disposed of in such Asset Disposition, or disposed of in any other Asset Disposition made in reliance on this clause (c) in the same fiscal year as such Asset Disposition (in each case measured as of the date of the applicable Asset Disposition), shall not exceed 5% of the Tangible Net Worth as of the end of the fiscal quarter most recently ended prior to the date of such Asset Disposition and (iii) to the extent required pursuant to Section 2.08(c)(v), the Net Proceeds of such Asset Disposition are applied in accordance with such Section;

(d) Investments permitted by Section 6.05 and Restricted Payments permitted by Section 6.06;

(e) grants of licenses, sublicenses, leases and subleases in the ordinary course of business that do not interfere in any material respect with the business of the Parent or any Subsidiary;

(f) sales or discounts of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business or of assets received upon enforcement of any claim against on obligor on an account receivable;

(g) sales of (i) real property (including fixtures and other interests relating thereto and including the sale of the 17th Street Facility) in an aggregate amount not to exceed $40,000,000 and (ii) equipment in an aggregate amount not to exceed $15,000,000, provided that, in each case, the Net Proceeds of each such Asset Disposition are applied in accordance with Section 2.08(c)(v); provided that if any Asset Disposition described in this subsection (g) shall be for consideration of $10,000,000 or more, the Agent shall have received a certificate of a Financial Officer of the Parent to the effect that such Asset Disposition was approved by the Board of Directors of the Parent;

(h) Asset Dispositions by the Parent or any Subsidiary made, directly or indirectly through any Subsidiary, in connection with any Project Specific Co-Development Arrangement; provided that (i) any such Asset Disposition is made solely to obtain the project that is the subject of such Project Specific Co-Development Arrangement or for working capital purposes of such Project Specific Co-Development Arrangement or otherwise to provide equipment or other assets required for the performance of obligations in respect of such Project Specific Co-Development Arrangement and (ii) any such Asset Disposition is made solely during the effectiveness of such Project Specific Co-Development Arrangement (including any warranty period in respect thereof); and

(i) sales of any of the assets identified on page 42 as Schedule 1: POTENTIAL BUSINESS DIVESTITURES to the Lender Presentation dated as of February, 2011; provided that if any Asset Disposition described in this subsection (i) shall be for consideration of $10,000,000 or more, the Agent shall have received a certificate of a Financial Officer of the Parent to the effect that such Asset Disposition was approved by the Board of Directors of the Parent.

Section 6.05 Investments and Acquisitions. Make any Investments or Acquisitions except:

(a) Investments in the form of Cash Equivalents;

(b) Investments of the Parent and its Subsidiaries in Subsidiaries in existence on the Restatement Effective Date and other Investments in existence on the Restatement Effective Date and set forth on Schedule 6.05;

(c) advances to officers, directors and employees of the Parent and its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(d) Investments of a Loan Party in or to another Loan Party;

(e) Investments by the Parent or any Subsidiary in or to the Parent or any other Subsidiary; provided that the aggregate principal amount of Investments made under this clause (e) by the Loan Parties in or to Subsidiaries that are not Loan Parties shall not exceed $35,000,000 at any time outstanding;

(f) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction of accounts receivable or notes receivable that are due by financially troubled account debtors or that are subject to a dispute with the applicable account debtors, in each case to the extent reasonably necessary in order to prevent or limit loss;

(g) Guarantees permitted by Section 6.02 and Guarantees of the Parent or any Subsidiary in respect of obligations (other than obligations constituting Debt) of the Parent or any of its Subsidiaries;

(h) Investments under Hedging Arrangements permitted under Section 6.11;

(i) Acquisitions so long as:

(i) both before and after giving effect to each such Acquisition, no Default or Event of Default exists or would result therefrom;

(ii) as soon as available, but not less than five (5) Business Days prior to the consummation of each such Acquisition, the Parent has provided to the Administrative Agent copies of substantially definitive documentation with respect to such Acquisition;

(iii) the cash consideration (other than Permitted Consideration Payments) paid in connection with all such Acquisitions does not exceed $25,000,000 in the aggregate since the Closing Date; provided that the requirement in this clause (iii) shall not apply with respect to any Acquisition if Liquidity immediately before and immediately after giving effect to any such Acquisition is greater than $150,000,000;

(iv) each such Acquisition shall have been approved by the board of directors, or other equivalent governing body, of the Person acquired or the assets of which have been acquired pursuant thereto;

(v) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such Acquisition, to result in the existence or occurrence of a Material Adverse Effect; and

(vi) with respect to each Acquisition, the Parent shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Parent to the effect that, after giving effect to such Acquisition, the Parent would be in compliance with Sections 6.16, and 6.17 on a pro forma basis (attaching a reasonably detailed calculation in support thereof);

(j) Investments by the Parent or any Subsidiary that result solely from the receipt by the Parent or such Subsidiary from any of its Subsidiaries of a dividend or other Restricted Payment in the form of Equity Interests, evidences of Debt or other securities;

(k) Investments by the Parent or any Subsidiary made, directly or indirectly through any Subsidiary, in connection with any Project Specific Co-Development Arrangement; provided that (i) any such Investment is made solely to obtain the project that is the subject of such Project Specific Co-Development Arrangement or for working capital purposes of such Project Specific Co-Development Arrangement or otherwise to provide equipment or other assets required for the performance of obligations in respect of such Project Specific Co-Development Arrangement (and, in the case of any Investment in the form of a loan, such loan is not made as part of a revolving working capital credit facility) and (ii) any such Investment is made solely during the effectiveness of such Project Specific Co-Development Arrangement (including any warranty period in respect thereof); and

(l) other Investments and other Acquisitions, provided that (i) the aggregate outstanding amount of Investments made in reliance on this clause (m), together with, without duplication, the aggregate amount of consideration paid in connection with all other Acquisitions made in reliance on this clause (l), in each case in any fiscal year shall not exceed $15,000,000 (excluding, for purposes of this clause (i), any such Investment or Acquisition if Liquidity is equal to or greater than $150,000,000 immediately before and immediately after giving effect to such Investment or Acquisition) and (ii) the aggregate amount of Investments made in reliance on this clause (l) outstanding at any time, together, without duplication, with the aggregate amount of consideration paid in connection with all other Acquisitions made in reliance on this clause (l), shall not exceed $100,000,000 at any time outstanding.

Notwithstanding the foregoing, any Investment or Acquisition permitted under Section 6.05(i) or (l) (other than Investments by the Parent or any Subsidiary in or to the Parent or any other Subsidiary) may only be made if (i) Liquidity is equal to or greater than $50,000,000 immediately before and immediately after giving effect to such Investment or Acquisition and (ii) other than in the case of any Investment or Acquisition the consideration for which consists only of Equity Interests of the Parent and the Permitted Consideration Payments, the Total Leverage Ratio, after giving pro forma effect to such Investment or Acquisition, is less than (A) the maximum Total Leverage Ratio then permitted by Section 6.17 minus (B) 0.50.

Section 6.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a) each Subsidiary of the Parent may declare and make Restricted Payments to the Parent, any of its Subsidiaries and, not in excess of its ratable share thereof, any other holder of any Equity Interests of such Subsidiary;

(b) so long as no Default or Event of Default exists or would result therefrom, the Parent may declare and make dividend payments or other distributions payable to the holders of its Equity Interests solely in the common stock or other common Equity Interests of the Parent;

(c) so long as no Default or Event of Default exists or would result therefrom, the Parent may purchase, redeem or otherwise acquire shares of its common stock or other common Equity Interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(d)(i) the Parent and its Subsidiaries may declare and make Restricted Payments, not exceeding $2,500,000 in the aggregate for any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, officers or employees of the Parent and its Subsidiaries; (ii) the Parent may repurchase Equity Interests upon the “cashless exercise” of stock options or warrants or upon the vesting of restricted stock units or performance units, if such Equity Interests represent the exercise price of such options or warrants or represent withholding Taxes due upon such exercise or vesting, and (iii) the Parent may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Parent in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in the Parent;

(e) declare and make a distribution of preferred or common share purchase rights, and redeem or exchange outstanding preferred or common share purchase rights pursuant to any rights agreements approved by the board of directors of the Parent; provided that the consideration for any such redemption or exchange does not exceed in the aggregate $700,000; and

(f) the Parent may declare and make dividend payments or other distributions payable to the holders of its Equity Interests that are directors, officers or employees of the Parent or its Subsidiaries solely in the common stock or other Equity Interests of the Parent pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, officers or employees of the Parent and its Subsidiaries.

Section 6.07 Change in Nature of Business. In the case of any Subsidiary of the Parent, engage in any line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the Restatement Effective Date or any business substantially related or incidental thereto. In the case of the Parent, engage in any business or activity other than (a) the ownership of Equity Interests in the Borrower and its other Subsidiaries, cash and Cash Equivalents and intellectual property rights, (b) maintaining its corporate existence, (c) participating in tax, accounting, pension and other administrative activities as the parent of the consolidated group of companies, (d) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, (e) incurring Debt and Guarantees permitted to be incurred by it under Section 6.02 and other liabilities (including liabilities imposed by Legal Requirements) not prohibited to be incurred by it hereunder, (f) making Restricted Payments, Investments and Acquisitions to the extent permitted by this Agreement, (g) providing indemnification to officers, directors and employees in the ordinary course of business, (h) performing such other obligations, and engaging in such other business or activity, as are required by Legal Requirements or as are reasonably related to the business and activities of its Subsidiaries and (i) activities incidental to the businesses or activities described in clauses (a) through (h) of this Section.

Section 6.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent, whether or not in the ordinary course of business, including, without limitation, any payment by the Parent or any of its Wholly-Owned Subsidiaries of any management, consulting or similar fees to any such Affiliate, whether pursuant to a management agreement or otherwise, other than on terms substantially as favorable or more favorable to the Parent or such Subsidiary as would be obtainable by the Parent or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, other than transactions (a) between or among the Loan Parties, (b) between or among Subsidiaries that are not Loan Parties, (c) between or among the Parent and its Subsidiaries, provided that such transactions are intercompany transactions entered into in the ordinary course of business as part of tax, accounting, pension and other administrative activities, (d) otherwise permitted by this Agreement and (e) pursuant to arrangements existing on the Restatement Effective Date and set forth on Schedule 6.08.

Section 6.09 Agreements Restricting Liens and Distributions. Create or otherwise cause or suffer to exist any prohibition, encumbrance or restriction which prohibits or otherwise restricts the ability of (a) any Subsidiary to make Restricted Payments to any Loan Party, (b) any

Domestic Subsidiary to Guarantee the Debt of any Loan Party or (c) the Parent or any other Loan Party to create, incur, assume or suffer to exist Liens on property of such Person (other than any Excluded Property) to secure the Obligations; provided, however, that (i) the foregoing shall not apply to (A) prohibitions, encumbrances or restrictions imposed by Legal Requirements or by any Loan Document, (B) prohibitions, encumbrances or restrictions imposed by the agreements or documents governing or evidencing the 6.5% Convertible Senior Notes or any agreement or document governing or evidencing any other Debt permitted by Section 6.02(h), and (C) in the case of any Subsidiary that is not a Wholly-Owned Subsidiary of the Parent, prohibitions, encumbrances or restrictions imposed by its Organizational Documents or any related joint venture or similar agreement, provided that such prohibitions, encumbrances or restrictions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, (ii) clauses (a) and (b) of the foregoing shall not apply to (A) customary prohibitions, encumbrances and restrictions contained in agreements relating to the disposition of a Subsidiary, or a business unit, division, product line or line of business, that are applicable solely pending such sale, provided that such prohibitions, encumbrances or restrictions apply only to the Subsidiary, or the business unit, division, product line or line of business, that is to be sold and such disposition is permitted by Section 6.04, (B) prohibitions, encumbrances and restrictions imposed by agreements relating to Debt or other obligations of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted by Section 6.02(m), provided that such restrictions and conditions apply only to such Subsidiary, or (C) prohibitions, encumbrances and restrictions imposed by agreements relating to Debt of Foreign Subsidiaries permitted under Section 6.02, provided that such restrictions and conditions apply only to Foreign Subsidiaries, and (iii) clause (c) of the foregoing shall not apply to (A) prohibitions, encumbrances or restrictions imposed by any agreement relating to secured Debt permitted by Section 6.01(d), 6.01(e), 6.01(f), 6.01(g), 6.01(h), 6.01(l) or 6.01(m), provided that such prohibitions, encumbrances or restrictions apply only to the assets securing such Debt, or (B) customary provisions in licenses, leases and other agreements restricting the assignment thereof or encumbrance of any rights or interests thereunder.

Section 6.10 Limitation on Accounting Changes or Changes in Fiscal Periods. Permit (a) any change in any of its accounting policies affecting the presentation of financial statements or reporting practices, except as required or permitted by GAAP, or (b) the fiscal year of the Parent or any of its Subsidiaries to end on a day other than December 31 or change the Parent’s method of determining fiscal quarters.

Section 6.11 Limitation on Speculative Hedging. (a) Purchase, assume, or hold a speculative position in any commodities market or futures market or enter into any Hedging Arrangement for speculative purposes or taking a “market view” or (b) be party to or otherwise enter into any Hedging Arrangement that is entered into for reasons other than as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to the Parent’s or its Subsidiaries’ operations.

Section 6.12 Use of Proceeds. Use the proceeds of the Term Loans, Revolving Advances and Letters of Credit for purposes other than as specified in Section 4.25. Use any part of the proceeds of Loans or Letters of Credit for any purpose which violates, or is inconsistent with, Regulations T, U, or X.

Section 6.13 Sale and Leaseback Transactions and Synthetic Leases. Enter into or suffer to exist (a) any Sale and Leaseback Transaction, other than (i) any Sale and Leaseback Transaction entered into by any Person prior to the time such Person becomes a Subsidiary, provided that such Sale and Leaseback Transaction was not entered in contemplation of or in connection with such Person becoming a Subsidiary, and (ii) any Sale and Leaseback Transaction to the extent the sale, transfer or other disposition of the property thereunder is permitted under Section 6.04, or (b) any Synthetic Lease.

Section 6.14 6.5% Convertible Senior Notes.

(a) Make any optional, mandatory or scheduled payments on account of principal or interest (whether such payment is in form of redemption, purchase, retirement, defeasance, set-off or otherwise) in respect of the 6.5% Convertible Senior Notes or any other Debt permitted by Section 6.02(h), other than (i) scheduled or other mandatory principal payments (including repurchases upon exercise by any holder thereof of its right to require the Parent to repurchase any Senior Convertible Notes or any such other Debt), (ii) scheduled or other mandatory interest or premium payments, (iii) refinancings, extensions, renewals or replacements thereof to the extent permitted under Section 6.02, (iv) payments made solely with Equity Interests in the Parent, (v) cash payments made with respect to fractional shares or as a part of a separately negotiated inducement to the holders of 6.5% Convertible Senior Notes in connection with any conversion thereof in accordance with the terms of the indenture related thereto, and (vi) optional prepayments or redemptions of the 6.5% Convertible Senior Notes after the Restatement Effective Date, so long as no Event of Default shall have occurred and be continuing before and after giving effect to such prepayment or redemption, and such optional prepayment or redemption does not exceed 101% of the face value of the outstanding 6.5% Convertible Senior Notes so prepaid or redeemed.

(b) Permit any supplement, amendment or other modification after the Restatement Effective Date of any indenture, instrument or agreement pursuant to which any 6.5% Convertible Senior Notes if such waiver, supplement, modification or amendment would (i) increase the maximum principal amount of such 6.5% Convertible Senior Notes or the ordinary interest rate or the default interest rate on such 6.5% Convertible Senior Notes, (ii) accelerate the dates upon which payments of principal or interest are due on any 6.5% Convertible Senior Notes, (iii) change any event of default or add any covenant with respect to the 6.5% Convertible Senior Notes, (iv) change the payment, redemption or prepayment provisions of the 6.5% Convertible Senior Notes or (v) change or amend any other term in a manner that materially increases the obligations of the obligors thereunder or confers additional material rights on the holder of such 6.5% Convertible Senior Notes and that, in each case, is materially adverse to the interests of the Lenders.

Section 6.15 Maximum Capital Expenditures. Permit Capital Expenditures for any fiscal year to be greater than the higher of (a) $70,000,000 in the aggregate or (b) 25% of Consolidated EBITDA.

Section 6.16 Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2012, to be less than the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter	Minimum Interest Coverage Ratio
Fiscal quarter ending September 30, 2012	2.25 to 1.00
Fiscal quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013	2.75 to 1.00
Fiscal quarters ending December 31, 2013 and thereafter	3.00 to 1.00

Section 6.17 Maximum Total Leverage Ratio. Permit the Total Leverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2012, to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter	Maximum Total Leverage Ratio
Fiscal quarter ending September 30, 2012	5.50 to 1.00
Fiscal quarter ending December 31, 2012	4.00 to 1.00
Fiscal quarter ending March 31, 2013	3.25 to 1.00
Fiscal quarter ending June 30, 2013	3.00 to 1.00
Fiscal quarters ending September 30, 2013 and thereafter	2.75 to 1.00

Section 6.18 Amendment of Organizational Documents. Permit any supplement, amendment or other modification of any Organizational Document of the Borrower or any other Subsidiary in a manner that is materially adverse to the interests of the Lenders.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under any Loan Document:

(a) Payment. The Borrower shall fail to pay (i) any principal of any Loan or reimburse any LC Disbursement when the same becomes due and payable, including, without limitation, any mandatory prepayment required by Section 2.08, or (ii) any interest on the Loans, any fees, reimbursements, indemnifications, or other amounts payable under this Agreement or any other Loan Document within three (3) days after the same becomes due and payable;

(b) Representation and Warranties. Any representation or warranty made or deemed to be made by the Borrower or any other Loan Party (or any of their respective officers) in this Agreement, in any other Loan Document, or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed to be made; provided that to the extent that any representation or warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty shall prove to be incorrect in any respect when made or deemed to be made;

(c) Covenant Breaches. Any Loan Party shall (i) fail to perform or observe any covenant contained in Sections 5.01 (with respect to the existence of the Borrower or Parent), 5.04(a), 5.06(a) and (b), 5.07(a), (e), and (g), 5.09(b) and 5.10 and Article VI of this Agreement or (ii) fail to perform or observe any other term or covenant set forth in this Agreement or in any other Loan Document which is not covered by clause (i) above or any other provision of this Section 7.01 if such failure shall remain unremedied for 30 days;

(d) Cross-Default. (i) The Parent or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt when the same becomes due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), provided that the aggregate principal amount of all such Debt (other than any Debt created hereunder) is at least $15,000,000 (or the equivalent in any other currency), (ii) the Parent or any of its Subsidiaries shall fail to comply with any of its covenants or agreements under any agreement or instrument relating to any of its Debt and such failure enables or permits the holder or holders of such Debt, or any trustee or agent on its or their behalf, without the lapse of any further grace periods (any applicable grace periods having expired), to cause such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that the aggregate principal amount of all such Debt (other than any Debt created hereunder) is at least $15,000,000 (or the equivalent in any other currency) and (iii) any Debt of the Parent or any of its Subsidiaries shall be declared to be due and payable prior to the stated maturity thereof, provided that (A) the aggregate principal amount of all such Debt (other than any Debt created hereunder) is at least $15,000,000 (or the equivalent in any other currency) and (B) this clause (iii) shall not apply to (x) secured Debt that becomes due as a result of the voluntary sale or transfer of the assets securing such Debt, or the occurrence of any other event or condition (other than an “event of default”, however denominated) that requires a prepayment, repurchase, redemption or defeasance of any Debt pursuant to the terms of the agreements and instruments relating to such Debt as in effect prior to the occurrence of such event or condition, or (y) any Debt becoming due as a result of a refinancing, extension, renewal or replacement thereof permitted under Section 6.02;

(e) Insolvency. Any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally; commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness which it would not otherwise be able to pay as it falls due or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it as a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against such Person, either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or such Person shall take any action to authorize any of the actions set forth above in this paragraph (e) or any analogous procedure or step is taken in any jurisdiction;

(f) Judgments. Any judgment shall be rendered against any Loan Party or any of its Subsidiaries and (A) the amount thereof (to the extent not covered by third-party insurance under which claim has been made in writing and liability therefor has not been denied by the insurer) is in excess of $10,000,000 (or the equivalent in any other currency) and (B) either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment by reason of a pending appeal or otherwise, shall not be in effect;

(g) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of a Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000, or (ii) the Parent or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000;

(h) Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the obligations of the Loan Parties hereunder, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document after execution and delivery thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document in violation of the terms thereof, or purports to revoke, terminate or rescind any Loan Document;

(i) Security Documents. At any time after the Closing Date, the Collateral Agent shall fail to have an Acceptable Security Interest in any material Collateral except as a result of (i) a sale, transfer or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) the Collateral Agent’s failure to maintain possession of any stock certificate, promissory note or other instrument delivered to it under the Security Documents; or

(j) Change in Control. A Change of Control shall occur.

Section 7.02 Optional Acceleration of Maturity. If any Event of Default (other than an Event of Default pursuant to Section 7.01(e)) shall have occurred and be continuing, then, and in any such event:

(a) the Administrative Agent (i) shall at the request, or may, with the consent, of the Majority Revolving Lenders, by notice to the Borrower, declare the Revolving Commitments and the obligation of each Revolving Lender and each Issuing Bank to make extensions of credit hereunder, including making Loans and issuing Letters of Credit, to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may, with the consent, of the Majority Lenders, by notice to the Borrower, declare all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower;

(b) the Borrower shall, on demand of the Administrative Agent at the request or with the consent of the Majority Revolving Lenders, Cash Collateralize the Letters of Credit in accordance with Section 7.07; and

(c) the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders proceed to enforce its rights and remedies under the Security Documents, this Agreement, and any other Loan Document for the ratable benefit of the Lenders by appropriate proceedings.

Section 7.03 Automatic Acceleration of Maturity. If any Event of Default pursuant to Section 7.01(e) shall occur:

(a) (i) the Commitments and the obligation of each Lender and each Issuing Bank to make extensions of credit hereunder, including making Loans and issuing Letters of Credit, shall terminate, and (ii) all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement and the other Loan Documents shall become and be forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower;

(b) the Borrower shall Cash Collateralize the Letters of Credit in accordance with Section 7.07; and

(c) the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders proceed to enforce its rights and remedies under the Security Documents, this Agreement, and any other Loan Document for the ratable benefit of the Lenders by appropriate proceedings.

Section 7.04 Non-exclusivity of Remedies. No remedy conferred upon the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise.

Section 7.05 Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Legal Requirements, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank and then due and payable, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. In the event that any Defaulting Lender shall exercise any right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 7.05 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and each Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 7.06 Application of Proceeds. From and during the continuance of any Event of Default, any monies or property actually received by the Administrative Agent or the Collateral Agent pursuant to this Agreement or any other Loan Document, the exercise of any rights or remedies under any Security Document or any other agreement with any Loan Party which secures any of the Obligations, shall be applied in the following order:

(a) First, to payment of the reasonable expenses, liabilities, losses, costs, duties, fees, charges or other moneys whatsoever (together with interest payable thereon) as may have been paid or incurred in, about or incidental to any sale or other realization of Collateral, including reasonable compensation to the Agents and their agents and counsel, and of any other unreimbursed reasonable expenses and indemnities, in each case for which the Administrative Agent, the Collateral Agent or any Secured Party is to be reimbursed pursuant to this Agreement or any other Loan Document and that are then due and payable;

(b) Second, to the ratable payment of accrued but unpaid fees, commitment fees, and fronting fees owing to the Issuing Banks and the Lenders in respect of the Loans and Letters of Credit under this Agreement;

(c) Third, to the ratable payment of accrued but unpaid interest on the Revolving Advances, the Term Loans and any unpaid Reimbursement Obligations and letter of credit fees then due and payable under this Agreement;

(d) Fourth, to the ratable payment of all outstanding principal of the Revolving Advances, the Term Loans, Reimbursement Obligations and according to the unpaid termination amounts thereof, to the payment of all obligations of the Parent or its Subsidiaries owing to any Hedging Counterparty under any Hedging Arrangement, if any, then due and payable;

(e) Fifth, to the ratable payment of all obligations to Cash Collateralize the Letter of Credit Exposure in accordance with Section 7.07;

(f) Sixth, ratably, according to the then unpaid amounts thereof, without preference or priority of any kind among them, to the ratable payment of all other Obligations then due and payable which relate to Revolving Advances, Term Loans and Letters of Credit and which are owing to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders;

(g) Seventh, to the ratable payment of any other outstanding Obligations then due and payable; and

(h) Eighth, any excess after payment in full of all Obligations shall be paid to the Borrower or any other Loan Party as appropriate or to such other Person who may be lawfully entitled to receive such excess.

Notwithstanding the foregoing, Obligations arising under Hedging Arrangements with Hedge Counterparties shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Counterparty, as the case may be.

Section 7.07 Letters of Credit. If any Event of Default shall occur and be continuing, on the Business Day on which the Borrower receives notice from the Collateral Agent demanding the deposit of cash collateral pursuant to this Section 7.07, the Borrower agrees to deposit into the LC Cash Collateral Account, an amount in Dollars in cash equal to 105% of the Letter of Credit Exposure; provided that the obligation to deposit such amount will become effective immediately, and such deposit will become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default pursuant to Section 7.01(e). Each such deposit pursuant to this Section 7.07 shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of the Borrower with respect to Letters of Credit under Section 2.03. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Moneys in such account shall be applied by the Collateral Agent to reimburse the applicable Issuing Bank for LC Disbursements made by it with respect to Letters of Credit for which the applicable Issuing Bank has not been reimbursed pursuant to Section 2.03 and, to the extent not so applied, shall be held to satisfy drawings under Letters of Credit as they occur. If the Borrower is required to deposit an amount in the LC Cash Collateral Account as a result of the occurrence of an Event of Default (and the Acceleration Date shall not have occurred), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days of its request; provided that all Events of Default have been cured or waived. If at any time either (x) the amount of cash held in the LC Cash Collateral Account exceeds 105% of the Letter of Credit Exposure or (y) any cash remains on deposit in the LC Cash Collateral Account after all Letters of Credit have either been fully drawn or expired, then such excess or remaining amount shall be (A) if the Acceleration Date shall have occurred or Event of Default shall be continuing, applied to the other Obligations, if any, in the order set forth in Section 7.06 above and (B) otherwise, returned to the Borrower.

ARTICLE VIII

THE GUARANTY

Section 8.01 Liabilities Guaranteed. Each Guarantor hereby, joint and severally, irrevocably and unconditionally guarantees the prompt payment at maturity of the Obligations.

Section 8.02 Nature of Guaranty. This guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Guarantor. This guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to the Obligations arising or created after any attempted revocation by such Guarantor and shall remain in full force and effect until the Obligations (other than contingent obligations) are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. The Borrower and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations, and the Lenders may waive any Default or Events of Default without notice to any Guarantor and in such event each Guarantor will remain fully bound hereunder on the Obligations. This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned by any of the Lenders upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. This guaranty may be enforced by the Administrative Agent, the Lenders and any subsequent holder of any of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. Each Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, and also notice of acceptance of this guaranty, acceptance on the part of the Lenders being conclusively presumed by the Lenders’ request for this guaranty and the Guarantors’ being party to this Agreement.

Section 8.03 Agent’s Rights. Each Guarantor authorizes the Agents, without notice or demand and without affecting any Guarantor’s liability hereunder, to take and hold security for the payment of its obligations under this Article VIII and/or the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Agents in their discretion may determine, and to obtain a guaranty of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

Section 8.04 Guarantor’s Waivers.

(a) General. Each Guarantor waives any right to require any of the Lenders to (i) proceed against the Borrower or any other Person liable on the Obligations, (ii) enforce any of their rights against any other guarantor of the Obligations, (iii) proceed or enforce any of their rights against or exhaust any security given to secure the Obligations, (iv) have the Borrower joined with any Guarantor in any suit arising out of this Article VIII and/or the Obligations, or (v) pursue any other remedy in the Lenders’ powers whatsoever. It is agreed between the

Guarantors and the Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for this Guaranty and such waivers, the Lenders would not extend or continue to extend credit under this Agreement. The Lenders shall not be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. Each Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether the Borrower or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of the Lenders under any of the Loan Documents shall be in the sole and absolute discretion of the Administrative Agent, and no delay by the Administrative Agent in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to any Guarantor’s liability under this Article VIII.

(b) In addition to the waivers contained in Section 8.04(a), the Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their obligations under, or the enforcement by any Agent or the Lenders of, this guaranty. The Guarantors hereby waive diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Obligations, notice of adverse change in the Borrower’s financial condition or any other fact which might materially increase the risk to the Guarantors) with respect to any of the Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Article VIII. The Guarantors, jointly and severally, represent, warrant and agree that, as of the date of this guaranty, their obligations under this guaranty are not subject to any offsets or defenses of any kind against any Agent, the Lenders, the Borrower or any other Person that executes a Loan Document. The Guarantors further jointly and severally agree that their obligations under this guaranty shall not be subject to any counterclaims, offsets or defenses of any kind which may arise in the future against any Agent, the Lenders, the Borrower or any other Person that executes a Loan Document.

(c) Subrogation. Until the Obligations have been paid in full, each Guarantor waives all rights of subrogation or reimbursement against the Borrower, whether arising by contract or operation of law (including, without limitation, any such right arising under any federal, state or other applicable Debtor Relief Laws) and waives any right to enforce any remedy which the Lenders now have or may hereafter have against the Borrower, and waives any benefit or any right to participate in any security now or hereafter held by any Agent or any Lender.

Section 8.05 Maturity of Obligations, Payment. Each Guarantor agrees that if the maturity of any of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Article VIII without demand or notice to any Guarantor. Each Guarantor will, forthwith upon notice from the Administrative Agent, jointly and severally pay to the Administrative Agent the amount due and unpaid by the Borrower and guaranteed hereby. The failure of the Administrative Agent to give this notice shall not in any way release any Guarantor hereunder.

Section 8.06 Agent’s Expenses. If any Guarantor fails to pay the Obligations after notice from the Administrative Agent of the Borrower’s failure to pay any Obligations at maturity, and if the Administrative Agent obtains the services of an attorney for collection of amounts owing by any Guarantor hereunder, or obtaining advice of counsel in respect of any of their rights under this Article VIII, or if suit is filed to enforce this Article VIII, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by any Guarantor hereunder, or if any amount owing by any Guarantor hereunder is collected through such proceedings, each Guarantor jointly and severally agrees to pay to the Administrative Agent the Administrative Agent’s reasonable attorneys’ fees.

Section 8.07 Liability. It is expressly agreed that the liability of each Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.

Section 8.08 Events and Circumstances Not Reducing or Discharging any Guarantor’s Obligations. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that each Guarantor’s obligations under this Article VIII shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which each Guarantor might otherwise have as a result of or in connection with any of the following:

(a) Modifications, Etc. Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Obligations, or this Agreement or any instrument executed in connection therewith, or any contract or understanding between the Borrower and any of the Lenders, or any other Person, pertaining to the Obligations, or the waiver or consent by any Agent or the Lenders with respect to any of the provisions hereof or thereof, or any modification or termination of the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors against any Guarantor or the Borrower are subordinated to the claims of the Lenders or pursuant to which the Obligations are subordinated to claims of other creditors;

(b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by any of the Lenders to the Borrower or any Guarantor or any Person liable on the Obligations;

(c) Condition of the Borrower or any Guarantor. The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of the Borrower or any other Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any dissolution of the Borrower or any other Guarantor, or any sale, lease or transfer of any or all of the assets of the Borrower or any other Guarantor, or any changes in the shareholders, partners, or members of the Borrower or any other Guarantor; or any reorganization of the Borrower or any other Guarantor;

(d) Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the

Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Obligations acted in excess of their authority, the Obligations violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Borrower, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations) is illegal, uncollectible, legally impossible or unenforceable, or this Agreement or other documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic;

(e) Release of Obligors. Any full or partial release of the liability of the Borrower on the Obligations or any part thereof, of any co-Guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, Guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by any Guarantor that such Guarantor may be required to pay the Obligations in full without assistance or support of any other Person, and no Guarantor has been induced to enter into this Article VIII on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Obligations, or the Lenders will look to other parties to perform the Obligations;

(f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

(g) Release of Collateral etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

(h) Care and Diligence. The failure of the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(i) Status of Liens. The fact that any collateral, security, security interest or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or Lien, it being recognized and agreed by each Guarantor that no Guarantor is entering into this Article VIII in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations;

(j) Payments Rescinded. Any payment by the Borrower to the Lenders is held to constitute a preference under any Debtor Relief Law, or for any reason the Lenders are required to refund such payment or pay such amount to the Borrower or someone else; or

(k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to this Agreement, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that each Guarantor shall be obligated to joint and severally pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

Section 8.09 Subordination of All Guarantor Claims.

(a) As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of the Parent or any Subsidiary of the Parent to any Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Parent or such Subsidiary thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of any Guarantor against the Parent or any Subsidiary of the Parent arising as a result of subrogation or otherwise as a result of such Guarantor’s payment of all or a portion of the Obligations.

(b) The Borrower and each Guarantor hereby (i) authorizes the Administrative Agent and the Lenders to demand specific performance of the terms of this Section 8.09, whether or not the Borrower or any Guarantor shall have complied with any of the provisions hereof applicable to it, at any time when it shall have failed to comply with any provisions of this Section 8.09 which are applicable to it and (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(c) Upon any distribution of assets of any Loan Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

(i) The Lenders shall first be entitled to receive payment in full in cash of the Obligations before any Guarantor is entitled to receive any payment on account of the Guarantor Claims.

(ii) Any payment or distribution of assets of any Loan Party of any kind or character, whether in cash, property or securities, to which the Parent or any Guarantor would be entitled except for the provisions of this Section 8.09(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the Lenders, to the extent necessary to make payment in full of all Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to the Lenders.

(d) No right of the Lenders or any other present or future holders of any Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Loan Party or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Borrower or any Guarantor with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

Section 8.10 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving the Parent or any Subsidiary of the Parent, as debtor, the Lenders shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Administrative Agent, for the benefit of the Lenders. Should the Administrative Agent or any Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between the Parent or any Subsidiary of the Parent and any Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations, such Guarantor shall become subrogated to the rights of the Lenders to the extent that such payments to the Lenders on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Administrative Agent or a Lender had not received dividends or payments upon the Guarantor Claims.

Section 8.11 Payments Held in Trust. In the event that notwithstanding Sections 8.09 and 8.10 above, any Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, such Guarantor agrees to hold in trust for the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, and each Guarantor covenants promptly to pay the same to the Administrative Agent.

Section 8.12 Benefit of Guaranty. The provisions of this Article VIII are for the benefit of the Lenders, their successors, and their permitted transferees, endorsees and assigns. In the event all or any part of the Obligations are transferred, endorsed or assigned by the Lenders, as the case may be, to any Person or Persons in accordance with the terms of this Agreement, any reference to the “Lenders” herein, as the case may be, shall be deemed to refer equally to such Person or Persons.

Section 8.13 Reinstatement. This Article VIII shall remain in full force and effect and continue to be effective in the event any petition is filed by or against the Borrower or any other Loan Party for liquidation or reorganization, in the event that any of them becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver, trustee or similar Person is appointed for all or any significant part of any of their assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Legal Requirements, rescinded or reduced in amount, or must otherwise be restored or returned by the Lenders, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 8.14 Liens Subordinate. Each Guarantor agrees that any Liens, security interests, judgment liens, charges or other encumbrances upon the Parent’s or any Subsidiary of the Parent’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens, security interests, judgment liens, charges or other encumbrances upon the Parent’s or any Subsidiary of the Parent’s assets securing payment of the Obligations, regardless of whether such encumbrances in favor of any Guarantor, the Administrative Agent or the Lenders presently exist or are hereafter created or attach.

Section 8.15 Guarantor’s Enforcement Rights. Without the prior written consent of the Lenders, no Guarantor shall (a) exercise or enforce any creditor’s right it may have against the Parent or any Subsidiary of the Parent, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of the Parent or any Subsidiary of the Parent held by such Guarantor.

Section 8.16 Limitation. It is the intention of the Guarantors and each Secured Party that the amount of the Obligations guaranteed by each Guarantor shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and similar Legal Requirement applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Article VIII or in any other agreement or instrument executed in connection with the payment of any of the Obligations guaranteed hereby, the amount of the Obligations guaranteed by any Guarantor under this Article VIII shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other Legal Requirement.

Section 8.17 Contribution Rights.

(a) To the extent that any payment is made under this guaranty (a “Guarantor Payment”), by a Guarantor, which Guarantor Payment, taking into account all other Guarantor Payments then previously or concurrently made by all other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s Allocable Amount (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following the date on which the Obligations shall be paid and satisfied in full and each Guarantor shall have performed all of its obligations hereunder, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c) This Section 8.17 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 8.17 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

(d) The rights of the parties under this Section 8.17 shall be exercisable upon the date the Obligations shall be paid and satisfied in full and each Guarantor shall have performed all of its obligations hereunder.

(e) The parties hereto acknowledge that the right of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

Section 8.18 Release of Guarantors. Upon the sale or disposition of any Guarantor pursuant to the terms of this Agreement to any Person other than the Borrower or any other Guarantor, the Administrative Agent shall, at the Borrower’ expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably require and take any other actions reasonably required to evidence or effect the release of such Guarantor from this Agreement and the other Loan Documents.

ARTICLE IX

THE AGENTS AND THE ISSUING BANK

Section 9.01 Appointment and Authority. Each of the Lenders and each Issuing Bank hereby irrevocably appoints Crédit Agricole CIB to act on its behalf as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (other than Sections 9.06 and 9.09(b)) are solely for the benefit of the Agents, the Lenders and the Issuing Banks, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. Each of the Secured Parties hereby acknowledges and confirms their agreement that the Collateral Agent is subject to certain Security Documents as trustee for and on behalf of the Lenders or the terms of the declaration of trust and other terms and conditions set forth in the applicable Security Documents.

Section 9.02 Rights as a Lender. The Person serving as an Agent or an Issuing Bank hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent or an Issuing Bank and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent or an Issuing Bank hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent or an Issuing Bank hereunder and without any duty to account therefor to the Lenders.

Section 9.03 Exculpatory Provisions. None of the Agents or any Issuing Bank shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, none of the Agents or any Issuing Bank:

(a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent or Issuing Bank is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that such Agent or Issuing Bank shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent or Issuing Bank to liability or that is contrary to any Loan Document or Legal Requirement; and

(c) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Agent, Issuing Bank or any of their respective Affiliates in any capacity.

None of the Agents or any Issuing Bank shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent or Issuing Bank shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01) or (ii) in the absence of its own gross negligence or willful misconduct. None of the Agents or any Issuing Bank shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent or Issuing Bank by the Borrower, a Guarantor, a Lender or any other Issuing Bank.

None of the Agents or any Issuing Bank shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent or Issuing Bank or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to such Agent or Issuing Bank.

Section 9.04 Reliance by the Agents and the Issuing Banks. Each of the Agents and the Issuing Banks shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Agents and the Issuing Banks also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. Either Agent or the applicable Issuing Bank may consult with legal counsel (who may be counsel for a Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 9.05 Delegation of Duties. Each of the Agents may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each of the Agents and any of their respective sub-agents may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

Section 9.06 Resignation of an Agent or the Issuing Bank.

(a) An Agent may resign at any time by giving prior written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or Collateral Agent or, if no successor Administrative Agent or Collateral Agent has been appointed, forty-five (45) days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Majority Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent or Collateral Agent. If no successor Administrative Agent or Collateral Agent shall have been so appointed by the Majority Lenders within thirty (30) days after the resigning Agent’s giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Majority Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Majority Lenders until such successor Administrative Agent shall have been appointed as provided herein. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment or, in the case of a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Security Documents, and such other instruments or notices, as may be necessary or desirable, or as the Majority Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents. Any such successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof having combined capital and retained earnings of at least $100,000,000 (or the equivalent in any other currency) unless such requirement is waived by the Majority Lenders. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Administrative Agent or Collateral Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Credit Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article IX shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents. The parties hereto acknowledge and agree that, for purposes of any Security Document expressed to be governed by the laws of the Netherlands, any resignation by the Collateral Agent shall not be effective until its rights under the Parallel Debt (as defined in Section 9.09 hereof) are assigned to the successor Collateral Agent.

(b) Subject to the terms of this paragraph, Credit Agricole CIB may resign at any time from its capacity as an Issuing Bank hereunder. In connection with such resignation, Credit Agricole CIB shall give notice of its intent to resign to the Borrower. The requested resignation shall become effective on the date specified therefor in such notice (which shall be at least five (5) Business Days after the date of such notice); provided that no such resignation shall become effective until and unless (i) another Person shall have been designated as an Issuing Bank hereunder by the Borrower, and shall have accepted such designation and appointment, pursuant to Section 2.03(l) and (ii) if the acceptance of such designation and appointment shall have occurred more than 360 days prior to the date of such notice, the Borrower shall have provided its prior written consent to such resignation (such consent not to be unreasonably withheld or delayed). Upon the effectiveness of the resignation of Credit Agricole CIB from its capacity as an Issuing Bank, Credit Agricole CIB shall be discharged from its duties and obligations hereunder to issue any Letter of Credit, or to increase or extend the expiration of any Letter of Credit theretofore issued by it, but shall otherwise remain subject to its duties and obligations hereunder, and shall have all the rights of an Issuing Bank, with respect to any Letter of Credit theretofore issued by it. Notwithstanding the effectiveness of the resignation of Credit Agricole CIB from its capacity as an Issuing Bank hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Issuing Bank hereunder and under the other Loan Documents.

Section 9.07 Non-Reliance on Administrative Agent and Other Lenders; Certain Acknowledgments.

(a) Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. In this regard, each party hereto acknowledges that Bracewell & Giuliani LLP is acting in this transaction as special counsel to the Administrative Agent only. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

(b) Each Lender shall be deemed (i) by delivering its signature page to this Agreement and making any Loan on the Effective Date to have consented to, approved or accepted each Loan Document and each other document or other matter referred to in Section 3.01 or 3.02 required to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, the Arrangers or the Lenders and to have been satisfied with the satisfaction of all other conditions precedent required to be satisfied under Section 3.01 or 3.02 and (b) by making any Revolving Advance after the Effective Date to have been satisfied with the satisfaction of the conditions precedent required to be satisfied in connection therewith under Section 3.02.

Section 9.08 Indemnification. The Lenders severally agree to indemnify upon demand the Administrative Agent, the Collateral Agent, the Issuing Banks and each Related Party of any of the foregoing (to the extent not reimbursed by the Loan Parties), according to their respective ratable shares, and hold harmless such Indemnitee from and against any and all Indemnified Liabilities in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of any Related Party; provided, however, that no Lender shall be liable for (a) the payment to any Indemnitee for any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s own gross negligence or willful misconduct and (b) claims made or legal proceedings commenced against such Indemnitee by any security holder or creditor thereof arising out of and based on rights afforded any such security holder or creditor solely in its capacity as such; provided further, however, that no action taken in accordance with the directions of the Majority Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, the Collateral Agent, and the Issuing Banks promptly upon demand for its ratable share of any out-of-pocket expenses (including all fees, expenses and disbursements of any law firm or other external counsel) incurred by the Administrative Agent, the Collateral Agent, or the Issuing Banks in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document, to the extent that the Administrative Agent, the Collateral Agent, or any Issuing Bank is not reimbursed for such by the Loan Parties. The undertaking in this Section shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Administrative Agent or the Collateral Agent.

Section 9.09 Collateral and Guaranty Matters.

(a) Each Lender (as a Lender and in its capacity as a potential Hedge Counterparty) and each other Secured Party (by their acceptance of the benefits of any Lien encumbering Collateral) acknowledges and agrees that the Collateral Agent has entered into the Security Documents on behalf of itself and the Secured Parties, and the Secured Parties hereby agree to be bound by the terms of such Security Documents, acknowledge receipt of copies of such Security Documents and consent to the rights, powers, remedies, indemnities and exculpations given to the Collateral Agent thereunder; provided, that with respect to any Security Document expressed to be governed by the laws of the Netherlands the Collateral Agent enters into such Security Document in its own name and on behalf of itself and not as agent, but for the benefit of the Secured Parties as further expressed therein. All rights, powers and remedies available to the Collateral Agent and the Secured Parties with respect to the Collateral, or otherwise pursuant to the Security Documents, shall be subject to the provisions of such Security Documents. Without prejudice to the provisions of this Agreement and the other Loan Documents, the parties hereto acknowledge and agree with the creation of parallel debt obligations as will be described in any Security Document expressed to be governed by the laws of the Netherlands (the “Parallel Debt”), including that any payment irrevocably received by the Collateral Agent in respect of the Parallel Debt will be deemed a satisfaction of a pro rata portion of the corresponding amounts of the Obligations, and any payment to the Secured Parties in satisfaction of the Obligations shall be deemed as satisfaction of the corresponding amount of the Parallel Debt.

(b) Each Lender (as a Lender and in its capacity as a potential Hedge Counterparty) and each other Secured Party (by their acceptance of the benefits of any Lien encumbering Collateral) hereby authorizes the Collateral Agent, at its option and in its discretion, without the necessity of any notice to or further consent from the Secured Parties:

(i) to release any Lien on any property granted to or held by the Collateral Agent under any Security Document (i) as provided in Section 10.15 or any Security Document or (ii) subject to Section 10.01, if approved, authorized or ratified in writing by the Majority Lenders;

(ii) to take any actions with respect to any Collateral or Security Documents which may be necessary to perfect and maintain Acceptable Security Interests in and Liens upon the Collateral granted pursuant to the Security Documents;

(iii) to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable Legal Requirements; and

(iv) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.01(d) or 6.01(f).

(c) Upon the request of the Collateral Agent at any time, the Secured Parties will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 9.09.

(d) Each Loan Party hereby irrevocably appoints the Collateral Agent as such Loan Party’s attorney-in-fact, with full authority to, after the occurrence and during the continuance of an Event of Default, act for such Loan Party and in the name of such Loan Party to, in the Collateral Agent’s discretion upon the occurrence and during the continuance of an Event of Default, (i) file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Loan Party where permitted by law, (ii) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper which are part of the Collateral, (iii) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral and (v) if any Loan Party fails to perform any covenant contained in this Agreement or the other Security Documents relating to the Collateral after the expiration of any applicable grace periods, the Collateral Agent may itself perform, or cause performance of, such covenant, and such Loan Party shall pay for the expenses of the Collateral Agent incurred in connection therewith in accordance with Section 10.04. The power of attorney granted hereby is coupled with an interest and is irrevocable.

(e) The powers conferred on the Collateral Agent under this Agreement and the other Security Documents are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond the safe custody thereof, the Collateral Agent and each Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. None of the Administrative Agent, the Collateral Agent, any Lender or any other Secured Party shall be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee, broker or other agent or bailee selected by Borrower or selected by the Administrative Agent or the Collateral Agent in good faith.

Section 9.10 No Other Duties, Etc. Anything herein to the contrary notwithstanding, the Arrangers, the Syndication Agent, the Co-Documentation Agents and the Bookrunners listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Lender or an Issuing Bank.

Section 9.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.06 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.06 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank or in any such proceeding.

ARTICLE X

MISCELLANEOUS

Section 10.01 Amendments, Etc. Any amendment or waiver of any provision of this Agreement or any other Loan Document, and any consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective if the same shall be in writing and signed by the Majority Lenders and the Borrower (or by the Administrative Agent (with the prior written consent of the Majority Lenders) and the Borrower), provided that such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided further that (x) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing signed by the Administrative Agent and the Borrower to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Majority Lenders stating that the Majority Lenders object to such amendment, and (y) no amendment, waiver or consent shall:

(a) waive any condition set forth in Section 3.02 without the written consent of the Majority Revolving Lenders (it being understood and agreed that any amendment or waiver of, or any consent with respect to, any provision of this Agreement (other than any waiver expressly relating to Section 3.02) or any other Loan Document, including any amendment of any affirmative or negative covenant set forth herein or in any other Loan Document or any waiver of a Default or an Event of Default, shall not be deemed to be a waiver of any condition set forth in Section 3.02);

(b) extend the scheduled date of termination of or increase the stated amount of any Commitment of any Lender (or reinstate any Commitment of any Lender terminated pursuant to the terms hereof) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement for any scheduled payment (but not any prepayment) of principal, interest or fees due to any Lender hereunder without the written consent of such Lender;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or LC Disbursement or any interest or fees payable hereunder without the prior written consent of each Lender directly affected thereby (it being understood and agreed that any change in the definition of “Total Leverage Ratio”, or in the component definitions thereof, shall not constitute a reduction of rate of interest or any interest or fees payable hereunder); provided, however, that (i) only the consent of the Majority Revolving Lenders shall be required to waive any obligation of the Borrower to pay default interest pursuant to Section 2.09(e) with respect to the Revolving Credit Facility, including with respect to any amount payable thereunder or in connection therewith, and (ii) only the consent of the Majority Term Lenders shall be required to waive any obligation of the Borrower to pay default interest pursuant to Section 2.09(e) with respect to the Term Loan Facility, including with respect to any amount payable thereunder or in connection therewith;

(e) (i) change Section 2.14 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender adversely affected thereby or (ii) change the order of application, as among the Facilities, of any prepayment or other amount specified in Section 2.08(e) or 7.06 from the order set forth in such Section in a manner that materially and adversely affects the Lenders under any Facility without the prior written consent of (A) if such Facility is the Term Loan Facility, the Majority Term Lenders or (B) if such Facility is the Revolving Credit Facility, the Majority Revolving Lenders;

(f) change any provision of this Section, or the percentage specified in the definition of “Majority Lenders,” “Majority Revolving Lenders,” or “Majority Term Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;

(g) amend the definition of “Revolving Sublimit” without the written consent of each Revolving Lender;

(h) except as expressly permitted hereunder or under any Security Document, release all or any substantial portion of the value of the guaranties provided by the Guarantors hereunder or all or any substantial portion of the Collateral without the written consent of each Lender (it being understood and agreed that this clause (h) shall not be deemed to apply to any amendment, consent or waiver permitting any Asset Disposition or any additional Debt or other obligations to be guarantied by the Guarantors or secured by any Collateral); or

(i) change Section 10.06 in a manner that imposes additional restrictions on the ability of any Lender under any Facility to assign any of its rights or obligations hereunder without the prior written consent of (i) if such Facility is the Term Loan Facility, the Majority Term Lenders and (ii) if such Facility is the Revolving Credit Facility, the Majority Revolving Lenders;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable Issuing Bank in addition to the Lenders required above, affect the rights or duties of such Issuing Bank under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Agent in addition to the Lenders required above, affect the rights or duties of such Agent under this Agreement or any other Loan Document; and (iii) Section 10.06(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by a SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or under any other Loan Document (and any amendment, waiver or consent which by its terms requires the consent of all Lenders, all Lenders or a majority in interest of Lenders under any Facility or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lender); provided that any such amendment, waiver or consent referred to in clause (b), (c) or (d) above that, but for this sentence, would require the prior written consent of such Defaulting Lender, will continue to require the consent of such Defaulting Lender; and provided further that any such amendment, waiver or consent requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than any other Lender whose consent is so required shall require the consent of such Defaulting Lender.

Section 10.02 Notices, Etc.

(a) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (c) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile or (subject to subsection (c) below) electronic mail address as follows:

(i) if to the Borrower or any other Loan Party, any Agent or the Issuing Banks, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Administrative Agent.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given on the next business day for the recipient) and confirmed received. Notices delivered through electronic communications to the extent provided in paragraph (c) below, shall be effective as provided in said paragraph (c). In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Legal Requirements, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Agents and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(c) Limited Use of Electronic Mail. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent in its sole discretion, provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Any Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(d) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-

INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(e) Reliance by Agents, the Issuing Banks and Lenders. Each of the Agents, the Issuing Banks and the Lenders shall be entitled to rely and act upon any notices (including telephonic borrowing notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Agents, each Issuing Bank, each Lender and their Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with any Agent or any Issuing Bank may be recorded by such Agent or Issuing Bank, and each of the parties hereto hereby consents to such recording.

Section 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure on the part of any Lender, any Agent or any Issuing Bank to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Sections 7.02, 7.03 and 7.04 for the benefit of all the Lenders and the Issuing Banks; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) each Issuing Bank from exercising the rights and remedies that inure to its benefit (solely in its capacity as Issuing Bank) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 7.05 (subject to the terms of Section 2.14), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Majority Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Sections 7.02, 7.03 and 7.04 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Majority Lenders, enforce any rights and remedies available to it and as authorized by the Majority Lenders.

Section 10.04 Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by any Agent, the Arrangers, the Issuing Banks and their Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent and for one counsel to the Arrangers and, as required, local or regulatory counsel in any applicable jurisdiction), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Banks in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, any Arranger, any Lender or any Issuing Bank (including the fees, charges and disbursements of any outside counsel for any Agent, any Arranger, any Lender or any Issuing Bank), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. The foregoing costs and expenses under this Section 10.04 shall include all due diligence, search, filing, recording, title insurance, printing, reproduction, document delivery, travel, CUSIP, electronic platform, communication costs and appraisal charges and fees and Taxes related thereto, and other out-of-pocket expenses reasonably incurred by any Agent or any Issuing Bank (including, in connection with any workout or restructuring, the cost of financial advisors and other outside experts retained by any Agent). All amounts due under this Section 10.04 shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all Obligations.

Section 10.05 Indemnification. The Loan Parties shall indemnify each Agent, each Lender, each Arranger and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments and suits, and all related costs, expenses, or disbursements (including all fees, expenses and disbursements of any law firm or other outside counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance, or administration of this Agreement, any Loan Document, or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any action taken or omitted by any Agent or any Issuing Bank under this Agreement or any other Loan Document (including such Agent’s or Issuing

Bank’s own negligence), (d) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (e) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Affiliates, or any Related Party of any of the foregoing.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, NO LOAN PARTY SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ALL AMOUNTS DUE UNDER THIS SECTION 10.05 SHALL BE PAYABLE WITHIN TEN (10) BUSINESS DAYS AFTER DEMAND THEREFOR. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE RESIGNATION OF THE ADMINISTRATIVE AGENT, THE REPLACEMENT OF ANY LENDER, THE TERMINATION OF THE COMMITMENTS AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OTHER OBLIGATIONS.

Section 10.06 Successors and Assigns.

(a) Generally. The terms and provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder except as expressly permitted hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) or (h) of this Section or (iv) to an SPC in accordance with the provisions of paragraph (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments (including, for purposes of this Section 10.06(b), participations in Letters of Credit) and the Loans at the time owing to it (it being understood that, in connection with any assignment by any Non-Extending Revolving Lender of all or any portion of its Non-Extended Revolving Commitment, such Non-Extended Revolving Commitment (or such portion thereof) may be converted to an Extended Revolving Commitment pursuant to Section 2.18); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility or the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than (1) $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or (2) $1,000,000, in the case of any assignment in respect of the Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required (1) for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not Lender under the Revolving Credit Facility, an Affiliate of such Lender or any Approved Fund with respect to such Lender, provided that no such consent shall be required if an Event of Default shall have occurred and is continuing, and (2) for assignments to (x) any competitor of the Borrower or (y) Tenaska Power Fund, L.P., a Delaware limited partnership, or any of its Affiliates; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required (1) for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender under the Revolving Credit Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) for assignments of Term Commitments to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the consent of the Issuing Banks (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.

(iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and provided, further, that only one such fee shall be payable in the event of contemporaneous assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group). The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vi) Defaulting Lenders. No assignment shall be made to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons.

(vii) No Assignment to Non-Extending Revolving Lenders. No assignment shall be made from an Extending Revolving Lender to a Non-Extending Revolving Lender that results in such Extending Revolving Lender’s Extended Revolving Commitment being designated a Non-Extended Revolving Commitment.

Upon such execution, delivery, acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, (A) the Eligible Assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) such assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.11, 2.13, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(c) Register. The Administrative Agent shall maintain at its Applicable Lending Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each of the Loan Parties, the Administrative Agent, the Issuing Banks, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s or a Defaulting Lender’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 2.13, 10.04 and 10.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 7.05 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.14 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitments, Loans, Letters of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’ prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.13 unless the Borrower are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.13(e) and Section 2.13(f) as though it were a Lender.

(f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan or Deposit that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan or Deposit, and (ii) if a SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan or Deposit, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan or Deposit by a SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan or Deposit were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(h) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.06, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

Section 10.07 Confidentiality. Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the

Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Legal Requirements or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of, pledgee under Section 10.06(f) or Participant in, or any prospective assignee of, pledgee under Section 10.06(f) or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For purposes of this Section, “Information” means all information received from any Loan Party relating to any Loan Party or any of their respective businesses, other than any such information that is available to an Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by any Loan Party, provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 10.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Upon execution and delivery by any Guarantor of a counterpart hereto, such Guarantor shall become party hereto and a Guarantor hereunder with the same force and effect as if originally a party hereto. The execution and delivery of a counterpart hereto by any Guarantor shall not require the consent of any other party hereto, and the rights and obligations hereunder of the other parties hereto shall remain in full force and effect notwithstanding the addition of any Guarantor as a party hereto.

Section 10.09 Survival of Representations; Termination. (a) All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Agents, each Issuing Bank and each Lender, regardless of any investigation made by any Agent, any Issuing Bank or any Lender or on their behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

(b) This Agreement and each other Loan Document, and the covenants and agreements set forth herein and therein, and, in the case of any Security Document, all security interests and other Liens created thereunder, shall terminate upon the payment in full of all principal of and any accrued interest on any Loan and all fees and other amounts payable under this Agreement, the termination or expiration of all Letters of Credit (other than any Letter of Credit with respect to which the applicable Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations in respect thereof (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with the applicable Issuing Bank, or being supported by a letter of credit that names the applicable Issuing Bank as the beneficiary thereunder, or otherwise)) and the termination or expiration of the Commitments; provided that the provisions of Sections 2.09(f), 2.10, 2.11, 2.13, 10.04, 10.05, 10.07 and Article IX, and any other provision set forth herein or therein that by its terms survives the termination of this Agreement or such other Loan Document, shall survive and remain in full force and effect.

Section 10.10 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.10, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or any Issuing Bank, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 10.11 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender, or the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Collateral Agent, such Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the Issuing Banks under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 10.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 10.13 Submission to Jurisdiction.

(a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in New York City or of the United States for the Eastern District of such state, and by execution and delivery of this Agreement, the Borrower, each Agent, each Issuing Bank and each Lender consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. The Borrower, each Agent, each Issuing Bank and each Lender irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Loan Document or other document related thereto. The Borrower, each Agent, each Issuing Bank and each Lender waives personal service of any summons, complaint or other process, which may be made by any other means permitted by the law of such state.

(b) Each Loan Party (other than the Parent) hereby irrevocably appoints the Parent as its agent to receive on its behalf and on behalf of its property service of copies of any summons or complaint or any other process which may be served in any action. Such service may be made by mailing or delivering a copy of such process to such Loan Party in care of the Parent at the Parent’s address set forth in Section 10.02, and each such Loan Party hereby irrevocably authorizes and directs the Parent to accept such service on its behalf. As an alternative method of service, each Loan Party also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at the address specified for it in Section 10.02.

(c) Nothing in this Section 10.13 shall affect the right of any Agent, any Issuing Bank or any other Lender to serve legal process in any other manner permitted by law or affect the right of any Agent, any Issuing Bank or any Lender to bring any action or proceeding against any Loan Party (as the Borrower or as a Guarantor) in the courts of any other jurisdiction.

Section 10.14 Waiver of Jury. Each party to this Agreement hereby expressly and irrevocably waives any right to trial by jury of any claim, demand, action or cause of action arising under any Loan Document or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to any Loan Document, or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

Section 10.15 Collateral Matters; Hedging Counterparties. (a) Notwithstanding anything to the contrary in any Loan Document, a Guarantor (other than the Parent) shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Guarantor shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Guarantor ceases to be a Subsidiary; provided that, if so required by this Agreement, the Majority Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other disposition by any Loan Party (other than to any other Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 10.01, the security interests in such Collateral created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section 10.15(a), the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Collateral Agent.

(a) No Hedging Counterparty shall have any voting rights under any Loan Document, or any right to direct any Agent to take or omit from taking any action, as a result of the existence of obligations owed to it under any Hedging Arrangements or such obligations being Guaranteed by the Loan Parties or secured by any Collateral.

Section 10.16 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Loan Party hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Loan Parties in respect of any sum due to any Secured Party hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Secured Party of any sum adjudged to be so due in such other currency such Secured Party may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Secured Party in the specified currency, each Loan Party agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Secured Party against such loss.

Section 10.17 Entire Agreement. This Agreement and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

Section 10.18 Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

Section 10.19 Amendment and Restatement. It is the intention of each of the parties hereto that the Original Credit Agreement be amended and restated so as to preserve the perfection and priority of all security interests securing indebtedness and obligations under the Original Credit Agreement and that all Obligations of the Loan Parties hereunder and thereunder shall be secured by the Security Documents and that this Agreement does not constitute a novation of the obligations and liabilities existing under the Original Credit Agreement; provided that all Loans outstanding under the Original Credit Agreement shall continue as Loans under this Agreement (and, in the case of Eurocurrency Rate Loans, with the same Interest Periods as were applicable to such Eurocurrency Rate Loans immediately prior to the Restatement Effective Date). Upon the effectiveness of this Agreement in accordance with the Amendment and Restatement Agreement, each Loan Document that was in effect immediately prior to the Restatement Effective Date shall continue to be effective, unless the context requires otherwise. The parties hereto acknowledge and agree that this Agreement constitutes an amendment of the Original Credit Agreement made under and in accordance with the terms of Section 10.01 of the Original Credit Agreement. The parties hereto further acknowledge and agree that, unless specifically amended hereby or by the Amendment and Restatement Agreement, each of the Loan Documents and the Exhibits and Schedules to the Original Credit Agreement shall continue in full force and effect and that, from and after the Restatement Effective Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to this Agreement.

Section 10.20 Amendments to Financial Covenants. Notwithstanding anything to the contrary in Section 10.01, no amendment or waiver of any provision of Section 6.16 or 6.17 (or of related definitions of financial terms as used therein), or any consent to any departure by the Borrower therefrom, shall be effective without the prior written consent of the Majority Term Lenders and the Majority Revolving Lenders.

SCHEDULE 1.01(a)

Existing Letters of Credit

LC NUMBER	BENEFICIARY NAME	COMPANY	CURRENCY CODE

606936023	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA AND AMERICAN HOME ASSURANCE COMPANY AND AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY AND THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA AND COMMERCE AND INDUSTRY INSURANCE COMPANY AND AIU INSURANCE COMPANY AND BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA AND ILLINOIS NATIONAL INSURANCE COMPANY AND AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY AND NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA AND AMERICAN INTERNATIONAL PACIFIC INSURANCE COMPANY AND GRANITE STATE INSURANCE COMPANY AND NEW HAMPSHIRE INSURANCE COMPANY AND LEXINGTON INSURANCE COMPANY AND LANDMARK INSURANCE COMPANY AND STARR EXCESS LIABILITY INSURANCE COMPANY LIMITED AND AIG EUROPE, SA AND AMERICAN INTERNATIONAL REINSURANCE COMPANY LTD. AND AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS, LTD.	Willbros United States Holdings, Inc.	USD

817637018	ACE AMERICAN INSURANCE COMPANY	Willbros United States Holdings, Inc. on behalf of Integrated Services Company, LLC	USD

827337035	ZURICH AMERICAN INSURANCE COMPANY	Willbros United States Holdings, Inc. on behalf of Integrated Services Company, LLC	USD

917537036	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., AND AMERICAN HOME ASSURANCE COMPANY, AND THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA, AND COMMERCE AND INDUSTRY INSURANCE COMPANY, AND AIG CASUALTY COMPANY F/K/A BIRMINGHAM FIRE INSURANCE COMPANY, AND ILLINOIS NATIONAL INSURANCE CO., AND GRANITE STATE INSURANCE COMPANY, AND AIU INSURANCE COMPANY; AND AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY, AND AMERICAN INTERNATIONAL PACIFIC INSURANCE COMPANY, AND NATIONAL UNION FIRE INSURANCE CO. OF LOUISIANA, AND NEW HAMPSHIRE INSURANCE COMPANY	Willbros Group, Inc.	USD

929637009	ARAB BANKING CORPORATION	Willbros United States Holdings, Inc. on behalf of Willbros Group Inc.	USD

930037020	FAYETTEVILLE EXPRESS PIPELINE LLC	Willbros Construction (U.S.) LLC	USD

SCHEDULE 2.01

Commitments

Non-Extended Revolving Commitments

Non-Extending Revolving Lender	Non-Extended Revolving Commitment
UBS Loan Finance LLC	$15,000,000
Credit Suisse AG, Cayman Islands Branch	$22,500,000
Bank of Nova Scotia	$12,500,000
Amegy Bank National Association	$10,000,000
Total	$60,000,000

Extended Revolving Commitments

Extending Revolving Lender	Extended Revolving Commitment
UBS Loan Finance LLC	$15,000,000
Crédit Agricole Corporate and Investment Bank	$37,500,000
Bank of Nova Scotia	$12,500,000
Capital One, N.A.	$25,000,000
Natixis	$25,000,000
Total	$115,000,000

Incremental Term Commitments

Incremental Term Lender	Incremental Term Commitment
Crédit Agricole Corporate and Investment Bank	$60,000,000
Total:	$60,000,000

SCHEDULE 4.08

Litigation

	Legal Matter (Insured Matters Denoted with “*”)	Company

1

Construction Turnaround Services, LLC v Silver Eagle Refining, Inc, Salt Lake City, Utah, Arbitration

WE filed a lien and arbitration to recover amounted owed by Silver Eagle under a cost reimbursable contract for repairs CTS performed at Silver Eagle facility in Salt Lake City. Hearing scheduled for March 2013.

Downstream Construction/Construction Turnaround Services, LLC

2

Brookhouse Engineering (Evensham), Ltd v Willbros RPI, Inc., High Court of Justice Queen’s Bench Division.

Equipment lessor alleges it is owed $7.3 million for inspections, repairs, and lost rentals. Company is filing a counterclaim. Matter reserved at $762K. Hearing is to be set by the Court after September 1, 2013.

Willbros Construction (U.S.), LLC

3

Willbros Construction (U.S.) LLC vs. TransAmerican Underground, Ltd.; In 11th Judicial District of Harris County, Texas

WC sues for breach of contract and seeks recovery of costs incurred in completing directional drills that subcontractor failed to complete on Red River Project. WC paid subcontractor for drill it completed Company anticipates subcontractor may counter suit with a claim for costs it incurred on the drills it did not complete.

Willbros Construction (U.S.), LLC

4*

Robertson, et al. vs. St. John the Baptist Parish, et al., 40th Judicial District, St. John Baptist Parish, Louisiana

Homeowners alleged pipeline construction work lead to flooding of their homes during Hurricane Isaac in August 2012. Willbros Construction worked on project for Praxair. They seek class action certification of claims. Company served on 10-30-12 and is tendering defense and indemnity to insurer.

Willbros Construction (U.S.), Inc.

5

Shelly Robinson/Willbros Construction (U.S.), Inc.

Former B&H employee demand compensation for alleged wrongful termination. She claims she was fired as retaliation for reporting sexual harassment; company terminated her due to personal charges on charge card. EEOC dismissed claim and issued her a right to sue letter. Company filed suit in Harris County seeking recovery of amounts employee charged to company for her personal expenses.

Willbros Construction (U.S.), Inc.

6*

Kosen v. Millennium, Supreme Court, Orange County, NY

WC/WEI contracted with NiSource to perform work for Millennium pipeline project. The contract requires WC/WEI to indemnify NiSource/Millennium, as well as provide them with additional insured status. No complaint has been filed but in a notice of suit, landowners contend pipeline disturbed wet lands leading to re-direction of drainage resulting in flooding near their house. They allege $700,000 in reduction of value of 10 acres. Millennium/NiSource tendered defense and indemnity to WC/WEI. Insurer is defending.

Willbros Engineers, Inc.

7

Marathon Oil (PHMSA Fine)

In settlement of a wrongful death case in December 2011, Marathon reserved its contractual right to seek reimbursement of fines assessed by PHMSA against Marathon. Company has not been provided with a copy of the PHMSA citation, does not have confirmation of the amount of the fine, or the basis on which it was issued against Marathon. Marathon has not made any demand to WE.

Willbros Engineers, Inc.

8

Millennium/ Indemnity Demand

During efforts by Willbros Project Services and WBA (WEI subsidiaries) to collect $290,000 owed by Millennium for work performed on a project in New York, Millennium in October 2011 notified Company it was reserving its right to pursue recovery of a PHMSA fine Millennium received for leaks found on the line. The pipeline construction was completed in 2008. Millennium has not made any further demand.

Willbros Engineers, Inc.

9*

Praxair Inc v Linde Boc Process Plants, et al, Case No. E191-442 In the 172nd Jud District of Jefferson Co., TX

Plaintiff sues multiple parties to recover damages to its refinery due to a chemical leak in December 2009. Willbros Downstream predecessor fabricated parts used at the plant.

Willbros Engineers, Inc. [Insurance subrogation claim]

10

Canadian Natural Resources v Arcelormittal Tubular Products Roman, et al, No. 0701 03377, Queens Bench, Alberta

WC and nine other CNRL vendors were added as third parties to a suit filed by CNRL who sued pipe manufacturers alleging that pipe it purchased in 2005 for the Horizon Project was defective, causing $60 million in damages. As to Willbros, the defendants claim that the pipe was damaged as a result of the services Willbros Canada provided to CNRL via Fluor (the project manager).

Willbros Canada

11

Aecon-Lockerbie Construction Group v Michael Fournier, Willbros Canada Holdings, et al, Court of Queen’s Bench of Alberta

Aecon-Lockerbie Construction (“Aecon”) sues (CN) for damages it claims as the result of an alleged breach of its employment contract with Michael Fournier. The claim alleges that Willbros is vicariously liable for Mr. Fournier’s actions. A counterclaim has been filed by Mr. Fournier.

Willbros Canada

12

Trafford vs. 550 Fifth Street, Extension Associates, L.P., Allegheny
County Court, PA

Owner of building that Trafford had operated out of until 12/31/11 claims damages for repairs and demolition work, continued rental while the repairs are performed, and certain other fees. Trafford disputes damages as the bulk of alleged claims are not included in lease and filed suit. Owner filed a counterclaim seeking $500K.

Willbros UTD (Trafford)

13

Employers Mutual Casualty Company v. Oncor v. Flowers

A $1.6 million judgment was entered against Oncor on a breach of contract with property developers who claim that in 1998 Oncor placed a line outside an easement damaging the developers use of the property. The judgment is on appeal. Flower’s insurer accepted Oncor’s defense, but after judgment exercised its reservation of rights because the judgment was entered on a breach of contract theory, rather than a tort theory. The insurer filed a separate suit seeking a declaration of rights that it does not owe Oncor indemnity for the judgment. Oncor filed a third party action against Flowers claiming that if the insurer does not owe coverage then Flowers would owe Oncor contractual indemnity. The declaratory judgment action has been abated pending the outcome of the appeal.

Willbros T&D (Flowers Construction)

14*

Fathi Sager vs. Willbros Libya and Bendawi vs. Willbros (Overseas) Limited –Libya Branch

Two former employees, whose contracts were not renewed, contend in separate suits that they are owed additional compensation. In the Bendawi case, the court dismissed the claim, but it is on appeal. In Mr. Sagar’s case, the court has appointed an expert to review the claims.

Willbros (Overseas) Limited –Libya Branch

15*	Jesus Govea Employee was killed on July 19, 2012 in a fall while during construction of a power transmission tower for Oncor. No suit has been filed, but family has retained counsel.	Chapman Construction, Inc.

16*	Smelzer vs. Loya et al., 39th Judicial District Court, Haskell County, Texas Family of employee who was killed 9-6-10 in an accident involving a vehicle owned by Chapman sues for damages.	Chapman Construction, Inc.

SCHEDULE 4.11

Subsidiaries

Entity Name	Jurisdiction of Incorporation or Organization	% Equity Interest	Status

0795781 B.C. Ltd	Canada (British Columbia)	100	Non-Guarantor

Construction & Turnaround Services, L.L.C.	Oklahoma, USA	100	Guarantor

Construction & Turnaround Services of California, Inc.	Oklahoma, USA	100	Guarantor

Contratistas Transandinos, S.A.	Colombia	100	Non-Guarantor

Willbros Downstream, LLC	Oklahoma, USA	100	Guarantor

Willbros Downstream of Oklahoma, Inc.	Oklahoma, USA	100	Guarantor

P/L Equipment LP	Canada (Alberta)	100	Non-Guarantor

PT Willbros Indonesia	Indonesia	100	Non-Guarantor

W International Limited	Cayman Islands	100	Non-Guarantor

Willbros Canada Holdings ULC	Canada (British Columbia)	100	Non-Guarantor

Willbros (Canada) GP I Limited	Canada (British Columbia)	100	Non-Guarantor

Willbros (Canada) GP III Limited	Canada (British Columbia)	100	Non-Guarantor

Willbros (Canada) GP IV Limited	Canada (British Columbia)	100	Non-Guarantor

Willbros (Canada) GP V Limited	Canada (British Columbia)	100	Non-Guarantor

Willbros Chile, S.A.	Chile	100	Non-Guarantor

Willbros Construction Services (Canada) L.P.	Canada (Alberta)	100	Non-Guarantor

Willbros Construction California (U.S.), Inc.	Delaware, USA	100	Guarantor

Willbros Construction (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros Contracting Limited	Cyprus	100	Non-Guarantor

Willbros Energy Services Company	Delaware, USA	100	Guarantor

Willbros Engineers (UAE) Limited	Cayman Islands	100	Non-Guarantor

Willbros Engineers (UAE) Limited – Abu Dhabi Branch	Abu Dhabi	100	Non-Guarantor

Willbros Engineers (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros Engineering California (U.S.), Inc.	Delaware, USA	100	Guarantor

Willbros Facilities & Tanks (Canada) LP	Canada (Alberta)	100	Non-Guarantor

Willbros Far East Sdn Bhd	Malaysia	100	Non-Guarantor

Forward Company for Energy & Infrastructure PSC	Iraq	100	Non-Guarantor

Willbros Global Holdings, Inc.	Panama	100	Non-Guarantor

Willbros Global Infrastructure Limited	Cayman Islands	100	Non-Guarantor

Willbros Government Services (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros Hammer LLC	Delaware	75	Non-Guarantor

Willbros Hammer, Surcursal en Espana	Spain	75	Non-Guarantor

Willbros Industrial de Mexico, S. de R.L. de C.V.	Mexico	100	Non-Guarantor

Willbros International Dutch Antilles N.V.	Netherlands Antilles	100	Non-Guarantor

Willbros International Dutch B.V.	The Netherlands	100	Non-Guarantor

Willbros International Dutch II B.V.	The Netherlands	100	Non-Guarantor

Willbros International Equipment (Mauritius) Limited	Mauritius	100	Non-Guarantor

Willbros International Finance & Equipment Limited	Cayman Islands	100	Non-Guarantor

Willbros International, Inc.	Panama	100	Non-Guarantor

Willbros International Papua New Guinea Limited	Papua New Guinea	100	Non-Guarantor

Willbros International Pty Limited	Australia	100	Non-Guarantor

Willbros Middle East, Inc.	Panama	100	Non-Guarantor

Willbros Middle East Limited	Cayman Islands	100	Non-Guarantor

Willbros Midstream Services (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros Canada L.P.	Canada (Alberta)	100	Non-Guarantor

The Oman Construction Company,(TOCO) LLC	Oman	49	Non-Guarantor

Willbros Project Services (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros PSS Midstream (Canada) LP	Canada (Alberta)	100	Non-Guarantor

Willbros Refinery and Maintenance Services (U.S.), LLC	Delaware, USA	100	Guarantor

Willbros T&D Services, LLC	Delaware	100	Guarantor

Willbros Transandina S.A.	Bolivia	100	Non-Guarantor

Willbros United States Holdings, Inc.	Delaware, USA	100	Borrower

Willbros Engineers, LLC	Louisiana, USA	100	Guarantor

Willbros Utility T&D Holdings, LLC	Delaware, USA	100	Guarantor

Chapman Construction Management Co., Inc.	Texas, USA	100	Guarantor

Chapman Holding Co., Inc.	Nevada, USA	100	Guarantor

Chapman Construction Co., L.P.	Texas, USA	100	Guarantor

Willbros Utility T&D Group Common Paymaster, LLC	Delaware, USA	100	Guarantor

Bemis, LLC	Vermont, USA	100	Guarantor

Halpin Line Construction LLC	New York, USA	100	Guarantor

Hawkeye, LLC	New York, USA	100	Guarantor

Premier Utility Services, LLC	New York, USA	100	Guarantor

Lineal Industries, Inc.	Pennsylvania, USA	100	Guarantor

Skibeck Pipeline Company, Inc.	New York, USA	100	Guarantor

Trafford Corporation	Pennsylvania, USA	100	Guarantor

UTILX Corporation	Delaware, USA	100	Guarantor

UtilX Overseas Holdings, Inc.	Delaware, USA	100	Guarantor

UTILX Limited	United Kingdom	100	Non-Guarantor

UtilX Limited Branch (Germany)	Germany	100	Non-Guarantor

UtilX Europe GmbH	Germany	100	Non-Guarantor

SCHEDULE 4.13

Environmental Matters

Please refer to Items 1 and 6 listed on Schedule 4.08.

SCHEDULE 4.14

Insurance

Willbros Group, Inc.

Property and Casualty Policy Summary

Coverage	Insurance Company	Policy number	Policy Period	Insured

Business Auto (MA)	National Union Fire Ins Co of PA	CA1949579	3/1/12 - 3/1/13	Willbros Group, Inc.

Business Auto (VA)	National Union Fire Ins Co of PA	CA1949580	3/1/12 - 3/1/13	Willbros Group, Inc.

Business Auto (AOS)	National Union Fire Ins Co of PA	CA7204989	3/1/12 - 3/1/13	Willbros Group, Inc.

General Liability—Domestic	National Union Fire Ins Co of PA	GL6454327	3/1/12 - 3/1/13	Willbros Group, Inc.

General Liability—OCP New York	National Union Fire Ins Co of PA	GL6576377	3/1/12 - 3/1/13	Willbros Group, Inc.

General Liability—Domestic Premier	Lexington Insurance Company	034205214	3/1/12 - 3/1/13	Willbros Group, Inc.

Workers Compensation (AOS)	New Hampshire Ins Co	WC025889817	3/1/12 - 3/1/13	Willbros Group, Inc.

Workers Compensation (CA)	New Hampshire Ins Co	WC025889819	3/1/12 - 3/1/13	Willbros Group, Inc.

Workers Compensation (Retention)	New Hampshire Ins Co	WC025889818	3/1/12 - 3/1/13	Willbros Group, Inc.

Workers Compensation (FL)	Illinois National Insurance Co	WC025889820	3/1/12 - 3/1/13	Willbros Group, Inc.

Workers Compensation (WBA)	New Hampshire Ins Co	WC025889821	3/1/12 - 3/1/13	Willbros Group, Inc.

Property Package—Domestic Legacy	Lexington Insurance Company	038421919	3/1/12 - 3/1/13	Willbros Group, Inc.

Property Package—UTILX Legacy*	AGCS Marine Ins. Co.	MXI93035191	9/1/11 - 10/14/12	Willbros Group, Inc.

Builders Risk Clear Creek	Zurich America Ins. Co.	IM9638867-00	6/1/12 - 1/31/14	Willbros T & D, etal

Builders Risk Integrated Services	Underwriters at Lloyds	UNS2500557-12	1/1/12 - 1/1/15	Willbros Downstream, etal

Builders Risk—Houston Expansion	National Union Fire Ins Co of PA	63803784	11/11/11 - 10/15/12	Willbros Construction (US) LLC

Builders Risk—Eagle Ford	National Union Fire Ins Co of PA	63803786	11/11/11 - 10/31/12	Willbros Construction (US) LLC

Medical Malpractice	Evanston Insurance Company	SM884321	1/1/12 - 1/1/13	Willbros Downstream LLC

Storage Tank Liability	Commerce and Industry Ins Co	017778566	10/15/12 - 10/15/13	Willbros Govt Services US LLC

Non Owned Aircraft Liability	Commerce & Industry Aircraft	AV003390008-14	3/1/12 - 3/1/13	Willbros Group, Inc.

Professional/Pollution Liability	Steadfast Insurance Company	EOC4756165-01	3/1/12 - 3/1/13	Willbros Group, Inc.

General Liability—Foreign	Insurance Co of the State of PA	80-0270710	3/1/12 - 3/1/13	Willbros Group, Inc.

Commercial Automobile—Foreign	Insurance Co of the State of PA	80-0270710	3/1/12 - 3/1/13	Willbros Group, Inc.

Work. Comp.—Foreign	Insurance Co of the State of PA	83-55314	3/1/12 - 3/1/13	Willbros Group, Inc.

Spain DBA (Willbros Hammer)	Insurance Co of the State of PA	16029669	3/1/12 - 3/1/13	Willbros Group, Inc.

Spain Automobile (Willbros Hammer)	Insurance Co of the State of PA	0010538728	3/1/12 - 3/1/13	Willbros Group, Inc.

Spain General Liability (Willbros Hammer)	Insurance Co of the State of PA	0030077950	3/1/12 - 3/1/13	Willbros Group, Inc.

German General Liability Local	Industrial Liability Insurance	H181515529	3/1/12 - 3/1/13	Cable Cure,Zweigniederlassung von UTILX Ltd

Political Risk	Lloyd's of London	FP1200069	3/1/12 - 3/1/13	Willbros Group, Inc.

Marine Pkg.	Lloyd's of London		4/1/12 - 4/1/13	Willbros Group, Inc.

NFIP Flood—1722 N 161st E Ave, Tulsa	Philadelphia Indemnity Insurance	87043423282011	11/13/11 - 11/13/12	Willbros Integrated Srv Co,LLC

NFIP Flood—1722 N 161st E Ave, Tulsa	Philadelphia Indemnity Insurance	87043423302011	11/13/11 - 11/13/12	Willbros Integrated Srv Co,LLC

NFIP Flood—1722 N 161st E Ave, Tulsa	Philadelphia Indemnity Insurance	87043423252011	11/13/11 - 11/13/12	Willbros Integrated Srv Co,LLC

NFIP Flood—22820 Russell Rd,Kent, WA	Hartford Ins. Co. of the Midwest	87045451452011	12/9/11 - 12/9/12	UTILX Corporation

NFIP—120 Mallard, Saint Rose, LA	American Bankers Ins Co of FL	1011169049	5/7/12 - 5/7/13	Willbros Engineers, LLC

NFIP—8641 United Plaza Blvd, Baton Rouge	American Bankers Ins Co of FL	1011181039	11/9/11 - 11/9/12	Willbros Engineers, LLC

Excess Flood	Lloyd's of London	AEF03619-A	3/1/12 - 3/1/13	Willbros Engineers, LLC

Excess Liability (#1), $25m xs Primary	Lexington Insurance Company	015881295	3/1/12 - 3/1/13	Willbros Group, Inc.

Excess Liability (#2), $25m xs $25m	Ironshore Indemnity Inc.	000958801	3/1/12 - 3/1/13	Willbros Group, Inc.

Excess Liability (#3), $25m xs $50m	Alterra American Insurance Comp	MAXA3EC3000171	3/1/12 - 3/1/13	Willbros Group, Inc.

Excess Liability (#4), $25m xs $75m	Westchester Surplus Lines Ins. C	G24116888003	3/1/12 - 3/1/13	Willbros Group, Inc.

Excess Liability (#5), $100m xs $100m	Lexington Insurance Company	15936864	3/1/12 - 3/1/13	Willbros Group, Inc.

Warranty	Underwriters at Lloyds	CY120002W	5/9/12 - 5/9/13	UTILX Corporation

*	Renewal in Process

Willbros Group, Inc.

Executive Liability Protection Coverages

Coverage	Insurance Company	Policy Number	Coverage Period	Insured

Directors & Officers	Illinois National	01-335-59-15	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	Federal Insurance	8170-2061	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	Travelers	105707567	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	Allied World (AWAC)	0305-0900	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	US Specialty (HCC)	14-MGU-11-A25298	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	Berkley	11067213	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers	RSUI	NHS643956	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers Side A	ACE	G24457370 004	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Directors & Officers Side A	Beazley	V15PKZ110401	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Fiduciary Liability	Illinois National	01-335-59-13	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Fiduciary Liability	Federal Insurance	8210-9917	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Fiduciary Liability	ACE	DOX G24457400 004	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Employment Practices Liability	Federal Insurance	8224-6384	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Crime	National Union	01-335-95-76	11/12/2011 to 11/12/2012	Willbros Group, Inc.

Note: Subsidiary language is included in each of the above policies.

Willbros Group, Inc.

Canada Policies

Coverage	Insurance Co.	Policy Number	Coverage Period	Insured

Automobile	Aviva	6141084071	November 1, 2012 to November 1, 2013	Willbros Canada Holding ULC, Willbros (Canada) GP 1 Limited, Willbros (Canada) GP V Limited

Liability	Northbridge	CBC19251700	November 1, 2012 to November 1, 2013	Willbros Canada Holding ULC, Willbros (Canada) GP 1 Limited, Willbros (Canada) GP III Limited, Willbros (Canada) GP IV Limited, Willbros (Canada) GP V Limited, 0795781 B.C.

Commercial Package	Aviva	CMP81248246	November 1, 2012 to November 1, 2013	Willbros Canada Holding ULC, Willbros (Canada) GP 1 Limited, Willbros (Canada) GP III Limited, Willbros (Canada) GP IV Limited, Willbros (Canada) GP V Limited, 0795781 B.C.

Umbrella Liability	Northbridge	CBC19251700	November 1, 2012 to November 1, 2013	Willbros Canada Holding ULC, Willbros (Canada) GP 1 Limited, Willbros (Canada) GP III Limited, Willbros (Canada) GP IV Limited, Willbros (Canada) GP V Limited, 0795781 B.C.

The Oman Construction Company LLC (TOCO)

List of Insurance Policies with Dhofar Insurance

from 01st February 2012 till 31st January 2013

1)	Motor vehicles Third Party Policy covering third party:

a)	Bodily Injury/ Death : As awarded by Court

b)	Property Damage : RO. 75,000/= anyone occurrence

2)	Workmen’s Compensation Insurance Policy:

Staff of the above Company according to Royal Decree No.40/1976 “Law governing compensation for Occupational Injuries/Illnesses”.

3)	General Third Party Liability Policy:

For Third Party (a) Bodily Injury/Death (b) Property Damages.

Limit of Liability: US$ 2,000,000/= anyone occurrence and unlimited in aggregate

4)	Transport Haulier’s Liability Insurance Policy:

Limit of Liability RO. 100,000/= anyone vehicle/carriage/conveyance.

5)	Fire Insurance Policy:

Limit of Liability RO. 367,383     Ghala Building/Workshop/Porta Cabins; Fahud

                                                      Workshop & Mukhaizna Diesel Facility Storage

6)	Marine Cargo Insurance Policy:

Air Shipment: RO. 55,000                 Sea Shipment: RO. 55,000

From anywhere in the World

7)	Money Insurance Policy:

Money in Safe: RO. 22,000

Money in Transit: RO. 10,000/= (limit anyone transit)

8)	Fire & Theft Insurance Policy:

Limit of Liability RO. 100,000     Fenced area inTOCO yard

SCHEDULE 6.01

Existing Liens

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Chapman Construction Co., L.P.	Hibernia National Bank	TX	UCC/ Fed	06-0007176592	3/03/06	Equipment
Chapman Construction Co., L.P.	Holt Cat	TX	UCC/ Fed	06-0011959778	4/10/06	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	07-0028879223	8/23/07	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	07-0032498750	9/21/07	Equipment
Chapman Construction Co., L.P.	Altec Capital Services, LLC	TX	UCC/ Fed	08-0028877525	8/28/08	Equipment
Chapman Construction Co., L.P.	Altec Capital Services, LLC	TX	UCC/ Fed	08-0028878102	8/28/08	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	08-0029813596	9/08/08	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	08-0034215477	10/20/08	Equipment
Chapman Construction Co., L.P.	TFS Capital Solutions	TX	UCC/ Fed	09-0007568318	3/18/09	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	09-0008472171	3/26/09	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	09-0010783321	4/16/09	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	09-0011898581	4/27/09	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	09-0016133750	7/08/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Chapman Construction Co., L.P.	TFS Capital Funding	TX	UCC/ Fed	09-0017267022	7/18/09	Equipment
Chapman Construction Co., L.P.	Holt Cat	TX	UCC/ Fed	09-0021087390	7/27/09	Equipment
Chapman Construction Co., L.P.	Caterpillar Financial Services Corporation	TX	UCC/ Fed	09-0021407063	7/29/09	Equipment
Chapman Construction Co., L.P.	Caterpillar Financial Services Corporation	TX	UCC/ Fed	09-0025146289	9/08/09	Equipment
Chapman Construction Co., L.P.	Caterpillar Financial Services Corporation	TX	UCC/ Fed	09-0027451836	9/30/09	Equipment
Chapman Construction Co., L.P.	Caterpillar Financial Services Corporation	TX	UCC/ Fed	09-0027452079	9/30/09	Equipment
Chapman Construction Co., L.P.	General Electric Capital Corporation	TX	UCC/ Fed	09-0028565419	10/13/09	Equipment
Chapman Construction Co., L.P.	Caterpillar Financial Services Corporation	TX	UCC/ Fed	09-0029036291	10/19/09	Equipment
Flowers Construction Co., Inc. [sic]	RDO Equipment Co.	TX	UCC/ Fed	06-0035279951	10/25/06	Equipment
InterCon Construction, Inc.	Vermeer-Wisconsin, Inc.; GE Commercial Distribution Finance Corporation	WI	UCC/ Fed	070009169025/ 070009276630 (collateral assignment)	6/26/07 / 6/28/07	Inventory
InterCon Construction, Inc.	Key Equipment Finance, Inc.	WI	UCC/ Fed	070016268932	11/27/07	Equipment
Bemis, LLC	Commerce Commercial Leasing, LLC	VT	UCC	06-199637	6/15/06	Equipment
Bemis, LLC	Commerce Commercial Leasing, LLC	VT	UCC	06-200994	7/27/06	Equipment
Bemis, LLC	Key Equipment Finance Inc.	VT	UCC	07-206283	2/27/07	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Bemis, LLC	Commerce Commercial Leasing, LLC	VT	UCC	07-208706	5/17/07	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549081	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549132	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549170	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549221	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549269	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200606065549283	6/06/06	Equipment
Skibeck Pipeline Company, Inc.	Blanchard Machinery Company	NY	UCC/ Fed	200607195716112	7/19/06	Equipment
Skibeck Pipeline Company, Inc.	Cleveland Brothers Equipment Co., Inc.	NY	UCC/ Fed	200808058316380	8/05/08	Equipment
Halpin Line Construction LLC	Associates First Capital Corp	NY	UCC/ Fed	200307181347179; 200802135153677 (continuation)	7/18/03; 2/13/08	Equipment
Halpin Line Construction LLC	Associates First Capital Corp	NY	UCC/ Fed	200307181348119; 200801225057911 (continuation)	7/18/03; 1/22/08	Equipment
Halpin Line Construction LLC	General Electric Capital Corporation	NY	UCC/ Fed	200412306085533; 200909245862249 (continuation)	12/30/04; 9/24/09	Equipment
Halpin Line Construction LLC	Financial Federal Credit Inc.	NY	UCC/ Fed	200512191334814	12/19/05	Equipment
Halpin Line Construction LLC	General Electric Capital Corporation	NY	UCC/ Fed	200601060016948; 200601170049281 (Filing Officer Statement)	1/06/06; 1/17/06	Equipment
Halpin Line Construction LLC	Financial Federal Credit Inc.	NY	UCC/ Fed	200604280364606	4/28/06	Equipment
Hawkeye, LLC	General Electric Capital Corporation	NY	UCC/ Fed	20050225164011; 200910295973300 (continuation)	2/25/05; 10/29/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Hawkeye, LLC	General Electric Capital Corporation	NY	UCC/ Fed	200504015279400	4/01/05	Equipment
Hawkeye, LLC	CIT Bank	NY	UCC/ Fed	200505245461433	5/24/05	Computer Equipment
Hawkeye, LLC	Associates First Capital Corp	NY	UCC/ Fed	200505255461891	5/25/05	Equipment
Hawkeye, LLC	Associates First Capital Corp	NY	UCC/ Fed	200505260645088	5/26/05	Equipment
Hawkeye, LLC	CIT Bank	NY	UCC/ Fed	200505275474094	5/27/05	Equipment
Hawkeye, LLC	General Electric Capital Corporation	NY	UCC/ Fed	200506220719938	6/22/05	Office Equipment
Hawkeye, LLC	Dell Financial Services, L.P.	NY	UCC/ Fed	200508035691014	8/03/05	Computer Equipment
Hawkeye, LLC	CNH capital America	NY	UCC/ Fed	200509215831872; 200602065121986; 200603015201736; 200604105339106 (amendment)	9/21/05; 2/06/06; 3/01/06; 4/10/06	Equipment (added equipment)
Hawkeye, LLC	Dell Financial Services, L.P.	NY	UCC/ Fed	200510075886705	10/07/05	Computer Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200510271152568	10/27/05	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200512061292944	12/06/05	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200512061293011	12/06/05	Equipment
Hawkeye, LLC	Dell Financial Services, L.P.	NY	UCC/ Fed	200512096077672	12/09/05	Computer Equipment
Hawkeye, LLC	Altec Capital Services, LLC	NY	UCC/ Fed	200512136082925	12/13/05	Equipment
Hawkeye, L.L.C. [sic]	Altec Capital Services, LLC	NY	UCC/ Fed	200512136082963	12/13/05	Equipment
Hawkeye, L.L.C. [sic]	Altec Capital Services, LLC	NY	UCC/ Fed	200512136082987	12/13/05	Equipment
Hawkeye, L.L.C. [sic]	Altec Capital Services, LLC	NY	UCC/ Fed	200512136083016	12/13/05	Equipment
Hawkeye, L.L.C. [sic]	Altec Capital Services, LLC	NY	UCC/ Fed	200512136086884	12/13/05	Equipment
Hawkeye, LLC	Financial Federal Credit Inc.	NY	UCC/ Fed	200512191334888	12/19/05	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200601060017623	1/06/06	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200601060017635	1/06/06	Equipment
Hawkeye LLC [sic]	Dell Financial Services, L.P.	NY	UCC/ Fed	200601065019913	1/06/06	Computer Equipment
Hawkeye, LLC	General Electric Capital Corporation	NY	UCC/ Fed	200601090027377	1/09/06	Equipment
Hawkeye LLC [sic]	Dell Financial Services, L.P.	NY	UCC/ Fed	200601305101200	1/30/06	Computer Equipment
Hawkeye, LLC	General Electric Capital Corporation	NY	UCC/ Fed	200602060123288	2/06/06	Equipment
Hawkeye LLC [sic]	Dell Financial Services, L.P.	NY	UCC/ Fed	200602065123649	2/06/06	Computer Equipment
Hawkeye LLC [sic]	Dell Financial Services, L.P.	NY	UCC/ Fed	200602065123699	2/06/06	Computer Equipment
Hawkeye, LLC	Dell Financial Services, L.P.	NY	UCC/ Fed	200602235181154	2/23/06	Computer Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200603020196312	3/02/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200603020196350	3/02/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200604190336280	4/19/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200604190336355	4/19/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200604190336519	4/19/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200606200511760; 200703305350392 (amendment)	6/20/06; 3/30/07	Equipment (added equipment)
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200606200511784	6/20/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200607255736458	7/25/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200607275743229	7/27/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200607275743243	7/27/06	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200608245836878	8/24/06	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200610035964882	10/03/06	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200610035965492	10/03/06	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200610035966393	10/03/06	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200610035966533	10/03/06	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200610050804162	10/05/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200610186016710	10/18/06	Equipment
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200610246032856	10/24/06	Equipment

Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200703265322724; 201003185243598 (amendment)	3/26/07; 3/18/10	Equipment (added equipment)
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200705175498124; 200707275727710; 200710296050642 (amendment)	5/17/07; 7/27/07; 10/29/07	Equipment (added equipment)
Hawkeye, LLC	Commerce Commercial Leasing, LLC	NY	UCC/ Fed	200705175498364; 200707275727568 (amendment)	5/17/07; 7/27/07	Equipment (added equipment)
Hawkeye, L.L.C. [sic]	Altec Capital Services, LLC	NY	UCC/ Fed	200705255524798	5/25/07	Equipment
Hawkeye, LLC	Altec Capital Services, LLC	NY	UCC/ Fed	200706080465464	6/08/07	Equipment
Hawkeye, LLC	Bank of America Leasing & Capital, LLC	NY	UCC/ Fed	200706285634105	6/28/07	Equipment
Hawkeye, LLC	Altec Capital Services, LLC	NY	UCC/ Fed	200805055492294	5/05/08	Equipment
Hawkeye, LLC	Altec Capital Services, LLC	NY	UCC/ Fed	200807225826964	7/22/08	Equipment
Hawkeye, LLC	Altec Capital Services, LLC	NY	UCC/ Fed	200807225827031	7/22/08	Equipment
Hawkeye, LLC	People’s Capital and Leasing Corp.	NY	UCC/ Fed	200901160032456; 200902260115342 (amendment)	1/16/09; 2/26/09	Equipment (added equipment)

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Hawkeye, LLC	Carter Machinery Co., Inc.	NY	UCC/ Fed	200908100462550	8/10/09	Equipment
Hawkeye, LLC	Carter Machinery Co., Inc.	NY	UCC/ Fed	200909290559912	9/29/09	Equipment
Hawkeye, LLC	Carter Machinery Co., Inc.	NY	UCC/ Fed	201003100125749	3/10/10	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2007032101907	3/21/07	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2007032101969	3/21/07	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2007071106358	7/11/07	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2007071106663	7/11/07	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2007072302850	7/23/07	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2008013100915	1/21/08	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2008012100939	1/21/08	Equipment
Trafford Corporation	Citicapital Commercial Corporation	PA	UCC	2008012100953; 2008082500830	1/21/08; 8/25/08	Equipment (restated collateral description)
Lineal Industries, Inc.	Citicapital Commercial Corporation	PA	UCC	2007032407020	3/22/07	Equipment
Lineal Industries, Inc.	CNH Capital America LLC	PA	UCC	2007041900356	4/19/07	Equipment
Lineal Industries, Inc.	John Deere Construction & Forestry Company	PA	UCC	2007050403149	5/03/07	Equipment
Lineal Industries, Inc.	Caterpillar Financial Services Corporation	PA	UCC	2007052905260	5/29/07	Equipment
Lineal Industries, Inc.	Cleveland Brothers Equipment Co., Inc.	PA	UCC	2008080507666	8/05/08	Equipment
Lineal Industries, Inc.	Doyle Equipment Company	PA	UCC	2008102104671	10/21/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Wink Companies, LLC	Hibernia National Bank	LA	UCC/ Fixture/ Fed	36-813064; 36-845943 (name change, Wink, Incorporated to Wink Companies, LLC)	4/13/05; 4/11/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/ Fixture/ Fed	36-820476; 36-845944 (name change, Wink, Incorporated to Wink Companies, LLC)	5/31/05; 4/11/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/ Fixture/ Fed	36-823963; 36- 845945 (name change, Wink, Incorporated to Wink Companies, LLC)	6/20/05; 4/11/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/ Fixture/ Fed	36-824068; 36-845946; 36-999895 (name change, Wink, Incorporated to Wink Companies, LLC; continuation)	6/20/05; 4/11/06; 2/12/10	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/ Fixture/ Fed	36-828975; 36-845947 (name change, Wink, Incorporated to Wink Companies, LLC)	7/25/05; 4/11/06	Equipment
Wink Incorporated	Hewlett Packard Financial Services Company	LA	UCC/ Fixture/ Fed	01-051947	11/02/05	Equipment
Wink Incorporated	Ervin Leasing Co.	LA	UCC/ Fixture/ Fed	17-1289563	11/14/05	Equipment
Wink Companies, LLC	Capital One, NA	LA	UCC/ Fixture/ Fed	09-1052388; 09-1058388; 09-1058389 (Secured party changed from Hibernia, NA; name change, Wink, Incorporated to Wink Companies, LLC)	12/22/05; 5/08/06; 5/08/06	Equipment
Wink Companies, LLC	Capital One, NA	LA	UCC/ Fixture/ Fed	09-1052720; 09-1058386; 09-1058387 (Secured party changed from Hibernia, NA; name change, Wink, Incorporated to Wink Companies, LLC)	12/30/05; 5/08/06; 5/08/06	Equipment
Wink Companies, LLC	Hewlett Packard Financial Services Company	LA	UCC/ Fixture/ Fed	17-1301641	8/09/06	Equipment
Wink Companies, LLC	Capital One, NA	LA	UCC/ Fixture/ Fed	17-1305979	11/29/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-291287	4/12/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-291288	4/12/06	Equipment
Wink Companies, LLC	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-291430	4/24/06	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-291760	5/16/06	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Wink, Incorporated	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-291761	5/16/06	Equipment
Wink, Incorporated	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-292002	6/02/06	Equipment
Wink, Incorporated	Hibernia National Bank	LA	UCC/Fixture/Federal Lien	26-292004	6/02/06	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-293542	9/21/06	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296153	4/18/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296154	4/18/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296809	5/29/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296810	5/29/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296811	5/29/07	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296812	5/29/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-296813	5/29/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-298351	9/17/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-299077	11/07/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-299078	11/07/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-299081	11/08/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-299523	12/17/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-299524	12/17/07	Equipment
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-300937	4/02/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-301083	4/14/08	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-301514	5/09/08	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-303747	9/18/08	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-305413	1/14/09	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-306332	3/10/09	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-306404	3/16/09	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-306591	3/31/09	Equipment

Wink Companies, LLC	Capital One, National Association	LA	UCC/Fixture/Federal Lien	26-306806	4/09/09	Equipment

Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	63798212; 80378693 (Amendment: name change from Willbros RPI, Inc.)	10/31/06; 1/31/08	Equipment

Willbros Construction (U.S.), LLC	First National Capital Corporation	DE	UCC/ Fed	72548088; 72562345; 73093605; 73146692; 73379921; 73803466; 80750255 (Amendments: added Equipment, Name changed from Willbros RPI, Inc.)	7/50/07; 7/06/07; 8/14/07; 8/17/07; 9/05/07; 10/09/07; 2/29/08	Equipment

Willbros Construction (U.S.), LLC	Merrill Lynch Capital	DE	UCC/ Fed	72922821; 80442085 (Amendment: name change from Willbros RPI, Inc.)	10/20/07; 1/11/08	Equipment

Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	74876230; 80376531 (Amendment: name change from Willbros RPI, Inc.)	12/27/07; 1/31/08	Equipment

Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	74876503; 80376358 (Amendment: name change from Willbros RPI, Inc.)	12/27/07; 1/31/08	Equipment

Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	74876602; 80376150 (Amendment: name change from Willbros RPI, Inc.)	12/27/07; 1/31/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	74876685; 80376093 (Amendment: name change from Willbros RPI, Inc.)	12/27/07; 1/31/08	Equipment

Willbros Construction (U.S.), LLC	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80369353; 80375590 (Amendment: name change from Willbros RPI, Inc.)	1/30/08; 1/31/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80552172	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80552412	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80552453	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80552529	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80552552	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80553295	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80554707	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80554848	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80554897	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80555233	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80555498	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80555696	2/14/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80555753	2/14/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80639938	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80639946	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80639961	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80640001	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80640035	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80640043	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80640050	2/21/08	Equipment

Willbros Construction (U.S.), LLC.	Caterpillar Financial Services Corporation	DE	UCC/ Fed	80640076	2/21/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199585	4/07/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199635	4/07/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199684	4/07/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199734	4/07/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199809	4/07/08	Equipment

Willbros Construction (U.S.), LLC	Deere Credit, Inc.	DE	UCC/ Fed	81199833	4/07/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
WILL BROS CONSTRUCTION US LLC	U.S. Bancorp	DE	UCC/ Fed	90678505	3/03/08	Informational Purpose – serial numbers

B & H Maintenance and Construction, Inc.	Deere Credit, Inc.	NM	UCC/Financing Statement	20060005852K	3/27/06	Equipment

B & H Maintenance and Construction, Inc.	Deere Credit, Inc.	NM	UCC/Financing Statement	20060005854A	3/27/06	Equipment

B & H Maintenance and Construction, Inc.	Deere Credit, Inc.	NM	UCC/Financing Statement	20060005857E	3/27/06	Equipment

B & H Maintenance and Construction, Inc	Deere Credit, Inc	NM	UCC/Financing Statement	20060005968H	3/28/06	Equipment

B & H Maintenance & Construction, Inc.	Excel Machinery LTD	New Mexico	UCC/Financing Statement	20060020270M	10/18/06	Equipment

B & H Maintenance Construction, Inc.	CitiCapital Commercial Corporation	NM	UCC/Financing Statement	20060021003F	10/31/06	Equipment

B & H Maintenance Construction, Inc.	CitiCapital Commercial Leasing Corporation	NM	UCC/Financing Statement	20060021401H	11/03/06	Equipment

B & H Maintenance Const	Wagner Equipment Co.	New Mexico	UCC/Financing Statement	20080011450B	6/18/08	Equipment

B & H Maintenance & Construction	Lone Star Machinery Co., Inc.	U.S.A.	UCC/Financing Statement	20080013600A	7/15/08	Equipment

B & H Maintenance & Construction	Tom Growney Equipment, Inc.	NM	UCC/Financing Statement	20080018002B	9/19/08	Equipment

B & H Maintenance & Construction	Wagner Equipment Co.	New Mexico	UCC/Financing Statement	20080022521C	12/04/08	Equipment

B & H Maintenance and Construction, Inc.	CNH Capital America LLC	NM	UCC/Financing Statement	20090004561J	3/21/09	Equipment

B & H Maintenance and Construction, Inc.	CNH Capital America LLC	NM	UCC/Financing Statement	20090004562K	3/21/09	Equipment

UTILIX Corporation	Altex Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	1153486 1; 6339030 9 (continuation)	10/29/01; 9/29/06	Equipment

Utilix Corporation	CitiCapital Commercial Leasing Corporation	Delaware	UCC/Federal Lien/Financing Statement	2017420 5; 6215204 9 (continuation)	12/21/01;	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Utilix Corporation	Gelco Corporation dba GE Fleet Services	DE	UCC/Federal Lien/Financing Statement	2222742 3; 3329239 1 (assignment from CitiCapital Commercial Leasing Corporation): 2007 2057940 (continuation)	8/29/02; 12/15/03; 6/01/07	Equipment

Texas Electric Utility Construction, Inc. [sic]	Bankers Trust Co. as Custodian of Trustee	TX	UCC/Federal Lien/Financing Statement	98-160141; 03-00356446 (continuation); 08-00161046 (continuation)	8/06/98; 7/25/03; 5/09/08	Equipment

Texas Electric Utility Construction, LTD.	Wells Fargo Equipment Finance, Inc.	TX	UCC/Federal Lien/Financing Statement	05-0013399929	4/29/05	Equipment

Texas Electric Utility Construction LTD	Greater Bay Bank N.A.	TX	UCC/Federal Lien/Financing Statement	07-0001484680	1/12/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011098612	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011099299	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128222	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128333	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128555	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128666	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128777	4/03/07	Equipment

Texas Electric Utility Construction, LTD.	Komatsu Financial Limited Partnership	TX	UCC/Federal Lien/Financing Statement	07-0011128999	4/03/07	Equipment

Texas Electric Utility Construction, LTD	Continental Equipment Company L.P.	TX	UCC/Federal Lien/Financing Statement	07-0016146580	5/11/07	Equipment

Texas Electric Utility Construction, Ltd.	National City Commercial Capital Company, LLC	TX	UCC/Federal Lien/Financing Statement	08-0022450859	7/02/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Texas Electric Utility Construction, Ltd.	National City Commercial Capital Company, LLC	TX	UCC/Federal Lien/Financing Statement	08-0022450960	7/02/08	Equipment

Texas Electric Utility Construction, Ltd.	People’s Capital and Leasing Corp.	TX	UCC/Federal Lien/Financing Statement	08-0023081274	7/09/08	Equipment

Texas Electric Utility Construction, Ltd.	General Electric Capital Corporation	TX	UCC/Federal Lien/Financing Statement	08-0025228986	7/29/08	Equipment

Texas Electric Utility Construction, Ltd.	General Electric Capital Corporation	TX	UCC/Federal Lien/Financing Statement	08-0026716727	8/11/08	Equipment

Texas Electric Utility Construction, Ltd.	General Electric Capital Corporation	TX	UCC/Federal Lien/Financing Statement	08-0027537628	8/18/08	Equipment

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028241005; 09-00287895 (amendment –restated collateral description); as additional Debtor- Texas Electric Utility Construction, Ltd.	8/22/08; 10/14/09	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028241005)

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028241227; 08-00296654 (amendment – restated collateral description); as additional Debtor- Texas Electric Utility Construction, Ltd.	8/22/08; 9/05/08	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028241227)

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028241338 (as additional Debtor - Texas Electric Utility Construction, Ltd.)	8/22/08	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028241338)

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028241661 (as additional Debtor - Texas Electric Utility Construction, Ltd.)	8/22/08	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028241661)

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028241883 (as additional Debtor to Texas Electric Utility Construction, Ltd.)	8/22/08	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028241883).

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028277943 (as additional Debtor to Texas Electric Utility Construction, Ltd.)	08/25/08	Equipment

Texas Electric Utility Construction, Ltd.				As additional Debtor to InfrastruX Group, LLC (08-0028277943).

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028299452 (as additional Debtor to Texas Electric Utility Construction, LTD.).	08/25/08	Equipment

Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (08-0028299452).

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028299674; 09-00074865 named changed from InfrastruX Group, LLC); 09-00077719 (restated collateral description).	08/25/08; 3/17/09; 3/19/09	Equipment

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028300061 (as additional Debtor to Texas Electric Utility Construction, LTD.)	08/25/08	Equipment

Texas Electric Utility Construction, LTD.				08-0028300061 (as additional Debtor to InfrastruX Group, LLC).

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	08-0028867847; 09-00074859 (name changed from InfrastruX Group, LLC)	8/28/08; 3/17/09	Equipment

Texas Electric Utility Construction, Ltd.	General Electric Capital Corporation	TX	UCC/Federal Lien/Financing Statement	08-0029017390	8/29/08	Equipment

Texas Electric Utility Construction, Ltd.	People’s Capital and Leasing Corp.	TX	UCC/Federal Lien/Financing Statement	09-0004932198	2/19/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007225681	3/13/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007225792	3/13/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007226046	3/13/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007226268	3/13/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-00072265691; 09-00075618 (restated collateral description)	3/13/09; 3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007226591	3/13/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007226602	3/13/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007546243	3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007547264	3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007547597	3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007555455	3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007556143	3/17/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007583224	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007583335	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007583446	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007584023	3/18/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007584578	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007584689	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007597108	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007598341	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007598907	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007613945	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007614966	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007615210	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007615987	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007622157	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007622379	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-0007629972	3/18/09	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	TX	UCC/Federal Lien/Financing Statement	09-00027565620	10/01/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-075-8446-3	3/16/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-094-4342-3	4/04/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2001-101-6161-3	4/11/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-101-6163-7	4/11/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-113-9553-6	4/23/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-129-5412-1	5/08/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-142-9298-6	5/22/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-142-9299-3	5/22/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-157-3535-2	6/06/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-164-5663-8	6/13/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-164-5663-8	6/13/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-191-3643-8	7/10/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2007-198-5582-7	7/17/07	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-032-3413-2	2/01/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-056-9649-5	2/25/08	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-057-0170-0	2/25/08	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-059-1174-1	2/28/08	Equipment

InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-204-2809-5	7/22/08	Equipment

InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1916-5	8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1917-2; 2008-235-1952-3 (name changed from InfrastruX Group, LLC)	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1920-2; 2008-235-1956-1 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1921-9; 2008-235-1959-2 (name changed from InfrastruX Group, LLC); 2009-077-2343-3 (restated collateral; description).	8/22/08;	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1922-6; 2008-235-2108-3 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1923-3; 2008-235-2110-6 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1924-0; 2008-235-2112-0 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1925-7; 2008-235-2114-4 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1926-4; 2008-235-2115-1 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1927-1; 2008-235-2116-8 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1928-8; 2008-235-2119-9 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1929-5; 2008-235-2122-9 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1930-1; 2008-235-2124-3 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1933-2; 2008-235-2125-0 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1936-3; 2008-235-2127-4 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1944-8; 2008-235-2128-1 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1945-5; 2008-235-2131-1 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1946-2; 2008-235-2133-5 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1947-9; 2008-235-2134-2 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1949-3; 2008-235-2135-9 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1950-9; 2008-235-2137-3 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-1998-1; 2008-235-2139-7 (name changed from InfrastruX Group, LLC).	8/22/08; 8/22/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2140-3 (as additional Debtor to Texas Electric Utility Construction, LTD.)	8/22/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to Infrastrx Group, Inc. (2008-235-2140-3)
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2143-4 (as additional Debtor to Texas Electric Utility Construction, LTD.); 2009-287-3698-6 (restated collateral description)	8/22/08; 10/14/09	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-235-2143-4)
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2145-8; (as additional Debtor to Texas Electric Utility Construction, LTD.); 2008-248-4694-9 (restated collateral description).	8/22/08; 9/04/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-235-2145-8).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2146-5 (as additional Debtor to Texas Electric Utility Construction, LTD.);	8/22/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-235-2146-5).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2148-9 (as additional Debtor to Texas Electric Utility Construction, LTD.);	8/22/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-235-2148-9).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-235-2177-9 (as additional Debtor to Texas Electric Utility Construction, LTD.);	8/22/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-235-2177-9).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-238-2246-3 (as additional Debtor to Texas Electric Utility Construction, LTD.);	8/25/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-238-2246-3).

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Texas Electric Utility Construction, LTD.	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-238-2248-7 (as additional Debtor to Texas Electric Utility Construction, LTD.); 2009-072-1541-9 (name changed from InfrastruX Group, LLC); 2009-077-2438-6 (restated collateral description).	8/25/08; 3/13/09; 3/18/09	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-238-2248-7).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-238-2251-7 (as additional Debtor to Texas Electric Utility Construction, LTD.);	8/25/08	Equipment
Texas Electric Utility Construction, LTD.				As additional Debtor to InfrastruX Group, LLC (2008-238-2251-7).
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-240-3237-3	8/27/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-241-3599-9; 2009-072-1537-2 (name changed from InfrastruX Group, LLC); 2009-076-2123-4 (named changed from Texas Electric Utility Construction, LTD.).	8/28/08; 3/13/09; 3/17/09	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-242-3901-7	8/29/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-242-3905-5	8/29/08	Equipment
InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-247-4288-3	9/3/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-253-5965-3	9/09/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-266-9197-4	9/22/08	Equipment
InfrastruX Group, LLC	Gelco Corporation dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2008-274-1197-7	9/30/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-303-8800-6	10/29/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-303-8801-3	10/29/08	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-303-8803-7	10/29/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-303-8806-8	10/29/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-303-8808-2	10/29/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-305-9402-5	10/31/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-322-3667-1	11/17/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-322-3669-5	11/17/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-326-5190-0	11/21/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-326-5201-3	11/21/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-352-0981-8	12/17/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-352-0988-7	12/17/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2008-352-0989-4	12/17/08	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2009-077-2267-2	3/18/09	Equipment
InfrastruX Group, LLC	Altec Capital Services, LLC	WA	UCC/Federal Lien/Financing Statement	2009-082-3495-2	3/23/09	Equipment
InfrastruX Group, LLC	Gelco Corporartion dba GE Fleet Services	WA	UCC/Federal Lien/Financing Statement	2010-032-9214-4	2/01/10	Equipment
Integrated Service Company LLC	White Star Machinery & Supply	OK	UCC/Federal Lien/Financing Statement	E2007000958334	1/24/07	Equipment
Integrated Service Company LLC	White Star Machinery & Supply	OK	UCC/Federal Lien/Financing Statement	E2007012003823	10/4/07	Equipment
Gill Electric Service LTD	Clune & Company LC	TX	UCC/ Fed	07-0031193892	9/12/07	Equipment
Gill Electric Service, LTD	TCF Equipment Finance, Inc.	TX	UCC/ Fed	09-0015692234	6/03/09	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2011 3636969	09/22/11	Equipment
Willbros Utility T&D Holdings, LLC	General Electric Credit Corporation Of Tennessee	DE	UCC/Federal Lien/Financing Statement	2011 3675249	09/25/11	Equipment
Willbros Utility T&D Holdings, LLC	General Electric Credit Corporation Of Tennessee	DE	UCC/Federal Lien/Financing Statement	2011 3677732	09/26/11	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2011 4044668	10/20/11	Equipment
Willbros Utility T&D Holdings, LLC	General Electric Credit Corporation Of Tennessee	DE	UCC/Federal Lien/Financing Statement	2011 4113166	10/25/11	Equipment
Willbros Utility T&D Holdings, LLC	General Electric Credit Corporation Of Tennessee	DE	UCC/Federal Lien/Financing Statement	2011 4113190	10/25/2011	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2011 4236694	11/02/2011	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2011 4421551	11/17/11	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2011 4990613	12/28/11	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 0465270	02/06/12	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 0488868	02/07/12	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 0673188	02/21/12	Equipment
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 0949711	03/12/12	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 1007469	03/15/12	Equipment

Willbros Utility T&D Holdings, LLC	Gelco Corporation Dba Ge Fleet Services	DE	UCC/Federal Lien/Financing Statement	2012 1641895	04/27/12	Equipment

Willsbros United States Holdings, Inc.	Ricoh Americas Corporation	DE	UCC/Federal Lien/Financing Statement	2011 2404914	06/22/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 2746207	07/18/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 2867755	07/26/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 2867813	07/26/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 3250563	08/22/11	Equipment

Willsbros United States Holdings, Inc.	Merchants Capital Resources, Inc.	DE	UCC/Federal Lien/Financing Statement	2011 3813816	10/04/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4007665	10/18/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4008283	10/18/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4123371	10/26/11	Equipment

Willsbros United States Holdings, Inc.	Beverly Bank & Trust Company NA	DE	UCC/Federal Lien/Financing Statement	2011 4161066	10/27/11	Equipment

Willsbros United States Holdings, Inc.	Beverly Bank & Trust Company NA	DE	UCC/Federal Lien/Financing Statement	2011 4352509	11/11/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4500875	11/23/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4929330	12/22/11	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2011 4929579	12/22/11	Equipment

Willsbros United States Holdings, Inc.	Donlen Trust	DE	UCC/Federal Lien/Financing Statement	2011 4984509	12/28/11	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
Willsbros United States Holdings, Inc.	First National Capital Corporation	DE	UCC/Federal Lien/Financing Statement	2012 0233637	01/19/12	Equipment

Willsbros United States Holdings, Inc.	First National Capital Corporation	DE	UCC/Federal Lien/Financing Statement	2012 0324733	01/26/12	Equipment

Willsbros United States Holdings, Inc.	First National Capital Corporation	DE	UCC/Federal Lien/Financing Statement	2012 0854630	03/06/12	Equipment

Willsbros United States Holdings, Inc.	Oprema Fund	DE	UCC/Federal Lien/Financing Statement	2012 1003153	03/15/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 1013343	03/15/12	Equipment

Willsbros United States Holdings, Inc.	Prime Alliance Bank	DE	UCC/Federal Lien/Financing Statement	2012 1374638	04/10/12	Equipment

Willsbros United States Holdings, Inc.	CCA Financial, LLC	DE	UCC/Federal Lien/Financing Statement	2012 1468216	04/17/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 1581653	04/24/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 2016634	05/24/12	Equipment

Willsbros United States Holdings, Inc.	Altec Capital Services, LLC	DE	UCC/Federal Lien/Financing Statement	2012 2249284	06/01/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 3387059	08/31/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 3450089	09/06/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 3497924	09/11/12	Equipment

Willsbros United States Holdings, Inc.	Republic Bank	DE	UCC/Federal Lien/Financing Statement	2012 3528488	09/13/12	Equipment

Willbros Construction (U.S.), LLC	United Rentals Northwest, Inc.	DE	UCC/Federal Lien/Financing Statement	2010 2551798	07/22/10	Equipment

Willbros Construction (U.S.), LLC	United Rentals Northwest, Inc.	DE	UCC/Federal Lien/Financing Statement	2011 3848895	10/06/11	Equipment

Willbros Construction (U.S.), LLC	United Rentals Northwest, Inc.	DE	UCC/Federal Lien/Financing Statement	2011 3848960	10/06/11	Equipment

Willbros Construction (U.S.), LLC	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2011 5018372	12/29/11	Equipment

Debtor	Secured Party	JD	Index	UCC #	Filing Date	Sec. Interest
B & H Maintenance & Construction, Inc.	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0012312	01/03/12	Equipment

B & H Maintenance & Construction, Inc.	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0012528	01/03/12	Equipment

B & H Maintenance & Construction, Inc.	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0012635	01/03/12	Equipment

B & H Maintenance & Construction, Inc.	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0012817	01/03/12	Equipment

B & H Maintenance & Construction, Inc.	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0012940	01/03/12	Equipment

Willbros Construction (U.S.), LLC	Wagner Equipment Company	DE	UCC/Federal Lien/Financing Statement	2012 0265589	01/23/12	Equipment

Willbros Construction (U.S.), LLC	Komatsu Financial Limited Partnership	DE	UCC/Federal Lien/Financing Statement	2012 0529398	02/09/12	Equipment

Willbros Construction (U.S.), LLC	Komatsu Financial Limited Partnership	DE	UCC/Federal Lien/Financing Statement	2012 0529406	02/09/12	Equipment

SCHEDULE 6.02(A)

Existing Debt as of the Closing Date

Current Maximum
Notes between Willbros United States Holdings, Inc and Imperial Credit Corporation to finance insurance premiums	$10,860,020
Local revolving credit facilities:

Commitment Letter with Scotiabank and Willbros Canada Holdings ULC and Willbros Construction Services (Canada) L.P dated August 5, 2009 with an authorized amount of $28,000 for the issuance of standby letters of credit or letters of guarantee and an authorized limit of $125,000 related to the Scotia Visa Business Card.

CAD500,000
Bill Discounting Facility between The Oman Construction Company, LLC and the Oman International Bank S.A.O.G	OMR750,000
Guarantee Facility between The Oman Construction Company, LLC and the Oman International Bank S.A.O.G	OMR2,500,000

Capital Leases
Capital Lease between Willbros Construction Services (Canada) LP and Canada West Bank	479,426.48 CAD
Capital Lease between Willbros Construction Services (Canada) LP and Transaction Lease Systems	182,238.82 CAD
Capital Lease between Willbros Midwest Pipeline Construction (Canada) LP and Transaction Lease Systems	208,013.16 CAD
Capital Lease between Willbros Construction Services (Canada) LP and Transaction Lease Systems	543,233.37 CAD
Wink Engineering LLC – various capital leases	$2,788,887.27
Capital Lease between Willbros Construction (US) LLC and Cat Finance (PLM)	$11,029,995.48

Infrastrux Capital Leases and Vendor Debt

CAPITAL LEASES by LESSOR
Lessor		Leases Outstanding	UtilX		Lineal	InterCon	Trafford		Texas Electric Utility Construction Management	Chapman	Flowers		Gill		B & H		Hawkeye
Altec	$304,088	8	$		$	$	$		$115,723	$		$—	$		$		$188,366
Bank of America	315,110	4															315,110
Clune & Company	7,821	1												7,821
Commerce (TD Equipment)	982,987	11															982,987
GE Capital	1,088,654	3															1,088,654
GE Fleet	2,945,513	26		2,364					1,170,371			1,497,090		33,465		173,250	68,973
Hibernia	173,294	1								173,294
Jefferson	40,311	9															40,311
Key Equipment	7,816	1															7,816
Total Obligation Due	5,865,594			2,364					1,286,093	173,294		1,497,090		41,286		173,250	$2,692,216

VENDOR DEBT by CREDITOR
Creditor	3/31/2010	3/31/2010 Loans Outstanding	UtilX		Lineal	InterCon	Trafford		Texas Electric Utility Construction Management	Chapman	Flowers		Gill		B & H		Hawkeye
Caterpillar	$1,737,901	5	$		$55,820		$		$—	$1,682,081	$		$		$		$—
Citicapital	102,898	1															102,898
CNH Capital	441,185	5			3,467									413,392			24,327
Daimler Chrysler	887	1															887
Ford Credit	33,599	17															33,598
John Deere	132,297	1			132,297
Komatsu Financial	35,592	1							35,592
Kubota Credit Corporation	6,866	1						6,866
TFS Capital Funding	653,071	1								653,071
Total Obligation Due	$3,144,296		$		$191,585	$		$6,866	$35,592	$2,335,153	$			$413,392		$—	$161,710

Bank Guarantees between The Oman Construction Company with Oman International Bank, S.A.O.G

BANK GUARANTEE NO.	AMOUNT RO	EQUIV. US$	EXPIRY DATE	BENEFICIARY
MNF 03-124010	21,080.000	54,808.00	10-Oct-10	Al Habtoor Motor – Dubai
OGCMNF08009321		50,000.00	21-Nov-10	Al Jaber Transport & General Contracting LLC
Guarantee / Stdby Letter of Credit # OGOMNF09010265	AED50,000 Equiv to RO5,270.000	13,702.00	19-Mat-10	Ministry Of Economy Abu Dhabi (Issued on behalf of Willbros Engineers (UAE) Branch
OGCMNF10013205	20,000	52,000	31-Aug-10	PDO – Off Plot delivery contract (North & South) Tender #C311162-4
OGCMNF10012973	7,700	20,020.00	31-Aug-10	PDO Bid Amal Steam Surface Facilities Tender #C31152-Off Plot

Surety Bonds

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM

Customs Bond

080605007	WILLBROS UNITED STATES HOLDINGS, IN	UNITED STATES CUSTOMS SERVICE	U.S. Customs Activity Code 1-Importer/Broker Bond; Customs Bond No. 9908K2	$50,000.00	$375.00

			Customs Bond Subtotal	$50,000.00	$375.00

Guarantee Payment Bond

104906858	INTEGRATED SERVICE COMPANY, LLC	FLORIDA CONSTRUCTION INDUSTRY LICENSING	Contractor’s Tax Bond	$100,000.00	$600.00

			Guarantee Payment Bond Subtotal	$100,000.00	$600.00

License/Permit Bond

022011303	WILLBROS ENGINEERS, INC. (NOW KNOW	STATE OF WISCONSIN	Nonresident Contractor’s Surety Bond	$2,687,970.00	$20,160.00

022011305	WILLBROS ENGINEERS (U.S.), LLC	STATE OF ARIZONA	A-12 Sewers, Drains and Pipe Laying	$45,000.00	$338.00

022011308	WILLBROS CONSTRUCTION (U.S.), LLC	ANDERSON COUNTY	Anderson County Road Service	$20,000.00	$150.00

022011309	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00

022011310	WILLBROS CONSTRUCTION (U.S.), LLC	LEON COUNTY, TEXAS	County Road Use	$40,000.00	$300.00

022011311	WILLBROS CONSTRUCTION (U.S.), LLC	TEXAS DEPARTMENT OF TRANSPORTATION	Superheavy/Oversize Permit Bond (Annual)	$10,000.00	$100.00

022011313	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF NEVADA	Nevada State Contractors Bond	$30,000.00	$225.00

022011319	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF ARIZONA	A-12 Sewers, Drains and Pipe Laying	$5,000.00	$100.00

022011321	WILLBROS ENGINEERS (U.S.), LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00

022011322	WILLBROS ENGINEERS (U.S.), LLC	STATE OF MISSOURI	Transient Employer Surety Bond	$5,000.00	$100.00

022011323	WILLBROS CONSTRUCTION (U.S.), LLC	BOARD OF MISSISSIPPI LEVEE COMMISSIONER	Hauling over the Landside Levee Berm and Crown From: Stations 6368 to 6483	$15,000.00	$113.00

022011325	INTEGRATED SERVICE COMPANY, LLC	STATE OF IOWA	Out-of-State Contractor Blanket Bond	$50,000.00	$300.00

022011326	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF MISSOURI	Special Fuel User	$500.00	$100.00

022011327	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF OREGON	Contractor’s License Bond	$15,000.00	$113.00

022011328	WILLBROS ENGINEERS (U.S.), LLC	STATE OF WASHINGTON	Continuous Contractor’s License Bond	$12,000.00	$100.00

022011329	WILLBROS CONSTRUCTION (U.S.), LLC	NAVARRO COUNTY PRECINCT 1	Road Usage - various Roads in Navarro County Precinct 1	$30,000.00	$225.00

022011330	WILLBROS CONSTRUCTION (U.S.), LLC	NAVARRO COUNTY PRECINCT 2	Road Usage - various Roads in Navarro County Precinct 2	$30,000.00	$225.00

022025825	CONSTRUCTION & TURNAROUND SERVIC	STATE OF NEVADA	Contractor’s License Bond (C-28 Fabricating Tanks)	$50,000.00	$375.00

022029087	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF MISSISSIPPI	Blanket Contractor’s Tax Bond	$1,274,400.00	$7,646.00

103103191	INTEGRATED SERVICE COMPANY, LLC	STATE OF ARIZONA	Taxpayer Bond for Contractor	$7,000.00	$100.00

103103192	INTEGRATED SERVICE COMPANY, LLC	STATE OF ARIZONA	Class - L	$2,500.00	$100.00

104208299	INTEGRATED SERVICE COMPANY, LLC DB	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00

104208301	CONSTRUCTION & TURNAROUND SERVIC	MISSOURI DEPARTMENT OF REVENUE	Transient Employer Surety Bond	$5,000.00	$100.00

104208304	CLAYTON WIPSON HUGHES	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$100.00

104208306	CONSTRUCTION & TURNAROUND SERVIC	STATE OF CALIFORNIA	Contractor’s Bond; CA License No. 769138	$12,500.00	$100.00

104208307	INTEGRATED SERVICE COMPANY, LLC DB	MISSOURI DEPARTMENT OF REVENUE	Transient Employer Surety Bond	$5,000.00	$100.00

104208308	INTEGRATED SERVICE COMPANY, LLC	STATE OF ALASKA	Construction Contractor Surety Bond	$7,650.00	$100.00

104208311	INTEGRATED SERVICE COMPANY, LLC DB	STATE OF TEXAS	Sales Tax Bond	$7,650.00	$100.00

104208325	CLAYTON HUGHES	STATE OF OKLAHOMA	Mechanical Contractor Bond	$5,000.00	$100.00

104399675	INTEGRATED SERVICE COMPANY OF OKL	STATE OF CALIFORNIA	Contractor’s Bond; CA License No. 711791	$12,500.00	$100.00

104399690	INTEGRATED SERVICE COMPANY, LLC DB	MISSOURI DEPARTMENT OF REVENUE	Sales and Use Tax Surety Bond	$1,000.00	$100.00

104477779	CONSTRUCTION & TURNAROUND SERVIC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00

104477784	ARLO B. DEKRAAI	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$125.00

104477789	DANIEL ARNETT	STATE OF OKLAHOMA	Mechanical Contractor License Bond	$5,000.00	$100.00

104477843	CONSTRUCTION & TURNAROUND SERVIC	STATE OF WASHINGTON	Contractor’s Surety Bond	$6,000.00	$100.00

104588565	CONSTRUCTION & TURNAROUND SERVIC	STATE OF ALASKA	Construction Contractor Surety Bond	$10,000.00	$100.00

104906860	INTEGRATED SERVICE COMPANY, LLC	CITY OF BIRMINGHAM	Clearing, Earthwork and other Land Disturbing Activity on the Land Described as	$3,000.00	$100.00

105356815	INTEGRATED SERVICE COMPANY, LLC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00

105356817	INTEGRATED SERVICE COMPANY OF OKL	STATE OF WASHINGTON	Continuous Contractor’s Surety Bond	$12,000.00	$100.00

105356819	CONSTRUCTION & TURNAROUND SERVIC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00

			License/Permit Bond Subtotal	$4,506,670.00	$32,995.00

Performance and Payment Bond

022011300	WILLBROS CONSTRUCTION (U.S.), LLC	KINDER MORGAN TEJAS PIPELINE LLC	2008 24” Goodrich Pipeline Project - Agreement No. 08CA51800HOU; 67 Miles o	$16,500,000.00	$247,500.00

022011301	WILLBROS CONSTRUCTION (U.S.), LLC	MOSS BLUFF HUB, LLC	Moss Bluff Storage Facility Withdrawal Separator Replacement in Liberty County	$766,046.00	$5,745.00

022015772	WILLBROS RPI, INC.	EGAN HUB STORAGE, LLC	Construction Contract No. E-1973 - 2006 Egan Storage Horsepower Expansion P	$9,400,000.00

022019546	WILLBROS RPI, INC.	SOUTHEAST SUPPLY HEADER, LLC	Contract No. E-071990 - Spread 1 - Construction of approximately 105 Miles of 4	$58,265,803.00	$873,987.00

022019547	WILLBROS RPI, INC.	SOUTHEAST SUPPLY HEADER, LLC	Contract No. E-071992 - Spread 3 - Construction of approximately 83 Miles of 36	$42,567,944.00	$638,519.00

022029084	WILLBROS CONSTRUCTION (U.S.), LLC	LOUISIANA MIDSTREAM GAS SERVICES, LLC	Work Order AFE#910539 - Mansfield Lateral 7 West - Construction of 10” and 12	$1,298,863.00	$7,793.00

022029085	WILLBROS GOVERNMENT SERVICES (U.S	NAVAL FACILITIES ENGINEERING COMMAND SP	Clean, Inspect and Repair Eleven (11) JP-5 Storage Tanks at NAS Lemoore, CA	$508,708.00	$3,052.00

022029086	WILLBROS GOVERNMENT SERVICES (U.S	NAVAL FACILITIES ENGINEERING COMMAND SP	Clean, Inspect, and Repair Storage Tanks 5 and 17, at the Red Hill Complex, FIS	$3,829,149.00	$22,975.00

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF .	EXP .
Notary Public Bond

104508736	JANET Y. HENDRICKS	OFFICE OF THE SECRETARY OF STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$30.00	08/22/2006	08/22/2010

15920533	JANICE SLATER	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	12/10/2008	12/10/2012

15960497	MARGARET H. BOWN	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	10/22/2009	10/22/2013

58653032	DEBBIE N. BOLTON	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$25.00	03/25/2008	03/25/2012

58660887	KATHY E. ALEXANDER	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$25.00	02/27/2009	02/27/2013
			Notary Total	$23,000.00	$ 180.00 Total Bonds = 5

Bond No.	Principal	Obligee	Bond Name	Bond Amount	Expiration Date
022029092	B&H Maintenance and Construction, Inc.	New Mexico Self-Insurers’ Guarantee Fund Commission	Workers Compensation Self-Insurance Bond	$250,000	7/1/2011

InfrastruX Group, LLC

Surety Bond Balances

Open Bonds s

Bond Number	Surety	Principal	Obligee	BOND	Bond Amount	Expiration Date
6237446	Safeco	B & H	State of Arizona	Contractors License Bond (Class A General Engineering)	$70,000	9/26/2010
6255336	Safeco	B & H	State of Nevada	Contractors License Bond	$50,000	3/12/2011
6229615	Safeco	B & H	State of Arizona	Contractors License (Class A-12 Commercial Drains & Pipe)	$40,000	7/27/2010
6241609	Safeco	B & H	State of Nebraska, Dept. of Revenue	Tax Bond	$20,000	10/21/2010
6237240	Safeco	B & H	State of Oregon	Contractors License Bond	$15,000	8/28/2010
6642097	Safeco	B & H	Stat of Arkansas	Contractors License Bond	$10,000	7/8/2010
6246560	Safeco	B & H	State of New Mexico	Independent Insurance Adjuster Bond	$10,000	6/24/2010
6229633	Safeco	B & H	State of New Mexico	Permit Bond	$7,000	7/8/2010
6246554	Safeco	B & H	County of La Plata, Colorado	Right-of-Way Bond	$5,000	5/30/2011
6237445	Safeco	B & H	City of El Paso, TX	License/Permit Bond for Paving	$5,000	10/7/2010
6241587	Safeco	B & H	City of Albuquerque	Contractor Excavation Bond	$5,000	10/14/2010
6246542	Safeco	B & H	State of New Mexico	Contractors license Bond	$5,000	6/2/2010
6241601	Safeco	B & H	City of Albuquerque	Licence/Permit for payment of permit fees	$1,000	10/20/2010
		B & H Total			$243,000
6517185	Safeco	Chapman	Western Farmers Electric Cooperative	Performance and Payment	$3,873,307	12/19/2008
6517206	Safeco	Chapman	Western Farmers Electric Cooperative	Performance and Payment	$1,296,631	12/19/2008
6517205	Safeco	Chapman	Western Farmers Electric Cooperative	Performance and Payment	$2,813,050	12/29/2008
6567223	Safeco	Chapman	State of Nevada	Contractors License Bond	$50,000	8/3/2010
6605947	Safeco	Chapman	City of Irving, TX	License/Permit Bond	$50,000	12/18/2010
6567218	Safeco	Chapman	State of Louisiana	Tax Bond	$28,750	4/14/2009
6605903	Safeco	Chapman	City of Fort Worth, TX	Street and Storm Drain Contractor’s Bond	$25,000	10/1/2010
6672544	Safeco	Chapman	State of Texas, Dept. of Transportation	Permit Bond	$10,000	8/31/2010
6567222	Safeco	Chapman	State of Arkansas	Contractors License Bond	$10,000	5/2/2011
6567229	Safeco	Chapman	State of Louisiana	Tax Bond	$7,445	4/30/2009
6605902	Safeco	Chapman	State of New Mexico	Contractors License Bond	$5,000	10/1/2010
6567224	Safeco	Chapman	City of Garland, TX	General Repair Bond	$5,000	6/11/2010
6567253	Safeco	Chapman	Town of Flower Mound	Sidewalk Repair Bond	$4,000	6/2/2010
6605927	Safeco	Chapman	City of Bedford, TX	Cement Contractor License Bond	$2,500	11/22/2010
6567304	Safeco	Chapman	City of Corsicana, TX	Right-of-Way Bond	$2,500	9/5/2010
6605949	Safeco	Chapman	City of Mesquite, TX	Contractors License Bond	$2,000	1/15/2011
6605991	Safeco	Chapman	State of Louisiana	Tax Bond	$2,109	4/27/2011
6567221	Safeco	Chapman	State of Arizona	Contractors License Bond	$5,000	4/10/2011
		CHAPMAN Total			$8,192,292
6605936	Safeco	Flowers	City of Sanger, TX	Maintenance Bond	$51,800	11/25/2010
6222495	Safeco	Flowers	City of Irving, TX	Blanket Right of Way Permit	$50,000	6/25/2010
6605925	Safeco	Flowers	City of Fort Worth, TX	Street and Storm Drain Contractor’s Bond	$25,000	10/16/2010
6605924	Safeco	Flowers	City of Fort Worth, TX	Parkway Contractors License Bond	$10,000	10/15/2010
6346540	Safeco	Flowers	Williamson County	Contractors License Bond	$5,000	1/10/2011
6306009	Safeco	Flowers	City of Bridgeport, TX	Right of Way Excavation License	$5,000	3/3/2011
6306028	Safeco	Flowers	City of Garland, TX	General Repair Licencse Bond	$5,000	3/29/2011
		FLOWERS Total			$151,800

6642117	Safeco	Gill	Concho Valley Electric Cooperative	Performance/Payment Bond	$1,696,927	8/5/2010
6672534	Safeco	Gill	City of Denton	Performance and Payment	$120,475	10/15/2010
6672536	Safeco	Gill	State of New Mexico	Contractors License Bond	$10,000	10/22/2010
6255323	Safeco	Gill	State of Arkansas	Contractors License Bond	$10,000	2/18/2011
		GILL Total			$1,837,402
6672620	Safeco	Hawkeye	Bangor Hydro-Electric Company	Performance and Payment	$16,169,097	5/4/2012
6567290	Safeco	Hawkeye	Brentwood Public Library	Maintenance Bond	$828,791	9/1/2010
6672593	Safeco	Bemis	Vermont Electric Cooperative	Performance/Payment Bond	$763,741	3/16/2012
6642140	Safeco	Bemis	NEA, LLC	Performance and Payment—Transmission Line Refurbishment	$609,744	9/21/2010
6672549	Safeco	Hawkeye	Suffolk County	Maintenance Bond - Suffolk County Sewer district	$602,757	11/20/2011
6672554	Safeco	Hawkeye	NSTAR Electric & Gas Corporation	Performance and Payment	$459,506	12/1/2010
6642139	Safeco	Bemis	NEA, LLC	Performance and Payment—Pratts Junction to Flagg Pond	$413,216	9/21/2010
6642116	Safeco	Halpin	North Attleborough Electric Dept.	Performance and Payment	$284,680	8/4/2010
6672594	Safeco	hawkeye	New York Power Authority	Performance and Payment	$262,780	3/3/2011
6567248	Safeco	Hawkeye	Local Union No. 25	Fringe Benefit Bond	$175,000	5/21/2011
6672559	Safeco	Hawkeye	New York Power Authority	Performance and Payment	$162,700	12/21/2010
6642069	Safeco	Hawkeye	Local Union No. 400 (New Jersey)	Fringe Benefit Bond	$105,000	5/19/2011
6465522	Safeco	Hawkeye	State of New York, Dept. of Transportation	Blanket Performance Bond	$100,000	1/12/2011
6672598	Safeco	Hawkeye	State of New York, Dept. of Transportation	Blanket Performance Bond	$100,000	3/11/2011
6517141	Safeco	Hawkeye	Local Union No. 731 (New York)	Fringe Benefit Bond	$100,000	10/25/2010
6642098	Safeco	Hawkeye	Local Union No. 229 (Pennsylvania)	Fringe Benefit Bond	$60,000	7/9/2010
6465515	Safeco	Hawkeye	Open Access	Subcontract Performance and Payment	$44,075	12/10/2007
6567275	Safeco	Hawkeye	Village of Rockville Centre	Maintenance Bond—Concrete Wall Work	$41,500	7/24/2010
6465471	Safeco	Hawekeye	Air Liquide	Maintenance Bond	$34,915	8/13/2010
6465541	Safeco	Hawekeye	Local Union No. 456 (New Jeresey)	Fringe Benefit	$60,000	3/6/2011
6517181	Safeco	Hawekeye	IBEW Local Union No. 3 - White plains office	Fringe Benefit	$25,000	2/13/2011
6517202	Safeco	Hawekeye	City of Saco	Permit Bond	$25,000	3/21/2011
6672626	Safeco	Hawekeye	Village of Sloatsburg	Permit Bond	$10,000	5/17/2011
6642119	Safeco	Halpin	Town of Manchester, CT	Permit Bond	$10,000	8/11/2010
6642129	Safeco	Halpin	Town of Windsor, CT	Excavating License Bond	$10,000	8/27/2010
6567308	Safeco	Hawkeye	Town of Oyster Bay	Road Opening Permit Bond	$10,000	9/10/2010
6642120	Safeco	Halpin	Town of Southington	Right-of-Way Permit Bond	$5,000	8/11/2011
6642087	Safeco	Halpin	Town of Farmington, CT	Permit Bond	$5,000	6/17/2010
6567294	Safeco	Hawkeye	Town of Babylon	Permit Bond	$1,000	8/21/2010
6642143	Safeco	Halpin	Town of Duxbury, MA	Road Opening Permit Bond—Jeremiah Drive	$1,500	9/21/2010
6642142	Safeco	Halpin	Town of Duxbury, MA	Road Opening Permit Bond—Cord Wood Path	$1,500	9/21/2010
6465503	Safeco	Hawkeye	Town of Babylon	Performance Bond	$1,000	7/27/2010
6605930	Safeco	Hawkeye	Local No. 282	fringe benefit	$20,000	4/29/2011
6642109	Safeco	Halpin	Town of Berlin, CT	Permit Bond	$1,000	7/24/2010
6605908	Safeco	Hawekeye	State of New York	Independent Insurance Adjuster’s Bond - Daniel Sandoval	$1,000	12/31/2010
6605909	Safeco	Hawekeye	State of New York	Independent Insurance Adjuster’s Bond—Linda Cusack	$1,000	12/31/2010
		HAWKEYE Total			$21,505,502

6642076	Safeco	Intercon	Qwest Government Services	Subcontract P&P - Terrapin South Route	$3,203,191	5/27/2010
6642117	Safeco	Intercon	Concho Valley Electric Cooperative	Performance/Payment Bond	$1,696,927	8/5/2010
6672575	Safeco	Intercon	Basic Construction Company	Subcontract P&P - Kiln Creek Interceptor/Route 171 Interceptor	$535,400	1/14/2011
6163361	Safeco	Intercon	Iowa Workforce Development	Out of State Contractor Blanket Bond	$50,000	4/9/2011
6397639	Safeco	Intercon	Local Union 597, Chicago, IL	Fringe Benefit Bond	$40,000	6/30/2010
6642112	Safeco	Intercon	Local Union 825, New Jersey	Fringe Benefit Bond	$25,000	7/28/2010
6517143	Safeco	Intercon	City of Bridgeport	Payment Bond	$20,000	11/1/2010
6246566	Safeco	Intercon	State of Nebraska, Dept. of Revenue	Nonresident Contractors Tax Bond	$20,000	9/30/2010
6166798	Safeco	Intercon	State of Arizona	Contractors license (Class L-5 Horizontal Drilling)	$10,000	7/7/2010
6517110	Safeco	Intercon	State of Connecticut DOT	Permit Bond - Ash Creek Crossings	$10,000	8/28/2010
6517120	Safeco	Intercon	Town of Grand Chute, WI	Permit Bond	$10,000	9/14/2010
6193496	Safeco	Intercon	State of Washington	Specialty Contractors License Bond	$6,000	1/24/2011
6605935	Safeco	Intercon	Town of Munster, IN	Contractors License Bond	$5,000	11/20/2010
6163360	Safeco	Intercon	City of Sun Prairie, WI	License Bond	$5,000	4/2/2011
6163362	Safeco	Intercon	State of Alaska	Contractors License Bond for Underground Utilities	$5,000	5/14/2011
6174937	Safeco	Intercon	Laborers Pension and Welfare Funds, IL	Fringe Benefit Bond	$5,000	9/20/2010
6346475	Safeco	Intercon	City of Wisconsin Rapids	Excavation Permit Bond	$5,000	6/21/2010
6188718	Safeco	Intercon	City of Milwaukee	Concrete Contractor’s License Bond	$5,000	12/31/2010
6193489	Safeco	Intercon	State of Missouri,	Transient Employer Tax Bond	$5,000	1/3/2011
6672569	Safeco	Intercon	City of Madison, WI	License Bond, Concrete, Asphalt, Mudjackers	$5,000	1/1/2011
6672556	Safeco	Intercon	City of Mason City, Iowa	Sidewalk Contractors License Bond	$2,500	12/11/2010
6166797	Safeco	Intercon	Town of Madison, WI	Contractors License Bond for Underground Utilities	$2,000	6/30/2009
6166796	Safeco	Intercon	State of Arizona, Dept. of Revenue	Tax Bond	$2,000	6/16/2009
6163359	Safeco	Intercon	County of Autagamie, Appleton, WI	License/Permit Bond	$1,000	3/26/2011
6174935	Safeco	Intercon	State of Illinois, Dept. of Transportation	Permit Bond	$1,000	9/12/2010
6166795	Safeco	Intercon	State of Kentucky	Highway Use Bond	$1,000	6/20/2009
		INTERCON Total			$5,676,018
6517204	Safeco	Lineal	Dominion Transmission	Performance	$11,124,460	7/7/2009
6605997	Safeco	Lineal	Dominion Transmission	Performance	$2,154,512	4/13/2011
6397670	Safeco	Lineal	West Virgnia Division of Labor	Wage and Welfare Bond	$41,000	4/22/2011
6567237	Safeco	Lineal	Wayne Township	Permit Bond - Heavy Equipment Hauling	$37,500	5/6/2011
6642061	Safeco	Lineal	Kiskiminetas Township	Street use Permit Bond	$22,500	5/5/2011
6642060	Safeco	Lineal	Washington Township Supervisors	Overweight Street Use Permit Bond	$13,750	5/1/2011
6465508	Safeco	Lineal	Commonwealth of Pennsylvania, DOT	Permit Bond	$10,000	8/11/2010
6642066	Safeco	Lineal	Plumcreek Township	Street use Permit Bond	$4,800	5/14/2011
6642099	Safeco	Lineal	King George County, VA	Permit Bond - removal of stone drive	$1,000	7/9/2010
6346501	Safeco	Lineal	Pennsylvania Turnpike Commission	Financial Guarantee Bond	$3,000	9/23/2010
		LINEAL Total			$13,412,522

6605941	Safeco	TEUC	Paul Pogue LP	Subcontract Performance and Payment	$546,681	12/9/2009
6465482	Safeco	TEUC	Denton CO. Elect. Coop d/b/a Coserv Elect.	Performance/Payment - Rockhill Hwy 380	$124,613	5/25/2008
6465563	Safeco	TEUC	Denton CO. Elect. Coop d/b/a Coserv Elect.	Performance/Payment	$118,372	4/24/2008
6642157	Safeco	TEUC	Brasfield & Gorrie, L.L.C	Ranch House, Subcontract No. 10309-004-Electrical	$258,955	10/21/2010
6166728	Safeco	TEUC	City of Irving, TX	Right-of-Way Bond	$75,000	5/10/2011
6346465	Safeco	TEUC	City of Irving, TX	License/Permit Bond	$50,000	5/25/2011
6174961	Safeco	TEUC	City of Forth Worth, TX	Street and Storm Drain Contractors License	$25,000	7/17/2010
6202745	Safeco	TEUC	Texas DOT	Permit Bond - Over Axel / Over Gross Weight	$15,000	4/10/2010
6255350	Safeco	TEUC	City of Southlake, TX	Blanket Street Cutting Permit Bond	$10,000	3/24/2011
6672595	Safeco	Infrastrux T&D Services	Trinity Railway Express	Payment Bond	$10,000	3/4/2011
6306037	Safeco	TEUC	City of Garland, TX	General Repair Bond	$5,000	4/24/2011
6605967	Safeco	TEUC	City of Garland, TX	General Repair Bond	$5,000	2/4/2011
6397590	Safeco	TEUC	City of Denison	Utility Contractor / Code Compliance License Bond	$5,000	1/31/2011
6202824	Safeco	TEUC	City of Sherman, TX	Electrical Contractors License Bond	$2,000	3/17/2011
6163363	Safeco	TEUC	City of Denison	Electrician License bond	$2,000	5/1/2011
6184479	Safeco	TEUC	City of Sherman, TX	Permit Bond	$2,000	10/5/2010
		TEUC Total			$1,254,621
6672579	Safeco	Trafford	City of Richmond, VA	Performance/Payment - New Gas & Water Facilities	$6,000,000	11/26/2010
6672573	Safeco	Trafford	City of Richmond, VA	Performance/Payment - Annual Gas Renewl Services	$6,000,000	1/31/2011
6567247	Safeco	Trafford	County of Hanover	Performance & Payment Bond	$647,955	5/21/2009
6465564	Safeco	Trafford	State of Connecticut, DOT	Permit Bond	$20,000	4/24/2010
6241602	Safeco	Trafford	State of New York, Dept. of Trans.	Blanket Permit Bond	$12,000	10/20/2010
6237229	Safeco	Trafford	Town of Trumbull, CT	Street Excavating License Bond	$10,000	8/25/2010
6199448	Safeco	Trafford	Town of East Hartford, CT	Drain Layer’s Bond	$10,000	12/31/2010
6199446	Safeco	Trafford	Town of Wethersfield, CT	Street Excavation, Drain Layer, License Bond	$10,000	12/31/2010
6199447	Safeco	Trafford	City of Hartford, CT	Street Excavation and Pavement Bond	$10,000	12/31/2010
6199449	Safeco	Trafford	Town of West Hartford, CT	Street Excavator Bond	$10,000	12/31/2010
6517198	Safeco	Trafford	Town of Manchester	Permit Bond	$10,000	3/21/2011
6397594	Safeco	Trafford	Town of Newington	Drain Layer and Street Excavation Bond	$10,000	12/31/2010
6202834	Safeco	Trafford	Town of Rocky Hill, CT	Right-0f-Way	$10,000	3/18/2011
6199445	Safeco	Trafford	Town of Glastonbury, CT	Right-of-Way and Drain Laying License Bond	$5,000	12/31/2010
6166726	Safeco	Trafford	City of New Britain, CT	Concrete License Bond	$5,000	3/31/2011
6202835	Safeco	Trafford	City of Torrington, CT	Right of Way/ Road Use Permit	$5,000	3/18/2011
6605974	Safeco	Trafford	City of Satsuma, Alabama	Right of Way/ Road Use Permit	$5,000	2/19/2011
6246527	Safeco	Trafford	City of Raleigh, NC	Permit Bond	$5,000	5/4/2011
6605958	Safeco	Trafford	Virginia Dept. of Transportation	Permit Bond	$5,000	1/15/2011
6605985	Safeco	Trafford	City of Hampton, VA	Right-of-Way Permit, Various Locations	$3,000	3/15/2011
6567291	Safeco	Trafford	City of Hampton	Permit Bond	$2,000	8/20/2009
6193498	Safeco	Trafford	Town of Bloomfield, CT	Right-of-Way License Bond	$2,000	12/31/2010
6199520	Safeco	Trafford	Town of Simsbury	Blanket Highway Permit Bond	$2,000	1/17/2009
6186243	Safeco	Trafford	Town of Berlin, CT	Blanket Right of Way Permit	$1,000	10/1/2010
		TRAFFORD Total			$12,799,955

6672563	Safeco	Utilx	Sacramento Municipal Utlity District	Performance & Payment Bond	$2,500,000	12/31/2011
6605911	Safeco	Utilx	Colorado Springs Utilities	Performance & Payment Bond	$1,890,000	10/7/2009
6672546	Safeco	Utilx	City of Ocala, FL	Performance & Payment Bond	$605,000	11/5/2010
6672583	Safeco	Utilx	PUD No. 1 of Snohomish County	Performance & Payment Bond	$1,432,408
6517119	Safeco	Utilx	City of Mobile, AL	Permit Bond -	$100,000	9/14/2010
6174939	Safeco	Utilx	State of South Carolina	Tax Bond	$55,000	8/25/2010
6567270	Safeco	Utilx	State of Oregon	Contractors license Bond	$50,000	7/11/2010
6346470	Safeco	Utilx	US Customs	Customs Bond	$50,000	7/1/2010
6642101	Safeco	Utilx	City of Irving, TX	License and Permit Bond	$50,000	7/15/2010
6174941	Safeco	Utilx	State of Nevada	Contractors license Bond	$30,000	8/30/2010
6199534	Safeco	Utilx	City of Macon, GA	Street and Sidewalk Bond	$25,000	1/22/2011
6199452	Safeco	Utilx	State of Mississippi	Tax Bond	$21,250	1/2/2011
6642088	Safeco	Utilx	City of Centennial, Colorado	Right-of-Way Permit	$20,000	6/17/2010
6517129	Safeco	Utilx	Arapahoe County, Colorado	Contractors License Bond	$20,000	9/26/2010
6465518	Safeco	Utilx	West Virginia Div. of Labor	Wage Bond	$17,545	1/2/2011
6346518	Safeco	Utilx	State of Minnesota	Out-of-State Tax Bond	$16,000	11/1/2009
6346534	Safeco	Utilx	City of Columbus, OH	Contractors License Bond	$25,000	9/30/2010
6465554	Safeco	Utilx	State of California	Bond of Qualifying Individual - Kenneth Eugene Fender	$12,500	3/28/2011
6202747	Safeco	Utilx	State of Washington	Contractors License Bond	$12,000	4/1/2011
6567293	Safeco	Utilx	State of Alaska	Contractors License Bond	$10,000	8/21/2010
6517136	Safeco	Utilx	Jefferson County, Colorado	Right-of-Way Permit	$10,000	10/12/2010
6166783	Safeco	Utilx	State of California	Contractors license Bond	$10,000	6/30/2010
6346532	Safeco	Utilx	City of Pocatello, ID	Excavator Contractors License	$10,000	12/28/2010
6199450	Safeco	Utilx	State of Arkansas	Contractors License bond	$10,000	2/3/2011
6346536	Safeco	Utilx	City of Charleston, WV	Sidewalk or Street Excavation Bond	$10,000	1/9/2011
6241722	Safeco	Utilx	City of Mountain Brook, AL	Electrician’s License Bond	$10,000	1/14/2011
6397629	Safeco	Utilx	Commonwealth of Massachusetts	Tax Bond	$12,500	6/5/2010
6397634	Safeco	Utilx	Connecticut Light & Power, Dept. of Rev.	Tax Bond	$7,500	12/31/2010
6397607	Safeco	Utilx	Hernando County, Florida	Underground Utility and Excavation	$5,000	3/14/2011
6159645	Safeco	Utilx	City of Auburn, Alabama	General Contractors License Bond	$5,000	4/12/2011
6174940	Safeco	Utilx	State of Arizona	Contractors license (Class A General Engineering)	$5,000	8/26/2010
6193458	Safeco	Utilx	City of Albuquerque	Contractors Excavation Bond	$5,000	12/11/2010
6188715	Safeco	Utilx	State of Missouri, Dept. of Revenue	Tax Bond	$5,000	11/4/2010
6346537	Safeco	Utilx	Marshall County, Indiana	General Contractors License Bond	$5,000	1/9/2009
6346524	Safeco	Utilx	City of Colorado Springs, CO	Excavation Contractor Licnese	$5,000	11/1/2010
6346514	Safeco	Utilx	City of Duragno, CO	Excavation Contractor Licnese	$5,000	11/1/2010
6199461	Safeco	Utilx	State of New Mexico	Contractors License Bond	$5,000	3/14/2011
6397671	Safeco	Utilx	City of Knoxville, TN	Tax Bond	$500	11/2/2010
		UTILX Total			$7,067,203
				GRAND TOTAL	$72,140,315

Parent Company Guarantees issued by Willbros Global Holdings, Inc. (Panama) (f/k/a Willbros Group, Inc.)

Date of Issuance	Contract No. (if Applicable)	Contract Name	Subsidiary (Contractor) and Description
7/2/2004		EGGS Project Phase 1 Pipeline	Willbros Group, Inc. and Bilfinger Berger AG Guarantors of Willbros West Africa, Inc. and Bilfinger Berger Gas and Oil Services Ltd. liabilities under Consortium Agreement and Contract

9/15/2004	E-15361	EGGS Project Phase 1 Pipeline	Parent Company Counter Guarantee of Performance Guarantee of Willbros Nigeria Ltd. and Willbros West Africa, Inc. Performance under Contract

9/15/2004	E-15362	EGGS Project Phase 1 Pipeline	Parent Company Counter Guarantee of Retention Bond of Willbros Nigeria Ltd. and Willbros West Africa, Inc. Performance under Contract

9/22/2004		The Netherlands	Musketeer Oil B.V. Financial Support Letter

10/7/2004	1430235	EPC4	Willbros (Offshore) Nigeria Limited Platform Retrofits and Wellhead Tie-ins

10/7/2004	1430235-A	EPC4	Willbros (Offshore) Nigeria Limited Platform Retrofits and Wellhead Tie-ins

8/30/2005	Contract dated July 13, 2005	Cooper Cameron Corporation	Willbros West Africa, Inc. Contractual Performance

9/26/2005	Purchase Order 4020-PO-0059/CO2	Marubeni-Itochu Tubulars America, Inc.	Willbros West Africa, Inc. Contractual Performance

10/13/2006	Project No. 13052634	Centerpoint Energy Gas Transmission	Willbros RPI, Inc. Obligations under Agreement

10/18/2006	Master Lease Agreement dated September 28, 2006	Caterpillar Financial Services Corporation Master Finance Lease	Willbros RPI, Inc. Obligations under Lease Agreement

10/25/2006	Continuing Guaranty of Payment	Caterpillar Financial Services Corporation Master Finance Lease	Willbros RPI, Inc. Obligations under Lease Agreement

12/1/2006	79110-031	WAGP	Willbros West Africa, Inc. subsidiary performance and proceeds utilized for project

4/30/2007	Capital Lease Agreement dated February 26, 2007	Canadian Western Bank Capital Lease Agreement	Willbros MSI Canada Inc. Obligations within Lease Agreement

5/30/2007	07-CCA-H1079-ETCKP, 07-CCA-H1081-ETF	ETC Katy Pipeline, Ltd., and Energy Transfer Fuel, LP	Willbros RPI, Inc. Obligations under Agreement

5/31/2007		Suncor Energy Oil Sands Limited Partnership	Willbros MSI Canada Inc. Contractual Obligations

Parent Company Guarantees issued by Willbros Group, Inc. (Delaware)

6/11/2010		Interconnection Pipelines	Willbros Midwest Pipeline Construction (Canada) LP performance obligations with Statoil Canada Partnership

Parent Company Guarantees issued by Willbros Global Holdings, Inc. (Panama) and Willbros United States Holdings, Inc.

9/18/2008		TransCanada Keystone Pipeline 3 & 4 Pump Stations	Willbros Construction (U.S.), LLC Contract performance

Parent Company Guarantees issued by Willbros United States Holdings, Inc. (includes those by former Willbros USA, Inc.)

12/23/2009	FEP-MCA-SP34-WBRO	Fayetteville Express Pipeline LLC 42” Spreads III and IV	Willbros Construction (U.S.), LLC Contract Performance

7/19/2007	07CS52057KMP_470839	Midcontinent Express Pipeline LLC	Willbros RPI, Inc. Agreement Performance

4/2/2007		Kansas City Life Insurance Co. Penn Tower Office Building Lease	Willbros Engineers, Inc. Lease Agreement Performance

2/1/2006	Memorandum of Understanding dated January 31, 2006	Guardian Expansion Project (G-II)	Willbros Engineers, Inc. EPC Agreement Performance

8/31/2004	6675 dated August 31, 2004	Colorado Interstate Gas Install Flow Control Valves at Rawlings Compressor Stations	Willbros Mt. West, Inc. Payment and Performance Guarantee

9/14/2009	9603069-061, 9603069-067, 9603069-068	Equipment Lease Guarantee	Guarantee issued on behalf of Wink Companies, LLC with Capital One, N.A.

Parent Company Guarantees issued by Willbros Middle East Limited

11/18/2008	Tender	Abu-Dhabi Oil Refining Company Inter Refinery Pipeline II Project No. 5595 Front End Engineering & Design (FEED) Services	Willbros Engineers (UAE) Limited - Abu Dhabi Branch Agreement Obligations should Agreement be entered

1/21/2010	C311162-4 (‘Off Plot Delivery Tender’)	Petroleum Development of Oman LLC	The Oman Construction Company LLC Performance Guarantee of Contract

1/27/2010	Tender C311152	Petroleum Development of Oman LLC Off-Plot Construction Contract for Amal Steam Surface Facilities	The Oman Construction Company LLC Performance Guarantee of Contract

Parent Company Guarantees issued by Willbros International, Inc.

3/3/2003	2002-19810032	Escravos Gas Project Phase 3	Willbros West Africa, Inc. Contract Performance

11/15/2004	Tender	P.T. Perusahaan Gas Negara (Persero) Tbk. South Sumatera - West Java Gas Pipeline Project (Phase 2)	Willbros Far East, Inc. Agreement obligations should contract be entered

12/22/2004	79110-031	West African Gas Pipeline Company Limited Project (WAGP)	Willbros West Africa, Inc. Contract Performance

2/14/2005	Tender	Sonatrach/TRC Realisation du Gazoduc GZ4/Medgaz 48” Troncon Sud	Willbros Middle East, Inc. Obligations should Contract be entered

3/29/2005	EGP3-2004-40006542	Chevron Nigeria Limited Escravos EG3 Offshore Project	Willbros West Africa, Inc. Contract Performance

4/20/2005	Tender	Sonelgaz Transport du Gaz Projet Gazoduc Diametre 42” Sougueur - 01/GRTG-DDTG/2004	Willbros Middle East, Inc. Obligations should Contract be entered

5/31/2005	Tender	Sonatrach/TRC Construction du Troncon Nord du Gazoduc 48” Med-GZ4 (Sougueur - Arzew)	Willbros Middle East, Inc. Obligations should Contract be entered

5/31/2005	Tender	Sonatrach/TRC Lot 1 - Realization du Gazoduc Sougueur - Hadjret Ennouss 42”	Willbros Middle East, Inc. Obligations should Contract be entered

6/3/2005	Tender	Sonelgaz Lot 1 - Realization du Gazoduc Interconnexion Ksar El Boukhari Dametre 20”	Willbros Middle East, Inc. Obligations should Contract be entered

6/5/2005		Sonatrach/TRC bidding activity	Willbros Middle East, Inc. financially supported in bidding endeavors

8/15/2005	P3682	Kauther Pipelines Engineering and Construction of 36” 80km and 18” 104km pipelines	The Oman Construction Company (TOCO) LLC Financial Obligations and Technical Assistance

10/12/2005	Shell Tender No. E17139	Forcados Yokri Integrated Project - Residual Works	Willbros (Offshore) Nigeria Limited Performance Obligations under Contract

12/15/2005		The Shaw Group Inc. Purchase Orders for WAGP	Willbros West Africa, Inc. Agreement Obligations

4/4/2006	Shell Contract No. E17139	Forcados Yokri Integrated Project - Residual Works	Willbros West Africa, Inc. Performance of Obligations under Contract

4/4/2006	Shell Tender No. E17139	Forcados Yokri Integrated Project - Residual Works	Willbros West Africa, Inc. Performance of Obligations under Contract

Payment guarantees relating to capital leases—Parent Company Guarantees issued by Willbros Global Holdings, Inc. (Panama) (f/k/a Willbros Group, Inc.)

DATE OF ISSUANCE	ISSUED TO	PRIMARY OBLIGAITONS	SUBSIDIARY
October 18, 2006	Caterpillar Financial Services Corporation	Master Finance Lease effective September 28, 2006	Willbros Construction (US) LLC

October 25, 2006	Caterpillar Financial Services Corporation	All indebtedness owing to Caterpillar	Willbros Construction (US) LLC

March 2, 2006	Transportaction Lease Systems Inc.	Transportaction (co-Lease Rider)	Willbros Canada Holdings ULC

April 30, 2007	Canadian Western Bank	Master Lease Agreement with the Canadian western Bank dated February 26, 007	Willbros Canada Holdings ULC.

Capital & Operating Leases—Guarantees for InfrastruX entities issued by InfrastruX Group, LLC

Lease Number	Subsidiary	Lessor / Vendor Debtor Name	Begin Date	End Date
0080	Chapman	Hibernia	12/01/2004	11/30/2010
0530	Chapman	G E Capital	09/20/2007	09/19/2013
1140	Chapman	GE Capital	10/01/2008	09/30/2013
1141	Chapman	GE Capital	11/01/2008	10/31/2014
1180	Chapman	GE Capital	04/01/2009	03/31/2016
1183	Chapman	GE Capital	05/01/2009	04/30/2014
1184	Chapman	GE Capital	06/01/2009	05/31/2014
1197	Chapman	TFS Capital Funding	06/18/2009	06/17/2012
1198	Chapman	GE Capital	05/01/2009	04/30/2014
1236	Chapman	Caterpillar Financial Services Corp	10/16/2009	10/15/2012
1185	Gill	Terex Financial Services	06/01/2009	05/31/2014
0279	Hawkeye	Bank of America	07/19/2006	07/18/2010
0285	Hawkeye	Bank of America	08/17/2006	08/16/2010
0286	Hawkeye	Bank of America	08/23/2006	08/22/2012
0289	Hawkeye	Bank of America	09/08/2006	09/07/2012
0309	Hawkeye	Commerce	05/01/2007	04/30/2011
0427	Hawkeye	Bank of America	08/18/2006	08/17/2012
0428	Hawkeye	Bank of America	08/29/2006	08/28/2010
0430	Hawkeye	Bank of America	09/21/2006	09/20/2010
0525	Hawkeye	Commerce	08/01/2007	07/31/2011
0526A	Hawkeye	Commerce	08/01/2007	07/31/2012
1103	Hawkeye	Altec	04/23/2008	04/22/2015
1104	Hawkeye	Altec	06/16/2008	06/15/2015
1105	Hawkeye	Altec	06/16/2008	06/15/2015
1178	Hawkeye	People’s Capital (Terex Affiliate)	03/06/2009	03/05/2015
1067	Texas Electric	Colonial Pacific (Terex)	07/14/2008	07/13/2014
1068	Texas Electric	Colonial Pacific (Terex)	09/08/2008	09/07/2014
1069	Texas Electric	People’s Capital & Leasing Corp (Terex)	06/20/2008	06/19/2013
1070	Texas Electric	GE Capital	08/01/2008	07/31/2013
1071	Texas Electric	GE Capital	08/01/2008	07/31/2013
1072	Texas Electric	GE Capital	08/15/2008	08/14/2013
1073	Texas Electric	GE Capital	08/06/2008	08/05/2014
1074	Texas Electric	GE Capital	08/29/2008	08/28/2013
1075	Texas Electric	GE Capital	08/01/2008	07/31/2013
1076	Texas Electric	GE Capital	09/05/2008	09/04/2013
1121	Texas Electric	Banc of America Leasing & Capital (Terex)	08/15/2008	08/14/2014
1177	Texas Electric	People’s Capital & Leasing Corp (Terex)	02/19/2009	02/18/2013
1232	Texas Electric	Colonial Pacific Leasing Corp	10/01/2009	09/30/2013

Letters of Credit Issued by Credit Suisse, Cayman Islands Branch

L/C Number	Maximum Drawing Amount	Letter of Credit Expiration Date
TS-07003780	$334,000	December 6, 2010
TS-07003782	$1,170,000	December 6, 2010

Letters of Credit Issued by KeyBank National Association

L/C Number	Maximum Drawing Amount	Letter of Credit Expiration Date
S311338	$250,000	June 1, 2011
S311336	$1,000,000	June 1, 2011
S311351	$15,750,000	May 9, 2011
S311337	$250,000	June 1, 2011

Other Indebtedness

All Debt of Parent or any Subsidiary owing to Parent or any of its Subsidiaries that is outstanding on the Closing Date (but not any additions thereto made after the Closing Date).

SCHEDULE 6.02(B)

Existing Debt as of the Restatement Effective Date

Current Maximum
Obligations owed by Willbros Group, Inc. in connection with financing for insurance premiums placed with First Insurance Funding.	$14,072,240
Local revolving credit facilities:

Commitment Letter with Scotiabank and Willbros Canada Holdings ULC and Willbros Construction Services (Canada) L.P dated August 5, 2009 with an authorized amount of $28,000 for the issuance of standby letters of credit or letters of guarantee and an authorized limit of $125,000 related to the Scotia Visa Business Card.

CAD500,000
Bill Discounting Facility between The Oman Construction Company, LLC and HSBC Bank Oman S.A.O.G (formerly Oman International Bank S.A.O.G)	OMR2,500,000
Guarantee Facility between The Oman Construction Company, LLC and HSBC Bank Oman S.A.O.G (formerly Oman International Bank S.A.O.G)	OMR2,500,000
Financing agreement between Willbros Government Services (U.S.), LLC and HA WG Funding, LLC for Camp Pendleton (COCO)	$10,753,516
Capital Leases
Wink Engineering LLC (nka Willbros Engineers, LLC) – various capital leases	$611,986
Capital Lease between Willbros Construction (US) LLC and Cat Finance (PLM)	$133,463.84

Capital Leases - Utility T&D

CAPITAL LEASES by LESSOR

Lessor		Leases Outstanding	Willbros T&D Services, LLC	Bemis	Chapman		Hawkeye
Altec	$28,989	1	$28,989		$
GE Capital	$2,157,524	7				$1,853,735	$303,789
GE Fleet	$1,340,982	2				$1,340,982
Key Equipment	$102,310	1		$102,310
Total Obligation Due	$3,629,805		$28,989	$102,310		$3,194,717	$303,789

Bank Guarantees between The Oman Construction Company with HSBC Bank Oman S.A.O.G (formerly Oman International Bank, S.A.O.G)

Bank Guarantee No.	Foreign Currency Amount	Equiv. US$	Expiry Date	Beneficiary
OGCMNF12022307	RO21,080.000	54,808.00	10-Oct-13	Al Habtoor Motor – Dubai
OGCMNF08009321	N/A	50,000.00	21-Nov-12	Al Jaber Transport & General Contracting LLC
Guarantee / Standby Letter of Credit # OGOMNF09010265	AED50,000	13,702.00	19-Mar-13	Ministry Of Economy Abu Dhabi (issued on behalf of Willbros Engineers (UAE) Branch).

Willbros United States Holdings, inc., etal

3Q12 BIF

BONDS

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
Court Bond
K08534275	WILLBROS CONSTRUCTION (U.S.), LLC	ELECTRICAL & INSTRUMENTATION UNLIMITED OF CALIFORNIA, INC.	Release of Mechanics’ Lien by Surety Bond (Doniphan Lien)	$763,547.98	$4,581.00	07/26/2012	07/26/2013
K08534287	WILLBROS CONSTRUCTION (U.S.), LLC	ELECTRICAL & INSTRUMENTATION UNLIMITED OF CALIFORNIA, INC.	Release of Mechanics’ Lien by Surety Bond (Nemaha Lien)	$809,358.24	$4,856.00	07/26/2012	07/26/2013

			Court Bond Subtotal	$1,572,906.22	$9,437.00
Customs Bond
080605007	WILLBROS UNITED STATES HOLDINGS, INC.	UNITED STATES CUSTOMS SERVICE	U.S. Customs Activity Code 1-Importer/Broker Bond; Customs Bond No. 9908K2151; Surety Bond No. 022014449	$50,000.00	$300.00	07/17/2012	07/16/2013
			Customs Bond Subtotal	$50,000.00	$300.00
Guarantee Payment Bond
104906858	INTEGRATED SERVICE COMPANY, LLC	FLORIDA CONSTRUCTION INDUSTRY LICENSING BOARD	Contractor’s Tax Bond	$100,000.00	$600.00	02/22/2012	02/22/2013
6672595	INFRASTRUX T&D SERVICES	TRINITY RAILWAY EXPRESS	Guarantee Payment of Flagging and other Services by TRE’s Flagging Contractor (Herzog Transit Services, Inc.); Agreement No. R023310-A	$10,000.00	$100.00	03/04/2012	03/04/2013
K08648712	WILLBROS UTILITY T&D HOLDINGS, LLC D/B/A WILLBROS UTILITY T&D, LLC	ONCOR ELECTRIC DELIVERY COMPANY LLC	Advance Payment Bond under Master Services Agreement dtd 6/12/08 including Letter of Agreement LA-050: Zero Balance Account (ZBA) Agreement dtd 4/10/12	$22,000,000.00	$198,000.00	04/10/2012	04/10/2013
022041625	WILLBROS DOWNSTREAM, LLC	STATE OF CALIFORNIA	LLC Employee/Worker Bond	$100,000.00	$600.00	05/08/2012	05/08/2013
K08534366	UTILX CORPORATION	CITY OF TACOMA	Bond in Lieu of Retainage - Specification No. PT11-0142F: Underground Cable Injection and Testing; Contract No. 4600007408	$25,000.00	$150.00	07/27/2012	07/27/2013
105802344	MARK DOLAN	STATE OF FLORIDA	Financially Responsible Officer Bond	$100,000.00	$600.00	08/10/2012	08/10/2013
6346501	LINEAL INDUSTRIES, INC.	PENNSYLVANIA TURNPIKE COMMISSION	E-ZPass Turnpike Toll Bond	$6,000.00	$100.00	09/23/2012	09/23/2013
			Guarantee Payment Bond Subtotal	$22,341,000.00	$200,150.00
License/Permit Bond
6605903	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF FT, WORTH	City Of Fort Worth Street & Storm Drain Contractors Bond	$25,000.00	$150.00	10/01/2011	10/01/2012
6184479	DAVID ESTES / TEXAS ELECTRIC UTILITY CONSTRUCTION, LTD., D/B/A INFRASTRUX T&D SERVICES TEXAS	CITY OF SHERMAN, TX	Permit For Itinerant Vendor	$2,000.00	$100.00	10/05/2011	10/05/2012
022025053	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF GARLAND	General Repair Bond	$5,000.00	$100.00	10/27/2011	10/27/2012
105481485	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF IOWA	Out-of-State Contractor Blanket Bond	$25,000.00	$150.00	11/10/2011	11/10/2012
6605927	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF BEDFORD, TX	Cement Contractor’s License Bond	$2,500.00	$100.00	11/22/2011	11/22/2012
6193458	UTILX CORPORATION	CITY OF ALBUQUERQUE	Contractors Excavation Bond; Replacing Old Conduit With New Conduit Including Directional Boring	$5,000.00	$100.00	12/11/2011	12/11/2012
6605947	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF IRVING, TX	Right Of Way, Permit Compliance	$50,000.00	$300.00	12/18/2011	12/18/2012
6346532	UTILX CORPORATION	CITY OF POCATELLO	Excavator Contractors License Bond $10,000 Excavator contractors License Bond To The City Of Pocatel	$10,000.00	$100.00	12/28/2011	12/28/2012
022025057	COLETTE N. EASON	THE PEOPLE OF THE STATE OF NEW YORK	Independent Adjusters Bond	$1,000.00	$200.00	01/01/2011	12/31/2012
6193498	TRAFFORD CORPORATION	TOWN OF BLOOMFIELD	Work Within Public Right-Of-Ways	$10,000.00	$100.00	01/01/2012	12/31/2012
6199446	TRAFFORD CORPORATION	TOWN OF WETHERSFIFLD	Drain Layer and Street Excavation Bond	$10,000.00	$100.00	01/01/2012	12/31/2012
6199447	TRAFFORD CORPORATION	CITY OF HARTFORD.	Street Excavation and Payment Bond	$10,000.00	$100.00	01/01/2012	12/31/2012
6397634	UTILX CORPORATION	CONNECTICUT LIGHT & POWER	Tax Guarantee; Cable Injection Services At Various Locations throughout Connecticut	$7,500.00	$100.00	12/31/2011	12/31/2012
6517140	TRAFFORD CORPORATION	TOWN OF NEWINGTON, CT	Drain Layer, Street Excavation, Driveway, Curb and Walk Layer’s Bond	$10,000.00	$100.00	01/01/2012	12/31/2012
6605909	LINDA J. CUSACK	THE PEOPLE OF THE STATE OF NEW YORK	Independent Adjusters Bond	$1,000.00	$200.00	01/01/2011	12/31/2012
K08534202	HAWKEYE LLC	CITY OF NEW YORK	Permit Bond- Two to Fifty Locations Liability	$50,000.00	$300.00	12/31/2011	12/31/2012
6199445	TRAFFORD CORPORATION	TOWN OF GLASTONBURY	Rights-of-Way and Drain Laying License to externally seal Gas Mains	$5,000.00	$100.00	01/01/2012	01/01/2013
6199448	TRAFFORD CORPORATION	TOWN OF EAST HARTFORD	Drain Layer’s Bond	$10,000.00	$100.00	01/01/2012	01/01/2013
6199449	TRAFFORD CORPORATION	TOWN OF WEST HARTFORD	Street Excavator In Public Right-Of-Way	$10,000.00	$100.00	01/01/2012	01/01/2013
6605949	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF MESQUITE	Right Of Way, Sidewalk, Curb, Gutter & Driveway Approach	$2,000.00	$100.00	01/02/2012	01/02/2013

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
104399690	INTEGRATED SERVICE COMPANY, LLC DBA INSERV	MISSOURI DEPARTMENT OF REVENUE	Sales and Use Tax Surety Bond	$1,000.00	$100.00	01/21/2012	01/21/2013
105356817	WILLBROS DOWNSTREAM LLC	STATE OF WASHINGTON	Continuous Contractor’s Surety Bond	$12,000.00	$100.00	01/21/2012	01/21/2013
022011319	WILLBROS CONSTRUCTION (U.S), LLC	STATE OF ARIZONA	A-12 Sewers, Drains and Pipe Laying	$5,000.00	$100.00	01/22/2012	01/22/2013
105356819	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	01/26/2012	01/26/2013
022040371	WILLBROS T&D SERVICES LLC	CITY OF DENISON	Utility Contractor	$5,000.00	$100.00	01/31/2012	01/31/2013
6199450	UTILX CORPORATION	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00	02/03/2012	02/03/2013
022040372	WILLBROS T&D SERVICES LLC	CITY OF GARLAND	General Repair Bond	$5,000.00	$100.00	02/04/2012	02/04/2013
104208311	WILLBROS DOWNSTREAM, LLC	STATE OF TEXAS	Sales Tax Bond	$7,650.00	$100.00	02/04/2012	02/04/2013
104208307	WILLBROS DOWNSTREAM, LLC	MISSOURI DEPARTMENT OF REVENUE	Transient Employer Surety Bond	$5,000.00	$100.00	02/11/2012	02/11/2013
6605974	TRAFFORD CORPORATION	CITY OF SATSUMA	Right-of-Way Restoration: Directional Boring, Alabama Power	$5,000.00	$100.00	02/19/2012	02/19/2013
104208304	CLAYTON WIPSON HUGHES	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$100.00	02/24/2012	02/24/2013
104208306	CONSTRUCTION & TURNAROUND SERVICES OF CALIFORNIA, INC.	STATE OF CALIFORNIA	Contractor’s Bond; CA License No. 769138	$12,500.00	$100.00	02/24/2012	02/24/2013
104906860	INTEGRATED SERVICE COMPANY, LLC	CITY OF BIRMINGHAM	Clearing, Earthwork and other Land Disturbing Activity on the Land Described as British Petroleum Truckloading Facility	$3,000.00	$100.00	02/28/2012	02/28/2013
022011328	WILLBROS ENGINEERS (U.S.), LLC	STATE OF WASHINGTON	Continuous Contractor’s License Bond	$12,000.00	$100.00	03/01/2012	03/01/2013
105662310	WILLBROS CONSTRUCTION (U.S.), LLC	CITY OF ALVIN	Right Of Way Construction (Wickwillow Road)	$10,000.00	$100.00	03/01/2012	03/01/2013
6672598	HAWKEYE LLC	NEW YORK STATE DEPARTMENT OF TRANSPORTATION	Street Permit	$100,000.00	$600.00	03/11/2012	03/11/2013
6255336	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF NEVADA	Contractors License Bond	$50,000.00	$300.00	03/12/2012	03/12/2013
022034465	UTILX CORPORATION	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	03/14/2012	03/14/2013
022011321	WILLBROS ENGINEERS (U.S.), LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00	03/15/2012	03/15/2013
K08477516	HAWKEYE LLC	TOWN OF GREENBUSH	Use of Posted Roads (Military Road, East Bridge Road, Cards Ridge Road, Goulds Ridge Road, Cardivlle Road)	$20,000.00	$120.00	03/15/2012	03/15/2013
022011327	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF OREGON	Contractor’s License Bond	$15,000.00	$100.00	03/16/2012	03/16/2013
6397607	KENNETH E. FENDER/UTILX CORPORATION	HERNANDO COUNTY DEVELOPMENT	Underground Utility And Excavation Contractors License	$5,000.00	$100.00	03/17/2012	03/17/2013
6202834	TRAFFORD CORPORATION	TOWN OF ROCKY HILL, CT	Right-Of-Way Permit For Private Contractors	$10,000.00	$100.00	03/18/2012	03/18/2013
6605985	TRAFFORD CORPORATION	CITY OF HAMPTON	Right-Of-Way Permit, Various Locations	$3,000.00	$100.00	03/18/2012	03/18/2013
105481510	WILLBROS DOWNSTREAM, LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000,00	$100.00	03/21/2012	03/21/2013
105481511	WILLBROS DOWNSTREAM, LLC	STATE OF ALASKA	Construction Contractor Surety Bond	$5,000.00	$100.00	03/21/2012	03/21/2013
105481512	WILLBROS DOWNSTREAM, LLC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	03/21/2012	03/21/2013
6517198	TRAFFORD CORPORATION	TOWN OF MENCHESTER	Blanket Street / Right-Of-Way Excavation Permit Bond	$10,000.00	$100.00	03/21/2012	03/21/2013
6255350	WILLBROS T&D SERVICES LLC	CITY OF SOUTHLAKE	Blanket Street Cut & Boring Permit	$10,000.00	$100.00	03/24/2012	03/24/2013
103103191	INTEGRATED SERVICE COMPANY, LLC	STATE OF ARIZONA AND THE ARIZONA DEPARTMENT OF REVENUE	Taxpayer Bond for Contractor- Blanket	$7,000.00	$100.00	03/27/2012	03/27/2013
6465554	KENNETH EUGENE FENDER	STATE OF CALIFORNA	Qualifying Individual; License #494206	$12,500.00	$100.00	03/28/2012	03/28/2013
103103192	INTEGRATED SERVICE COMPANY, LLC	STATE OF ARIZONA	Class – L	$2,500.00	$100.00	03/29/2012	03/29/2013
022011322	WILLBROS ENGINEERS (U.S.), LLC	STATE OF MISSOURI	Transient Employer Surety Bond	$5,000.00	$100.00	03/30/2012	03/30/2013
6166726	TRAFFORD CORPORATION	CITY OF NEW BRITAIN	Blanket Street / Right Of Way Excavation Permit Bond	$5,000.00	$100.00	03/31/2012	03/31/2013
6202747	UTILX CORPORATION	STATE OF WASHINGTON	Continuous Contractor’s License Bond-Registration No. Utilxc’09BK1 Ubi No. 600-444-221	$12,000.00	$100.00	04/01/2012	04/01/2013
K08533544	HAWKEYE LLC	TOWN OF PASSADUMKEAG	Use of Posted Roads (Pleasant St., Gould’s Ridge Road and Caribou Road)	$10,000.00	$100.00	04/01/2012	04/01/2013
K08533568	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF WICHITA FALLS, TEXAS	Code Compliance Bond	$25,000.00	$150.00	04/01/2012	04/01/2013
105747166	TRAFFORD CORPORATION	CITY OF SPRINGFIELD	Street Opening	$10,000.00	$100.00	04/09/2012	04/09/2013
105747167	TRAFFORD CORPORATION	TOWN OF BERLIN	Continuous Right-of-Way Permit Bond	$2,500.00	$100.00	04/09/2012	04/09/2013
6202745	WILLBROS T&D SERVICES LLC	TEXAS DEPARTMENT OF TRANSPORTATION	Over Axel And Over Gross Weight Tolerance Permit Bond	$15,000.00	$100.00	04/10/2012	04/10/2013
6567221	CHAPMAN CONSTRUCTION CO., L.P.	STATE OF ARIZONA REGISTRAR OF CONTRACTORS	A-17 Electrical & Transmission Lines, Contractors License Bond	$5,000.00	$100.00	04/10/2012	04/10/2013
6159645	UTILX CORPORATION	CITY OF AUBURN, AL	General Contractor’s Bond	$5,000.00	$100.00	04/12/2012	04/12/2013

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
104477779	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00	04/13/2012	04/13/2013
104477784	ARLO B. DEKRAAI	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$100.00	04/20/2012	04/20/2013
6465564	TRAFFORD CORPORATION	STATE OF CONNECTICUT DEPARTMENT OF TRANSPORTATION BUREAU OF ENGINEERING & HIGHWAY OPERATIONS	Blanket Street / Right-Of-Way Excavation Permit Bond	$20,000.00	$120.00	04/24/2012	04/24/2013
K08648165	MATTHEW DAVID SEAY	STATE OF OKLAHOMA CONSTRUCTION INDUSTRIES BOARD	Mechanical Contractor, License No. 087365	$5,000.00	$100.00	04/24/2012	04/24/2013
6605991	CHAPMAN CONSTRUCTION CO., L.P.	STATE OF LOUISIANA	Contractor’s Tax - Single Contract	$2,109.90	$100.00	04/27/2012	04/27/2013
104208301	CONSTRUCTION & TURNAROUND SERVICES, LLC	MISSOURI DEPARTMENT OF REVENUE	Transient Employer Surety Bond	$5,000.90	$100.00	05/01/2012	05/01/2013
022011326	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF MISSOURI	Special Fuel User	$500.00	$100.00	05/02/2012	05/02/2013
6567222	CHAPMAN CONSTRUCTION CO., L.P.	STATE OF ARKANSAS	Contractors License Bond	$10,000.00	$100.00	05/02/2012	05/02/2013
K08533775	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF NACOGDOCHES, TX	Building Contractor	$5,000.00	$100.00	05/04/2012	05/04/2013
K08533787	JEREMIAH J. HOGGATT	STATE OF OKLAHOMA CONSTRUCTION INDUSTRIES BOARD	Mechanical Contractor, License No. 081165	$5,000.00	$100.00	05/05/2012	05/05/2013
022041623	WILLBROS DOWNSTREAM, LLC	STATE OF CALIFORNIA	Contractor’s Bond-License No. 711791	$12,500.00	$100.00	05/08/2012	05/08/2013
022041624	JAMES GIBSON	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$100.00	05/08/2012	05/08/2013
105747181	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF TEXAS	Over Axle and Over Gross Weight Tolerance Permit Bond	$15,000.00	$100.00	05/08/2012	05/08/2013
105747183	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF ARIZONA	Class B-01 - General Commercial Contractor	$5,000.00	$100.00	05/10/2012	05/10/2013
022011305	WILLBROS ENGINEERS (U.S.), LLC	STATE OF ARIZONA	A-12 Sewers, Drains and Pipe Laying	$45,000.00	$270.00	05/12/2012	05/12/2013
105747184	WILLBROS T&D SERVICES LLC	CTTY OF FORT WORTH	Street and Storm Drain Contractors Bond	$25,000.00	$150.00	05/16/2012	05/16/2013
105747185	LINEAL INDUSTRIES, INC.	BUFFALO TOWNSHIP	Road Use - 1.606 Miles of Kelly #527	$20,075.00	$120.00	05/16/2012	05/16/2013
105747186	LINEAL INDUSTRIES, INC.	BUFFALO TOWNSHIP	Road Use - .927 Miles of Coffey Crossing #526	$11,587.50	$100.00	05/16/2012	05/16/2013
105747187	LINEAL INDUSTRIES, INC.	BUFFALO TOWNSHIP	Road Use - .965 Miles of Ashmore #547	$12,062.50	$100.00	05/16/2012	05/16/2013
105437472	JAMES LESLIE GIBSON	STATE OF CALIFORNIA	Bond of Qualifying Individual	$12,500.00	$100.00	05/18/2012	05/18/2013
105437477	WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.	STATE OF CALIFORNIA	Contractor’s License Bond	$12,500.00	$100.00	05/18/2012	05/18/2013
022034499	WILLBROS T&D SERVICES LLC	CITY OF IRVING, TX	Public Works Restoration License/Permit Bond	$50,000.00	$300.00	05/25/2012	05/25/2013
022025825	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF NEVADA	Contractor’s License Bond (C-28 Fabricating Tanks)	$50,000.00	$300.00	05/29/2012	05/29/2013
6246542	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF NEW MEXICO	Contractor’s License Bond	$5,000.00	$100.00	06/01/2012	06/01/2013
6397629	UTILX CORPORATION	COMMONWEALTH OF MASSACHUSETTS	Tax Guarantee Bond - various Cablecure Injection Projects, various MA Locations	$12,500.00	$100.00	06/05/2012	06/05/2013
K08884262	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF MISSISSIPPI	Work Order No. 400976, Independence Compressor Station, Tate Co., Mississippi	$59,500.00	$357.00	06/07/2012	06/07/2013
022034495	UTILX CORPORATION	JEFFERSON COUNTY, COLORADO	Right-of-Way Work - Cable Injection for Intermountain Rural Electric Association Protect at or around the intersection of Valley View Lane & North Ranch Road	$10,000.00	$200.00	06/17/2011	06/17/2013
6642087	HALPIN LINE CONSTRUCTION, LLC	TOWN OF FARMINGTON, CT	Street Permit	$5,000.00	$100.00	06/17/2012	06/17/2013
6642088	UTILX CORPORATION	CITY OF CENTENNIAL	Right-Of-Way Permit Bond	$20,000.00	$120.00	06/17/2012	06/17/2013
022034498	TRAFFORD CORPORATION	CITY OF RALEIGH	Bond for Work in Public Streets	$5,000.00	$100.00	06/21/2012	06/21/2013
6246560	GARY DALE DEE OF B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF NEW MEXICO	Independent Adjuster Surety Bond	$10,000.00	$100.00	06/24/2012	06/24/2013
105662304	UTILX CORPORATION	CITY OF BUFFALO, WY	General Contractor	$5,000.00	$100.00	06/26/2012	06/26/2013
K08534032	WILLBROS T&D SERVICES LLC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	06/27/2012	06/27/2013
K08534068	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF IOWA	Out-of-State Contractor	$25,000.00	$150.00	06/29/2012	06/29/2013
6166783	UTILX CORPORATION	STATE OF CALIFORNIA	Contractors License Bond; License No. 494206	$12,500.00	$100.00	06/30/2012	06/30/2013
K0853407A	WILLBROS CONSTRUCTION (U.S.), LLC	CITY OF GILLETTE	Class A - General Contractor	$5,500.00	$100.00	06/30/2012	06/30/2013
6346470	UTILX CORPORATION	U.S. CUSTOMS AND BORDER PROTECTION	Customs Bond: Activity Code 1/Importer or Broker - Importer Number 91-117171600	$50,000.00	$300.00	07/01/2012	07/01/2013
022042415	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF NEW MEXICO	Bond For Performance Of Mineral Lease-various Permits to Mine Caliche	$7,000.00	$100.00	07/06/2012	07/06/2013
104477843	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF WASHINGTON	Contractor’s Surety Bond	$6,000.00	$100.00	07/08/2012	07/08/2013
6642097	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF ARKANSAS	Contractor’s License Bond	$10,000.00	$100.00	07/08/2012	07/08/2013

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
6567270	UTILX CORPORATION	STATE OF OREGON	Commercial Contractors License Bond	$50,000.00	$300.00	07/11/2012	07/11/2013
6642101	UTILX CORPORATION	CITY OF IRVING, TX	Right Of Way Bond	$50,000.00	$300.00	07/15/2012	07/15/2013
105802340	UTILX CORPORATION	JEFFERSON COUNTY, CO	Excavation – 7 URD Areas & 1 Feeder – Ken Caryl Ranch Area	$10,000.00	$100.00	07/17/2012	07/17/2013
105802341	KYLE ALTY	STATE OF FLORIDA	Construction License Bond	$10,000.00	$100.00	07/17/2012	07/17/2013
K08534214	WILLBROS T&D SERVICES LLC	STATE OF ARKANSAS	Contractor’s Bond / Required by A.C.A. 17-25-401	$10,000.00	$100.00	07/22/2012	07/22/2013
6642109	HALPIN LINE CONSTRUCTION, LLC	TOWN OF BERLIN	Right Of Way Permit	$1,000.00	$100.00	07/24/2012	07/24/2013
6229615	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF ARIZONA	Contractors License Bonda – 12 – Commercial Sewers, Drains & Pipe Laying	$40,000.00	$240.00	07/26/2012	07/26/2013
K08534317	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	07/27/2012	07/27/2013
K08534329	WILLBROS T&D SERVICES LLC	STATE OF ARIZONA	A-17 Electrical and Transmission Lines	$10,000.00	$100.00	07/27/2012	07/27/2013
K08534330	WILLBROS T&D SERVICES LLC	STATE OF ARIZONA	Taxpayer Bond for Contractors (A-17 Electrical and Transmission Lines)	$7,000.00	$100.00	07/27/2012	07/27/2013
6567223	CHAPMAN CONSTRUCTION CO., L.P.	STATE OF NEVADA	Contractors License Bond	$50,000.00	$300.00	08/03/2012	08/03/2013
022029099	UTILX CORPORATION	STATE OF IOWA	Out-of-State Contractor Bond-Acct. #C092891	$25,000.00	$150.00	08/05/2012	08/05/2013
022011309	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF ARKANSAS	Contractor’s Bond	$10,000.00	$100.00	08/06/2012	08/06/2013
K08597571	LINEAL INDUSTRIES, INC.	PLUM BOROUGH	Road Use for Hauling Heaving Equipment and Pipe – Presquile Dr. off Rte. 266 for 2/10 of a mile, Timothy Dr. for 1/10 of a mile, Marin Ct. for 1/10 of a mile	$10,000.00	$100.00	08/09/2012	08/09/2013
6642120	HALPIN LINE CONSTRUCTION, LLC	TOWN OF SOUTHINGTON	Right-Of-Way Permit	$5,000.00	$200.00	08/11/2011	08/11/2013
104588565	CONSTRUCTION & TURNAROUND SERVICES, LLC	STATE OF ALASKA	Construction Contractor Surety Bond	$10,000.00	$100.00	08/18/2012	08/18/2013
6567293	UTILX CORPORATION	STATE OF ALASKA	Contractors License Bond	$10,000.00	$100.00	08/21/2012	08/21/2013
6174939	UTILX CORPORATION	STATE OF SOUTH CAROLINA	State Tax Bond	$55,000.00	$330.00	08/25/2012	08/25/2013
6237229	TRAFFORD CORPORATION	TOWN OF TRUMBULL, CT	Street Excavating License	$10,000.00	$100.00	08/25/2012	08/25/2013
6174940	UTILX CORPORATION	STATE OF ARIZONA	Class A – General Engineering Contractors License	$5,000.00	$100.00	08/26/2012	08/26/2013
6642129	HALPIN LINE CONSTRUCTION, LLC	TOWN OF WINDSOR, CT	Street Excavation License, Right Of Way Bond	$10,000.00	$100.00	08/27/2012	08/27/2013
6237240	B&H MAINTEMANCE AND CONSTRUCTION, INC.	STATE OF OREGON	Contractor’s License Bond	$15,000.00	$100.00	08/28/2012	08/28/2013
6174941	UTILX CORPORATION	NEVADA STATE CONTRACTORS BOARD	Contractor’s License Bond	$30,000.00	$180.00	08/30/2012	08/30/2013
022011313	WILLBROS CONSTRUCTION (U.S.). LLC	STATE OF NEVADA	Nevada State Contractors Bond	$30,000.00	$180.00	09/01/2012	09/01/2013
6567304	CHAPMAN CONSTRUCTION CO., L.P.	CITY OF CORSICANA	Right-Of-Way Bond	$2,500.00	$100.00	09/05/2012	09/05/2013
022025030	WILLBROS DOWNSTREAM, LLC	STATE OF IOWA	Out-of State Contractor Bond	$25,000.00	$150.00	09/09/2012	09/09/2013
105481472	INTEGRATED SERVICE COMPANY, LLC	MEMPHIS AND SHELBY COUNTY OFFICE OF CONTRUCTION CODE ENFORCEMENT	Mechanical Contractor Surety Bond	$25,000.00	$150.00	09/14/2012	09/14/2013
6517119	UTILX CORPORATION	THE CITY OF MOBILE, ALABAMA	Permit, Street Work	$100,000.00	$600.00	09/14/2012	09/14/2013
K08534299	B&H MAINTENANCE AND CONSTRUCTION, INC.	GRAND COUNTY ROAD AND BRIDGE	Right-of-Way Use - CR 8 near CR 8312	$250,000.00	$1,500.00	09/19/2012	09/19/2013
6237446	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF ARIZONA	Contractors License – Class A-General Engineering	$70,000.00	$420.00	09/26/2012	09/26/2013
6517129	UTILX CORPORATION	ARAPAHOE COUNTY BOARD OF	Right-of-Way Bond	$20,000.00	$120.00	09/26/2012	09/26/2013
022029123	CHAPMAN CONSTRUCTION CO., L.P.	STATE OF NEW MEXICO	Contractors License Code Bond	$10,000.00	$100.00	10/01/2012	10/01/2013
6237445	B&H MAINTENANCE AND CONSTRUCTION, INC.	THE CITY OF EL PASO	License Or Permit For Paving	$5,000.00	$100.00	10/07/2012	10/07/2013
6241587	B&H MAINTENANCE AND CONSTRUCTION, INC.	CITY OF ALBUQUERQUE	Contractor’s Excavation Bond; Bluestake #2003-420071 Unser Boulevard Extension, Relocate Pnm 12” & 20” pipelines	$5,000.00	$100.00	10/14/2012	10/14/2013
6241601	B&H MAINTENANCE AND CONSTRUCTION, INC.	CITY OF ALBUQUERQUE	Bond For Securing Payment Of Permit Fees For Public Worksdepartment (General Contractor)	$1,000.00	$100.00	10/20/2012	10/20/2013
6241602	TRAFFORD CORPORATION	DEPARTMENT OF TRANSPORTATION OF THE STATE OF NEW YORK	Blanket Permit For Work On Or Around Sprian Brook Parkway, Grasslands Rd And Bradhurst Ave. (3 Projects)	$12,000.00	$100.00	10/20/2012	10/20/2013
6241609	B&H MAINTENANCE AND CONSTRUCTION, INC.	STATE OF NEBRASKA	Tax Bond For Nonresident Contractor’s And Subcontractor’s construction Projects (Proj Owner, NE Public Power District)	$20,000.00	$120.00	10/21/2012	10/21/2013
K08597959	WILLBROS CONSTRUCTION (U.S.), LLC	STATE OF NORTH DAKOTA	Sales and Use Tax Permit Surety Bond	$20,000.00	$120.00	10/25/2012	10/25/2013
6346514	UTILX CORPORATION	CITY OF DURANGO	Excavators License Bond	$5,000.00	$100.00	11/01/2012	11/01/2013
6346524	UTILX CORPORATION	CITY OF COLORADO SPRINGS	Excavation Contractor License Bond $5,000 Excavation Contractor License Bond To The City Of Colorado	$5,000.00	$100.00	11/01/2012	11/01/2013
6397671	UTILX CORPORATION	CITY OF KNOXVILLE	Out-Of-State Contractor’s Bond	$500.00	$100.00	11/02/2012	11/02/2013
104399675	WILLBROS DOWNSTREAM OF OKLAHOMA, INC.	STATE OF CALIFORNIA	Contractor’s Bond; CA License No. 711791	$12,500.00	$100.00	11/15/2012	11/15/2013

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
105662313	WILLBROS CONSTRUCTION (U.S.), LLC	CITY OF AURORA, COLORADO	Public Right-of-Way Construction	$20,000.00	$240.00	02/27/2012	02/27/2014
6567253	CHAPMAN CONSTRUCTION CO., L.P.	TOWN OF FLOWER MOUND	Sidewalk Repair Bond, Bluebonnet Park	$4,000.00	$200.00	06/02/2012	06/02/2014
6567308	HAWKEYE LLC	TOWNSHIP OF OYSTER BAY	Road Opening Permit	$10,000.00	$200.00	09/10/2012	09/10/2014
105802349	WILLBROS CONSTRUCTION (U.S.), LLC	CITY OF WHEAT RIDGE, CO	Class A - Municipal Contractors License	$10,000.00	$200.00	09/25/2012	09/25/2014
K08648566	HAWKEYE LLC	STATE OF NEW JERSEY	Electrical Contractors Licensing Bond	$1,000.00	$250.00	05/14/2012	03/31/2015
			License/Permit Bond Subtotal	$2,473,984.00	$21,907.00
Lost Instrument Bond
K08533842	WILLBROS CONSTRUCTION (U.S.). LLC	TEXAS DEPARTMENT OF MOTOR VEHICLES	Certificate of Title Surety Bond	$1,947.00	$300.00	05/18/2011	05/18/2014
			Lost Instrument Bond Subtotal	$1,947.00	$300.00
Maintenance Bond
6710945	LINEAL INDUSTRIES. INC.	DOMINION TRANSMISSION, INC.	2Nd Year Maintenance, Re-Hydrotest 20” Ln-25X1 & Ln-35X1, Butler, Beaver, Lawrence Counties In Pa An	$1,521,269.00	$2,282.00	04/15/2010	09/01/2010
022041634	HAWKEYE LLC	NEXANS FRANCE	Ref LIP A2 - subcontract for the Civil Works relating to LIPA Phase II - Remove and Replace 1 Phase of Cable Approximate Length 2000 Feet	$55,000.00	$1,210.00	05/17/2012	05/17/2014
			Maintenance Bond Subtotal	$1,576,269.00	$3,492.00
Payment Bond
022025060	HAWKEYE LLC	CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.	Gas Turn-Key Term Order - Queens, NY, Purchase Order No. 037439	$18,100,000.00	$108,600.00	11/30/2011	11/30/2012
			Payment Bond Subtotal	$18,100,000.00	$108,600.00
Performance and Payment Bond
929348211	WILLBROS RPI, INC.	TEXAS EASTERN TRANSMISSION, LP	SSC (Stress, Corrosion, Cracking) DOT Testing in MS, LA, TX	$1,850,000.00		06/13/2005	06/13/2006
929348212	WILLBROS MT. WEST, INC.	TRANSCOLORADO GAS TRANSMISSION	TransColorado North Expansion Greasewood Compressor Station	$3,879,713.00		06/17/2005	06/17/2006
929348213	WILLBROS MT. WEST, INC.	NATURAL GAS PIPELINE COMPANY OF AMERICA	Construction and Installation of One (1) Grass Roots Compressor Station, Louisa County, lowa	$1,817.578.00		07/12/2005	07/12/2006
022015772	WILLBROS RPI, INC.	EGAN HUB STORAGE, LLC	Construction Contract No. E-1973 - 2006 Egan Storage Horsepower Expansion Project, Egan Storage Facility, Evangeline Parish, LA	$9,400,000.00		12/20/2006	05/15/2007
022019546	WILLBROS RPI, INC.	SOUTHEAST SUPPLY HEADER, LLC	Contract No. E-071990 - Spread 1 - Construction of approximately 105 Miles of 42” Pipe	$58,265,803.00	$873,987.00	05/04/2007	07/15/2008
022019547	WILLBROS RPI, INC.	SOUTHEAST SUPPLY HEADER, LLC	Contract No. E-071992 - Spread 3 - Construction of approximately 83 miles of 36” Pipe	$42,567,944.00	$638,519.00	05/04/2007	07/15/2008
022011300	WILLBROS CONSTRUCTION (U.S.), LLC	KINDER MORGAN TEJAS PIPELINE LLC	2008 24” Goodrich Pipeline Project -Agreement No. 08CA51800HOU; 67 Miles of 24” buried Pipeline; Houston, Trinity, and Polk Counties, TX	$16,500,000.00	$247,500.00	01/31/2008	08/01/2008
31521-07	WILLBROS MIDWEST PIPELINE CONSTRUCTION (CANADA) L.P.	TRANSCANADA PIPELINES LIMITED	Construction of the McKay Mainline (Birchwood Creek Section ) and North Central Corridor Loop (Buffalo Creek Section) Pipeline Project; Agreement No. 4657; Liberty Bond No. 022015771	$42,418,000.00	$636,270.00	08/03/2007	08/03/2008
022011301	WILLBROS CONSTRUCTION (U.S.), LLC	MOSS BLUFF HUB, LLC	Moss Bluff Storage Facility Withdrawal Separator Replacement in Liberty County. Texas; Work Order 419110039; Contract No. SA-08-4001	$766,046.00	$5,745.00	02/20/2008	02/20/2009
6642140	BEMIS, LLC	NEA LLC	Transmission Line Refurbishment Nea Job #49101 E205E	$609,744.000	$7,291.00	09/21/2009	03/21/2010
022029089	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield Trunk Line Phase 2, Part 1 - AFE #910452; DeSoto Parish, Mansfield, LA	$790,824.00	$4,745.00	05/11/2010	06/30/2010
022029090	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield Trunk Line East Extension - AFE #911763, DeSoto Parish, Mansfield, LA	$620,438.00	$3,723.00	05/11/2010	06/30/2010
022029091	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield Lateral 12 East - AFE #910557; Sabine Parish, Mansfield, LA	$3,961,704.00	$23,770.00	05/19/2010	07/27/2010
6710945	LINEAL INDUSTRIES, INC.	DOMINION TRANSMISSION, INC.	Re-Hydrotest Of 20” Ln-25X1 & Ln-35X1, Butler, Beaver, Lawrence Counties In Pa And Mahoring County I	$1,521,269.00	$15,312.00	04/15/2010	09/01/2010
022029107	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	1-49 Extension - AFE #911449; CADDO Parish, Mansfield, LA	$989,890.00	$5,939.00	08/24/2010	09/16/2010
022029119	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield Lateral 7 East - AFE #910450; DeSoto Parish, Mansfield, LA	$2,126,259.00	$12,758.00	09/23/2010	11/10/2010
022025051	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Pines CF Pipeline Modification - AFE #912005; Caddo Parish, Mansfield, LA	$846,598.37	$5,08.00	10/19/2010	11/14/2010
022025047	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	ETC Tiger Interconnect - AFE #913357; Desoto Parish, Mansfield, LA	$798,009.00	$4,788.00	12/07/2010	12/31/2010
022029097	WILLBROS GOVERNMENT SERVICES (U.S.), LLC.	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Clean, Inspect and Repair Tank F8, NAS Oceana, VA	$526,424.00	$3,159.00	08/02/2010	12/31/2010

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
022029102	WILL BROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Install New Above Ground Issue Receipt Storage System. Truck Off Loading Rack, Track Parking a and Access Road. NSA. Panama City. FL	$1,714,512.00	$10,287.00	08/06/2010	12/31/2010
022029085	WILLBROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Clean. Inspect and Repair Eleven nil JP-5 Storage Tanks at NAS Lemoore. CA	$508,708.00	$3,052.00	01/14/2010	01/14/2011
022029085	WILLBROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Clean. Inspect, and Repair Storage Tanks 5 and 17. at the Red Hal Complex, FISC. Pearl Harbor. HI	$3,823,149.00	$22,975.00	01/21/2012	03/31/2011
022029086	WILLBROS CONSTRUCTION (U.S.), LLC	TEXAS EASTERN TRANSMISSION, LP	2010 DOT Project: Mexico and Larose Pipe Replacements. Hidalgo County, Texas & Lafourche Parish. LA; Construction Contract: E-09-1037	$2,839,497.15	$17,037.00	04/29/2010	04/29/2011
022025052	WILLEROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Replace Fueling Skids 1-B at NAS Lemoore. CA	$1,432,681.00	$8,596.00	10/22/2010	04/30/2011
022034454	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Morton 34-11-14 H-1;AFE 8913449- DeSoto Parish. Mansfield, LA	$649,819.00	$3,899.00	04/06/2011	05/15/2011
39457-10	WILLBROS CONST RUCTION SERVICES (CANADA), L.P.	ENBRIDGE PIPELINES (SASKATCHEWAN) INC.	Benson Terminal Facility Upgrade. AFE#094 1407A15A. Contract No. P2EPSI-002: Construction of new EPSI Benson Tank Terminal Facility. Saskatchewan- Liberty Bond No 022031798	$3,470,000.00	$43,375.00	06/26/2010	05/26/2011
022005753	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield Lateral 7 East. Part 2 - AFE #910540, DeSoto Parish. Mansfield. LA	$1,309,946.00	$7,860.00	03/22/2011	06/04/2011
022034455	WILLBROS CONSTRUCTION (U.S.), LLC	CHESAPEAKE ENERGY	Mansfield lateral 11 West - AFE #190552: DeSoto Parish. Mansfield. LA	$1,927,224.00	$11,563.00	04/06/2011	06/04/2011
K08597534	HAWKEYE LLC	SOUTHWIRE COMPANY	Subcontract No. 965707 - National Grid Great Neck to Lake Success 69KV	$932,557.00	$5,595.00	08/03/2011	11/18/2011

022005703	GILL ELECTRIC SERVICE, LTD.	SOUTH PLAINS ELECTRIC COOPERATIVE, INC	Wolfforth Substation 115KV Transmission Line - TX 56#96	$1,172,086.69	$7,033.00	12/22/2010	12/22/2011
022005691	TRAFFORD CORPORATION	AMERICAN INFRASTRUCTURE -VA, INC.	Install New Gas Main and Servicers on a VDOT Road Improvement Project	$1,498,362.11	$8,990.00	12/20/2010	12/31/2011

022005747	WILLBROS CONSTRUCTION (U.S.), LLC	TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC	Contract No. 2010-0043- Pascagoula Expansion Project - Jackson County, Mississippi and Mobile County. Alabama	$18,540,834.02	$111,215.00	03/17/2011	12/31/2011
6672553	UTILITY CORPORATION	SACRAMENTO MUNICIPAL UTILITY DISTRICT	Injection Of Underground Cable, Contract #4600000571	$2,500,000.00	$15,000.00	01/01/2011	12/31/2011
022034461	HAWKEYE LLC	VILLAGE OF GREEN PORT MUNICIPAL ELECTRIC UTILITY	Village of Greenport Municipal Electric utility 2010-2011 Electric Power Plant Upgrade Work Package ‘C’- Provide New 10 MVA Transformer and Related Work	$891,737.00	$5,350.00	04/20/2011	01/31/2012
K08598290	WILLBROS T&D SERVICES LLC	FIRST BAPTIST CHURCH OF BOWIE	Reroute Overhead Line around the Church. Bowie, TX	$50,484.00	$303.00	01/03/2012	02/03/2012
022029108	WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.	CB&I INC.	Four Product Pipelines. Elk Hills Cryogenic Gas and Fractionating Facility Kem County, CA	$44,047,272.00	$264,284.00	08/26/2010	02/28/2012
K08548578	HAWKEYE LLC	WAKEFIELD MUNICIPAL GAS & LIGHT	Contract No. 903326-01 - 13kV Overhead and Underground Installation	$464,217.34	$2,785.00	01/03/2012	03/12/2012
K08598125	UTILITY CORPORATION	OWENSBORO MUNICIPAL UTILITIES	Bid No. 11-10-069- Purchase Order No. 1164804 - Cable Rejuvenation - Tamarack Park Subdivision. Owensboro. KY	$98,973.00	$594.00	11/16/2011	04/16/2012
022040406	CHAPMAN CONSTRUCTION CO, L.P.	TEXAS MUNICIPAL POWER AGENCY	West Denton-Jim Christal and West Denton-Forth Worth 13BkV Transmission Line Construction Project: Phase 1: Contract No T-2235	$525,952.24	$3,155.00	11/16/2011 03/09/2012	06/30/2012
022025054	HALPIN LINE CONSTRUCTION, LLC	CITY OF HOLYOKE GAS & ELECTRIC DEPARTMENT	Electric: Line Contractors Annual Contract- HG&E Department Contract #10- 30	$250,000.00	$2,750.00	08/28/2011	08/28/2012
K08597832	UTILX CORPORATION	CLARK PUBLIC UTILITIES	Small Works Roster Contract -Cable injection Project in various areas of Clark County. WA per Quotation Request #2000	$324,600.00	$1,948.00	10/01/2011	10/01/2012
022037840	WILLBROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Fuel Pier Repair at NAS New Orleans. LA	$54,640.00	$328,00	09/30/2011	10/31/2012
K08598216	WILLBROS T&D SERVICES LLC	CITY OF GARLAND, TX	Country Club Street Light Circuit Installation - Bid 2643-11	$66,115.00	$387.00	12/14/2011	21/14/2012
022037850	HAWKEYE LLC	OPTICORE NETWORKS EMA, LLC	Install All Dielectric Self Supporting (ADSS) Fiber Optic Cable along the System Route - Massachusetts	$2,597,551.87	$15,585.00	10/12/2011	12/31/2012
022037893	PREMIER UTILITY SERVICES. LLC	BOARD OF PUBLIC AFFAIRS OF BRYAN	Utility Locating Services	$50,000.00	$300.00	01/01/2012	01/01/2013
023040389	WILLBROS GOVERNMENT SERVICES (U.S.), LLC	NAVAL FACILITIES ENGINEERING COMMAND SPECIALTY CENTER ACQUISITIONS NAVFAC	Clean. Inspect & Repair Storage Tanks 4 and 14: FLC Pearl Harbor Red Hill Facility. HI	$3,319,094.00	$19,915.00	03/06// 2012	03/06/2013
022040378	TRAFFORD CORPORATION	TREASURER OF ARLINGTON COUNTY	Agreement No 643-12 Construction of 1785 Linear Feet of Concrete Encased Electrical Duct Bank, 6 Concrete Manholes, 3900 Square Yards of Asphalt Pavement, and an other Related and Incidental Work	$939,984,75	$5,640.00	04/01// 2012	04/01/2013
022041638	UTILX CORPORATION	CITY OF PORT ANGELES	Cable Restoration - Phase IV, Project No. CL01-2011	$84,397.32	$506.00	05/21/2012	05/21/2013
022042402	TRAFFORD CORPORATION	FAIRFAX COUNTY BOARD OF SUPERVISORS	McLean Utilities Duct Banks, Contract No. CN12315042, Project No. 008912- 0002, Focus Project No. 2G25-D75-000	$2,289,671.13	$13,738.00	06/14/2012	06/14/2013

Willbros United States Holdings, Inc., etal

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
022042414	TRAFFORD CORPORATION	CITY OF CHARLOTTESVILLE	INSTALL GAS MAINS & SERVICES/12-105	$676,850.00	$4,061.00	07/03/2012	07/03/2013
022042423	WILLBROS DOWNSTREAM, LLC	BNSF RAILWAY COMPANY	DFO Storage Tank Rehabilitation Project at the BNSF Railway Mandan Yard in Mandan, ND - Work Order Supplement Contract No. SA10001065 under Master Agreement No. BF00058252 - Tk 1001 Clean and Inspect Tank	$353,580.00	$2,121.00	07/30/2012	07/30/2013
022043048	HAWKEYE LLC	HOLYOKE GAS & ELECTRIC DEPARTMENT	Electric Line Contractors Annual Contract (HG&E Contract No. 12-37)	$160,000.00	$960.00	09/01/2012	08/31/2013
022043051	TRAFFORD CORPORATION	CITY OF RICHMOND	Contract No. 13011A-1 - New Gas Mains & Services	$300,000.00	$1,800.00	09/26/2012	09/26/2013
022005704	HAWKEYE LLC	CENTRAL MAINE POWER COMPANY	Maine Power Reliability Program Transmission Line Construction-RFP# 10096	$43,920,974.79	$289,879.00	12/06/2010	01/23/2014
022042408	UTILX CORPORATION	SACRAMENTO MUNICIPAL UTILITY DISTRICT	Underground Cable Injection Services - Contract No. 460000754	$2,500.000.00	$15,000.00	07/01/2012	06/30/2014
K08534342	WILLBROS T&D SERVICES LLC	CITY OF DENTON, PURCHASING DEPARTMENT	RFP 4676-Three Year Contract for Underground Electric Service Installation, Denton, TX	$1,000,000.00	$18,000.00	07/19/2011	07/19/2014
			Performance and Payment Bond Subtotal	$337,547,594.68	$3,434,492.00
Performance Bond
929348208	WILLBROS CONSTRUCTION (U.S.), LLC	DUKE ENERGY	Egan Hub Brine Disposal Pump Addition; Install new brine pump and associated piping, remove existing brine pump, Evangeline Parish, LA	$760,000.00		05/16/2005	05/16/2006
929348209	WILLBROS RPI, INC.	DUKE ENERGY	Moss Bluff Brine Disposal Pump Addition; Install new brine pump and associated piping, remove existing brine pump, Moss Bluff, TX	$554,000.00		05/16/2005	05/16/2006
022019569	WILLBROS CONSTRUCTION (U.S.), LLC	NATURAL GAS PIPELINE COMPANY OF AMERICA LLC	Agreement No. 07CS51849KLKW for Construction Services - Natural Gas Pipeline Company of America LAX Project	$6,000,000.00	$45,000.00	08/29/2007	08/29/2008
33036-08	WILLBROS MIDWEST PIPELINE CONSTRUCTION (CANADA) L.P.	ENBRIDGE PIPELINES, INC.	Alberta Clipper Expansion, Line 4 Extension Projects; R-126-001; Liberty Mutual Bond No. 022005383	$91,285,000.00	$1,369,275.00	04/01/2008	04/01/2009
35005-09	WILLBROS MIDWEST PIPELINE CONSTRUCTION (CANADA) L.P.	ENBRIDGE PIPELINES, INC.	Alberta Clipper Pump Stations, Contract #103-025A; Liberty Mutual Bond No. 022005406	$6,706,030.00	$83,155.00	03/02/2009	03/02/2010
022029100	LINEAL INDUSTRIES, INC.	DOMINION COVE POINT LNG, LP	LN-26 Hydrotest Project; Contract No. 2010-10	$1,342,241.00	$8,053.00	08/05/2010	10/15/2010
36443-10	WILLBROS CONSTRUCTION SERVICES (CANADA), L.P.	ENBRIDGE PIPELINES [SASKATCHEWAN) INC,	Contract No. 8660-BVF-MR-002-CS-001; Benson Terminal Facility Upgrade; Bryant Loop and Steelman Tankage; Liberty Bond No. 022031787	$816,292.62	$10,122.00	03/16/2010	03/16/2011
K08597704	WILLBROS DOWNSTREAM, LLC	LUMMUS TECHNOLOGY HEAT TRANSFER A DIVISION OF LUMMUS TECHNOLOGY INC.	Purchase Order No. 708023, Job No. 1552, LHT Ref No. 6-2599-1110 - Supply of Downcorner & Riser Pipe Fabrication to Port of Export	$50,120.90	$551.00	08/31/2011	03/01/2012
K0864892A	WILLBROS T&D SERVICES LLC	SANDERSON FARMS, INC.	Power Factor Correction Equipment for Sanderson Farms, Inc.’s Waco, TX Processing Facility	$31,439.00	$189.00	06/05/2012	06/05/2013
K08534354	UTILX CORPORATION	CITY OF TACOMA	Specification No. PT11-0142F; Underground Cable Injection and Testing; Contract No. 4600007408	$500,000.00	$3,000.00	07/27/2011	07/27/2013
MNR217198	WILLBROS CONSTRUCTION SERVICES (CANADA), L.P.	BANTREL CO.	Design, Supply, Fabricate, Deliver and Install Field Erected Tanks - South No. 2 (Water Treatment Area, Glycol Area) at the ConocoPhillips Canada Surmont 2 Project Site located south, south-east of Fort McMurray, Alberta	$9,915,134.00	$59,491.00	03/25/2011	03/25/2013
			Performanc Bond Subtotal	$117,960,257.52	$1,578,836.00
Wage and Welfare Bond
022029112	HAWKEYE LLC	LOCAL 282 TRUST FUNDS	Welfare, Pension, Annuity, Job Training & Vacation/Sick Leave Trust Funds	$100,000.00	$600.00	08/31/2011	08/31/2012
6517141	HAWKEYE LLC	THE BUILDING, CONCRETE, EXCAVATING AND COMMON LABORERS UNION LOCAL 731	Bond Guaranteeing Payments to the Union Welfare, Pension, Annuity and Training Funds	$100,000.00	$600.00	10/25/2011	10/25/2012
105662302	CONSTRUCTION & TURNAROUND SERVICES, LLC	JOINT ADMINISTRATIVE COMMITTEE OF THE PLUMBING AND PIPEFITTING INDUSTRY IN THE DETROIT AREA (JAC)	Wage & Welfare Surety Bond-Collective Bargaining Agreement with Plumbers Local No. 98	$30,000.00	$180.00	11/01/2011	11/01/2012
105356812	CONSTRUCTIONS & TURNAROUND SERVICES LLC	EMPLOYERS AND OPERAT1NG ENGINEERS LOCAL 520 HEALTH & WELFARE FUND, PENSION FUND, TRAINING FUND, VACA	Wage and Welfare Bond	$25,000.00	$150.00	12/22/2011	12/22/2013
104399667	CONSTRUCTIONS & TURNAROUND SERVICES, LLC	TRUSTEES OF PIPE FITTERS LOCAL #430 HEALTH AND WELFARE FUND	Employer’s Bond	$48,000.00	$288.00	01/01/2012	01/01/2013
6465518	UTILX CORPORATION	WEST VIRGINIA DIVISION OF LABOR	Wage And Welfare Bond	$17,545.00	$105.00	01/022012	01/02013

Willbros United States Holdings, Inc., etaI

3Q12 BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
105356820	CONSTRUCTION & TURNAROUND SERVICES, LLC	JOINT ADMINISTRATIVE COMMITTEE OF THE PLUMBING AND PIPEFITTING INDUSTRY IN THE	Wage & Welfare Surety Bond-Collective Bargaining Agreement with Plumbers Local No. 636	$100,000.00	$600.00	01/26/2012	01/26/2013
		DETROIT AREA (JAC)
105356821	CONSTRUCTION & TURNAROUND SERVICES, LLC	PLUMBERS AND PIPEFITTERS LOCAL 441	Plumbers & Pipefitters Local Union 441 Indemnity Bond	$120,000.00	$720.00	01/26/2012	01/26/2013
105481500	HAWKEYE LLC	ELECTRICAL INDUSTRY BOARD	Benefit Contribution & Wage Payment Bond	$175,000.00	$2,100.00	02/09/2012	02/09/2013
105402618	CONSTRUCTION & TURNAROUND SERVICES, LLC	DISTRICT COUNCIL OF IRON WORKERS	Wage and Welfare Surety Bond- Local 378	$ 10,000.00	$100.00	04/05/2012	04/05/2013
104477785	CONSTRUCTION & TURNAROUND SERVICES, LLC	INTERNATIONAL UNION OF BRICKLAYERS AND	Employer’s Wage, Expense, Welfare, Pension, Annuity, Vacation & Industry	$20,000.00	$120.00	04/20/2012	04/20/2013
		ALLIED CRAFTWORKERS	Fund Payment Bond (137945821)
104477786	CONSTRUCTION & TURNAROUND SERVICES, LLC	INTERNATIONAL BROTHERHOOD OF BOILERMAKERS	Field Dues and Fringe Benefit Bond (indemnity to Union)	$20,000.00	$ 120.00	04/21/2012	4/21/2013
6397670	LINEAL INDUSTRIES INC.	WEST VIRGINIA DEPARTMENT OF LABOR	Wage and Welfare Bond	$41,000.00	$246.00	04/22/2012	04/22/2013
022011320	CONSTRUCTION & TURNAROUND SERVICES, LLC	STEAMFITTERS, PIPEFITTERS AND APPRENTICES LOCAL UNION NO. 475	Wage & Welfare Bond	$300,000.00	$1,800.00	04/30/2010	04/30/2013
103103193	CONSTRUCTION & TURNAROUND SERVICES, LLC	WEST VIRGINIA DIVISION OF LABOR	Wage Payment Collection Surety Bond	$42,000.00	$252.00	05/17/2012	05/17/2013
K08534020	CONSTRUCTION & TURNAROUND SERVICES, LLC	PIPEFITTERS’ ASSOCIATION, LOCAL UNION NO 597 U.A.	Contractor’s Wage and Welfare Bond for Pipe Fitting Industry	$200,000.00	$1,200.00	06/23/2012	06/23/2013
104477846	CONSTRUCTION & TURNAROUND SERVICES, LLC	INTERNATIONAL UNION OF BRICKLAVERS AND ALLIED CRAFTWORKERS	Employers Wage Expense, Welfare, Pension, Annuity, Vacation, IMI & Industry Payment Bond	$25,000.00	$150.00	07/11/2012	07/11/2013
105802343	CONSTRUCTION & TURNAROUND SERVICES, LLC	INTERNATIONAL UNION OF OPERATING ENGINEERS, LOCAL NO 18	Fringe Benefits Bond	$50,000.00	$300.00	07/26/2012	07/26/2013
104588567	CONSTRUCTION & TURNAROUND SERVICES, LLC	IRON WORKERS’ LOCAL NO. 25 FRINGE BENEFIT FUNDS	Fringe Benefit Bond	$25,000.00	$150.00	08/01/2012	08/01/2013
104751561	CONSTRUCTION & TURNAROUND SERVICES, LLC	CONSTRUCTION AND GENERAL LABORERS DISTRICT COUNCIL OF CHICAGO AND VICINITY	Employer’s Bond	$5,000.00	$100.00	08/03/2012	08/03/2013
103711968	CONSTRUCTION & TURNAROUND SERVICES, LLC	PLUMBERS & PIPEFITTERS LOCAL UNION #94 OF THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES	Contractor Bond to Secure Payment of Wages, Dues and Contributions and Payments to Health and Welfare Fund, Pension and Retirement Funds, Statement Savings Plan, Holiday Fund, Apprenticeship Fund and other Employee Benefit Funds and Programs	$48,000.00	$288.00	09/13/2012	09/13/2013
			Wage and Welfare Bond Subtotal	$1,501,545.00	$10,169.00
Workers Compensation Bond
022029062	B&H MAINTENANCE AND CONSTRUCTION, INC.	NEW MEXICO SELF INSURERS’ GUARANTEE FUND COMMISSION	Workers’ Compensation Bond	$250,000.00	$1,500.00	07/01/2012	07/01/2013
			Workers Compensation Bond Subtotal	$250,000.00	$1,500.00
			GRAND TOTAL	$503,375,503.42	$5,369,183.00

Willbros United States Holdings, Inc., etal

3Q12 Notary BIF

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	BOND AMOUNT	PREMIUM	EFF.	EXP.
Notary Public
15920533	JANICE SLATER	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	12/10/2008	12/10/2012
58660887	KATHY E. ALEXANDER	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$25.00	02/27/2009	02/27/2013
71168919	UTILX CORPORATION	N/A	Washington Notary Public Errors and Omissions Group Policy - 2 employees	$25,000.00	$30.00	09/15/2012	09/15/2013
15960497	MARGARET H. BOWEN	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	10/22/2009	10/22/2013
58669609	JANET HENDRICKS	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$25.00	08/22/2010	08/22/2014
58675185	BARBARA E. BEASLEY	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$30.00	05/26/2011	05/26/2015
71161257N	CARRI P. GENTRY	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	08/29/2011	08/29/2015
71173363N	LAURA LEE GAEDCHENS	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public Bond	$10,000.00	$50.00	09/23/2011	09/23/2015
58686379	RACHEL L. CRESS	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$30.00	12/19/2011	12/19/2015
58691310	LINDA L. HARPER	STATE OF OKLAHOMA	Notary Public Bond	$1,000.00	$30.00	01/16/2012	01/16/2016
71308760N	KATHY PAXTON	STATE OF WYOMING	Notary Public Bond	$500.00	$50.00	08/18/2012	08/18/2016
			Notary Public Bond Subtotal	$70,500.00	$420.00

Parent Company Guarantees

Disclosure statement

as of October 18, 2012

Parent Company Guarantees issued by Willbros Group, Inc.

Date of Issuance	Contract No. (If Applicable)	Contract Name	Subsidiary (Contractor) and Description
Project and Purchase Orders
7/2/2004		EGGS Project Phase 1 Pipeline	Willbros Group, Inc. and Bilfinger Berger AG Guarantors of Willbros West Africa, Inc. and Bilfinger Berger Gas and Oil Servicee Ltd. liabilities under Consortium Agreement and Contract
9/15/2004	E-15361	EGGS Project Phase 1 Pipeline	Parent Company Counter Guarantee of Performance Guarantee of Willbros Nigeria Ltd. and Willbros West Africa, Inc. Performance under Contract
9/15/2004	E- 15362	EGGS Project Phase 1 Pipeline	Parent Company Counter Guarantee of Retention Bond of Willbros Nigeria Ltd. and Willbros West Africa, Inc. Performance under Contract
9/16/2004	Tender Project No. 6089	Abu Dhabi Oil EPC Inter Refineries Pipeline (IRP) Project	Willbros Middle East. Inc. Performance Obligations should Contract be entered
9/22/2004		The Netherlands	Musketeer Oil B.V. Financial Support Letter
10/7/2004	1430235	EPC4	Willbros (Offshore) Nigeria Limited Platform Retrofits and Wellhead Tie-ins
10/7/2004	1430235-A	EPC4	Willbros (Offshore) Nigeria Limited Platform Retrofits and Wellhead Tie-ins
8/30/2005	Contract dated July 13, 2005	Cooper Cameron Corporation	Willbros West Africa, Inc. Contractual Performance
9/26/2005	Purchase Order 4020-PO- 0059/CO2	Marubeni-IIochu Tubulars America, Inc.	Willbros West Africa, Inc. Contractual Performance
10/13/2006	Project No. 13052634	Centerpoint Energy Gas Transmission	Willbros RPI, Inc. Obligations under Agreement
5/31/2007		Suncor Energy Oil Sands Limited Partnership	Willbros MSI Canada Inc. contractual Obligations
6/11/2010	Contract for Installation of Interconnecting Pipelines	Slatoil Canada Partnership	Willbros Midwest Pipeline Construction (Canada) L.P.
7/13/2010	Tank Contract on Tomahawk Project	Magellan Midstream Partners, LP	Integrated Service Company LLC
11/16/2010	Purchase Order dated 11/11/2010	Associated Substation Engineering, Inc.	Hawkeye, LLC obligations contained in the Purchase Order
1/6/2011	Contract No. A2268389	Imperial Oil Ltd.	Willbros Construction Services (Canada) L.P. performance of work in Contract
6/28/2011	Performance of Warranty and liability obligations under Pipeline Agreement dated June 7, 2010	Williams Energy (Canada), Inc.	Willbros Midwest Pipeline Construction (Canada) L.P.
9/22/2011	Warranties under Contract C311271	Petroleum Development Omen L.L.C.	The Oman Construction Company, LLC
1/20/2012	Purchase Order 237194 00 OP	Buckeye Pacific, LLC	Hawkeye, LLC obligations contained in the Purchase Order
2/23/2012	Master Construction Agreement No. MCA-445-2011-18403 (Red River)	ETC Texas Pipeline, Ltd.	Willbros Construction (U.S.), LLC obligations in the agreement
8/7/2012	Purchase Order 243026 000 OP	Buckeye Pacific, LLC	Bemis, LLC
8/16/2012	Purchase Order 243196 000 OP	Buckeye Pacific, LLC	Bemis, LLC
9/11/2012	Purchase Order 243844 000 OP	Buckeye Pacific, LLC	Hawkeye, LLC

Leasing Agreements
10/18/2006	Master Lease Agreement dated September 28, 2006	Caterpillar Financial Services Corporation Master Finance L	Willbros RPI, Inc. Obligations under Lease Agreement

10/25/2006	Continuing Guaranty of Payment	Caterpillar Financial Services Corporation Master Finance L	Willbros RPI, Inc. Obligations under Lease Agreement
4/30/2007	Capital Lease Agreement dated February 26, 2007	Canadian Western Bank Capital Lease Agreement	Willbros MSI Canada Inc. Obligation within Lease Agreement
7/20/2007	Master Equipment Lease dated July 20, 2007	Merrill Lynch Capital Master Equipment Lease	Willbros RPI, Inc. Obligations within Lease Agreement
7/20/2007	Master Equipment Lease dated May 31, 2007	First National Capital Corporation Lease Agreement	Willbros RPI, Inc. Obligations within Lease Agreement
12/20/2007	Master Lease Agreement	General Electric Capital Corporation Master Lease Agreement	Willbros RPI, Inc. Obligations under Lease Agreement
8/26/2010	Master Equipment Lease	Capital One, National Association (fka Hibernia National Ba	Wink Engineering, LLC Obligations under Equipment Lease
11/11/2010	Equipment Lease	Key Equipment Finance Inc.	Intercon Construction, Inc. obligations under Equipment Lease
11/11/2010	Equipment Lease	Key Equipment Finance Inc.	Bemis, LLC obligations under Equipment Lease
11/22/2010	Continuing Guaranty of Payment	Caterpillar Financial Services Corporation Master Finance L	Willbros Midwest Pipeline Construction (Canada) L.P.
2/16/2011	Continuing Guaranty of Payment	GE Fleet Services	InfrastruX Group, LLC
3/31/2011	Software License and Maintenance Agreement Contract ID #27041	Aspen Technology, Inc.	Wink Engineering, LLC Obligations under Software and Maintenance Agreement
4/6/2011	Continuing Guaranty of Indebtedness	Taycor, L.L.C.	Chapman Construction Co., L.P.
4/21/2011	Lease Agreement Schedule No. 8391228-006 dated 4/21/2011 and 8391228 dated July 14, 2008	Colonial Pacific Leasing Corporation	Texas Electric Utility Construction, LTD.
4/28/2011	Master Equipment Lease executed on February 25, 2011	Jefferson Leasing	Willbros United States Holdings, Inc. obligations in the agreement
4/28/2011	Continuing Guaranty	TFS Capital Solutions	Chapman Construction Co., L.P.
Apr-11	Equipment Transaction Documents	General Electric Capital Corporation Master Lease Agreement	InfrastruX Group, LLC
5/4/2011	Lease Agreement	Terex Financial Services	Chapman Construction Co., L.P.
5/31/2011	Continuing Guaranty Agreement	Altec Capital Services, LLC	Willbros United States Holdings, Inc. obligations in the agreement
6/16/2011	Lease Agreement #8420043005 dated June 16, 2011	TFS Capital Funding	Chapman Construction Co., L.P.
5/18/2011	Lease Agreement #8420043006 dated June 18, 2011	Terex Financial Services	Chapman Construction Co., L.P.
8/23/2011	Master Agreement No 8482489 dated August 23, 2011	GE Capital Commercial Inc. or Colonial Pacific Leasing Cor	Chapman Construction Co., L.P.
Sep-11	Master Lease and Financing Agreement No. 2496860688	Hewlett Packard Financial Services Company	Willbros United States Holdings, Inc. obligations in the agreement
10/14/2011	Master Lease Agreement	Vision Financial Group, Inc.	Willbros United States Holdings, Inc. obligations in the agreement
10/1/2011	Commercial Loan and Security Agreement	GE Fleet Services	Willbros Utility T&D Holdings, LLC and Willbros United States Holdings, Inc.
12/29/2011	Landlord Lease Guaranty	DBWG LLC	Chapman Construction Co., L.P.
12/29/2011	Landlord Lease Guaranty	DBWG LLC	Willbros United States Holdings, Inc. obligations in the agreement
12/1/2011	Master Motor Vehicle Lease Agreement	Donlen Turst. Donlon Corporation and/or one or more or its	Willbros United States Holdings, Inc. obligations in the agreement
1/11/2012	Master Lease Agreement No. TFG/WU 011112 dated January 11, 2012	TFG-Texas L.P.	Willbros United States Holdings, Inc. obligations in the agreement

1/25/2012	Master Lease Agreement dated January 25, 2012	First National Capital Corporation Lease Agreement	Hawkeye, LLC obligations in the agreement
3/1/2012	Master Lease Agreement (No. CG-5523)	CG Commercial Finance	Willbros United States Holdings, Inc. obligations in the agreement
3/1/2012	Any Leases entered between Enterprise and WUSH	Enterprise FM Trust	Willbros United States Holdings, Inc. obligations in the agreement
6/21/2012	Master Lease Agreement	Nations Fund I, Inc.	Willbros T&D Services, LLC. Chapman Construction Co., L.P., Willbros Construction (U.S.), LLC. UtllX Corporation. Hawkeye, LLC. Bemis, LLC. Lineal Industries, Inc., Trafford Corporation, Premier Utility Services, LLC
7/16/2012	Lease Agreement dated July 16, 2012	ARI Financial Services, Inc.	Willbros Canada Holdings ULC on behalf of itself and its subsidiaries
7/27/2012	Lease of 100 Marcus Boulevard, Hauppauge, NY 11788	100 Marcus LLC	Willbros Utility T&D Holdings, LLC
9/1/2012	Fort Worth, Tarrant County, Office Lease	Benbrooke Electric Partners, LLC	Willbros T&D Services, LLC

Parent Company Guarantees issued by Willbros United States Holdings, Inc. (includes those by willbros USA, Inc.)

Date of Issuance	Contract No. (if Applicable)	Contract Name	Subsidiary (Contractor) and Description
8/31/2004	6675 dated August 31, 2004	Colorado Interstate Gas Install Flow Control Valves at Rawl	Willbros Mt. West, Inc. Payment and Performance Guarantee
2/1/2006		Cheniere Sabine Pass 42-inch Sabine Pass Project	Willbros Engineers, Inc. EPC Agreement Performance
2/1/2006	Memorandum of Understanding dated January 31, 2006	Guardian Expansion Project (G-II)	Willbros Engineers, Inc. EPC Agreement Performance
4/2/2007		Kansas City Life Insurance Co. Penn Tower Office Building	Willbros Engineers, Inc. Lease Agreement Performance
4/18/2007	CONST-5240-2006-6669	Trunkline Gas Company, LLC	Willbros RPI, Inc. Agreement Performance
7/7/2007	Master Equipment Lease dated July 20, 2007	Merrill Lynch Capital Master Equipment Lease	Willbros RPI, Inc. Obligations within Lease Agreement
7/7/2007	Master Equipment Lease dated May 31, 2007	First National Capital Corporation Lease Agreement	Willbros RPI, Inc. Obligations within Lease Agreement
7/19/2007	07CS52057KMP_470839	Midcontinent Express Pipeline LLC	Willbros RPI, Inc. Agreement Performance
7/23/2007	07-GA-51-844-LKW	General Services Agreement dated July 20, 2007 with Natur	Willbros RPI, Inc. Agreement Performance
3/2008	Master Equipment Lease	Deere Credit, Inc. Master Equipment Lease Agreement	Willbros Construction (U.S.), LLC Obligations within Lease Agreement
12/23/2009	FEP-MCA-SP34-WBRO	Fayetteville Express Pipeline LLC 42” Spreads III and IV	Willbros Construction (U.S.), LLC Contract Performance

Parent Company Guarantees issued by Willbros Canada Holdings ULC
3/2/2011	Credit Exptension	Imperial Oil	Willbros Midwest Pipeline Construction (Canada) L.P. performance of payment obligations

Parent Company Guarantees issued by Willbros Middle East Limited

Date of Issuance	Contract No. (if Applicable)	Contract Name	Subsidiary (Contractor) and Description
11/18/2008	Tender	Abu-Dhabi Oil Refining Company Inter Refinery Pipeline II P	Willbros Engineers (UAE) Limited – Abu Dhabi Branch Agreement Obligations should Agreement be entered
1/21/2010	C311162-4 (‘Off Plot Delivery Tender’)	Petroleum Development of Oman LLC	The Oman Construction Company LLC performance Guarantee of Contract
1/27/2010	Tender C311152	Petroleum Development of Oman LLC Off-Plot Construction	The Oman Construction Company LLC performance Guarantee of Contract

Parent Company Guarantees issued by Willbros International, Inc.

Date of Issuance	Contract No. (If Applicable)	Contract Name	Subsidiary (Contractor) and Description
3/3/2003	2002-19810032	Escravos Gas Project Phase 3	Willbros West Africa, Inc. Contract Performance
4/30/2003		Occidental of Oman EPC Contract dated April 30, 2003	The Oman Construction Company (TOCO) LLC Payment and Performance

9/20/2004	Tender 6089 Project Number	Abu Dhabi Oil Refining Company EPC Tender of Inter Refin	Willbros Middle East, Inc. Obligations should Contract be entered
11/15/2004	Tender	P.T. Perusahaan Gas Negara (Persero) Tbk. South Sumater	Williams Far East, Inc. Agreement obligations should contract be entered
12/22/2004	79110-031	West African Gas Pipeline Company Limited Project (WARG)	Willbros West Africa, Inc. Contract Performance
2/14/2005	Tender	Sonatrach/TRC Realisation du Gazoduc GZ4/Medgaz 48” T	Wlllbros Middle East, Inc. obligations should Contract be entered
3/29/2005	EGP3-2004-40006542	Chevron Nigeria Limited Escravos EG3 Offshore Proiect	Willbros West Africa, Inc. Contract Performance
4/20/2005	Tender	Sonelgaz Transport du Gaz Projet Gazoduc Diametre 42” S	Willbros Middle East, Inc. Obligations should Contract be entered
5/31/2005	Tender	Sonatrach/TRC Construction du Troncon Nord du Gazoduc.	Willbros Middle East, Inc. Obligations should Contract be entered
5/31/2005	Tender	Sonatrach/TRC Lot 1 - Realization du Gazoduc Sougueur	Willbros Middle East, Inc. Obligations should Contract be entered
6/3/2005	Tender	Sonalgaz Lot 1 - Realization du Gazoduc Interconnexion Ks	Willbros Middle East, Inc. Obligations should Contract be entered
6/5/2005		Sonatrach/TRC bidding activity	Willbros Middle East, Inc. financially supported in bidding endeavors
8/15/2005	P3682	Kauther Pipelines Engineering and Construction of 36” 80km	The Oman Construction Company (TOCO) LLC Financial Obligations and Technical Assistance
10/12/2005	Shell Tender No E17139	Forcardos Yokri Integrated Project - Residual Works	Willbros (Offshore) Nigeria Limited Performance Obligations under Contract
12/15/2005		The Shaw Group Inc. Purchase Orders for WAGP	Willlbros West Africa, Inc. Agreement Obligations
1/23/2006	Tender No. M-2006-01	Occidental of Oman Lump Sum EPC Mukhaizna Development	The Oman Construction Company (TOCO) LLC Financial Obligations and Technical Assistance
3/27/2006	C310780	Hubara-Sahmah & Sehmah-KP 114 Main Oil Lines	The Oman Construction Company (TOCO) LLC Financial Obligations and Technical Assistance
4/4/2006	Shell Contract No. E17139	Forcados Yokri Integrated Project - Residual Works	Willbros West Africa, Inc. Performance of Obligations under Contract
4/4/2006	Shell Tender No. E17139	Forcados Yokri Integraled Project - Residual Works	Willbros West Africa, Inc. Performance of Obligations under Contract

Parent Company Guarantees issued by infrastruX Group, Inc. nka Willbros Utility T&D Holdings, LLC

Capital & Operating Leases – Guarantees for InfrastruX entities issued by InfrastruX Group, LLC
Lease Number	Subsidiary	Lessor/Vender Debtor Name	Begin Date	End Date
80	Chapman	Hibernia	12/1/2004	11/30/2010
530	Chapman	GE Capital	9/20/2007	9/19/2013
1140	Chapman	GE Capital	10/1/2008	9/30/2013
1141	Chapman	GE Capital	11/1/2008	10/31/2014
1180	Chapman	GE Capital	4/1/2009	3/31/2016
1183	Chapman	GE Capital	5/1/2009	4/30/2014
1184	Chapman	GE Capital	6/1/2009	5/31/2014
1197	Chapman	TFS Capital Funding	6/18/2009	6/17/2012
1198	Chapman	GE Capital	5/1/2009	4/30/2014
1236	Chapman	Caterpillar Financial Services Corp	10/16/2009	10/15/2012
1185	Gill	Terex Financial Services	6/1/2009	5/31/2014
279	Hawkeye	Bank of America	7/19/2006	7/18/2010
285	Hawkeye	Bank of America	8/17/2006	8/16/2010
286	Hawkeye	Bank of America	8/23/2006	8/22/2012
289	Hawkeye	Bank of America	9/8/2006	9/7/2012
309	Hawkeye	Commerce	5/1/2007	4/30/2011
427	Hawkeye	Bank of America	8/18/2006	8/17/2012
428	Hawkeye	Bank of America	8/29/2006	8/28/2010
430	Hawkeye	Bank of America	9/21/2006	9/20/2010
525	Hawkeye	Commerce	8/1/2007	7/31/2011
0526A	Hawkeye	Commerce	8/1/2007	7/31/2012
1103	Hawkeye	Altee	4/23/2008	4/22/2015
1104	Hawkeye	Altee	6/16/2008	6/15/2015

1105	Hawkeye	Altec	6/16/2008	6/15/2015
1178	Hawkeye	People’s Capital (Terex Affiliate)	3/6/2009	3/5/2015
1067	Texas Electric	Colonial Pacific (Terex)	7/14/2008	7/13/2014
1068	Texas Electric	Colonial Pacific (Terex)	9/8/2008	9/7/2014
1069	Texas Electric	People’s Capital & Leasing Corp (Terex)	6/20/2008	6/19/2013
1070	Texas Electric	GE Capital	8/1/2008	7/31/2013
1071	Texas Electric	GE Capital	8/1/2008	7/31/2013
1072	Texas Electric	GE Capital	8/15/2008	8/14/2013
1073	Texas Electric	GE Capital	8/6/2008	8/5/2014
1074	Texas Electric	GE Capital	8/29/2008	8/28/2013
1075	Texas Electric	GE Capital	8/1/2008	7/31/2013
1076	Texas Electric	GE Capital	9/5/2008	9/4/2013
1121	Texas Electric	Banc of America Leasing & Capital (Terex)	8/15/2008	8/14/2014
1177	Texas Electric	People’s Capital & Leasing Corp (Terex)	2/19/2009	2/18/2013
1232	Texas Electric	Colonial Pacific Leasing Corp	10/1/2009	9/30/2013

Other Indebtedness

All Debt of Parent or any Subsidiary owing to Parent or any of its Subsidiaries that is outstanding on the Restatement Effective Date (but not any additions thereto made after the Restatement Effective Date).

Nothing on this Schedule 6.02 shall be deemed to expand the meaning of the definition of the term "Debt" under the Credit Agreement.

SCHEDULE 6.05(A)

Existing Investments as of the Closing Date

Chapman Construction Co., Inc. is a General Partner and Tax Partner of, and owns a 40% interest in, Brenda Perkins & Associates, pursuant to the Brenda Perkins & Associates Partnership Agreement, effective September 1, 1996, as amended.

Willbros Middle East Limited owns a 49% membership interest in the The Oman Construction Company, LLC.

Willbros Middle East, Inc. owns a 49% membership interest in Willbros Al-Rushaid Limited, which is a company that is dormant.

Willbros Middle East, Inc. owns a 40% interest in Willbros Kuwait Gas & Oil Field Services Co. (Wi.I.), which is a company in liquidation.

Integrated Service Company, LLC owns 40% of the shares in Global Process Services, Inc.

All Investments by Parent or any Subsidiary in Parent or any of its Subsidiaries in existence on the Closing Date (but not any additions thereto made after the Closing Date).

SCHEDULE 6.05(A)

Existing Investments as of the Restatement Effective Date

Chapman Construction Co., Inc. is a General Partner and Tax Partner of, and owns a 40% interest in, Brenda Perkins & Associates, pursuant to the Brenda Perkins & Associates Partnership Agreement, effective September 1, 1996, as amended.

Willbros Middle East Limited owns a 49% membership interest in the The Oman Construction Company, LLC.

Willbros Middle East, Inc. owns a 49% membership interest in Willbros Al-Rushaid Limited, which is a company that is dormant.

All Investments by Parent or any Subsidiary in Parent or any of its Subsidiaries in existence on the Restatement Effective Date (but not any additions thereto made after the Restatement Effective Date).

SCHEDULE 6.08(A)

Affiliate Transactions as of the Closing Date

Lease, dated April 18, 2001, between Trafford Investment Partners Limited Partnership and Trafford Corporation.

Lease Agreement, dated May 30, 2003, between D&C Properties, LLC and B & H Maintenance and Construction, Inc., as amended (5018 National Parks HIghway, Carlsbad, NM)

Lease Agreement, dated May 30, 2003, between D&C Properties, LLC and B & H Maintenance and Construction, Inc., as amended (2858 Stevens Road, Odessa, TX)

Lease Agreement, dated May 30, 2003, between D&C Properties, LLC and B & H Maintenance and Construction, Inc., as amended (1300 North 1st Street, Bloomfield, NM)

Lease Agreement, dated May 30, 2003, between D&C Properties, LLC and B & H Maintenance and Construction, Inc., as amended (207 S.Loop, Eunice, NM)

Lease Agreement, dated September 28, 2000, between Ronald A. Cindrich, Sr. and Darleen Cindrich and Lineal Industries, Inc.

Lease Agreement, dated December 2, 2000, between Gill and Gill and Gill Electric Service, Inc.

Agreement of Lease, dated January 1, 2008, between North Berwick Road, LLC and Hawkeye, LLC (Wells, ME)

Vacuum excavation services from Polaris Services.

Civil construction services from Grace Industries.

Services from Haugland Infrastructure Group.

Lease Agreement, dated April 14, 2006, between Bemis Line Construction Company Inc. and Bemis LLC (Jacksonville, VT)

Subcontracting from SMR Contracting.

SCHEDULE 6.08(B)

Affiliate Transactions as of the Restatement Effective Date

Lease Agreement, dated April 14, 2006, between Bemis Line Construction Company Inc. and Bemis LLC (Jacksonville, VT).

SCHEDULE 10.02

Addresses for Notices

To the Parent, Borrower or any other Loan Party:

Willbros United States Holdings, Inc.

4400 Post Oak Parkway, Suite 1000

Houston, Texas 77027

Attention: Chief Financial Officer

Fax No. 713-403-8074

To the Administrative Agent, Collateral Agent, and Credit Agricole CIB, as Issuing Bank:

Agency Matters

Crédit Agricole Corporate and Investment Bank

1301 Avenue of the Americas

New York, New York 10019

Attention: Marisol Ortiz and Christie Jimenez

Fax No.: (917) 849-5528 / (917) 849-5521

Email: marisol.ortiz@ca-cib.com / christie.jimenez@ca-cib.com

Operations (Notice of Borrowing/ Conversion)

Crédit Agricole Corporate and Investment Bank

1301 Avenue of the Americas

New York, New York 10019

Attention: Agnes Castillo or John Chianchiano

Fax No.: (917) 849-5463 or (917) 849-5456

Email: agnes.castillo@ca-cib.com / john.chianchiano@ca-cib.com

In each case:

with a copy to:

Crédit Agricole Corporate and Investment Bank

1100 Louisiana, Suite 4750

Houston, TX 77002

Attention: Nimisha Srivastav

Fax No. (713) 890-8668

Email: nimisha.srivastav@ca-cib.com

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

[For Fiscal Quarter Ended                         (the “Reporting Period”)]

[For Fiscal Year Ended                         (the “Reporting Period”)]

This certificate, dated as of                 ,             , is prepared pursuant to Section 5.06(c)(ii) of the Credit Agreement dated as of June 30, 2010, as amended and restated in its entirety as of November 8, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Willbros United States Holdings, Inc., a Delaware corporation (“Borrower”), Willbros Group, Inc., a Delaware corporation (the “Parent”), and certain subsidiaries thereof, as guarantors, the lenders from time to time party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent and Issuing Bank, and UBS Securities LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents. Unless otherwise defined in this certificate, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

The Parent hereby certifies (a) that no Default or Event of Default has occurred or is continuing, (b) [no change] [a change] in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently delivered under Section 5.06(a) or 5.06(b) [describe such change, if applicable] and (c) the following amounts and calculations are true and correct:

[Remainder of page intentionally left blank.]

1.	Section 6.15 – Maximum Capital Expenditures.

	(a) Capital Expenditures made during the Fiscal Year ended on the last day of the Reporting Period[1]		$

	(b) Consolidated EBITDA[2] for the Fiscal Year ended on the last day of the Reporting Period		$

	(c) 25% of Consolidated EBITDA for the Fiscal Year ended on the last day of the Reporting Period		$

Capital Expenditures[3] do not exceed the higher of (i) $70,000,000 in the aggregate for the Reporting Period or (ii) 25% of Consolidated EBITDA for the Reporting Period

	Compliance	Yes No

[1]	Only reported for each fiscal year.
[2]	See Schedule 1 for detailed calculation of Consolidated EBITDA.
[3]	See Schedule 2 for detailed calculation of Capital Expenditures.

2.	Section 6.16 – Minimum Interest Coverage Ratio

	(a) Consolidated EBITDA for the applicable number of fiscal quarters period ended on the last day of the Reporting Period		$

	(b) Consolidated Interest Expense[4] for the applicable number of fiscal quarters period ended on the last day of the Reporting Period		$

Interest Coverage Ratio = (a) divided by (b)

Minimum Interest Coverage Ratio permitted under Section 6.16 of Credit Agreement:

As of the last day of any fiscal quarter, not less than the ratio set forth below with respect to such fiscal quarter:

	Fiscal quarter ending September 30, 2012:		2.25 to 1.00

	Fiscal quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013:		2.75 to 1.00

	Fiscal quarters ending December 31, 2013 and thereafter:		3.00 to 1.00

	Compliance	Yes No

[4]	See Schedule 3 for detailed calculation of Consolidated Interest Expense.

3.	Section 6.17 – Maximum Total Leverage Ratio.

	(a)	(i) Consolidated Debt as of the last day of the Reporting Period plus (ii) to the extent not included in clause (i), all reimbursement obligations (contingent or otherwise) as of the last day of the Reporting Period in respect of Financial Letters of Credit issued upon the application of the Parent or any of its Subsidiaries or upon which the Parent or any of its Subsidiaries is an account party, but only to the extent the aggregate amount of such reimbursement obligations is in excess of $15,000,000	$

	(b)	Consolidated EBITDA for the four fiscal quarter period ended on or prior to the last day of the Reporting Period
$

Total Leverage Ratio = (a) divided by (b)

Maximum Total Leverage Ratio permitted under Section 6.17 of Credit Agreement:

As of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2012, not to exceed the ratio set forth below with respect to such fiscal quarter:

		Fiscal quarter ending September 30, 2012:	5.50 to 1.00

		Fiscal quarter ending December 31, 2012:	4.00 to 1.00

		Fiscal quarter ending March 31, 2013:	3.25 to 1.00

		Fiscal quarter ending June 30, 2013:	3.00 to 1.00

		Fiscal quarters ending September 30, 2013 and thereafter:	2.75 to 1.00

	Compliance		Yes No

[4. Excess Cash Flow for the Reporting Period:             ]5

[5]	To be included if delivering the financial statements referred to in Section 5.06(a) of the Credit Agreement. See Schedule 4 for a detailed calculation of Excess Cash Flow.

IN WITNESS WHEREOF, I, solely in my capacity as                     of the Parent, have hereto signed my name to this Compliance Certificate as of                    ,            .

WILLBROS GROUP, INC.

By:
Name:
Title:

SCHEDULE 1

TO COMPLIANCE CERTIFICATE

Calculation of Consolidated EBITDA

	COMPONENT OF CONSOLIDATED EBITDA	Quarter Ending / /	Quarter Ending / /	Quarter Ending / /	Quarter Ending / /	TOTAL

a. Consolidated Net Income, excluding the results from discontinued operations (as determined in accordance with GAAP)

Plus	b. Consolidated Interest Expense[6]

Plus	c. charges against income for foreign, federal, state, and local Taxes[6]

Plus	d. depreciation and amortization expense[6]

Plus	e. other non-cash charges or losses (other than non-cash charges related to the SEC/DOJ Investigation)[6]

Plus	f. extraordinary or non-recurring expenses or losses[6]

Plus	g. amortization, write-off or write-down of debt discount, capitalized interest, debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt[6]

Minus	h. extraordinary or non-recurring gains[7]

Minus gain Or Plus loss	i. any gains or losses on sales of assets of the Parent or any of its Subsidiaries (other than in the ordinary course of business)[8]

[6]	To the extent deducted in determining Consolidated Net Income.
[7]	To the extent included in determining Consolidated Net Income.
[8]	To the extent included (or deducted) in determining Consolidated Net Income.

Schedule 2 to Compliance Certificate – Page 1

Minus

j.  the income of any Person (other than any Wholly Owned Subsidiary of the Parent) in which the Parent or any Wholly-Owned Subsidiary owns any Equity Interests, except to the extent (i) such income is received by the Parent or such Wholly-Owned Subsidiary in a cash distribution during such period or (ii) the payment of cash dividends or similar cash distributions by such Person to the Parent or such Wholly-Owned Subsidiary on account of such ownership is not prohibited by any Governmental Authority or by the operation of the terms of the Organizational Documents of such Person or any agreement or other instrument binding on such Person[7]

Minus gain or Plus loss

k. non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives[8]

Minus

l.  cash payments made during such period in respect of non-cash charges added back in determining Consolidated EBITDA (other than non-cash charges related to the SEC/DOJ Investigation) for any previous period

Minus gain or Plus loss	m. fees and expenses in an aggregate amount not to exceed $20,000,000 relating to the InfrastruX Merger, the Refinancing Transactions and the transactions contemplated by the Credit Agreement[6]

Minus gain or Plus loss	n. gain or loss arising from early extinguishment of Debt or obligations under any Hedging Arrangement[8]

Schedule 2 to Compliance Certificate – Page 2

Plus	o. fees and expenses paid or payable in connection with any waiver or amendment of any Debt[6]

Plus	p. any premiums or similar fees paid or payable in connection with a prepayment of any Debt[6]

Plus

q. costs, expenses and charges relating to the independent compliance monitor retained as a result of the SEC/DOJ Investigation incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (q) and (r) in any period of four consecutive fiscal quarters shall not exceed $5,000,000[6]

Plus

r.  costs, expenses and charges relating to the TransCanada Pipeline Arbitration incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (q) and (r) in any period of four consecutive fiscal quarters shall not exceed $5,000,000[6]

Provided that

s.  for purposes of calculating Consolidated EBITDA for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received in which by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.03(c) of the Credit Agreement.

CONSOLIDATED EBITDA:

Schedule 2 to Compliance Certificate – Page 3

SCHEDULE 2

TO COMPLIANCE CERTIFICATE

Calculation of Capital Expenditures

	COMPONENT OF CAPITAL EXPENDITURES	Quarter Ending / /	Quarter Ending / /	Quarter Ending / /	Quarter Ending / /	TOTAL

a. all expenditures of the Parent and its Subsidiaries in respect of the purchase or other acquisition, construction or improvement of any fixed or capital assets that are required to be capitalized under GAAP on a consolidated balance sheet of the Parent and its Subsidiaries as property, plant, equipment or other fixed assets

Excluding	b. normal replacements and maintenance which are properly charged to current operations

Excluding

c. expenditures made on account of any loss, destruction or damage of any fixed or capital assets, or any actual condemnation, seizure or taking, by exercise of eminent domain or otherwise, of any fixed or capital assets, or any confiscation or requisition of the use of any fixed or capital assets, to the extent such expenditures do not exceed the amount of the insurance proceeds, condemnation awards or damage recovery proceeds relating thereto

Excluding	d. any Qualified Investment made pursuant to any Reinvestment Notice

Schedule 2 to Compliance Certificate – Page 1

Excluding

e. any such expenditures in the form of a substantially contemporaneous exchange of similar fixed or capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent and its Subsidiaries

Excluding	f. any Investment or Acquisition

Excluding	g. expenditures in connection with the construction, development and/or operation and maintenance of any Governmental Fueling Facility.

CAPITAL EXPENDITURES:

Schedule 2 to Compliance Certificate – Page 2

SCHEDULE 3

TO COMPLIANCE CERTIFICATE

Calculation of Consolidated Interest Expense

	COMPONENT OF CONSOLIDATED INTEREST EXPENSE	Quarter ending / /	Quarter ending / /	Quarter ending / /	Quarter ending / /

a. The interest expense of the Parent and its Subsidiaries, calculated on a consolidated basis in accordance with GAAP for such period

Excluding	b. amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt[9]

Excluding

c. non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives.[9]

CONSOLIDATED INTEREST EXPENSE

[9]	To the extent included in the interest expense of the Parent and its Subsidiaries.

SCHEDULE 4

TO COMPLIANCE CERTIFICATE

Calculation of Excess Cash Flow

	COMPONENT OF EXCESS CASH FLOW	Fiscal Year Ending / /

a. Consolidated EBITDA for such fiscal year (determined on the basis of Consolidated Net Income not adjusted to exclude the results of discontinued operations)

minus	b. the sum (without duplication) of:

(i) Consolidated Interest Expense for such fiscal year actually paid in cash by the Parent and its Subsidiaries,

(ii) the net amount, if any, by which the “Contract costs and recognized income not yet billed” (or a similar line item referred to in the consolidated financial statements of the Parent) increased during such fiscal year,

(iii) the aggregate principal amount of Loans, Long-Term Debt and Capital Leases repaid or prepaid by the Parent and its Subsidiaries during such fiscal year, excluding (without duplication)

(A) repayment or prepayment of the Revolving Advances and other revolving extensions of credit (except to the extent that any repayment or prepayment of such Debt is accompanied by a permanent reduction in related commitments or, in the case of Revolving Advances, the aggregate amount of such prepayments exceeds the amount of the Revolving Advances that may be reborrowed under Section 2.01(a) of the Credit Agreement),

(B) repayment or prepayment of the Term Loans, other than scheduled principal payments pursuant to Section 2.07(b) of the Credit Agreement, and

(C) repayments or prepayments of Long-Term Debt funded with the proceeds of other Long-Term Debt,

(iv) all income Taxes actually paid in cash by the Parent and its Subsidiaries during such fiscal year,

(v) the sum of (A) the Capital Expenditures actually made in cash by the Parent and its Subsidiaries during such fiscal year (except to the extent financed with the proceeds of Debt, Equity Issuances, casualty proceeds, or other proceeds that were not included in determining Consolidated EBITDA for such fiscal year) and (B) the aggregate amount of cash consideration paid by the Parent and its Subsidiaries during such fiscal year to make Investments and other Acquisitions permitted under Section 6.05 of the Credit Agreement,

(vi) to the extent not reducing Consolidated EBITDA for such fiscal year (but without duplication of any other deductions to Excess Cash Flow for such fiscal year), the aggregate amount actually paid in cash by the Parent and its Subsidiaries during such fiscal year in satisfaction of litigation and similar proceedings, earn-out obligations and other obligations and liabilities (other than Debt), including any such amounts paid in respect of items referred to in clauses (o), (p), (q) and (r) of the “Consolidated EBITDA” calculation on Schedule 1 to this Compliance Certificate,

(vii) to the extent otherwise included in Excess Cash Flow for any fiscal year, any Net Proceeds for which the Parent has delivered a Reinvestment Notice or applied to the repayment of Loans in accordance with Section 2.08(c)(v) of the Credit Agreement plus

c. to the extent not otherwise included in Excess Cash Flow for such fiscal year, net cash proceeds received by the Parent or its Subsidiaries during such fiscal year from the TransCanada Pipeline Project, either through the collection of receivables or pursuant to the settlement of the TransCanada Pipeline Arbitration (it being understood and agreed that any amounts added back pursuant to this clause (c) with respect to any fiscal year shall, to the extent otherwise included in Excess Cash Flow for any subsequent fiscal year, be deducted in determining Excess Cash Flow for such subsequent fiscal year).

EXCESS CASH FLOW